As filed with the Securities and Exchange Commission on November 2, 2012
UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-00582

NEUBERGER BERMAN EQUITY FUNDS
(Exact Name of the Registrant as Specified in Charter)
c/o Neuberger Berman Management LLC
605 Third Avenue, 2nd Floor
New York, New York 10158-0180
(Address of Principal Executive Offices – Zip Code)

Registrant's telephone number, including area code: (212) 476-8800

Robert Conti
Chief Executive Officer and President
Neuberger Berman Equity Funds
c/o Neuberger Berman Management LLC
605 Third Avenue, 2nd Floor
New York, New York 10158-0180

Arthur C. Delibert, Esq.
K&L Gates LLP
1601 K Street, N.W.
Washington, D.C.  20006-1600
 (Names and Addresses of agents for service)

Date of fiscal year end: August 31, 2012

Date of reporting period: August 31, 2012

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Report to Shareholders.

Neuberger Berman Equity Funds

Investor Class Shares	Class A Shares
Trust Class Shares	Class C Shares
Advisor Class Shares	Class R3 Shares
Institutional Class Shares

Emerging Markets Equity Fund	Large Cap Disciplined Growth Fund
Equity Income Fund	Large Cap Value Fund
Focus Fund	(Formerly Partners Fund)
Genesis Fund	Mid Cap Growth Fund
Global Equity Fund	Mid Cap Intrinsic Value Fund
Global Thematic Opportunities Fund	(Formerly Regency Fund)
Guardian Fund	Multi-Cap Opportunities Fund
International Fund	Real Estate Fund
International Institutional Fund	Select Equities Fund
International Large Cap Fund	Small Cap Growth Fund
Intrinsic Value Fund	Socially Responsive Fund
Value Fund
(Formerly Large Cap Value Fund)

Annual Report
August 31, 2012

Contents

THE FUNDS

President's Letter	1

PORTFOLIO COMMENTARY
Emerging Markets Equity Fund	2
Equity Income Fund	6
Focus Fund	10
Genesis Fund	14
Global Equity Fund	18
Global Thematic Opportunities Fund	22
Guardian Fund	26
International Fund	30
International Institutional Fund	34
International Large Cap Fund	37
Intrinsic Value Fund	41
Large Cap Disciplined Growth Fund	45
Large Cap Value Fund (Formerly Partners Fund)	49
Mid Cap Growth Fund	53
Mid Cap Intrinsic Value Fund (Formerly Regency Fund)	57
Multi-Cap Opportunities Fund	61
Real Estate Fund	65
Select Equities Fund	69
Small Cap Growth Fund	73
Socially Responsive Fund	77
Value Fund (Formerly Large Cap Value Fund)	81

FUND EXPENSE INFORMATION	90

SCHEDULE OF INVESTMENTS/TOP TEN EQUITY HOLDINGS
Emerging Markets Equity Fund	94
Equity Income Fund	97
Focus Fund	100
Genesis Fund	101
Global Equity Fund	104

Global Thematic Opportunities Fund	107
Guardian Fund	110
International Fund	111
International Institutional Fund	114
International Large Cap Fund	117
Intrinsic Value Fund	120
Large Cap Disciplined Growth Fund	122
Large Cap Value Fund (Formerly Partners Fund)	124
Mid Cap Growth Fund	126
Mid Cap Intrinsic Value Fund (Formerly Regency Fund)	128
Multi-Cap Opportunities Fund	130
Real Estate Fund	131
Select Equities Fund	132
Small Cap Growth Fund	133
Socially Responsive Fund	135
Value Fund (Formerly Large Cap Value Fund)	136

FINANCIAL STATEMENTS	151

FINANCIAL HIGHLIGHTS (ALL CLASSES) PER SHARE DATA
Emerging Markets Equity Fund	213
Equity Income Fund	213
Focus Fund	215
Genesis Fund	217
Global Equity Fund	219
Global Thematic Opportunities Fund	219
Guardian Fund	221
International Fund	223
International Institutional Fund	225
International Large Cap Fund	225
Intrinsic Value Fund	227
Large Cap Disciplined Growth Fund	229
Large Cap Value Fund (Formerly Partners Fund)	231
Mid Cap Growth Fund	233
Mid Cap Intrinsic Value Fund (Formerly Regency Fund)	235
Multi-Cap Opportunities Fund	237

Real Estate Fund	239
Select Equities Fund	241
Small Cap Growth Fund	241
Socially Responsive Fund	245
Value Fund (Formerly Large Cap Value Fund)	247

Reports of Independent Registered Public Accounting Firms	255
Directory	257
Trustees and Officers	258
Proxy Voting Policies and Procedures	266
Quarterly Portfolio Schedule	266
Notice to Shareholders	267
Report of Votes of Shareholders	268

The "Neuberger Berman" name and logo are registered service marks of Neuberger Berman Group LLC. "Neuberger Berman Management LLC" and the individual Fund names in this piece are either service marks or registered service marks of Neuberger Berman Management LLC. ©2012 Neuberger Berman Management LLC. All rights reserved.

President's Letter

Dear Fellow Shareholder,

Despite challenging macroeconomic conditions, the S&P 500 Index advanced 18% over the past fiscal year. Its route was not direct, however. Equities saw tremendous volatility, cycling between fear-driven declines and relief rallies as investors focused on three key issues—the ongoing European sovereign debt crisis, the direction of the U.S. economy, and the potential global impact of a growth slowdown in China.

In the fall of 2011, markets suffered as fears of contagion within the eurozone and beyond reached new highs, incorporating the possibility of a second global banking collapse and dissolution of the euro. In the U.S., high unemployment, low consumer confidence and weak retail sales, productivity and manufacturing statistics also affected sentiment. Further, growth appeared to be slowing in the BRIC economies (Brazil, Russia, India and China), with repercussions for global growth as well as the global commodity cycle.

In December, markets rallied as the European Central Bank (ECB) presented a viable option for relieving pressure on eurozone banks through LTRO (long-term refinancing option) programs. This dovetailed with stronger-than-expected first quarter results from U.S. corporations—due in part to an unusually mild winter in North America—in fueling the rally through April.

Momentum reversed in May, on renewed concerns from Europe, where Greek voters rejected austerity platforms and Spain's largest bank requested a bailout on real estate losses. Slower economic growth data from the U.S. and China, which has seen GDP decline from roughly 10.5% in 2010 to 7.5% in 2012, added to the downward pressure.

From June through the end of August, markets recovered on anticipation of additional support from the Federal Reserve and ECB, which in fact occurred in September, just after this period closed. Federal Reserve Chairman Bernanke announced "QE3," designed to keep interest rates low and buoy employment in the U.S., just after ECB President Draghi announced "OMT," a plan to buy additional sovereign bonds to help strengthen the eurozone.

When markets are driven by macroeconomic factors and central bank policy, it is typically difficult for fundamentals-focused active managers to outperform. This period was no exception. With a high level of correlation among stocks, and a great deal of fear driving investor sentiment, investors flocked to the relative safety of U.S. large- and mega-cap stocks, especially those with high yields. Less attention was given to company-specific fundamentals such as earnings, cash flows, and balance sheet strength, or competitive advantages—factors our portfolio managers consider essential to longer-term outperformance.

As we look ahead, signals are mixed. U.S. GDP may fall below 2% for the second half of 2012, unemployment remains elevated, and industrial production and profit margins have declined. Politically, the upcoming "fiscal cliff" and tax and regulatory uncertainty add weight to the scale. In our opinion, recession in Europe is likely, and China has slowed significantly. Additionally, geopolitical concerns, especially in the Middle East, are on the rise.

At the same time, positive trends are evident, particularly in the U.S. QE3 represents a commitment to low interest rates through 2015—which is good for businesses and consumers. Consumer sentiment rose in August, with optimism largely tied to improvements in household balance sheets. While still elevated at 8.1% (as of the end of August), unemployment has dropped steadily throughout the year. In housing, new starts and sales of existing homes are up, perhaps signaling the sector has bottomed. Retail had a strong back-to-school season, and North American energy production innovations could have lasting impacts across various industry sectors.

Within the stock market, valuations remain attractive and fundamentals are strong. With equities offering good opportunity, especially relative to current bond yields, inflows from cash on the sidelines could also be positive. Until some of the uncertainties subside, however, volatility could continue. Experienced investors know that over time, the markets reward businesses that outperform. Our managers continue to apply their disciplines, using research, analysis, insight, and expertise to identify what they believe are the best ideas for the longer-term.

Thank you for your confidence in Neuberger Berman. We look forward to continuing to serve your investment needs.

Sincerely,

Robert Conti
President and CEO
Neuberger Berman Mutual Funds

Emerging Markets Equity Fund Commentary (Unaudited)

Neuberger Berman Emerging Markets Equity Fund Institutional Class generated a –4.53% total return for the fiscal year ended August 31, 2012. In a difficult market, the Fund outperformed its benchmark, the MSCI Emerging Markets (EM) Index, which reported a –5.48% total return for the period. (Performance for all share classes is provided in the table immediately following this letter.)

Emerging markets, as measured by the MSCI EM Index, were negative during the past fiscal year, a period of tremendous volatility and investor risk aversion. Globally, market activity was driven in large part by European sovereign debt concerns, but fears of a hard landing in China and stalling growth in Brazil also weighed on investor sentiment. Although constructive monetary policy statements buoyed the index to a slightly positive level for calendar-year-to-date 2012, it was not enough to erase fall 2011's deficit, when the index fell close to 20%.

The index lagged the developed international markets this period, as measured by the MSCI EAFE® Index, and both lagged the relatively stable U.S. market, which was favored by investors as a relative "safe haven" against global uncertainty. While all of the BRIC markets (Brazil, Russia, India and China) declined, more domestically driven markets, including the Philippines and Malaysia, provided positive returns. From a sector perspective, Information Technology (IT)—led by the surging Korean consumer electronics and IT hardware equipment manufacturing giant, Samsung Electronics—and the more defensive Consumer Staples and Health Care sectors significantly outperformed, while Materials, Energy and Industrials lagged on concerns of a Chinese industrial slowdown.

Strong stock selection was the key to the portfolio's outperformance this cycle. This was particularly significant within the Consumer Staples, Energy and Materials sectors. Consumer Discretionary, IT and Telecommunication Services holdings held back returns. In terms of country, selection within Russia, South Africa and Indonesia was most beneficial to the portfolio. Holdings in Brazil and India, where growth has slowed, and Korea were negative for performance.

Top performers during the fiscal year included Samsung, which posted strong results due to better-than-expected sales of Galaxy handsets, strong IT component sales and improving supply. Tencent, the Chinese social networking company, was another top contributor, outperforming on forecasts of improving margins and positive results from technology and marketing investments. Magnit, the leading Russian food retailer, was also up. The company continues to report strong sales growth and an expanding number of stores.

Significant detractors this period were led by Vale, the leading Brazilian iron ore company, whose stock fell as the price of iron ore declined 30%. QGEP, a Brazilian oil explorer, had poor test-well results from its offshore oil fields. PDG Realty, the Brazilian homebuilder, has struggled to maintain its margins as it has experienced cost overruns. QGEP and PDG were sold.

As 2012 progressed, the global equity markets' first-quarter rally gave way to a second-quarter retreat, as policy and macroeconomic uncertainty continued to dominate Europe, the U.S. and China. The Chinese economy continued to slow, especially in the industrial sector, where the country's August 2012 manufacturing activity indicator grew the least in more than three years. The Chinese government is starting to offer more targeted accommodative economic policies. We anticipate that the consumer will be the main beneficiary for the immediate future, as the markets wait in anticipation of broader measures to stimulate growth. On the other side of the globe in Brazil, the Central Bank continues to cut its interest rate to encourage growth as its economy continues to slow. Brazilian GDP decelerated throughout 2011 and stalled in the first half of 2012.

Our most recent meetings with companies from these countries confirm the lackluster economic growth, and we've positioned the Fund accordingly. In China, we continue to favor the domestic smaller companies. Regarding Brazil, we remain underweight, relative to the benchmark, given the poor outlook provided by the companies we visited.

From a sector perspective, Health Care is our largest overweight, which we believe offers domestic growth opportunities that are not well represented in the index. We have increased our overweight in Consumer Staples, which was driven by stock-specific decisions where we found opportunities to buy strong brands that were trading at discounted valuations earlier in the fiscal year. Financials are an underweight, but we are taking a closer look at specific opportunities where government policy may spur greater lending. We also are underweighted in Telecommunication Services, where intense competition and regulation has been leading to lower returns.

While the markets may remain volatile until some of the factors driving global uncertainty recede, we continue to find what we consider excellent investment opportunities across the spectrum. We continue to believe bottom-up stock selection, the key to our relative outperformance this fiscal year, will continue to be a differentiator over the long term.

Sincerely,

Conrad Saldanha
Portfolio Manager

Information about the principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The composition, industries and holdings of the Fund are subject to change.

Emerging Markets Equity Fund (Unaudited)

TICKER SYMBOLS
Institutional Class	NEMIX
Class A	NEMAX
Class C	NEMCX
Class R3	NEMRX

SECTOR ALLOCATION
(as a % of Total Investments)
Consumer Discretionary	8.1%
Consumer Staples	11.5
Energy	11.5
Financials	19.6
Health Care	5.8
Industrials	8.8
Information Technology	15.4
Materials	10.6
Telecommunication Services	4.5
Utilities	1.7
Short-Term Investments	2.5
Total	100.0%

PERFORMANCE HIGHLIGHTS9
		Average Annual Total Return Ended 08/31/2012
	Inception Date	1 Year	Life of Fund
At NAV
Institutional Class	10/08/2008	–4.53%	14.51%
Class A	10/08/2008	–4.84%	14.23%
Class C	10/08/2008	–5.50%	13.39%
Class R310	06/21/2010	–5.22%	14.07%
With Sales Charge
Class A		–10.31%	12.51%
Class C		–6.44%	13.39%
Index
MSCI Emerging Markets Index1,16		–5.48%	12.78%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month end, visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Management LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2011 were 2.56%, 3.22%, 3.81% and 8.02% for Institutional Class, Class A, Class C and Class R3 shares, respectively (before expense reimbursements and/or fee waivers, if any). These expense ratios were 1.26%, 1.51%, 2.26% and 1.92% for Institutional Class, Class A, Class C and Class R3, respectively, after expense reimbursements and/or fee waivers.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the applicable contingent deferred sales charges (CDSC) for Class C shares. The maximum CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Emerging Markets Equity Fund (Unaudited)

COMPARISON OF A $1,000,000 INVESTMENT
(000's Omitted)

This graph shows the change in value of a hypothetical $1,000,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graph is based on the Institutional Class shares only; the performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses (see Performance Highlights chart on previous page). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

Equity Income Fund Commentary (Unaudited)

Neuberger Berman Equity Income Fund Institutional Class generated an 8.49% total return for the fiscal year ended August 31, 2012, trailing the 18.00% total return of its benchmark, the S&P 500 Index. (Performance for all share classes is provided in the table immediately following this letter.)

Global equity markets were anxious and volatile during much of the past fiscal year. Fears were stoked by a perceived slowdown in economic growth—in Europe, where the sovereign debt crisis continued to worry markets; in China, Europe's key trading partner, where an engineered slowdown was constraining growth; and in the U.S., where the economy appeared to remain weak. Regardless, the S&P 500 closed the period up significantly, expanding on "green shoots" in the domestic economy, constructive statements from the European Central Bank (ECB), and global investors' emphasis on the U.S. as a relative "safe haven."

The Equity Income strategy is designed to provide returns between those available from stocks and bonds, focusing on a high level of income. As such, performance was generally in line with our expectations. While the market shifted on macroeconomic news, much of the concern in the market related to a potential change in the tax treatment of dividends.

For us, the most important question is where to find the best opportunity for increasing yields, especially in a meager interest rate environment. For example, Utilities with a 4% dividend yield would still outyield 10-year Treasuries at a combined state and federal tax rate of 50%. Further, two of our portfolio components, Real Estate Investment Trusts (REITs) and Convertible Bonds, would not be affected by any of the potential changes to dividend taxation, as their dividends are already non-qualified.

During the past fiscal year, the index was dominated by Information Technology and Financials names including Apple, IBM and the money center banks—stocks we did not own. When companies like these drive performance, our strategy tends to lag somewhat. Our portfolio is also predominately invested in small- and mid-cap companies, where we see superior relative opportunity over the longer term. In this market, however, large-cap stocks led.

While defensive allocations generally hurt relative performance this period, we are as interested in income as we are in growth. The Utilities sector, always an overweight, was one example. In addition to sector-level underperformance, Exelon and Enersis detracted. Exelon, a longer-term investment with good valuations and a great current yield, lagged as nuclear power remained out of favor. Enersis, a strong and growing Chilean utility we discovered during a research trip to South America, underperformed as investors shunned emerging markets.

One of our current themes within Utilities is pipeline businesses. This gives us "back door" exposure to some of the growth potential of the Energy sector without commodity price volatility. Even though natural gas prices are low, we believe there is money to be made transporting the commodity.

Convertible bonds are another defensive portion of the portfolio, which we use for downside protection. While our exposure was relatively light this period, convertibles—especially those with exposure to China-related commodity price weakness—underperformed. Patriot Coal, our largest detractor, filed for Chapter 11 bankruptcy in July. We continue to have a small allocation to this name on the possibility of rising winter and export demand. Another weak commodity-related security, Molycorp, a rare earth minerals leader, was sold.

We use options in an attempt to enhance income. During the past fiscal year, our use of options had a positive impact on performance.

Our "other" global dividend paying stock segment was generally beneficial, with the caveat that our average cap size was smaller than the S&P 500. We had mixed results in Energy. Bonavista was a detractor. The Canadian oil and gas firm, which we have since sold, declined on perceived slow demand from China, along with low natural gas prices. On the flipside, we sold Colombia's Ecopetrol, a key contributor to performance, as it hit our price target.

Consumer Staples names including Philip Morris International and Treasury Wine Estates outperformed on strong sales within emerging markets. Two additional top contributors were in the Telecommunication Services sector—CenturyLink and Taiwan Mobile. The former is moving into cloud computing, and the latter enjoys growing subscription rates. We believe both offer high free cash flows and competitive dividends. In Financials, Warsaw Stock Exchange, a company with a great current yield that we anticipated would benefit as European governments divested of public assets, disappointed, as did Apollo, a mezzanine debt firm we sold in the first half of the period.

Our REITs holdings generally performed well this period. While Lippo Malls Indonesia, a retail REIT, was sold after declining due to concerns about weaker growth in China and its potential impact on Asian consumers, specialty REITs including Weyerhaeuser, Ventas, RLJ Lodging, HCP and Digital Realty Trust strongly outperformed. We have trimmed selected specialty REITs holdings on strong performance and are slowly edging back into traditional domestic REITs where we see healthy and improving balance sheets.

Looking ahead, we will continue to manage a differentiated portfolio, seeking healthy and attractively priced companies with high cash flows, lower debt and records of rewarding shareholders. With company managements expressing plans to raise dividends and equity markets that could see cash flows increase if uncertainties decline, we believe this could become a very attractive environment for the portfolio—particularly relative to bonds in the current low-yield environment.

Sincerely,

Richard S. Levine, Tony Gleason and Sandy Pomeroy
Portfolio Co-Managers

Information about the principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The composition, industries and holdings of the Fund are subject to change.

Equity Income Fund (Unaudited)

TICKER SYMBOLS
Institutional Class	NBHIX
Class A	NBHAX
Class C	NBHCX
Class R3	NBHRX

SECTOR ALLOCATION
(as a % of Total Investments)
Consumer Discretionary	3.0%
Consumer Staples	3.7
Energy	8.0
Financials	21.4
Health Care	7.9
Industrials	1.4
Information Technology	3.5
Materials	8.4
Telecommunication Services	9.4
Utilities	16.7
Other	11.8
Short-Term Investments	4.8
Total	100.0%

PERFORMANCE HIGHLIGHTS9
		Average Annual Total Return Ended 08/31/2012
	Inception Date	1 Year	5 Years	Life of Fund
At NAV
Institutional Class14	06/09/2008	8.49%	6.52%	6.91%
Class A14	06/09/2008	8.09%	6.16%	6.61%
Class C14	06/09/2008	7.40%	5.53%	6.06%
Class R314	06/21/2010	7.78%	6.20%	6.64%
With Sales Charge
Class A14		1.83%	4.91%	5.53%
Class C14		6.40%	5.53%	6.06%
Index
S&P 500 Index1,16		18.00%	1.28%	2.68%

The performance data for each class includes the performance of the Fund's oldest share class, Trust Class, from November 2, 2006 through June 9, 2008. The performance data for Class R3 also includes the performance of the Fund's Institutional Class from June 9, 2008 through June 21, 2010. See endnote 14 for information about the effects of the different fees paid by each class.

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month end, visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Management LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2011 were 0.81%, 1.17%, 1.92% and 4.33% for Institutional Class, Class A, Class C and Class R3 shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratio was 1.42% for Class R3 shares after expense reimbursements and/or fee waivers. The total annual operating expense ratio for each of Institutional Class, Class A and Class C includes the class's repayment of expenses previously reimbursed and/or fees previously waived by Management.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the applicable contingent deferred sales charges (CDSC) for Class C shares. The maximum CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Equity Income Fund (Unaudited)

COMPARISON OF A $1,000,000 INVESTMENT14
(000's Omitted)

This graph shows the change in value of a hypothetical $1,000,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graph is based on the Institutional Class shares only; the performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses (see Performance Highlights chart on previous page). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

Focus Fund Commentary (Unaudited)

Neuberger Berman Focus Fund Investor Class generated a 16.10% total return for the fiscal year ended August 31, 2012, yet trailed its benchmark, the S&P 500 Index, which posted an 18.00% total return. (Performance for all share classes is provided in the table immediately following this letter.)

The equity market displayed remarkable resiliency over the past 12 months as stocks in general rose on periodic signs of economic strength in the U.S. and fiscal progress in Europe, and faltered only temporarily on negative news that emerged during the year. In the first few months of the fiscal year, the market was rather volatile as concerns about the European debt crisis largely overshadowed positive data from the domestic front in areas such as consumer spending and manufacturing, as well as strong corporate earnings. However, a confidence-fueled rally ensued over the next several months as U.S. economic data continued to surprise to the upside, earnings remained robust, and European authorities devised measures to avert a financial catastrophe. The release of the Federal Reserve "stress test" results in March also gave a boost to the financial market as it removed an element of uncertainty for the banking industry. Equities retreated somewhat in the April–June period as the situation in Europe seemed to worsen with news of an imminent sovereign debt default by Greece and soaring Spanish bonds yields. In addition, macro data out of China highlighted a possible slowdown in the region, and manufacturing and industrial production data in the U.S. came in below expectations. Yet the summer months brought another rally in the market as efforts by the European Central Bank to preserve the euro and maintain financial stability assuaged doomsday fears. Although U.S. economic data were mixed, with a slowdown in manufacturing occurring alongside a rise in consumer spending, investors seemed to view the negative data in a positive light in that it increases the possibility of further monetary easing.

As the market pushed through the adverse data and continued its rise over the fiscal year, performance leadership shifted between defensive and cyclical stocks. Specifically, the Telecommunication Services sector was the strongest sector in the S&P 500 followed by Information Technology (IT) and Consumer Discretionary. By the same token, the more economically sensitive Energy and Materials segments lagged the broader market for the period, along with the defensive Utilities sector.

Fund performance relative to the index benefited largely from stronger returns in Consumer Discretionary and IT. Within Consumer Discretionary, the greatest driver of outperformance was a cable and media holding, Comcast. The stock rose alongside other cable and media stocks in response to strengthening advertising trends, as global ad spending has been on the rebound both online and on cable networks. Comcast itself has also done particularly well and outperformed its cable peers as the company is experiencing a turnaround in demand for its video business, is reducing capital spending, and is generating significant growth in its SME (small-medium business) segment. Its recent acquisition of NBC Universal is also going well; the network received a ratings boost from its coverage of the Olympics, and it is expected to generate substantial fee revenue growth over the next five years as underpriced legacy contracts roll-off and NBC Universal renegotiates affiliate fees to market price levels. Despite the recent run-up in Comcast's share price, we believe the stock remains attractively valued in light of its solid fundamentals, strong organic growth profile, and favorable current dividend yield. The largest source of gains in IT on a relative basis (and one of the largest on an absolute basis) came from software company Oracle Corp. The stock was volatile during the 12-month period and posted a rather modest overall return, but we sold our position in Oracle and later added it back at advantageous price points. This activity gave a significant boost to Fund performance for the year. We like the stock for its defensive characteristics, as over half of Oracle's revenues and earnings have historically come from recurring maintenance contracts, and we believe the company is well positioned to benefit from the current application "refresh cycle" among enterprises as well as growth in the integrated appliance market, both of which are still in the early stages of unfolding.

On the downside, our Energy and Materials sector investments underperformed during the period and were the greatest detractors from absolute and relative performance. The main source of weakness within Energy was our exposure to oil services company Halliburton. Over the fiscal year the large-cap oil services names in general significantly underperformed the market due to heightened concern that overcapacity in North America pressure pumping will cause a substantial drop in activity and lead to a fall-off in demand for drilling services. Our long-term outlook for the drilling industry is far more sanguine, however, as we anticipate that recovering gas prices in the U.S. and solid long-term oil prices should lead to increased drilling activity and a rising need for drilling services in the U.S and throughout the world. Nonetheless, we exited our position in Halliburton during the period as we saw other investments with greater return potential in the intermediate term. The largest relative detractor from performance in Materials was Potash Corp., a fertilizer producer. The stock experienced a significant drop early in the period along with other fertilizer and commodity-sensitive names on signs of economic weakness in the U.S. and the mounting fear that the debacle in Europe could cause another recession here at home. The concern for these names is that a recession would hurt demand for food and, in turn, curb farmer's spending on fertilizer. Similar to our outlook for oil and gas, however, we believe that the long term supply-demand picture for fertilizer remains favorable as this capacity-constrained industry struggles to meet rising food needs throughout the world. Still, we sold our position in Potash during the period as we saw other investments that we believe offer more favorable upside potential in the interim.

We believe there are numerous events on the horizon that could have a material impact on the stock market, at least in the short term. Some of them include the upcoming presidential election, monetary decisions by the Federal Reserve, and legislative outcomes surrounding issues such as the U.S. "fiscal cliff" and health care reform. We believe the credit situation in Europe is likely to continue influencing investor activity, and escalating geopolitical tensions involving Iran and other parts of the Middle East could come to a head and cause a shock to the global market. How or when these events will unfold is unknown, but we continue to believe that equity valuations on the whole are attractive, and that the U.S. Federal Reserve, as well as authorities in Europe and China, are committed to supporting economic growth in their regions in the face of all these challenges. While we continue to manage the Fund with an eye towards the precarious macro environment, our stock selection decisions are largely based on the longer-term picture. Our primary objective, therefore, remains to invest in stocks with strong fundamentals trading at what we deem are favorable valuations in order to create a fund that can weather the potential macro storms and outperform over the course of an economic cycle.

Sincerely,

Tim Creedon And David Levine
Portfolio Co-Managers

Information about the principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The composition, industries and holdings of the Fund are subject to change.

Focus Fund (Unaudited)

TICKER SYMBOLS
Investor Class	NBSSX
Trust Class	NBFCX
Advisor Class	NBFAX
Institutional Class	NFALX
Class A	NFAAX
Class C	NFACX

SECTOR ALLOCATION
(as a % of Total Investments)
Consumer Discretionary	14.4%
Consumer Staples	10.2
Energy	11.3
Financials	14.2
Health Care	11.5
Industrials	9.3
Information Technology	20.3
Materials	4.1
Utilities	3.6
Short-Term Investments	1.1
Total	100.0%

PERFORMANCE HIGHLIGHTS8
		Average Annual Total Return Ended 08/31/2012
	Inception Date	1 Year	5 Years	10 Years	Life of Fund
At NAV
Investor Class	10/19/1955	16.10%	–0.46%	6.49%	10.20%
Trust Class3	08/30/1993	15.82%	–0.68%	6.28%	10.20%
Advisor Class4	09/03/1996	15.68%	–0.88%	6.06%	10.14%
Institutional Class5	06/21/2010	16.39%	–0.36%	6.55%	10.21%
Class A20	06/21/2010	15.96%	–0.51%	6.46%	10.19%
Class C20	06/21/2010	15.04%	–0.85%	6.28%	10.16%
With Sales Charge
Class A20		9.33%	–1.68%	5.83%	10.08%
Class C20		14.04%	–0.85%	6.28%	10.16%
Index
S&P 500 Index1,16		18.00%	1.28%	6.51%	9.81%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month end, visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Management LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2011 were 0.97%, 1.16%, 1.32%, 0.85%, 2.20% and 2.93% for Investor Class, Trust Class, Advisor Class, Institutional Class, Class A and Class C shares, respectively (before expense reimbursements and/or fee waivers, if any). These expense ratios were 0.75%, 1.11% and 1.86% for Institutional Class, Class A and Class C shares, respectively, after expense reimbursements and/or fee waivers.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the applicable contingent deferred sales charges (CDSC) for Class C shares. The maximum CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Focus Fund (Unaudited)

COMPARISON OF A $10,000 INVESTMENT

This graph shows the change in value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graph is based on the Investor Class shares only; the performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses (see Performance Highlights chart on previous page). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

Genesis Fund Commentary (Unaudited)

Neuberger Berman Genesis Fund Investor Class posted a 6.31% total return for the fiscal year ended August 31, 2012, underperforming its benchmark, the Russell 2000® Index, which provided a 13.40% total return for the period. (Performance for all share classes is provided in the table immediately following this letter.)

Despite periods of heightened volatility, the U.S. stock market generated strong results during the reporting period. Investor sentiment was impacted at times by a host of macro issues, including the ongoing European sovereign debt crisis, slowing global economic growth and uncertainties related to the U.S. "fiscal cliff" and the upcoming November elections. Market pullbacks proved to be temporary in nature, as stock prices were supported by generally solid corporate profits. That said, evidence of slowing growth, both domestically and globally, has emerged in recent quarters. More recently, equity markets appear to have been supported by expectations for monetary stimulation in most developed economies, including the U.S. and Europe.

As has been the case in the past, given our emphasis on higher quality/less speculative issues (companies with higher-than-average profitability and less financial leverage and which are less cyclical), the Fund tended to outperform the benchmark when the market declined and lag the benchmark when the market rose. This proved to be a challenge for the Fund given the market's overall strong performance during the reporting period.

Also detracting from results was the Fund's positioning in a number of sectors. In particular, an overweight to Energy, relative to the benchmark, was a negative for results as it was the only sector within the benchmark to post a negative absolute return during the reporting period. In addition, a number of our Energy holdings, including CARBO Ceramics and SM Energy, generated poor results. CARBO Ceramics manufactures ceramic proppant used to more effectively facilitate the flow of hydrocarbons in oil and gas reservoirs. The sharp decline in natural gas prices caused a supply/demand imbalance for CARBO Ceramics' products, which was exacerbated by a surge in competing lower-quality Chinese products. This inventory is being cleared and CARBO Ceramics is shifting product sales from natural gas to oil and natural gas liquids-oriented basins. SM Energy is a diversified exploration and production company, with major operations in the Eagle Ford and Bakken Shales. It has significant exposure to gas, gas liquids and oil. The stock sold off as investors became concerned about industry oversupply of gas liquids. While we continue to have a positive long-term outlook for both companies, we pared our exposure to the stocks in conjunction with our decision to lower the Fund's overall energy exposure given signs of slowing global growth.

Our positioning in the Health Care, Information Technology (IT) and Materials sectors was also detrimental to the Fund's performance. Within Health Care, we were hurt by our lack of exposure to largely non-profitable small-cap biotechnology and pharmaceutical companies whose stocks outperformed the benchmark. Our holding in Quality Systems, which provides electronic medical records and related services to the physician, small hospital and dental markets, was a drag on results. The company's stock has suffered due to concerns about slowing growth for the company's products and services. In our view, the stock appears to be oversold despite the recent fundamental shortfall. Within the IT sector, our position in Solera Holdings also detracted from results. Solera Holdings is a global provider of software and services to the automobile insurance claims processing industry. Its shares performed poorly due to concerns about the company's exposure to Europe, which represents approximately 60% of its total revenues. Finally, within Materials, our emphasis on higher-quality, "steady-Eddie" businesses was penalized, as they underperformed more cyclical, lower-quality materials companies.

Contributing to Fund performance was stock selection in a number of sectors. Within Consumer Staples, Church & Dwight was our top performer. This diversified consumer products company develops, manufactures and markets household and personal care products in the U.S. and around the world. Its share price moved higher as the company's value brands (e.g., lower-priced detergents) performed well in the macro-challenged environment. In addition, Church & Dwight generates substantial free cash flow, which it continues to use to make strategic acquisitions to bolster its bottom line. The Fund's positive performance in the Financials sector was driven by our holding in Harleysville Group, as it was acquired by Nationwide Mutual Insurance at a substantial premium. Several holdings in the Consumer Discretionary sector contributed to performance, including the Fund's position in Tractor Supply. The company is the largest retail farm and ranch store chain in the U.S. Its stock price rose sharply higher as the company continued to generate strong financial results. Another standout was Oceaneering International in the Energy sector. The company is a leading provider of remotely operated vehicles (ROV) and other equipment used in subsea oil exploration and production. It benefited from the search for oil reserves in deeper waters around the globe.

Throughout the reporting period, we maintained our time-tested investment process which seeks to invest in high-quality companies with good balance sheets, free cash flow and higher return businesses with barriers to entry. That said, our sector overweights and underweights, relative to the benchmark, have become less pronounced. We felt this was appropriate given the number of potential outcomes regarding the global economy, the situation in the eurozone, the rapidly approaching "fiscal cliff" and other macro factors. For example, we reduced the Fund's overweight to the Energy sector, given our outlook for less robust growth and less demand from emerging market countries such as China. We believe the sovereign debt crisis in Europe may lead to subpar growth for some time to come and that U.S.-centric companies offer some of the best investment opportunities in today's uncertain market environment.

Sincerely,

Judith M. Vale and Robert D'alelio
Portfolio Co-Managers

Information about the principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The composition, industries and holdings of the Fund are subject to change.

Genesis Fund (Unaudited)

TICKER SYMBOLS
Investor Class	NBGNX
Trust Class	NBGEX
Advisor Class	NBGAX
Institutional Class	NBGIX

SECTOR ALLOCATION
(as a % of Total Investments)
Consumer Discretionary	9.3%
Consumer Staples	7.7
Energy	9.7
Financials	8.7
Health Care	12.9
Industrials	19.5
Information Technology	11.2
Materials	12.1
Utilities	3.2
Other	0.9
Short-Term Investments	4.8
Total	100.0%

PERFORMANCE HIGHLIGHTS
		Average Annual Total Return Ended 08/31/2012
	Inception Date	1 Year	5 Years	10 Years	Life of Fund
Investor Class	09/27/1988	6.31%	4.11%	10.41%	12.14%
Trust Class3	08/26/1993	6.21%	4.06%	10.36%	12.14%
Advisor Class4	04/02/1997	5.91%	3.78%	10.08%	11.93%
Institutional Class5	07/01/1999	6.51%	4.34%	10.64%	12.29%
Index
Russell 2000® Index1,16		13.40%	1.90%	9.00%	8.97%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month end, visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Management LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2011 were 1.06%, 1.14%, 1.41% and 0.89% for Investor Class, Trust Class, Advisor Class and Institutional Class shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratio was 0.88% for Institutional Class shares after expense reimbursements and/or fee waivers.

Genesis Fund (Unaudited)

COMPARISON OF A $10,000 INVESTMENT

This graph shows the change in value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graph is based on the Investor Class shares only; the performance of the Fund's share classes will differ primarily due to different class expenses (see Performance Highlights chart on previous page). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

Global Equity Fund Commentary (Unaudited)

Neuberger Berman Global Equity Fund Institutional Class generated a 2.82% total return for the fiscal year ended August 31, 2012, trailing its benchmark, the MSCI World Index, which generated a total return of 8.77%. (Performance for all share classes is provided in the table immediately following this letter.)

The overall global equity market direction was uncertain during the past 12 months, vacillating between extreme fears and relief on headline-grabbing macroeconomic news. The key factor globally again this year was European sovereign debt issues, which colored the year, weighing down domestic Europe and its global trade partners in the U.S. and emerging markets. The MSCI EAFE® Index of developed international markets, including Europe, closed practically flat, masking a very turbulent year. Growth in several key emerging economies slowed—most importantly, China, but also Brazil. This and investor risk aversion sent the MSCI Emerging Markets Index down more than –5%. Meanwhile, the U.S. was the clear winner, with the S&P 500 closing up 18% for the period; corporate profits remained strong in spite of a weak economy, and U.S. large-cap stocks benefited from a global "flight to safety" within equities.

Within our index, Greece was by far the weakest economy, followed by other southern eurozone countries. Denmark and Belgium, buoyed by locally domiciled multinationals, each surpassed the returns of the U.S. By market sector, Information Technology (IT), Health Care and Consumer Staples outperformed, while Materials, Utilities and Energy lagged. The portfolio saw its strongest performance by country from investments in Japan and Belgium, and by avoiding the weakness in Spain. Our U.S. and Canadian holdings underperformed their peers. By sector, strong stock selection within Telecommunication Services, Consumer Staples and Industrials was additive. Weaker sectors included Materials, due to an overweight, and Consumer Discretionary and Health Care.

Our top three contributors for the period were well known U.S.-based names—Apple, Wal-Mart and Comcast. Apple had a phenomenal year on the strength of the iPhone and iPad product cycle. Wal-Mart, the U.S. discount retailer that is expanding globally, continues to have relatively strong U.S. store sales increases. Comcast, the cable operator, continues to improve its customer revenue and maintain margins as it adds greater breadth of media-related services.

Detractors included French telecom equipment firm Alcatel-Lucent, which cut its profit forecast on slowing orders and was sold. Hyundai Mobis, the Korean auto parts manufacturer, also detracted, declining on concerns about margins. Goldcorp, a Canadian-based mining firm, had disappointing short-term production.

Currently, policy and macroeconomic uncertainty dominate both in Europe and the U.S., with the global equity markets responding in kind. In our opinion, growth in emerging markets looks set to slow as well. While eurozone banking and economic policy debates continue, and the public's frustration with austerity measures increases, business and consumer demand continues to weaken.

The Chinese economy has continued to slow—especially in the industrial sector, where August 2012 manufacturing activity grew the least in more than three years. The Chinese government lowered the reserve ratios for banks in order to stimulate lending, and is offering incentives for consumer spending.

The U.S. had a period of optimism in early 2012 when job growth accelerated, consumer and business confidence were strong, and low natural gas prices enhanced North America's competitive position. The outlook became less clear recently. While manufacturing activity weakened, some observers point to a possible bottoming of housing prices and the Federal Reserve's easing of monetary conditions as signs that the world's largest economy can maintain its low growth trajectory. Still, the contentious political environment threatens a "fiscal cliff" at year-end, with higher taxes and automatic cuts in government spending that could have a cumulative impact of 4% of GDP, if enacted.

Given this challenging outlook, the Fund remains defensively positioned. Even with the lack of clarity in the U.S. outlook, we currently believe the market still offers well-positioned domestically oriented names including Industrials, IT and Health Care companies with clear competitive advantages. Our non-U.S. holdings continue to be multinational companies with geographically diverse revenues.

The Industrials and IT sectors are among our largest overweights. In the former, we seek quality companies that are less cyclical, as we note industrial production is slowing down globally. In the latter, our focus is on growth areas such as smart-phone manufacturers and business software. Despite our Energy holdings' relative underperformance this period, we continue to favor upstream exploration companies and their service providers, as we believe oil is becoming harder to find and more expensive to extract. We remain underweighted in Financials, with no bank holdings in the eurozone or Japan.

While markets continue to process the global economic uncertainty, we continue to employ our fundamentally driven Quality at a Reasonable Price discipline and robust portfolio risk management, believing this could provide strong risk-adjusted returns over the long-term.

Sincerely,

Benjamin Segal And Saurin Shah
Portfolio Co-Managers

Information about the principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The composition, industries and holdings of the Fund are subject to change.

Global Equity Fund (Unaudited)

TICKER SYMBOLS
Institutional Class	NGQIX
Class A	NGQAX
Class C	NGQCX

SECTOR ALLOCATION
(as a % of Total Investments)
Consumer Discretionary	11.5%
Consumer Staples	8.6
Energy	9.0
Financials	11.0
Health Care	13.3
Industrials	14.7
Information Technology	16.3
Materials	9.5
Telecommunication Services	3.5
Short-Term Investments	2.6
Total	100.0%

PERFORMANCE HIGHLIGHTS9
		Average Annual Total Return Ended 08/31/2012
	Inception Date	1 Year	Life of Fund
At NAV
Institutional Class	06/30/2011	2.82%	–5.50%
Class A	06/30/2011	2.51%	–5.83%
Class C	06/30/2011	1.77%	–6.50%
With Sales Charge
Class A		–3.34%	–10.46%
Class C		0.84%	–6.50%
Index
MSCI World Index1,16		8.77%	0.55%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month end, visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Management LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the estimated total annual operating expense ratios for fiscal year 2011 were 1.41%, 1.77%, and 2.52% for Institutional Class, Class A and Class C shares, respectively (before expense reimbursements and/or fee waivers, if any). These estimated expense ratios were 1.15%, 1.51% and 2.26% for Institutional Class, Class A and Class C shares, respectively, after expense reimbursements and/or fee waivers.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the applicable contingent deferred sales charges (CDSC) for Class C shares. The maximum CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Global Equity Fund (Unaudited)

COMPARISON OF A $1,000,000 INVESTMENT
(000's Omitted)

This graph shows the change in value of a hypothetical $1,000,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graph is based on the Institutional Class shares only; the performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses (see Performance Highlights chart on previous page). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

Global Thematic Opportunities Fund Commentary (Unaudited)

Neuberger Berman Global Thematic Opportunities Fund Institutional Class generated a –7.22% total return for the fiscal year ended August 31, 2012. The Fund trailed its benchmark, the MSCI All Country World Index, which provided a 6.82% total return. (Performance for all share classes is provided in the table immediately following this letter.)

With the exception of the first quarter of 2012, global equity markets were anxious and volatile during much of the past fiscal year, dominated by "risk-off" sentiment. Fears were stoked by a perceived slowdown in economic growth worldwide—especially in Europe, where the ongoing sovereign debt crisis had investors questioning the health of European banks and worrying about a potential collapse. European concerns even reached China, Europe's largest trading partner, where an engineered slowdown was already constraining growth. At the same time, data in the U.S. was weak, suggesting the economy would continue limping along. Still, the U.S. market—and particularly U.S. mega cap stocks benefiting from investor risk aversion—was the clear frontrunner this period. Developed international markets were flat on European weakness, and emerging markets closed negative on export concerns and global risk aversion.

During this period, the Fund underperformed relative to the benchmark for several reasons. As unconstrained, high conviction investors, we seek the most attractive long-term opportunities that fit our global structural themes. As such, the portfolio's emerging markets allocation is more than double that of the index, and our non-U.S. portion is larger as well. Additionally, based on our judgment about superior relative opportunity, most of the portfolio is invested in small- and mid-cap stocks. This market was led by mega caps, a segment we typically underweight.

In terms of the global structural themes represented in the Fund, we saw mixed results in this market. The largest detriment this period was our "inflation" theme, a longer-term position designed to hedge against weakness in the U.S. dollar. This period, precious metals names such as gold producer Agnico-Eagle and a Junior Gold Miners ETF underperformed and were sold. In the short run, this theme disappointed as this period's flight to quality favored the U.S. dollar and U.S. mega-cap names over precious metals. As long-term investors, however, we believe the space is attractively valued.

The slowdown in Chinese economic growth put a crimp in commodity related sectors during the year, impacting our Energy and Materials investments. As such, our "global energy arbitrage" theme underperformed. Within this theme, incorporating part of our retired "long what china's short" theme, coal names including Alpha Natural Resources, which was sold, and Mongolian Mining were detractors. Halliburton also detracted, declining with oil prices.

Our largest weighting was our "emerging markets consumer" theme. Although Consumer Discretionary names are often shunned during a flight to quality, this theme contained some of our biggest winners. Ace Hardware Indonesia, a home improvement store serving the world's fourth most populous nation—one with a 5% GDP growth rate and low unemployment—was our top contributor. Philip Morris International also enjoyed steady growth despite the slowdown in China. Their products sell well in Russia, and sales were up by a third in Japan after the tsunami. Australian premium wines distributor, Treasury Wine Estates, also outperformed on exports to emerging markets.

The theme also had disappointments. Taiwanese cell phone company HTC declined on disappointing earnings guidance due to patent disputes and the economic slowdown. We eliminated this position from the portfolio. Lonrho, an exporter of fresh fruit to Europe, also declined, as did Chinese luxury auto company Dah Chong Hong, although we believe there is attractive upside for this auto dealer/distributor.

Our "agriculture" theme, the second largest within the portfolio, performed well. Valmont, an American irrigation technology specialist, was a standout and outperformed despite the severe U.S. drought.

Being underweight in Information Technology hurt us from a sector standpoint while an underweight in Financials helped results. Financials fall within our "money in motion" theme and among them, Invesco and BlackRock were among our top performers. Within our "man versus machine" theme, Google (owner of YouTube and Android) was also a strong contributor. Selected Industrials names were also positive, including Honeywell, part of our "up, up and away" aerospace and travel theme. This theme highlights air travel demand from emerging market populations with growing GDP per capita.

Though we are cautious about where we are in the economic cycle and recognize that all of the past year's uncertainties still exist—with the addition of the upcoming U.S. elections and a transition of power in China—the team is optimistic. As we scour the world to find profitable companies with strong balance sheets and good managements that can benefit from the long-term structural trends we've identified, we are finding what we believe are good valuations and companies with sound and growing free cash flows despite global economic hiccups. Believing cash-flow growth is key to this difficult environment, we are focusing the portfolio on the market leaders we believe will be resilient and profitable within the thematic areas we've identified. As experienced investors, we believe an opportunistic, disciplined, and patient approach can be rewarded over time.

Sincerely,

Anthony Gleason, Sandy Pomeroy, William Hunter and Richard Levine
Portfolio Co-Managers

Information about the principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The composition, industries and holdings of the Fund are subject to change.

Global Thematic Opportunities Fund (Unaudited)

TICKER SYMBOLS
Institutional Class	NGHIX
Class A	NGHAX
Class C	NGHCX

SECTOR ALLOCATION
(as a % of Total Investments)
Consumer Discretionary	14.9%
Consumer Staples	8.5
Energy	9.4
Financials	9.0
Health Care	4.0
Industrials	19.2
Information Technology	10.9
Materials	10.3
Telecommunication Services	1.8
Utilities	1.5
Other	2.1
Short-Term Investments	8.4
Total	100.0%

PERFORMANCE HIGHLIGHTS
		Average Annual Total Return Ended 08/31/2012
	Inception Date	1 Year	Life of Fund
At NAV
Institutional Class	06/30/2011	–7.22%	–10.67%
Class A	06/30/2011	–7.68%	–11.05%
Class C	06/30/2011	–8.25%	–11.67%
With Sales Charge
Class A		–13.03%	–15.42%
Class C		–9.17%	–11.67%
Index
MSCI All Country World Index1,16		6.82%	–1.07%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month end, visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Management LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the estimated total annual operating expense ratios for fiscal year 2011 were 1.56%, 1.92% and 2.67% for Institutional Class, Class A and Class C shares, respectively (before expense reimbursements and/or fee waivers, if any). These estimated expense ratios were 1.25%, 1.61% and 2.36% for Institutional Class, Class A and Class C shares, respectively, after expense reimbursements and /or fee waivers.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the applicable contingent deferred sales charges (CDSC) for Class C shares. The maximum CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Global Thematic Opportunities Fund (Unaudited)

COMPARISON OF A $1,000,000 INVESTMENT
(000's Omitted)

This graph shows the change in value of a hypothetical $1,000,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graph is based on the Institutional Class shares only; the performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses (see Performance Highlights chart on previous page). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

Guardian Fund Commentary (Unaudited)

Neuberger Berman Guardian Fund Investor Class generated a 9.84% total return for the fiscal year ended August 31, 2012, trailing the benchmark S&P 500 Index, which reported an 18.00% total return. (Performance for all share classes is provided in the table immediately following this letter.)

Since the global financial crisis, our portfolio has been positioned in high-quality companies that we believe are poised to grow in a slow growth world and that can navigate risks presented by the global debt problem, such as the "fat-tail risks" of recession-induced deflation or policy-induced inflation. While these types of risk are always present, we believe the macroeconomic challenges associated with the debt problem increase their probability relative to past economic cycles.

Despite the market's overall strong returns, the last 12 months have been challenging for many bottom-up, long-term investors. During this time, global macroeconomic news often overshadowed company fundamentals and earnings. Sentiment and stock prices moved rapidly between extremes, first pressured by debt-related economic concerns, then later stimulated by subsequent government and monetary policy actions.

With investor attention narrowly focused on macroeconomic news, quality attributes did not support individual stock returns as they have during previous periods of uncertainty. For example, for much of the reporting period, high-yielding stocks performed well as investors sought the perceived safety of dividends. Many of the highest yielding stocks do not meet our quality standards, as their businesses do not generate free cash flow from operations to fund dividend payments—a quality characteristic we demand during this uncertain time. Furthermore, we consider many of the highest yielding sectors to be statistically expensive, posing a potential valuation risk.

Considering these factors, we avoided some of the highest dividend-paying stocks and sectors. This decision impeded relative performance. While the companies in our portfolio have the financial capacity to pay competitive dividends, many choose to reinvest their excess cash flow from operations back into their businesses for growth, or into repurchasing shares. Over the long run, we believe such actions may accrue to our benefit as shareholders. In the short-to-intermediate term, the financial strength of our companies could help to protect us from "fat-tail risks" unique to this cycle.

From a sector perspective, the portfolio's underperformance was largely driven by our Energy holdings, and isolated situations within Health Care and Information Technology (IT). As macro concerns ebbed and flowed, so did commodity and commodity-sensitive stock prices, which held back the performance of Energy shares. Additionally, a warm winter pressured domestic natural gas prices, hurting domestic producers' stocks. We remain constructive on energy market fundamentals, and believe our Energy holdings are attractively valued, financially strong, and well positioned for growth.

In Health Care, Hospira, which has been sold, declined after announcing that resolution of ongoing FDA compliance and manufacturing issues would take longer than expected. Within IT, the significant outperformance of Apple shares (up approximately 75% this period) had a disproportionate influence on the IT sector and benchmark returns. Not owning Apple was a meaningful headwind, as we clearly underestimated the strength of the iPhone product cycle.

Despite challenges, there were several significant positives during the reporting period. For example, Consumer Discretionary stocks Scripps Networks and Comcast, and McCormick & Co. in Consumer Staples, were among our top contributors.

We tactically reduced holdings on strong performance as valuations expanded, while adding to or establishing new positions on volatility-driven weakness. For example, we initiated a position in Marathon Petroleum, one of the largest, and, in our opinion, best-run North American refinery operations. We believe Marathon should benefit from new oil and gas resources currently coming on line in the U.S. and Canada.

Looking ahead, uncertainty persists, from Europe to China to the upcoming U.S. "fiscal cliff." However, we also see positive signs. Housing appears to have bottomed in the U.S., which could change what was a drag on GDP growth to a neutral-to-positive factor. We also believe the current North American energy renaissance is a strong positive for many domestic industries and Energy-related companies, and evidence from back-to-school sales shows that U.S. consumer spending is firm. On the whole, we currently believe U.S. businesses remain solidly profitable and financially strong while equity valuations are attractive.

As fellow shareholders, we remain confident that our portfolio companies are well positioned for this uncertain time. Our quality standards remain high, as does our commitment to owning businesses we believe can deliver favorable secular growth. While the past 12 months have been challenging, on the whole it was a period where the businesses of our portfolio companies did better than their stock prices would suggest. If history is any guide, the market share gains and earnings growth of portfolio companies should, over time, drive relative performance gains for the Fund.

Sincerely,

Arthur Moretti
Portfolio Manager

Information about the principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The composition, industries and holdings of the Fund are subject to change.

Guardian Fund (Unaudited)

TICKER SYMBOLS
Investor Class	NGUAX
Trust Class	NBGTX
Advisor Class	NBGUX
Institutional Class	NGDLX
Class A	NGDAX
Class C	NGDCX
Class R3	NGDRX

SECTOR ALLOCATION
(as a % of Total Investments)
Consumer Discretionary	9.4%
Consumer Staples	13.2
Energy	16.1
Financials	15.1
Health Care	9.4
Industrials	13.4
Information Technology	17.8
Materials	3.8
Short-Term Investments	1.8
Total	100.0%

PERFORMANCE HIGHLIGHTS7,12
		Average Annual Total Return Ended 08/31/2012
	Inception Date	1 Year	5 Years	10 Years	Life of Fund
At NAV
Investor Class	06/01/1950	9.84%	1.05%	7.10%	10.91%
Trust Class3	08/03/1993	9.68%	0.88%	6.93%	10.87%
Advisor Class4	09/03/1996	9.27%	0.47%	6.50%	10.74%
Institutional Class5	05/27/2009	10.03%	1.17%	7.16%	10.92%
Class A20	05/27/2009	9.63%	0.92%	7.03%	10.89%
Class C20	05/27/2009	8.83%	0.44%	6.77%	10.85%
Class R317	05/27/2009	9.40%	0.78%	6.95%	10.88%
With Sales Charge
Class A20		3.31%	–0.27%	6.40%	10.79%
Class C20		7.83%	0.44%	6.77%	10.85%
Index
S&P 500 Index1,16		18.00%	1.28%	6.51%	10.88%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month end, visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Management LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2011 were 0.92%, 1.10%, 1.50%, 0.75%, 1.15%, 1.90% and 1.44% for Investor Class, Trust Class, Advisor Class, Institutional Class, Class A, Class C and Class R3 shares, respectively (before expense reimbursements and/or fee waivers, if any). These expense ratios were 1.11%, 1.86% and 1.36% for Class A, Class C and Class R3 shares, respectively, after expense reimbursements and /or fee waivers. The total annual operating expense ratio for the Advisor Class includes the class's repayment of expenses previously reimbursed and/or fees previously waived by Management.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the applicable contingent deferred sales charges (CDSC) for Class C shares. The maximum CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Guardian Fund (Unaudited)

COMPARISON OF A $10,000 INVESTMENT

This graph shows the change in value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graph is based on the Investor Class shares only; the performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses (see Performance Highlights chart on previous page). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

International Fund Commentary (Unaudited)

Neuberger Berman International Fund Investor Class generated a 0.26% total return for the fiscal year ended August 31, 2012, trailing its benchmark, the MSCI EAFE® Index, which provided a 0.47% total return. (Performance for all share classes is provided in the table immediately following this letter.)

International markets, as measured by the MSCI EAFE Index, closed the reporting period essentially flat, masking tremendous uncertainty driven by ongoing concerns about European sovereign debt issues. In fall 2011, markets fell as worries reached extremes. By mid-December, markets began to rebound as the European Central Bank (ECB) introduced a plan to provide liquidity to eurozone banks via long-term refinancing operations (LTROs). However, markets dove in April and May 2012 on renewed concerns about Europe plus slower economic growth in the U.S. and China. Since June, the markets as represented by the MSCI EAFE Index bounced back somewhat anticipating more supportive central bank policies from the U.S. Federal Reserve and ECB, netting roughly zero for the year.

Returns by country varied this period, from Greece, the weakest at –48%, followed by other southern eurozone countries, to top performers Denmark, Belgium and Ireland, which were mainly driven by locally domiciled multinationals. By industry, defensive Consumer Staples and Health Care sectors led, followed by Energy. Laggards included Materials and Information Technology, both reporting sharply negative results. The former was impacted by the Chinese industrial slowdown, which has negatively impacted industrial metals and mining firms.

The portfolio's defensive positioning helped us navigate the period's uncertain markets—although it caused some lag during the intermittent rallies. Stock selection was also generally additive. By sector, holdings in Industrials and Health Care helped relative performance. Financials and Energy sector holdings underperformed. Within Financials, we did not hold any eurozone banks or insurers during the period, so the portfolio trailed when these sub-sectors outperformed during the period's short rallies.

By country, investments in Japan and a near-zero allocation to Spain were relative positives for the portfolio for most of the period. Detriments included Canadian holdings, where Materials names underperformed, and individual holdings in France.

CSL, an Australian-domiciled blood plasma products firm that has continued to gain market share with its leading products, was our top contributor. Vodafone, the global mobile telecom company, also outperformed, raising forecasts after 2011 results surpassed expectations. Bunzl, the UK-based distributor of non-food consumable items, has continued to deliver solid organic growth and announced plans to expand its geographic footprint.

Our most significant disappointments included Alcatel-Lucent, Chemring and HRT Participacões. Alcatel, the French telecom equipment supplier, cut its profit forecast on slowing orders. Chemring, a U.K.-based defense company, fell on uncertainty about U.S. defense spending. HRT, a Brazilian energy company, saw exploration disappointments. Chemring and HRT were sold.

Currently, policy and macroeconomic uncertainty dominate both in Europe and the U.S., with the global equity markets responding in kind. While eurozone banking and economic policy debates continue, and the public's frustration with austerity measures increases, business and consumer demand continues to weaken.

Growth in emerging markets may slow as well. This is best exemplified by the Chinese economic slowdown—especially in the industrial sectors, where August 2012 manufacturing activity grew the least in more than three years. The Chinese government lowered the reserve ratios for banks in order to stimulate lending, and is offering incentives for consumer spending.

The U.S. had a period of optimism in early 2012 when job growth accelerated, consumer and business confidence were strong, and low natural gas prices enhanced North America's competitive position. The outlook became less clear recently. While manufacturing activity weakened, some observers point to a possible bottoming of housing prices and the Federal Reserve's easing of monetary conditions as signs that the world's largest economy can maintain its low growth trajectory.

Still, the contentious political environment threatens a "fiscal cliff" at year-end, with potentially higher taxes and automatic cuts in government spending that could have a cumulative impact of 4% of GDP, if enacted.

Given this challenging outlook, the Fund remains defensively positioned. In Europe, we currently favor countries outside the eurozone area that we believe have superior prospects, such as Switzerland and the Nordic countries. We favor companies with a history of recurring revenues and significant operations in North America and emerging markets, and continue to look for European multinationals that are starting to reach what we believe are very attractive valuations.

By sector, our largest overweight remains in Materials, focused both on specialty chemical companies that we believe have pricing power and relatively stable end markets, and precious metals. Despite recent underperformance in Energy, we continue to favor upstream exploration companies and service providers, as oil is becoming harder to find and more expensive to extract. With regulatory and other risks, we remain underweighted in Financials, with no bank holdings in the eurozone or Japan.

While markets continue to process the global economic uncertainty, we continue to employ our fundamentally driven Quality at a Reasonable Price discipline and robust portfolio risk management, believing this can provide strong risk-adjusted returns over the long term.

Sincerely,

Benjamin Segal
Portfolio Manager

Information about the principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The composition, industries and holdings of the Fund are subject to change.

International Fund (Unaudited)

TICKER SYMBOLS
Investor Class	NBISX
Trust Class	NBITX
Class A	NIRAX
Class C	NIRCX

SECTOR ALLOCATION
(as a % of Total Investments)
Consumer Discretionary	13.2%
Consumer Staples	11.4
Energy	8.1
Financials	13.4
Health Care	10.4
Industrials	15.1
Information Technology	6.1
Materials	13.3
Telecommunication Services	5.6
Short-Term Investments	3.4
Total	100.0%

PERFORMANCE HIGHLIGHTS7,13
		Average Annual Total Return Ended 08/31/2012
	Inception Date	1 Year	5 Years	10 Years	Life of Fund
At NAV
Investor Class	06/15/1994	0.26%	–3.60%	9.04%	6.97%
Trust Class3	06/29/1998	0.15%	–3.73%	9.03%	7.13%
Class A20	12/20/2010	0.17%	–3.62%	9.03%	6.96%
Class C20	12/20/2010	–0.60%	–3.87%	8.89%	6.88%
With Sales Charge
Class A20		–5.60%	–4.75%	8.38%	6.61%
Class C20		–1.59%	–3.87%	8.89%	6.88%
Index
MSCI EAFE® Index1,16		0.47%	–4.34%	7.15%	4.52%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month end, visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Management LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2011 were 1.61%, 1.70%, 3.01% and 8.21% for Investor Class, Trust Class, Class A and Class C shares, respectively (before expense reimbursements and/or fee waivers, if any).These expense ratios were 1.45%, 1.69% and 2.32% for Investor Class, Class A and Class C shares, respectively, after expense reimbursements and/or fee waivers.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the applicable contingent deferred sales charges (CDSC) for Class C shares. The maximum CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

International Fund (Unaudited)

COMPARISON OF A $10,000 INVESTMENT

This graph shows the change in value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graph is based on the Investor Class shares only; the performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses (see Performance Highlights chart on previous page). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

International Institutional Fund Commentary (Unaudited)

Neuberger Berman International Institutional Fund generated a 0.78% total return for the fiscal year ended August 31, 2012, outperforming its benchmark, the MSCI EAFE® Index, which provided a 0.47% total return.

International markets, as measured by the MSCI EAFE Index, closed the reporting period essentially flat, masking tremendous uncertainty driven by ongoing concerns about European sovereign debt issues. In fall 2011, markets fell as worries reached extremes. By mid-December, markets began to rebound as the European Central Bank (ECB) introduced a plan to provide liquidity to eurozone banks via long-term refinancing operations (LTROs). However, markets dove in April and May 2012 on renewed concerns about Europe plus slower economic growth in the U.S. and China. Since June, the markets as represented by the MSCI EAFE Index bounced back somewhat, anticipating more supportive central bank policies from the U.S. Federal Reserve and ECB, netting roughly zero for the year.

Returns by country varied this period, from Greece, the weakest at –48%, followed by other southern eurozone countries, to top performers Denmark, Belgium and Ireland, which were mainly driven by locally domiciled multinationals. By industry, defensive Consumer Staples and Health Care sectors led, followed by Energy. Laggards included Materials and Information Technology, both reporting sharply negative results. The former was impacted by the Chinese industrial slowdown, which has negatively impacted industrial metals and mining firms.

The portfolio's defensive positioning helped us navigate the period's uncertain markets—although it caused some lag during the intermittent rallies. Stock selection was also generally additive. By sector, holdings in Industrials and Health Care helped relative performance. Financials and Energy sector holdings underperformed. Within Financials, we did not hold any eurozone banks or insurers during the period, so the portfolio trailed when these sub-sectors outperformed during the period's short rallies.

By country, investments in Japan and a near-zero allocation to Spain were relative positives for the portfolio for most of the period. Detriments included Canadian holdings, where Materials names underperformed, and individual holdings in France.

CSL, an Australian-domiciled blood plasma products firm that has continued to gain market share with its leading products, was our top contributor. Vodafone, the global mobile telecom company, also outperformed, raising forecasts after 2011 results surpassed expectations. Bunzl, the UK-based distributor of non-food consumable items, has continued to deliver solid organic growth and announced plans to expand its geographic footprint.

Our most significant disappointments included Alcatel-Lucent, Chemring and HRT Participacões. Alcatel, the French telecom equipment supplier, cut its profit forecast on slowing orders. Chemring, a U.K.-based defense company, fell on uncertainty about U.S. defense spending. HRT, a Brazilian energy company, saw exploration disappointments. Chemring and HRT were sold.

Currently, policy and macroeconomic uncertainty dominate both in Europe and the U.S., with the global equity markets responding in kind. While eurozone banking and economic policy debates continue, and the public's frustration with austerity measures increases, business and consumer demand continues to weaken.

Growth in emerging markets may slow as well. This is best exemplified by the Chinese economic slowdown—especially in the industrial sectors, where August 2012 manufacturing activity grew the least in more than three years. The Chinese government lowered the reserve ratios for banks in order to stimulate lending, and is offering incentives for consumer spending.

The U.S. had a period of optimism in early 2012 when job growth accelerated, consumer and business confidence were strong, and low natural gas prices enhanced North America's competitive position. The outlook became less clear recently. While manufacturing activity weakened, some observers point to a possible bottoming of housing prices and the Federal Reserve's easing of monetary conditions as signs that the world's largest economy can maintain its low growth trajectory.

Still, the contentious political environment threatens a "fiscal cliff" at year-end, with potentially higher taxes and automatic cuts in government spending that could have a cumulative impact of 4% of GDP, if enacted.

Given this challenging outlook, the Fund remains defensively positioned. In Europe, we currently favor countries outside the eurozone area that we believe have superior prospects, such as Switzerland and the Nordic countries. We favor companies with a history of recurring revenues and significant operations in North America and emerging markets, and continue to look for European multinationals that are starting to reach what we believe are very attractive valuations.

By sector, our largest overweight remains in Materials, focused both on specialty chemical companies that we believe have pricing power and relatively stable end markets, and precious metals. Despite recent underperformance in Energy, we continue to favor upstream exploration companies and service providers, as oil is becoming harder to find and more expensive to extract. With regulatory and other risks, we remain underweighted in Financials, with no bank holdings in the eurozone or Japan.

While markets continue to process the global economic uncertainty, we continue to employ our fundamentally driven Quality at a Reasonable Price discipline and robust portfolio risk management, believing this can provide strong risk-adjusted returns over the long term.

Sincerely,

Benjamin Segal
Portfolio Manager

Information about the principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The composition, industries and holdings of the Fund are subject to change.

International Institutional Fund (Unaudited)

TICKER SYMBOLS
Institutional Class	NBIIX

SECTOR ALLOCATION
(as a % of Total Investments)
Consumer Discretionary	13.4%
Consumer Staples	11.6
Energy	8.2
Financials	13.5
Health Care	10.5
Industrials	15.3
Information Technology	6.2
Materials	13.5
Telecommunication Services	5.7
Short-Term Investments	2.1
Total	100.0%

PERFORMANCE HIGHLIGHTS7
		Average Annual Total Return Ended 08/31/2012
	Inception Date	1 Year	5 Years	Life of Fund
Institutional Class	06/17/2005	0.78%	–3.30%	3.42%
Index
MSCI EAFE® Index1,16		0.47%	–4.34%	3.30%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month end, visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Management LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratio for fiscal year 2011 was 1.23% for Institutional Class shares (before expense reimbursements and/or fee waivers, if any). The expense ratio was 0.86% for Institutional Class shares after expense reimbursements and/or fee waivers.

COMPARISON OF A $1,000,000 INVESTMENT
(000's Omitted)

This graph shows the change in value of a hypothetical $1,000,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graph is based on the Institutional Class shares only; the performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses (see Performance Highlights chart above). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. All results include reflect the reinvestment of income dividends and distributions, if any. The results shown in the graph do not reflect the effect of taxes an investor would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

International Large Cap Fund Commentary (Unaudited)

Neuberger Berman International Large Cap Fund Trust Class generated a –1.05% total return for the fiscal year ended August 31, 2012, trailing its benchmark, the MSCI EAFE® Index, which provided a 0.47% total return. (Performance for all share classes is provided in the table immediately following this letter.)

International markets, as measured by the MSCI EAFE Index, closed the reporting period essentially flat, masking tremendous uncertainty driven by ongoing concerns about European sovereign debt issues. In fall 2011, markets fell as worries reached extremes. By mid-December, markets began to rebound as the European Central Bank (ECB) introduced a plan to provide liquidity to eurozone banks via long-term refinancing operations (LTROs). However, markets dove in April and May 2012 on renewed concerns about Europe plus slower economic growth in the U.S. and China. Since June, the markets as represented by the MSCI EAFE Index bounced back somewhat, anticipating more supportive central bank policies from the U.S. Federal Reserve and ECB, netting roughly zero for the year.

Returns by country varied this period, from Greece, the weakest at –48%, followed by other southern eurozone countries, to top performers Denmark, Belgium and Ireland, which were mainly driven by locally domiciled multinationals. By industry, the defensive Consumer Staples and Health Care sectors led, followed by Energy. Laggards included Materials and Information Technology, both reporting sharply negative results. The former was impacted by the Chinese Industrial slowdown, which has negatively impacted industrial metals and mining firms.

The portfolio's defensive positioning helped us navigate the period's uncertain markets—although it caused some lag during the intermittent rallies. Stock selection was also generally additive. By sector, holdings in Industrials, Health Care and Telecom helped relative performance. Energy, Financials and Consumer Discretionary sector allocations underperformed. In Financials, we did not hold any Japanese or eurozone banks or insurers during the period, so the portfolio trailed when these sub-sectors outperformed during the period's short rallies.

By country, investments in Japan, a zero allocation to Spain, and stock selection within the U.K. were relative positives. Detriments included Canadian holdings, where Materials names underperformed, individual holdings in France, and an opportunistic allocation to Brazil.

Experian, the UK-listed credit and marketing data provider, was our top contributor for the period, delivering solid results driven by healthy organic growth. CSL, an Australian-domiciled blood plasma products firm that continues to gain market share with its leading products, was another top contributor. Denmark's Novo Nordisk, a global leader in diabetes care, also outperformed.

Our most significant disappointments included Alcatel-Lucent, HRT Participacões, and Potash. Alcatel, the French telecom equipment supplier, cut its profit forecast on slowing orders. HRT, a Brazilian energy company, saw exploration disappointments. Potash, a Canadian fertilizer producer, fell on uncertain demand. HRT and Potash were sold.

Currently, policy and macroeconomic uncertainty dominate both in Europe and the U.S., with the global equity markets following suit. While eurozone banking and economic policy debates continue, and the public's frustration with austerity measures increases, business and consumer demand continues to weaken.

Growth in emerging markets may slow as well. This is best exemplified by the Chinese economic slowdown—especially in the industrial sectors, where August 2012 manufacturing activity grew the least in more than three years. The Chinese government lowered the reserve ratios for banks in order to stimulate lending, and is offering incentives for consumer spending.

The U.S. had a period of optimism in early 2012 when job growth accelerated, consumer and business confidence were strong, and low natural gas prices enhanced North America's competitive position. The outlook became less clear recently. While manufacturing activity weakened, some observers point to a possible bottoming of housing prices and the Federal Reserve's easing of monetary conditions as signs that the world's largest economy can maintain its low growth trajectory.

Still, the contentious political environment threatens a "fiscal cliff" at year-end, with potentially higher taxes and automatic cuts in government spending that could have a cumulative impact of 4% of GDP, if enacted.

Given this challenging outlook, the Fund remains defensively positioned. In Europe, we currently favor countries outside the euro area that we believe have superior prospects, such as Switzerland and the Nordic countries. We favor companies with a history of recurring revenues and significant operations in North America and emerging markets, and continue to look for European multinationals that are starting to reach what we believe are very attractive valuations.

By sector, our largest overweight remains in Materials, focused both on specialty chemical companies that we believe have pricing power and relatively stable end markets, and precious metals. We have added to niche Industrials holdings, seeing what we consider an area of growth primarily in emerging markets. Despite recent underperformance in Energy, we continue to favor upstream exploration companies and service providers, as oil is becoming harder to find and more expensive to extract. With regulatory and other risks, we remain underweighted in Financials, with no bank holdings in the eurozone or Japan.

While markets continue to process the global economic uncertainty, we continue to employ our fundamentally driven Quality at a Reasonable Price discipline and robust portfolio risk management, believing this can provide strong risk-adjusted returns over the long term.

Sincerely,

Benjamin Segal
Portfolio Manager

Information about the principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The composition, industries and holdings of the Fund are subject to change.

International Large Cap Fund (Unaudited)

TICKER SYMBOLS
Trust Class	NILTX
Institutional Class	NILIX
Class A	NBNAX
Class C	NBNCX
Class R3	NBNRX

SECTOR ALLOCATION
(as a % of Total Investments)
Consumer Discretionary	13.0%
Consumer Staples	9.6
Energy	8.6
Financials	14.1
Health Care	8.8
Industrials	14.8
Information Technology	7.4
Materials	14.4
Telecommunication Services	6.7
Short-Term Investments	2.6
Total	100.0%

PERFORMANCE HIGHLIGHTS7
		Average Annual Total Return Ended 08/31/2012
	Inception Date	1 Year	5 Years	Life of Fund
At NAV
Trust Class	08/01/2006	–1.05%	–3.27%	0.47%
Institutional Class6	10/06/2006	–0.65%	–2.93%	0.81%
Class A15	12/20/2007	–0.96%	–3.26%	0.48%
Class C15	12/20/2007	–1.64%	–3.93%	–0.10%
Class R315	05/27/2009	–1.24%	–3.45%	0.32%
With Sales Charge
Class A15		–6.68%	–4.40%	–0.49%
Class C15		–2.62%	–3.93%	–0.10%
Index
MSCI EAFE® Index1,16		0.47%	–4.34%	–0.31%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month end, visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Management LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2011 were 1.40%, 1.02%, 1.39%, 2.15% and 1.88% for Trust Class, Institutional Class, Class A, Class C and Class R3 shares, respectively (before expense reimbursements and/or fee waivers, if any). These expense ratios were 1.25%, 0.91%, 1.30%, 2.01% and 1.52% for Trust Class, Institutional Class, Class A, Class C and Class R3 shares, respectively, after expense reimbursements and/or fee waivers.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the applicable contingent deferred sales charges (CDSC) for Class C shares. The maximum CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

International Large Cap Fund (Unaudited)

COMPARISON OF A $10,000 INVESTMENT

This graph shows the change in value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graph is based on the Trust Class shares only; the performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses (see Performance Highlights chart on previous page). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

Intrinsic Value Fund Commentary (Unaudited)

Neuberger Berman Intrinsic Value Fund Institutional Class posted a 12.21% total return for the fiscal year ending August 31, 2012, trailing its benchmark, the Russell 2000® Value Index which gained 14.08%. (Performance for all share classes is provided in the table immediately following this letter.)

Although the Fund experienced a strong recovery from the market lows of October 2011, between April and June the stock market experienced some turbulence like in 2010 and 2011. Initial enthusiasm about the European Central Bank's ability to respond to deteriorating sovereign bond markets gave way to concern about the health of Spain and its banks. As economic conditions in Europe worsened, many questions emerged about the health of China and other Asian economies. After a warm winter that may have helped businesses here at home, economic growth in the U.S. also began to moderate. With each part of the globe showing signs of weakness, economically sensitive assets like small-cap stocks sold off as investors sought refuge in fixed income assets.

As frustrating as the last three summer market declines have been for investors, we maintain an optimistic long-term view of several industries in the U.S. Domestic manufacturing is benefitting from a combination of positive trends. The U.S. auto industry has been restructured, which we believe ensures profitability at much lower levels of sales. The automotive industry touches one in eight manufacturing jobs so its health is of paramount importance. Bountiful discoveries of shale gas have reduced the cost of energy for many manufacturers, while at the same time driving healthy demand for products and services related to energy production. It has been estimated that the recent shale gas and oil drilling booms have added hundreds of thousands of jobs (directly and indirectly) to the economy over the last five years. Along with recoveries in the automotive and energy service sectors, the commercial aerospace industry has been experiencing a strong upturn in demand for civilian aircraft. Finally, and perhaps most important, is that after six years it seems that the long slide in residential real estate has, in many parts of the country, finally ended. This has important implications for regional lenders and mortgage processors. If credit quality improves throughout their loan portfolios, banks should be more inclined to engage in new lending. Improving real estate prices may also help the psychology of consumers who have watched a painful erosion in the value of their largest asset.

We believe the portfolio is well positioned to capture the economic benefits of these trends, in particular the improvement in real estate. Over 16% of the portfolio is invested in regional banks and mortgage processors. Two of our largest holdings, CoreLogic and Lender Processing Services, contributed to performance. These companies benefit each time a homeowner applies for a mortgage or refinancing. A year ago these stocks sold off dramatically, losing more than one-third of their value as investors feared they would become entangled in regulatory efforts to fine the mortgage industry for its role in the housing crisis. Now it seems to us that those concerns were overblown as both companies have put many of the regulatory matters behind them. Since last August, CoreLogic has doubled its low price while Lender Processing has also performed well. We mention these examples to remind investors that contrarian value investing is neither for the faint of heart nor for those with short-term horizons.

Every portfolio will have stocks that present challenges to performance, and this year we had our fair share of disappointments. We eliminated losing investments in MEMC Electronic Materials, Powerwave and Talbots, but for the time being continue to hold shares in RadioShack and OfficeMax. In the case of OfficeMax, we decided to encourage the company to pay a dividend, consider share repurchases, and sell non-core operations. At one point this summer OfficeMax had a market value of $375 million while maintaining over $230 million in cash, net of debt, and an investment in Boise Cascade that is on OfficeMax's books for $220 million. Some analysts have suggested that OfficeMax's investment in Boise, which provides lumber to the home building industry, could be worth upwards of $400 million. While investors were assigning a negative value to the office products business, which currently generates $200 million of cash flow annually, we believe that OfficeMax shares should trade well north of $10 or roughly a third higher than its recent price. For the moment it seems that the management has taken our concerns seriously, as evidenced by their recent decision to resume paying a modest dividend while at the same time reviewing their options for the Boise Cascade investment.

As encouraged as we may be about the prospects for individual companies and specific sectors of the economy, elections are upon us and much work remains for Congress. Unfortunately, the current class of elected officials appear to be waiting for the American people to tell them what direction to take, whether to scale back government spending or focus on raising taxes. Whatever the outcome, in the long run we will all be better off the faster Congress gets back to business and works to restore our fiscal health.

Sincerely,

Benjamin H. Nahum, James F. Mcaree and Amit Solomon
Portfolio Co-Managers

Information about the principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The composition, industries and holdings of the Fund are subject to change.

Intrinsic Value Fund (Unaudited)

TICKER SYMBOLS
Institutional Class	NINLX
Class A	NINAX
Class C	NINCX

SECTOR ALLOCATION
(as a % of Total Investments)
Consumer Discretionary	6.6%
Consumer Staples	2.3
Energy	2.5
Financial Services	16.3
Health Care	7.3
Materials & Processing	6.3
Producer Durables	25.8
Technology	25.6
Utilities	2.7
Short-Term Investments	4.6
Total	100.0%

PERFORMANCE HIGHLIGHTS
		Average Annual Total Return Ended 08/31/2012
	Inception Date	1 Year	5 Years	10 Years	Life of Fund
At NAV
Institutional Class19	05/10/2010	12.21%	2.24%	11.60%	10.50%
Class A19	05/10/2010	11.62%	2.05%	11.50%	10.43%
Class C19	05/10/2010	10.87%	1.72%	11.31%	10.31%
With Sales Charge
Class A19		5.23%	0.85%	10.84%	10.00%
Class C19		9.88%	1.72%	11.31%	10.31%
Index
Russell 2000® Value Index1,16		14.08%	0.73%	8.49%	7.60%
Russell 2000® Index1,16		13.40%	1.90%	9.00%	6.21%

The inception date for Neuberger Berman Intrinsic Value Fund Institutional Class, Class A, and Class C shares is May 10, 2010. Performance prior to that date is that of the Fund's predecessor, the DJG Small Cap Value Fund L.P., an unregistered limited partnership ("DJG Fund"); DJG Fund was the successor to The DJG Small Cap Value Fund, an unregistered commingled investment account ("DJG Account"), which had similar investment goals, strategies, and portfolio management team. See endnote 19 for information about the effects of the different fees paid by each class.

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month end, visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of all income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Management LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2011 were 1.27%, 1.65% and 2.35% for Institutional Class, Class A and Class C shares, respectively (before expense reimbursements and/or fee waivers, if any). These expense ratios were 1.01%, 1.36% and 2.11% for Institutional Class, Class A and Class C shares, respectively, after expense reimbursements and/or fee waivers.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the applicable contingent deferred sales charges (CDSC) for Class C shares. The maximum CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Intrinsic Value Fund (Unaudited)

COMPARISON OF A $1,000,000 INVESTMENT19
(000's Omitted)

This graph shows the change in value of a hypothetical $1,000,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graph is based on the Institutional Class shares only; the performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses (see Performance Highlights chart on previous page). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

Large Cap Disciplined Growth Fund Commentary (Unaudited)

Neuberger Berman Large Cap Disciplined Growth Fund Investor Class generated 9.12% total return for the fiscal year ended August 31, 2012, trailing its benchmark, the Russell 1000® Growth Index, which generated a 17.37% total return. (Performance for all share classes is provided in the table immediately following this letter.)

The market closed the reporting period significantly higher than what might have been expected given the number of significant challenges facing the global economy. With a high level of correlation between stocks in a market driven by macroeconomic concerns rather than by individual company or stock factors, this was a difficult market that posed challenges for fundamentals-focused active managers. Central bank and sovereign policy matters—European debt, the U.S. "fiscal cliff" and tax and regulatory uncertainty in the U.S., and an economic slowdown in China from GDP growth of 10.5% in 2010 to roughly 7.5% in 2012—had the biggest impact on the markets, sending investors searching for yield rather than evaluating earnings.

In the fall of 2011, portfolio positioning was relatively defensive, with reduced exposure to economically sensitive sectors and a slightly below-market beta. Early in 2012, as the economy appeared to strengthen and as European Central Bank (ECB) policy removed some anxiety from the markets, we moved to a more market-neutral stance. We have since reverted to a somewhat more defensive positioning, closing the year with a lower beta than the market, and with overweights to Telecommunication Services and Health Care and underweights to Financials and Industrials, relative to the benchmark.

Defensive positioning put the portfolio at something of a disadvantage against the market. Stock selection within the Consumer Discretionary, Industrials and Health Care sectors was a relative detriment. On the consumer front, Netflix disappointed. Netflix increased pricing last year, which paused subscriber acquisition and lengthened their timeline to global profitability. While we made money on the stock for our entire holding period, it was a detractor during this fiscal year and was sold.

In Industrials, mining equipment maker Joy Global was a detractor. Its stock was impacted by the slowing Chinese economy, the key driver of the global commodities supercycle. We have not seen a reduction in Joy's orders backlog, however, and we currently believe they will be a longer-term beneficiary of a supply/demand imbalance favoring producers.

In Health Care, Illumina also detracted. The company had difficulties in the third and fourth quarters of 2011 on fears about the National Institutes of Health budget. In 2012, however, the stock has recovered nicely, as we anticipated it would after expectations were reset. Their consumables and gene sequencing businesses have been performing very well.

The portfolio outperformed the benchmark in the Telecommunication Services sector, and had favorable stock selection within Information Technology and Materials. Top contributors included tech firms Apple and Google, and Monsanto from within Materials.

Apple saw a very successful launch of the iPhone 4S last year, and instituted a dividend and buyback policy—both of which were very positive for the stock and broadened their investor base. We are anticipating positive impacts on profits from the launch of the iPhone 5 and a smaller iPad later in the year.

There had been some concern about Google's ability to monetize mobile and its YouTube platform. Both are now profitable, and fears that Google would lose market share to Bing did not materialize. Through Android, Google has continued to take share in the cell phone ecosystem. Phones running the Android platform worldwide feed Google's search business.

Monsanto, one of our bigger overweights relative to the benchmark, is the leader in genetically modified seeds. Monsanto launched a triple-stacked seed last year—drought and rootworm resistant and "roundup ready"—that has been very successful. We are waiting for results from this year's drought. If Monsanto's seeds showed better yield than non-modified or competitive modified seeds, we anticipate that this will be a benefit going forward.

Up over 17% for the year, the market rallied considerably in an environment where, in our opinion, most meaningful indicators have gotten worse—U.S. GDP is slowing, from about 4% in the initial stages of the recovery to below 2% for the second half of 2012, unemployment is still high at 8.1% as of the end of August, industrial production has declined, earnings growth has slowed for most companies, Europe is heading toward a possible recession, and China has slowed significantly. Until the economy improves, we believe policy at the Federal Reserve, the ECB and in China is what will drive the market. This has required us to perform a bit of a balancing act—between wanting to be defensive, and the knowledge that policy moves, such as the recent QE3 announcement, may trigger rallies.

Our primary focus continues to be the bottom-up search for the best ideas we believe will lead to longer-term outperformance, but our goal in the near term is to be more defensive than the market—with lower beta and economic sensitivity, a larger cap size, more defensive businesses and sectors, and a focus on companies with higher earnings.

Sincerely,

Daniel S. Rosenblatt and John J. Barker
Portfolio Co-Managers

Information about the principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The composition, industries and holdings of the Fund are subject to change.

Large Cap Disciplined Growth Fund (Unaudited)

TICKER SYMBOLS
Investor Class	NBCIX
Institutional Class	NLDLX
Class A	NLDAX
Class C	NLDCX
Class R3	NLDRX

SECTOR ALLOCATION
(as a % of Total Investments)
Consumer Discretionary	15.7%
Consumer Staples	12.6
Energy	5.9
Financials	1.0
Health Care	12.1
Industrials	9.0
Information Technology	30.4
Materials	4.2
Telecommunication Services	6.1
Short-Term Investments	3.0
Total	100.0%

PERFORMANCE HIGHLIGHTS11
		Average Annual Total Return Ended 08/31/2012
	Inception Date	1 Year	5 Years	10 Years	Life of Fund
At NAV
Investor Class	12/06/1999	9.12%	1.58%	5.13%	–1.67%
Institutional Class5	04/06/2009	9.43%	1.81%	5.25%	–1.58%
Class A20	04/06/2009	9.13%	1.55%	5.12%	–1.68%
Class C20	04/06/2009	8.14%	1.05%	4.86%	–1.87%
Class R317	05/27/2009	8.75%	1.43%	5.05%	–1.73%
With Sales Charge
Class A20		2.85%	0.36%	4.50%	–2.14%
Class C20		7.14%	1.05%	4.86%	–1.87%
Index
Russell 1000® Growth Index1,16		17.37%	3.69%	7.02%	–0.26%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month end, visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of all income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Management LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2011 were 1.11%, 0.80%, 1.20%, 1.92% and 1.49% for Investor Class, Institutional Class, Class A, Class C and Class R3 shares, respectively (before expense reimbursements and/or fee waivers, if any). These expense ratios were 0.75%, 1.11%, 1.86% and 1.37% for Institutional Class, Class A, Class C and Class R3 shares, respectively, after expense reimbursements and/or fee waivers. The total annual operating expense ratio for Investor Class includes the class's repayment of expenses previously reimbursed and/or fees previously waived by Management.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the applicable contingent deferred sales charges (CDSC) for Class C shares. The maximum CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Large Cap Disciplined Growth Fund (Unaudited)

COMPARISON OF A $10,000 INVESTMENT

This graph shows the change in value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graph is based on the Investor Class shares only; the performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses (see Performance Highlights chart on previous page). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

Large Cap Value Fund Commentary* (Unaudited)

Neuberger Berman Large Cap Value Fund (formerly Neuberger Berman Partners Fund) Investor Class produced a 6.47% total return for the fiscal year ended August 31, 2012, underperforming its benchmark, the Russell 1000® Value Index, which generated a 17.30% total return. (Performance for all share classes is provided in the table immediately following this letter.) Management of the Fund was transferred from the previous portfolio manager in December 2011 and holdings were subsequently repositioned in accordance with the current strategy.

Equities rose considerably over the fiscal year despite a continuous stream of global macro issues, which at times threw the market off course. Stocks were especially volatile in the first half of the reporting period, when the credit crisis in Europe seemed ominous enough to push the U.S. economy into another recession. Towards the middle of the fiscal year, however, European leaders scrambled to devise ways to avert a financial meltdown, and our domestic economy showed signs of resiliency in areas such as manufacturing, industrial production and employment. Corporate earnings also remained strong throughout this time and the release of the Federal Reserve "stress-test" results in March removed an element of uncertainty that had been an overhang on the financial market. These positive factors drove stocks higher as investors felt more comfortable taking on additional risk. The market then lost its momentum from April to June amidst weaker economic data in the U.S. and more negative news out of Europe, which included the possibility of a Greek debt default and exit from the euro as well as a deepening of the solvency woes in Spain.

Equities rallied once again, however, in the last couple of months of the period despite an uncertain macro environment. Corporate earnings continued to surprise to the upside, yet revenue growth was slowing. Economic data was also mixed as consumer spending rose while manufacturing and industrial production was soft. In addition, conditions in key regions such as China were questionable, with falling prices for consumer goods and export and import growth coming in far lower than expected. The rise in stocks during this time seemed to be supported by the latest attempts of European authorities to ease the financial crisis. In addition, many seemed to view the negative economic data as a positive indicator that governments at home and abroad will employ additional monetary easing or other measures to promote growth in their regions.

As investor confidence waxed and waned over the past 12 months, both defensive and cyclical investments drove performance in the large cap-value arena; the Telecommunication Services sector produced the greatest overall return in the index, followed by Consumer Discretionary and Industrials. Commodity sensitive areas such as Energy, Materials, and Utilities lagged the index as a whole for the year.

For the fiscal year, Fund performance relative to the index benefitted from an overweight allocation to Financials (on average) as well as stronger overall stock returns within that segment. Limited exposure to Utilities, one of the softest areas of the market over the period, was also positive for relative performance. Underperformance in Energy, Industrials, Information Technology and Health Care, however, dragged the Fund behind the index for the 12-month period.

For calendar year-to-date 2012, during which the Fund was wholly under new portfolio management, performance relative to the index benefited from an overweight allocation and stronger stock selection in Financials and an underweight allocation to Utilities. Within Financials, our heavier exposure to some of the large commercial banks and brokers (namely Goldman Sachs, Bank of America, and Wells Fargo) drove outperformance. These holdings rose significantly from January to March 2012 due largely to an improving economic environment as well as the release of the bank "stress-test" results from the Federal Reserve. The stocks also benefitted from greater confidence that many of the large banks and brokers in the U.S. could withstand or even profit from a deteriorating financial system in Europe. These names retreated along with their industry peers in April and May on weak domestic economic data, but recovered nicely in the final months of the period. We continue to see a great deal of value in these holdings and believe they should do well over the long term driven by strength in their core businesses as well as their ability to gain market share if capacity from abroad exits the industry. Regarding Utilities, the segment in general lagged the broader market after losing significant ground in the January/February and July/August months. During these intervals the market as a whole experienced confidence-fueled rallies and investors moved out on the risk curve into more cyclical investments. Many utility stocks also suffered as a result of mild winter weather conditions, which affected both demand for power as well as gas/power prices. Though we entered the period already underweight in Utilities, we further reduced our exposure to this sector as we saw greater value among holdings in other areas of the market.

The greatest drag on relative performance from December to August stemmed from the Industrials and Health Care sectors, where our investments in aggregate underperformed the index over the reporting period. A large portion of the weakness in Industrials came from Joy Global, a mining equipment company. A significant drop in the demand for coal has weighed heavily on the company given that much of its mining equipment is used for extracting coal. While we concede that this may still pose a challenge for the stock, Joy Global has continuously posted solid revenue and earnings growth within this difficult environment. Furthermore, we believe the stock's valuation more than compensates for these risks. If the company continues to execute well and the tide turns on the macro front, we believe the stock can appreciate significantly from current levels. Within Health Care, a large detractor from relative performance was medical devices holding Boston Scientific. The stock has underperformed as the company faces a sluggish end market for ICD's and coronary stents (which comprise over half of Boston Scientific's sales) while also experiencing some market-share loss. We believe the stock's valuation adequately reflects these issues, however, and in our opinion there is upside to the name as the company has a pipeline of new technologies that could drive revenue growth going forward.

As we look ahead we see many exogenous factors playing a role in stock market movement; a lack of recovery in the domestic economy combined with the upcoming presidential election and looming "fiscal cliff" all paint an uncertain picture. At the same time, however, the expectation that the Fed will take action to stimulate economic growth may continue to fuel relief rallies. In addition, there seems to be increased confidence that the European Central Bank will do what is necessary to preserve its financial system and that European leaders are committed to reigning in their countries' excesses. In our opinion, the impact of these events on the stock market will remain erratic but we believe that equity valuations on the whole are attractive, particularly among the more economically sensitive areas of the market—segments where we see a great deal of value among stocks that have solid core businesses and catalysts that we believe can sustain them through this difficult period. By investing in these companies, it is our view that we have created a portfolio that can produce favorable risk adjusted returns throughout this economic cycle, and we continue to monitor the correlation among holdings in seeking to achieve a positive risk-reward balance.

Sincerely,

Eli Salzmann
Portfolio Manager

*  Effective April 2, 2012, Neuberger Berman Partners Fund changed its name to Neuberger Berman Large Cap Value Fund.

Information about the principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The composition, industries and holdings of the Fund are subject to change.

Large Cap Value Fund (Unaudited)

TICKER SYMBOLS
Investor Class	NPRTX
Trust Class	NBPTX
Advisor Class	NBPBX
Institutional Class	NBPIX
Class A	NPNAX
Class C	NPNCX
Class R3	NPNRX

SECTOR ALLOCATION
(as a % of Total Investments)
Consumer Discretionary	8.1%
Consumer Staples	2.3
Energy	18.3
Financials	30.4
Health Care	9.3
Industrials	12.8
Information Technology	5.4
Materials	10.2
Telecommunication Services	1.4
Utilities	0.8
Short-Term Investments	1.0
Total	100.0%

PERFORMANCE HIGHLIGHTS7,22
		Average Annual Total Return Ended 08/31/2012
	Inception Date	1 Year	5 Years	10 Years	Life of Fund
At NAV
Investor Class	01/20/19752	6.47%	–2.33%	6.42%	12.45%
Trust Class3	08/30/1993	6.26%	–2.51%	6.24%	12.38%
Advisor Class4	08/16/1996	6.13%	–2.66%	6.05%	12.25%
Institutional Class5	06/07/2006	6.61%	–2.17%	6.53%	12.48%
Class A20	06/21/2010	6.24%	–2.44%	6.37%	12.43%
Class C20	06/21/2010	5.40%	–2.77%	6.18%	12.38%
Class R317	06/21/2010	5.95%	–2.55%	6.30%	12.42%
With Sales Charge
Class A20		0.14%	–3.58%	5.74%	12.26%
Class C20		4.40%	–2.77%	6.18%	12.38%
Index
Russell 1000® Value Index1,16		17.30%	–0.85%	6.57%	N/A

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month end, visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of all income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Management LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2011 were 0.85%, 1.04%, 1.19%, 0.69%, 1.29%, 4.61% and 6.07% for Investor Class, Trust Class, Advisor Class, Institutional Class, Class A, Class C and Class R3 shares, respectively (before expense reimbursements and/or fee waivers, if any). These expense ratios were 1.11%, 1.86% and 1.36% for Class A, Class C and Class R3 shares, respectively, after expense reimbursements and/or fee waivers.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the applicable contingent deferred sales charges (CDSC) for Class C shares. The maximum CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Large Cap Value Fund (Unaudited)

COMPARISON OF A $10,000 INVESTMENT

This graph shows the change in value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graph is based on the Investor Class shares only; the performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses (see Performance Highlights chart on previous page). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

Mid Cap Growth Fund Commentary (Unaudited)

Neuberger Berman Mid Cap Growth Fund Investor Class generated a 10.73% total return for the fiscal year ended August 31, 2012, trailing its benchmark, the Russell Midcap® Growth Index, which posted an 11.72% total return. (Performance for all share classes is provided in the table immediately following this letter.)

Fueled by macro and political headlines, the last fiscal year has been a roller-coaster of risk-on/risk-off investor sentiment. Our domestic "wall of worry," offset by a U.S. economy that maintained its moderately paced growth, resolution on the health care reform debate and potential signs of stability in the housing market, has been less onerous than the challenges facing many non-U.S. markets. However, politically driven economic uncertainty continued to mute corporate confidence and, as a result, the appetite for hiring, capital expenditures and M&A activity remained subdued. Despite the U.S. economy's relative stability, we also have not been immune to the issues beyond our borders such as the ongoing European debt saga and questions around China's growth, all of which have continued to create headline volatility and weigh on U.S. companies with meaningful foreign exposure. Despite the aforementioned headwinds and challenges, corporate earnings continued to be strong, margins were solid and guidance realistic, with a cautious tone reflecting a challenging environment.

For the trailing 12 months, every market sector, with the exception of Energy, posted positive returns. Broadly looking at the Fund's sector positioning, our overweight allocations to Energy (overweight in the last three months of the period) and Telecommunication Services, relative to the benchmark proved additive, but were offset by the negative impact of our overweight to Information Technology (IT) and underweights to both Financials and Materials.

Stock selection was a positive overall for the period. In Health Care, Catalyst Health Solutions, a pharmacy benefit management company, agreed to be acquired by SXC Health Solutions, which benefitted the Fund; we have since sold the position. Alexion Pharmaceuticals, with therapeutic products aimed at rare, life-threatening diseases, was the top contributor to Fund performance as the company benefited from positive trials for treatments and their continued international rollout.

SBA Communications, an operator of North American wireless communication towers, benefited from strong execution and positive reaction to several recent acquisitions, which offset inconsistent results and currency worries from NII Holdings, a provider of wireless communication services under the Nextel brand in select Latin American markets.

The portfolio also had strong contributions from Consumer Discretionary names such as Dollar Tree, an operator of discount variety stores, and Ross Stores, an operator of off-price retail apparel and home fashion stores, as well as Tractor Supply, a retail farm supply chain. Dollar Tree and Ross Stores both continued to benefit from budget-conscience consumers trading down from more expensive retail options, while Tractor Supply continued to deliver strong margin improvement. Those names helped offset Focus Media, a digital media company in China, which was negatively impacted by unproven allegations of accounting irregularities. We have sold the position.

Leading contributors in IT were Rackspace Hosting, a provider of cloud-based services for small- and medium-sized businesses, which continued to garner share with their high service approach, and Trimble Navigation, a provider of wireless positioning and tracking technology solutions, which delivered strong results, including margin improvement, despite various macro headwinds. Leading detractors were Rovi Corporation, a provider of integrated solutions for consumer interaction with digital media and entertainment, Universal Display Corp, which is engaged in the development of organic light emitting diodes for flat panel displays, and Solera, a provider of software for the automobile insurance claims industry. Rovi delivered disappointing results and guidance, Universal Display was impacted by speculation around the viability of alternatives to their patented raw materials, and Solera was weighed down by concerns over Europe and significant client contract renewal negotiations. We have sold Rovi, Universal Display and Solera.

Leading detractors included several Energy names as well, such as CARBO Ceramics, a manufacturer of proppants used in extracting oil and gas from shale (which we sold), Complete Production Services, a provider of oil and natural gas production services, and SM Energy, an oil and natural gas exploration and production company. All three companies were negatively impacted by a mix of declining energy prices and rig counts, as well as softening demand driven by macro headwinds.

Based on our current outlook for the balance of 2012, we are likely to remain overweight in Industrials, IT, Health Care and Telecommunication Services and underweighted in Materials, Financials and the Consumer sectors. Our overweight positions reflect our belief that innovative and unique products and services can be catalysts for outperformance in a tough environment. High cyclicality and inconsistent earnings lead us to be underweighted in Materials and concerns over what we believe is the fragile state of the consumer has us underweighted in both Consumer Discretionary and Consumer Staples.

We continue to find what we consider attractive investment opportunities and remain cautiously optimistic that the U.S.'s measured and consistent economic recovery can continue with the potential for a positive finish to 2012 and a good environment for equities in 2013.

Sincerely,

Kenneth J. Turek
Portfolio Manager

Information about the principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The composition, industries and holdings of the Fund are subject to change.

Mid Cap Growth Fund (Unaudited)

TICKER SYMBOLS
Investor Class	NMANX
Trust Class	NBMTX
Advisor Class	NBMBX
Institutional Class	NBMLX
Class A	NMGAX
Class C	NMGCX
Class R3	NMGRX

SECTOR ALLOCATION
(as a % of Total Investments)
Consumer Discretionary	17.4%
Consumer Staples	4.5
Energy	6.5
Financials	4.7
Health Care	14.3
Industrials	19.3
Information Technology	22.1
Materials	3.1
Telecommunication Services	3.8
Short-Term Investments	4.3
Total	100.0%

PERFORMANCE HIGHLIGHTS7
		Average Annual Total Return Ended 08/31/2012
	Inception Date	1 Year	5 Years	10 Years	Life of Fund
At NAV
Investor Class	03/01/19792	10.73%	2.63%	9.83%	11.68%
Trust Class3	08/30/1993	10.65%	2.51%	9.65%	11.59%
Advisor Class4	09/03/1996	10.23%	2.19%	9.31%	11.40%
Institutional Class5	04/19/2007	10.96%	2.98%	10.02%	11.74%
Class A20	05/27/2009	10.61%	2.59%	9.81%	11.67%
Class C20	05/27/2009	9.77%	2.08%	9.53%	11.59%
Class R317	05/27/2009	10.31%	2.42%	9.71%	11.64%
With Sales Charge
Class A20		4.23%	1.38%	9.16%	11.48%
Class C20		8.77%	2.08%	9.53%	11.59%
Index
Russell Midcap® Growth Index1,16		11.72%	2.92%	9.97%	N/A
Russell Midcap® Index1,16		13.30%	2.47%	9.88%	13.14%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month end, visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of all income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Management LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2011 were 1.03%, 1.08%, 1.51%, 0.82%, 1.20%, 2.05% and 1.51% for Investor Class, Trust Class, Advisor Class, Institutional Class, Class A, Class C and Class R3 shares, respectively (before expense reimbursements and/or fee waivers, if any). These expense ratios were 0.76%, 1.12%, 1.87%, and 1.37% for Institutional Class, Class A, Class C and Class R3 shares, respectively, after expense reimbursements and/or fee waivers. The total annual operating expense ratio for Advisor Class includes the class's repayment of expenses previously reimbursed and/or fees previously waived by Management.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the applicable contingent deferred sales charges (CDSC) for Class C shares. The maximum CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Mid Cap Growth Fund (Unaudited)

COMPARISON OF A $10,000 INVESTMENT

This graph shows the change in value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graph is based on the Investor Class shares only; the performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses (see Performance Highlights chart on previous page). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

Mid Cap Intrinsic Value Fund Commentary* (Unaudited)

Neuberger Berman Mid Cap Intrinsic Value Fund (formerly Neuberger Berman Regency Fund) Investor Class generated a 12.62% total return for the fiscal year ended August 31, 2012, trailing the Russell Midcap® Value Index, which returned 14.80%. During this period, our contrarian value investing style faced headwinds as the market severely punished stocks that missed expectations. (Performance for all share classes is provided in the table immediately following this letter.)

For the first three-plus months of the reporting period, the Fund was managed by a different portfolio manager. Management of the Fund was transitioned to the Mid Cap Intrinsic Value team in December 2011, when we began to reposition the portfolio in accordance with our investment philosophy. Our team uses bottom-up, fundamental research to identify what we believe are high-quality companies that are trading at a substantial discount to their intrinsic value,1 defined as our estimate of a company's true long-term economic worth, where there is a strategic plan or event that we expect to both enhance value and narrow the value/price gap. Applying a consistent, private equity-style investment framework, we focus our research efforts on a company's long-term outlook and strategic catalysts that can potentially unlock value. Our approach emphasizes asset values and cash flows, directly engaging a company's management team to evaluate its strategic direction, execution abilities and direct incentive compensation.

While our style emphasizes bottom-up stock picking, the challenging macro environment has influenced stock prices. The market persisted with its risk on/risk off behavior. While stocks were down significantly in April and May, they rallied in June on hopes that the Federal Reserve (Fed) and the European Central Bank (ECB) would once again step in with increased liquidity. The rally continued through July and August as the Fed contemplated embarking on a QE3 bond buying program and the ECB moved closer to enacting a plan to support financially weak countries in the eurozone.

Significant risks to the economy remain and recent economic data has been weak. Despite massive liquidity by the Fed, the domestic economic recovery remains meaningfully slower than typical cycles. In addition, the economy faces some significant headwinds including a stagnant labor market, rising gasoline prices, tax increases, political uncertainty, and a failure to address our growing budget deficit. On the international front, Europe, in our view, is clearly in a recession, the severity of which is most likely not fully reflected in the markets. Additionally, China's economy is slowing and faces the uncertainty of a real estate bubble. While corporate balance sheets are very liquid, sales growth remains sluggish and margins are at record levels and may not have much room to improve. In short, risks remain, but it is clear that the monetary authorities are willing to do what it takes to avoid severe contractions in the global economies.

From mid-December 2011 through fiscal year-end, our Utilities and Health Care holdings outperformed relative to the benchmark. The Fund also benefitted from individual stocks regarding which strategic events were announced: Seaspan announced a tender offer to buy back shares at a 43.5% premium over the previous days' close; Avon received an unsolicited takeover offer from Coty, Inc.; Tyco International entered into a definitive agreement to combine its flow control business with Pentair; Sunoco accepted an offer to sell the company at a premium to Energy Transfer Partners; Corrections Corporation of America announced it was exploring creating a REIT structure; and Constellation Brands agreed to acquire the remaining 50% of Crown Imports, which we expect to be highly accretive.

During this period our positioning in the Consumer Discretionary and Financial Services sectors hurt relative performance. In addition, significant pressure placed on several of our Producer Durables holdings (Navistar and Brinks), where stock specific issues surfaced, detracted from the Fund's performance. Finally, a few of our contrarian consumer names (Staples, Best Buy and Safeway) came under pressure despite, in our opinion, compelling valuation levels.

Considerable uncertainties remain and we continue to believe that we are in a global deleveraging cycle that will take more time to work through. While this macroeconomic backdrop is concerning, in our opinion, portfolio valuations remain very attractive and discount a large part of this uncertainty. We have been emphasizing companies that generate substantial free cash flow which has been shared with stockholders through share repurchase programs and dividend payments. We also continue to purchase franchise companies where, in our opinion, transitory, short-term negative issues are putting pressure on the stocks and are already appropriately factored into their prices. We strongly believe that, over time, the true value of an enterprise gets reflected in its stock price and that volatility in the market creates opportunity for value investors. We continue to feel that our cash-generating franchises are selling at material discounts to our estimates of intrinsic value. As a result, we believe that the portfolio is positioned to benefit if, as we expect, the macro environment continues to improve.

Sincerely,

Michael C. Greene
Portfolio Manager

*  Effective April 2, 2012, Neuberger Berman Regency Fund changed its name to Neuberger Berman Mid Cap Intrinsic Value Fund.

1	Intrinsic value reflects the team's analysis and estimates of a company's value. There is no guarantee that any intrinsic values will be realized; security prices may decrease regardless of intrinsic values.

Information about the principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The composition, industries and holdings of the Fund are subject to change.

Mid Cap Intrinsic Value Fund (Unaudited)

TICKER SYMBOLS
Investor Class	NBRVX
Trust Class	NBREX
Institutional Class	NBRTX
Class A	NBRAX
Class C	NBRCX
Class R3	NBRRX

SECTOR ALLOCATION
(as a % of Total Investments)
Consumer Discretionary	13.9%
Consumer Staples	8.7
Energy	5.4
Financial Services	16.6
Health Care	12.3
Producer Durables	23.8
Technology	10.4
Utilities	5.9
Short-Term Investments	3.0
Total	100.0%

PERFORMANCE HIGHLIGHTS7,23
		Average Annual Total Return Ended 08/31/2012
	Inception Date	1 Year	5 Years	10 Years	Life of Fund
At NAV
Investor Class	06/01/1999	12.62%	0.67%	7.92%	7.94%
Trust Class3	06/10/1999	12.51%	0.64%	7.85%	7.89%
Institutional Class5	03/08/2010	12.94%	0.84%	8.01%	8.01%
Class A20	06/21/2010	12.56%	0.66%	7.91%	7.94%
Class C20	06/21/2010	11.76%	0.35%	7.74%	7.81%
Class R317	06/21/2010	12.25%	0.55%	7.85%	7.89%
With Sales Charge
Class A20		6.11%	–0.52%	7.28%	7.46%
Class C20		10.76%	0.35%	7.74%	7.81%
Index
Russell Midcap® Value Index1,16		14.80%	1.78%	9.54%	7.69%
Russell Midcap® Index1,16		13.30%	2.47%	9.88%	7.11%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month end, visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of all income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Management LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2011 were 1.34%, 1.55%, 1.16%, 1.92%, 3.97% and 6.07% for Investor Class, Trust Class, Institutional Class, Class A, Class C and Class R3 shares, respectively (before expense reimbursements and/or fee waivers, if any). These expense ratios were 1.26%, 0.87%, 1.22%, 1.97% and 1.47% for Trust Class, Institutional Class, Class A, Class C and Class R3 shares, respectively, after expense reimbursements and/or fee waivers.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the applicable contingent deferred sales charges (CDSC) for Class C shares. The maximum CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Mid Cap Intrinsic Value Fund (Unaudited)

COMPARISON OF A $10,000 INVESTMENT

This graph shows the change in value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graph is based on the Investor Class shares only; the performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses (see Performance Highlights chart on previous page). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

Multi-Cap Opportunities Fund Commentary (Unaudited)

Neuberger Berman Multi-Cap Opportunities Fund Institutional Class generated a 15.56% total return for the fiscal year ended August 31, 2012, trailing its benchmark, the S&P 500 Index, which generated an 18.00% total return for the period. (Performance for all share classes is provided in the table immediately following this letter.)

During the reporting period, stocks were supported by strong corporate profits, steady U.S. economic data, and improving investor sentiment. Over the last few months, investors have been focused on several key economic events that could help shape the direction of the economy. These events include the U.S. elections in November, the potential for further Federal Reserve monetary action, and a more comprehensive plan by the European Central Bank to address sovereign debt issues. Despite these uncertainties and heightened market volatility, equities closed the fiscal year on solid footing.

Within the index, select cyclical sectors led the market. Consumer Discretionary and Information Technology outperformed relative to the benchmark, while Energy, Financials and Industrials lagged the benchmark. Defensive sectors were also mixed. Consumer Staples and Health Care were in line with the broader market, while Utilities trailed the overall market. We believe declining stock correlations since the beginning of the year have contributed to the dispersion in performance across sectors.

Within the portfolio, relative performance was largely a function of strong stock selection in the Consumer Discretionary and Materials sectors and overall portfolio positioning. The Fund's overweight position in Consumer Discretionary and underweight position in Financials positively impacted performance. Stock selection in the Information Technology and Energy sectors were the largest detractors from performance during the period. We ended the fiscal year with an overweight, relative to the benchmark, in the Consumer Discretionary, Health Care, Industrials and Materials sectors, while maintaining an underweight position in the Information Technology, Financials and Telecommunication Services sectors.

Portfolio construction is an important component of our investment process and currently consists of three investment categories: Special Situations, Opportunistic and Classic. Special Situations have unique attributes (e.g., restructuring, spin-offs, operating post-bankruptcy) that require specific valuation methodologies and customized investment research. Opportunistic investments are companies that have become inexpensive for a tangible reason and we believe the reason is temporary. Classic investments are those companies with long histories of high-quality management teams, exceptional operating performance, and that are typically shareholder friendly. We believe maintaining a balance of these three categories helps to mitigate risk within the portfolio.

We continue to find well-managed franchises generating stable and growing free cash flow that are trading at what we believe are attractive valuations. Over the past year, we were able to take advantage of heightened price volatility by adding to stocks that were disproportionately sold off in the market relative to fundamentals. We added several new companies to the Fund. We continue to increase our exposure to Opportunistic and Special Situation holdings with attractive risk/return profiles, while exiting Classic holdings that we believe are fully valued. Our investment process is based on deep fundamental research and disciplined valuation analysis to determine the prospects of individual companies.

We continue to believe the current environment is highly attractive for free cash flow oriented investing as free cash flow yields for equities relative to fixed income yields remain at historic highs. Though economic growth may be slow, companies with high free cash flow and prudent management teams can potentially do very well in this type of environment. Dividend increases, share repurchase programs, cash accumulation, debt retirement, organic growth initiatives and selective acquisitions all accrue to the benefit of equity holders. These positive developments are taking place at many of the companies owned by the Fund.

Our style of investing is based on rigorous fundamental research. The analysis centers on the business model and a company's ability to generate and effectively utilize free cash flow. As we evaluate both potential new positions and current portfolio holdings, we will continue to do so with a long-term investment perspective in mind. As always, our focus is to grow our clients' assets through the disciplined application of our investment philosophy and process.

Sincerely,

Richard S. Nackenson
Portfolio Manager

Information about the principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The composition, industries and holdings of the Fund are subject to change.

Multi-Cap Opportunities Fund (Unaudited)

TICKER SYMBOLS
Institutional Class	NMULX
Class A	NMUAX
Class C	NMUCX

SECTOR ALLOCATION
(as a % of Total Investments)
Consumer Discretionary	19.5%
Consumer Staples	10.0
Energy	11.1
Financials	4.0
Health Care	12.3
Industrials	23.8
Information Technology	6.2
Materials	6.8
Utilities	2.4
Short-Term Investments	3.9
Total	100.0%

PERFORMANCE HIGHLIGHTS9
		Average Annual Total Return Ended 08/31/2012
	Inception Date	1 Year	5 Years	Life of Fund
At NAV
Institutional Class18	12/21/2009	15.56%	1.69%	3.37%
Class A18	12/21/2009	15.13%	1.49%	3.19%
Class C18	12/21/2009	14.22%	1.09%	2.84%
With Sales Charge
Class A18		8.55%	0.29%	2.15%
Class C18		13.22%	1.09%	2.84%
Index
S&P 500 Index1,16		18.00%	1.28%	2.68%

Prior to December 14, 2009, Neuberger Berman Multi-Cap Opportunities Fund was known as Neuberger Berman Research Opportunities Fund, which had different investment goals, strategies, and portfolio management team. The performance data for each class includes the performance of the Fund's oldest share class, Trust Class, from November 2, 2006 through December 21, 2009. See footnote 18 for information about the effects of the different fees paid by each class.

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month end, visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of all income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Management LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2011 were 1.22%, 1.70% and 2.44% for Institutional Class, Class A and Class C shares, respectively (before expense reimbursements and/or fee waivers, if any). These expense ratios were 1.02%, 1.37% and 2.13% for Institutional Class, Class A and Class C shares, respectively , after expense reimbursements and/or fee waivers.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the applicable contingent deferred sales charges (CDSC) for Class C shares. The maximum CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Multi-Cap Opportunities Fund (Unaudited)

COMPARISON OF A $1,000,000 INVESTMENT18
(000's Omitted)

This graph shows the change in value of a hypothetical $1,000,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graph is based on the Institutional Class shares only; the performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses (see Performance Highlights chart on previous page). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

Real Estate Fund Commentary (Unaudited)

Neuberger Berman Real Estate Fund Trust Class generated a 19.53% total return for the fiscal year ended August 31, 2012, but lagged its benchmark, the FTSE NAREIT All Equity REITs Index, which generated a 20.61% total return for the period. (Performance for all share classes is provided in the table immediately following this letter.)

Despite periods of volatility, the real estate investment trust (REIT) market generated strong results during the reporting period. Investor sentiment was impacted at times by a host of macro issues, including the ongoing European sovereign debt crisis and slowing global economic growth. Several setbacks proved to be only temporary in nature. Overall, the REIT market was supported by gradually improving fundamentals and generally solid demand from investors looking to boost their returns in the low interest rate environment.

Given the unsettled macro environment, we adjusted the portfolio early in the reporting period to take a more defensive tilt. This entailed focusing on companies that, in our opinion, are higher quality with lower financial leverage and that have sustainable cash flows. We also increased our allocations to areas of the REIT market that have generally held up well during periods of uncertainty, such as the Apartment sector, while paring our exposures to more cyclical sectors, such as Lodging/Resorts and Shopping Centers. Overall, our more defensive posture detracted somewhat from performance given the market's strong rally, especially from several of the more cyclical sectors in the benchmark.

In aggregate, stock selection contributed to the Fund's relative performance during the reporting period. Looking at individual holdings, regional mall operator Simon Property Group was the Fund's top performer. The company continued to generate strong cash flow growth from its properties. Simon Property Group's shares also benefited as it acquired a stake in leading European mall owner Klépierre at what was viewed as an attractive price. Two of the Fund's holdings in the Health Care sector, Ventas and Health Care REIT Inc., also contributed to performance. Ventas is one of the country's leading senior housing and health care real estate companies, whereas Health Care Properties' focus is on hospital and medical facilities, as well as nursing homes, senior citizen housing and assisted living facilities. Both produced strong returns as concerns regarding federal government reimbursements moderated. Elsewhere, self storage company Public Storage was additive for results as it experienced strengthening fundamentals, including solid cash flow growth. The company also raised its dividend during the reporting period.

Vornado Realty Trust, a large diversified REIT with an emphasis on office space in Washington, D.C. and New York City, detracted from returns. While we held an underweight position relative to the benchmark, the holding was a drag on the Fund's absolute results. It performed poorly due to uncertainties about Washington, D.C. office space demand and investor concerns regarding the company's structure, which was viewed as being overly complex. Management has acknowledged the need for the company to develop a long-term strategy to simplify its business model. Alexandria Real Estate Equities, an office REIT that owns life sciences and laboratory properties, hurt the Fund's performance. We sold the stock as the company has a large development pipeline and what we consider relatively high leverage. An apartment REIT, UDR, was also detrimental to performance. The company made a number of acquisitions during the reporting period and there were concerns that UDR overpaid for these new assets. Equity One, a Shopping Center REIT, was another detractor from results. It made a number of acquisitions which were viewed as being overly aggressive. We eliminated the position to invest in companies that we felt had more attractive assets and investment strategies.

Looking ahead, we maintain our positive intermediate- and long-term outlook for the REIT market. It is our belief that REIT fundamentals will continue to gradually improve, which would support better cash flow growth and increased dividends. Supply and demand technicals also appear positive in our view. Furthermore, we anticipate that new supply will continue to be constrained, whereas demand could remain solid if the economy continues to slowly expand. Finally, we see the potential for further acquisition activity from well-positioned REITs. Despite these positives, we are somewhat wary about the shorter-term prospects for the REIT market given its strong recent performance and several macro issues that could impact investor sentiment. These include uncertainties regarding the overall economy, federal deficit reduction plans, the upcoming "fiscal cliff" and the November elections. Against this backdrop, we currently believe we will maintain our defensive posture for the Fund and continue emphasizing what we think are high-quality REITs with strong balance sheets and relatively low financial leverage.

Sincerely,

Steve S. Shigekawa And Brian Jones
Portfolio Co-Managers

Information about the principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The composition, industries and holdings of the Fund are subject to change.

Real Estate Fund (Unaudited)

TICKER SYMBOLS
Trust Class	NBRFX
Institutional Class	NBRIX
Class A	NREAX
Class C	NRECX
Class R3	NRERX

SECTOR ALLOCATION
(as a % of Total Investments)
Apartments	17.6%
Diversified	8.7
Health Care	12.7
Industrial	4.1
Infrastructure	5.8
Lodging/Resorts	3.1
Mixed	1.0
Office	11.5
Regional Malls	16.6
Self Storage	6.4
Shopping Centers	6.0
Timber	4.4
Short-Term Investments	2.1
Total	100.0%

PERFORMANCE HIGHLIGHTS7,25
		Average Annual Total Return Ended 08/31/2012
	Inception Date	1 Year	5 Years	10 Years	Life of Fund
At NAV
Trust Class	05/01/2002	19.53%	6.52%	13.52%	12.91%
Institutional Class6	06/04/2008	19.77%	6.70%	13.62%	13.00%
Class A15	06/21/2010	19.33%	6.43%	13.48%	12.86%
Class C15	06/21/2010	18.40%	6.08%	13.29%	12.69%
Class R315	06/21/2010	19.07%	6.31%	13.41%	12.80%
With Sales Charge
Class A15		12.46%	5.18%	12.81%	12.22%
Class C15		17.40%	6.08%	13.29%	12.69%
Index
FTSE NAREIT All Equity REITs Index1,16		20.61%	3.43%	11.19%	10.63%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month end, visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of all income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Management LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2011 were 1.55%, 1.16%, 1.60%, 2.37% and 2.81% for Trust Class, Institutional Class, Class A, Class C and Class R3 shares, respectively (before expense reimbursements and/or fee waivers, if any). These expense ratios were 1.50%, 0.85%, 1.21%, 1.96% and 1.46% for Trust Class, Institutional Class, Class A, Class C and Class R3 shares, respectively, after expense reimbursements and/or fee waivers.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the applicable contingent deferred sales charges (CDSC) for Class C shares. The maximum CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Real Estate Fund (Unaudited)

COMPARISON OF A $10,000 INVESTMENT

This graph shows the change in value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graph is based on the Trust Class shares only; the performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses (see Performance Highlights chart on previous page). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. All results reflect the reinvestment of income dividends and distributions, if any. The results shown in the graph do not reflect the effect of taxes an investor would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

Select Equities Fund Commentary (Unaudited)

Neuberger Berman Select Equities Fund Class A shares reported an 11.62% total return at Net Asset Value for the fiscal year ended August 31, 2012. The portfolio underperformed its benchmark, the S&P 500 Index, which generated an 18.00% total return for the period. (Performance for all share classes is provided in the table immediately following this letter.)

Over the course of the fiscal year, the U.S. stock market has been extremely volatile. Stocks traded alternately on fears and relief throughout much of the year, driven by the ongoing European debt and banking crises, a slowdown in the U.S. and China (the world's largest economies), and the possibility of a renewed global recession. We have continued to maintain a very defensive posture and portfolio positioning throughout the fiscal year, with approximately 20% of the portfolio in cash on average for most of the year. We've taken a defensive posture for some time in consideration of the tremendous uncertainty in the marketplace—from the macroeconomic overtones to the approaching U.S. election and risk of the "fiscal cliff" at year-end. In our view, the market rise on stimulus in the form of monetary policy has not translated into meaningful economic growth.

Cash has been the biggest detractor from relative performance as the market has advanced, but given the environment that we see, we remain comfortable with holding some cash. Another detriment to relative performance this year was our small sector allocation to Health Care, a sector that performed surprisingly well after the Supreme Court upheld the Affordable Care Act, an action that removed some of the uncertainty that had been weighing on the sector.

While cash was a drag against a rising market and the Health Care surprise detracted, our stock selection in other sectors was strong throughout the year. Stock selection within Information Technology, Energy and Financials made a significant positive contribution.

Given concerns about the situation in Europe, the economic weakness domestically, and, just as importantly, the increased probability of a hard landing in China, there are numerous concerns in the marketplace. The stock market may face additional headwinds both from a reduction in forecasts for 2012 and 2013 corporate earnings due to slower demand and the impact of a declining euro on foreign exchange rates.

We continue to believe in the Nike "swoosh" trajectory of the growth rate in the U.S. economy, and currently are of the view that we are below-trend in terms of U.S. economic growth, whereas earlier in the year indications suggested we were above-trend. In the near term, we anticipate the market will most likely remain volatile, at least until some of the uncertainties and headwinds are clarified in the months leading into the presidential election and U.S. "fiscal cliff."

Many of the companies that we speak with have reduced their capital spending expectations due to economic and fiscal issues in the U.S. and Europe, and on concerns about the global geopolitical situation. There is a real concern about the impact of the "fiscal cliff," and the possibility of tax rates rising to pre-Bush era levels. We believe these factors could cause economic growth to dampen further, in the worst case, potentially lead to a recession in 2013.

Taking all of this into consideration, we prefer to err on the side of being overly cautious instead of being overly optimistic. From a sector perspective, we continue to shy away from certain types of financial companies as well as certain Consumer Discretionary stocks. While we continue to weight the portfolio in more cyclical types of securities, we aim to offset that risk by holding some cash.

Within our cautious stance, we continuously search for good opportunities. We're diligently looking at all sectors and all market capitalizations for opportunities to put capital to work, taking advantage of near-term market dislocations. We anticipate the slowdown in the U.S. will be less significant than in places like Europe, and are confident that corporations will be in a good position coming out of it. In our view, U.S. corporations are in solid fiscal shape, with strong balance sheets and CEOs that seem to "get it" and who in our opinion are doing a much better job managing through a difficult environment than we've seen in years past.

We continue to anticipate elevated volatility between now and the end of the year, and while that is a concern, we continue to take a longer-term view with each specific stock we own. Weighing our near-term concerns against the quality and longer-term opportunities we believe our current holdings represent, we feel very comfortable with our current portfolio.

Sincerely,

Gerald Kaminsky, Michael Kaminsky and Richard Werman
Portfolio Co-Managers

Information about the principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The composition, industries and holdings of the Fund are subject to change.

Select Equities Fund (Unaudited)

TICKER SYMBOLS
Institutional Class	NBEIX
Class A	NBEAX
Class C	NBECX

SECTOR ALLOCATION
(as a % of Total Investments)
Consumer Discretionary	11.7%
Energy	5.8
Financials	18.6
Health Care	3.4
Industrials	26.7
Information Technology	15.5
Materials	8.9
Short-Term Investments	9.4
Total	100.0%

PERFORMANCE HIGHLIGHTS
		Average Annual Total Return Ended 08/31/2012
	Inception Date	1 Year	Life of Fund
At NAV
Institutional Class	12/20/2007	12.21%	1.69%
Class A	12/20/2007	11.62%	1.34%
Class C	12/20/2007	10.71%	0.58%
With Sales Charge
Class A		5.21%	0.08%
Class C		9.71%	0.58%
Index
S&P 500 Index1,16		18.00%	1.54%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month end, visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of all income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Management LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2011 were 1.18%, 1.59% and 2.32% for Institutional Class, Class A and Class C shares, respectively (before expense reimbursements and/or fee waivers, if any). These expense ratios were 0.77%, 1.22% and 1.97% for Institutional Class, Class A and Class C shares, respectively, after expense reimbursements and/or fee waivers.

Total Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the applicable contingent deferred sales charges (CDSC) for Class C shares. The maximum CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Select Equities Fund (Unaudited)

COMPARISON OF A $10,000 INVESTMENT (WITH SALES CHARGE)

This graph shows the change in value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graph is based on the Class A shares only; the performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses (see Performance Highlights chart on previous page). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

Small Cap Growth Fund Commentary (Unaudited)

Neuberger Berman Small Cap Growth Fund Investor Class generated a 9.86% total return for the fiscal year ended August 31, 2012, trailing its benchmark, the Russell 2000® Growth Index, which returned 12.72% for the period. (Performance for all share classes is provided in the table immediately following this letter.)

Fueled by macro and political headlines, much of the fiscal year continued to be a roller-coaster of risk-on/risk-off investor sentiment. Our domestic "wall of worry," offset by a U.S. economy that maintained its moderately paced growth, resolution on the health care reform debate and potential signs of stability in the housing market, has been less onerous than the challenges facing non-U.S. markets. However, politically driven economic uncertainty continued to mute corporate confidence and, as a result, the appetite for hiring, capital expenditures and M&A activity remained subdued. Despite the U.S. economy's relative stability, we also have not been immune to the issues beyond our borders, and the ongoing European debt saga and questions around China's growth engine have continued to create headline volatility and weigh on U.S. companies with meaningful foreign exposure. Despite the aforementioned headwinds and challenges, corporate earnings continued to be strong, margins were solid and guidance realistic, with a cautious tone reflecting a challenging environment.

Broadly looking at sector positioning, our overweight allocations, relative to the benchmark, to Consumer Discretionary and Information Technology (IT) and underweight allocations to both Industrials and Financials proved additive during the period, offsetting our average underweight allocation to Health Care, which proved to be a drag on relative performance.

Drilling down to our holdings, positive stock selection in IT and Consumer Discretionary could not completely overcome weakness in other sectors. The top contributor to performance was Ultimate Software Group, a provider of unified human capital management and employment software, which continued to execute at a high level and benefited from the market's interest in Software-as-a-Service solutions. Additional top contributors from IT were SuccessFactors, a provider of cloud-based business execution software and Netlogic Microsystems, a developer of high-performance and high-speed integrated circuits. Both firms received and accepted offers to be acquired.

While stock selection in Health Care was somewhat polarized, several of our holdings proved successful. The market reacted positively to pharmacy benefit manager SXC Health Solutions' acquisition of a rival, and Zoll Medical, a developer of cardiopulmonary resuscitation devices, received and accepted an offer to be acquired. Air Methods, a provider of air medical emergency transport service, was also a leading contributor to performance as the company benefitted from continued strong execution, economies of scale from recent acquisitions and reasonably good weather. That activity helped to offset the poor performance of Mako Surgical, a medical device company marketing robotic arm solutions for minimally invasive orthopedic implant procedures, which saw new equipment placement fall short of expectations, as hospital capital expenditures tightened.

In Financials, Texas Capital Bancshares, which offers commercial banking services in Texas, was a positive contributor as the company benefited from bank consolidation and the relative strength of the Texas economy. First Cash Financial Services, a chain of pawn and consumer finance stores, detracted from performance over concerns related to the impact of declining gold prices on future earnings.

Leading detractors from performance also included Acco Brands, a developer, manufacturer and supplier of office products, Diamond Foods, a packaged snack food company, and two oil and natural gas exploration and productions companies, Kodiak Oil & Gas and Rosetta Resources. Acco's revenue underwhelmed as the office supply market proved weaker than expected, while Diamond Foods, with brands such as Emerald, Pop Secret and Kettle Chips, was negatively impacted by accounting irregularities and the resulting changes to management and future brand acquisition strategies. Kodiak Oil & Gas and Rosetta Resources were negatively impacted by a mix of declining energy prices and softening demand driven by macro headwinds.

During the period, we realized the buy-out premiums for SuccessFactors, Netlogic and Zoll Medical and sold SXC Health Solutions (later re-named Catamaran Corp.) due to their higher post-merger market cap. With the exception of Kodiak Oil & Gas, we also sold all of the aforementioned performance detractors.

Based on our current outlook for the balance of 2012, we are likely to remain overweighted in IT and Consumer Discretionary and underweighted in Materials, Industrials and Financials. We believe innovation and unique products and services can be catalysts for outperformance in a tough environment, and our sector overweight positions reflect that belief. Concerns over earnings growth potential and high cyclicality have led us to our underweight positions.

We continue to find what we consider attractive investment opportunities and remain cautiously optimistic that the U.S.'s measured and consistent economic recovery can continue with the potential for a positive finish to 2012 and a good environment for equities in 2013.

Sincerely,

David H. Burstan
Portfolio Manager

Information about the principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The composition, industries and holdings of the Fund are subject to change.

Small Cap Growth Fund (Unaudited)

TICKER SYMBOLS
Investor Class	NBMIX
Trust Class	NBMOX
Advisor Class	NBMVX
Institutional Class	NBSMX
Class A	NSNAX
Class C	NSNCX
Class R3	NSNRX

SECTOR ALLOCATION
(as a % of Total Investments)
Consumer Discretionary	20.7%
Consumer Staples	4.9
Energy	6.1
Financials	4.7
Health Care	19.9
Industrials	14.2
Information Technology	26.1
Materials	2.6
Short-Term Investments	0.8
Total	100.0%

PERFORMANCE HIGHLIGHTS7
		Average Annual Total Return Ended 08/31/2012
	Inception Date	1 Year	5 Years	10 Years	Life of Fund
At NAV
Investor Class	10/20/1998	9.86%	0.35%	7.61%	7.41%
Trust Class3	11/03/1998	9.68%	0.13%	7.48%	7.27%
Advisor Class4	05/03/2002	9.52%	–0.07%	7.32%	7.20%
Institutional Class5	04/01/2008	10.23%	0.58%	7.73%	7.50%
Class A20	05/27/2009	9.87%	0.24%	7.55%	7.37%
Class C20	05/27/2009	8.98%	–0.25%	7.29%	7.18%
Class R317	05/27/2009	9.59%	0.08%	7.47%	7.30%
With Sales Charge
Class A20		3.55%	–0.94%	6.92%	6.91%
Class C20		7.98%	–0.25%	7.29%	7.18%
Index
Russell 2000® Growth Index1,16		12.72%	2.94%	9.40%	5.88%
Russell 2000® Index1,16		13.40%	1.90%	9.00%	7.59%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month end, visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of all income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Management LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2011 were 1.49%, 1.67%, 1.80%, 1.26%, 1.78%, 2.52% and 2.06% for Investor Class, Trust Class, Advisor Class, Institutional Class, Class A, Class C and Class R3 shares, respectively (before expense reimbursements and/or fee waivers, if any). These expense ratios were 1.30%, 1.40%, 1.60%, 0.90%, 1.26%, 2.01% and 1.51% for Investor Class, Trust Class, Advisor Class, Institutional Class, Class A, Class C and Class R3 shares, respectively, after expense reimbursements and/or fee waivers.

Total Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the applicable contingent deferred sales charges (CDSC) for Class C shares. The maximum CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Small Cap Growth Fund (Unaudited)

COMPARISON OF A $10,000 INVESTMENT

This graph shows the change in value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graph is based on the Investor Class shares only; the performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses (see Performance Highlights chart on previous page). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

Socially Responsive Fund Commentary (Unaudited)

Neuberger Berman Socially Responsive Fund Investor Class generated an 8.13% total return for the fiscal year ended August 31, 2012, trailing its benchmark, the S&P 500 Index, which reported an 18.00% total return. (Performance for all share classes is provided in the table immediately following this letter.)

Since the global financial crisis, our portfolio has been positioned in high-quality companies that we believe are poised to grow in a slow growth world and that can navigate risks presented by the global debt problem, such as the "fat-tail risks" of recession-induced deflation or policy-induced inflation. While these types of risk are always present, we believe the macroeconomic challenges associated with the global debt problem increase their probability relative to past economic cycles.

Despite the market's overall strong returns, the last 12 months have been challenging for many bottom-up, long-term investors. During this time, global macroeconomic news often overshadowed company fundamentals and earnings. Sentiment and stock prices moved rapidly between extremes, first pressured by debt-related economic concerns, then later stimulated by subsequent government and monetary policy actions.

With investor attention narrowly focused on macroeconomic news, quality attributes did not support individual stock returns as they have during previous periods of uncertainty. For example, for much of the period, high-yielding stocks performed well as investors sought the perceived safety of dividends. Many of the highest-yielding stocks do not meet our quality standards, as their businesses do not generate free cash flow from operations to fund dividend payments—a quality characteristic we demand during this uncertain time. Furthermore, we consider many of the highest-yielding sectors statistically expensive, posing a potential valuation risk.

Considering these factors, we avoided some of the highest dividend-paying stocks and sectors. This decision impeded relative performance. While our companies have the financial capacity to pay competitive dividends, many choose to reinvest their excess cash flow from operations back into their businesses for growth, or into repurchasing shares. Over the long run, we think such actions should accrue to the benefit of our shareholders. In the short-to-intermediate term, the financial strength of our companies should protect us from "fat-tail risks" unique to this cycle.

From a sector perspective, the portfolio's underperformance was largely driven by our Energy holdings and discrete situations within Health Care and Information Technology (IT). As macro concerns ebbed and flowed, commodity prices and commodity-sensitive stocks followed suit, holding back the performance of Energy shares. Additionally, a warm winter pressured domestic natural gas prices, hurting domestic producers' stocks. We remain constructive on energy market fundamentals and believe our Energy holdings are attractively valued, financially strong and well positioned for growth.

In Health Care, Hospira, which has been sold, declined after announcing that resolution of ongoing FDA compliance and manufacturing issues would take longer than expected. Within IT, the significant outperformance of Apple shares (up approximately 75% this period) had a disproportionate influence on the sector and benchmark returns. Not owning Apple was a meaningful headwind, as we clearly underestimated the strength of the iPhone product cycle.

Despite challenges, there were several significant positives during the year. For example, Consumer Discretionary stocks Scripps Networks and Comcast, and McCormick & Co. in Consumer Staples, were among our top contributors.

We tactically reduced holdings on strong performance as valuations expanded while adding to or establishing new positions on volatility-driven weakness. For example, we sold diabetes specialist Novo Nordisk, a core holding and significant contributor to returns for approximately seven years. While we believe in the company's prospects, in our view the stock's valuation had begun to reflect much of the fundamental opportunity. Novo Nordisk is a great franchise that, at the right price, we would own again.

Looking ahead, uncertainty persists, from Europe to China to the upcoming "fiscal cliff" in the U.S. However, we also see positive signs. Housing appears to have bottomed in the U.S., which could change a drag on GDP to a neutral-to-positive factor. We also believe the current North American energy renaissance is a strong positive for many domestic industries and energy-related companies, and evidence from back-to-school sales shows that U.S. consumer spending is firm. On the whole, we currently believe U.S. businesses remain solidly profitable and financially strong while equity valuations are attractive.

As fellow shareholders, we remain confident that our portfolio companies are well positioned for this uncertain time. Our quality standards remain high, as does our commitment to owning businesses we believe can deliver advantaged secular growth while upholding the environmental, social and governance principles underlying the Fund. While the past 12 months have been challenging, on the whole it was a period where the businesses of our portfolio companies did better than their stock prices would suggest. If history is any guide, the market share gains and earnings growth of our companies should, over time, drive relative performance gains for the portfolio.

Sincerely,

Arthur Moretti and Ingrid S. Dyott
Portfolio Co-Managers

Information about the principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The composition, industries and holdings of the Fund are subject to change.

Socially Responsive Fund (Unaudited)

TICKER SYMBOLS
Investor Class	NBSRX
Trust Class	NBSTX
Institutional Class	NBSLX
Class A	NRAAX
Class C	NRACX
Class R3	NRARX

SECTOR ALLOCATION
(as a % of Total Investments)
Consumer Discretionary	9.4%
Consumer Staples	13.2
Energy	13.2
Financials	15.0
Health Care	9.5
Industrials	16.0
Information Technology	17.6
Materials	4.5
Short-Term Investments	1.6
Total	100.0%

PERFORMANCE HIGHLIGHTS7
		Average Annual Total Return Ended 08/31/2012
	Inception Date	1 Year	5 Years	10 Years	Life of Fund
At NAV
Investor Class	03/16/1994	8.13%	0.83%	7.59%	8.06%
Trust Class3	03/03/1997	7.93%	0.65%	7.40%	7.89%
Institutional Class5	11/28/2007	8.32%	1.00%	7.68%	8.11%
Class A20	05/27/2009	7.89%	0.72%	7.54%	8.03%
Class C20	05/27/2009	7.08%	0.22%	7.27%	7.88%
Class R317	05/27/2009	7.65%	0.55%	7.44%	7.98%
With Sales Charge
Class A20		1.70%	–0.46%	6.90%	7.68%
Class C20		6.08%	0.22%	7.27%	7.88%
Index
S&P 500 Index1,16		18.00%	1.28%	6.51%	8.19%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month end, visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of all income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Management LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2011 were 0.90%, 1.08%, 0.74%, 1.14%, 1.89% and 1.36% for Investor Class, Trust Class, Institutional Class, Class A, Class C and Class R3 shares, respectively (before expense reimbursements and/or fee waivers, if any). These expense ratios were 1.12% and 1.87% for Class A and Class C shares, respectively, after expense reimbursements and/or fee waivers. The total annual operating expense ratio for each of Institutional Class and Class R3 includes the class's repayment of expenses previously reimbursed and/or fees previously waived by Management.

Total Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the applicable contingent deferred sales charges (CDSC) for Class C shares. The maximum CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Socially Responsive Fund (Unaudited)

COMPARISON OF A $10,000 INVESTMENT

This graph shows the change in value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graph is based on the Investor Class shares only; the performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses (see Performance Highlights chart on previous page). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

Value Fund Commentary* (Unaudited)

Neuberger Berman Value Fund (formerly Neuberger Berman Large Cap Value Fund) Institutional Class generated a 13.25% total return for the fiscal year ended August 31, 2012, yet underperformed its benchmark, the Russell 1000® Value Index, which reported a 17.30% total return. (Performance for all share classes is provided in the table immediately following this letter.)

Equities rose considerably over the fiscal year despite a continuous stream of global macro issues, which at times threw the market off course. Stocks were especially volatile in the first half of the period when the credit crisis in Europe seemed ominous enough to push the U.S. economy into another recession. Towards the middle of the fiscal year, however, European leaders scrambled to devise ways to avert a financial meltdown and our domestic economy showed signs of resiliency in areas such as manufacturing, industrial production and employment. Corporate earnings also remained strong throughout this time and the release of the Federal Reserve "stress test" results in March removed an element of uncertainty that had been an overhang on the financial market. These positive factors drove stocks higher as investors felt more comfortable taking on additional risk. The market then lost its momentum from April to June amidst weaker economic data in the U.S., more negative news out of Europe, which included the possibility of a Greek debt default and exit from the eurozone, and a deepening of the solvency woes in Spain.

Equities, however, rallied once again in the last couple of months of the period despite an ambiguous macro environment. Corporate earnings continued to surprise to the upside, yet revenue growth was slowing. Economic data was also mixed as consumer spending rose while manufacturing and industrial production were soft. In addition, conditions in key regions such as China were questionable with falling prices for consumer goods and export and import growth coming in far lower than expected. The rise in stocks during this time seemed to be supported by the latest attempts of European authorities to ease the financial crisis. In addition, many seemed to view the negative economic data as a positive indicator that governments at home and abroad will employ additional monetary easing or other measures to promote growth in their regions.

As investor confidence waxed and waned over the past 12 months, both defensive and cyclical investments drove performance in the large-cap value arena. The Telecommunication Services sector produced the greatest overall return in the index, followed by Consumer Discretionary and Industrials. Commodity sensitive areas such as Energy, Materials and Utilities lagged the index as a whole for the year.

In terms of the Fund, performance relative to the index benefited from an underweight allocation to Utilities on average over the year, as well as heavier exposure to Financials—namely the commercial banks which did exceedingly well over the period. The Utilities segment in general lagged the broader market after losing significant ground in the January–February and July–August months. During these intervals the market as a whole experienced confidence-fueled rallies and investors moved out on the risk curve into more cyclical investments. Many utilities stocks also suffered as a result of mild winter weather conditions, which impacted both demand for power as well as gas/power prices. Though we entered the period already underweighted in Utilities, we further reduced our exposure to this sector as we saw greater value among holdings in other areas of the market. Within Financials, our exposure to commercial banks, where we overweighted several strong names including Wells Fargo, contributed positively to relative results. Wells Fargo and its peers outperformed the market as a whole due mostly to gains garnered in January–March when the improving economic environment as well as the release of the Fed stress test results boosted sentiment towards the industry. The banks also rose on greater confidence that the industry in general could withstand, or even benefit from, a deteriorating financial system in Europe. Although these stocks withdrew a bit over the following months as the credit situation in Europe deteriorated, we continue to see value among our holdings and believe they should do well over the long term driven by strength in their core businesses as well as their ability to gain market share if capacity from abroad exits the industry.

The greatest drag on relative performance stemmed from the Information Technology (IT) and Industrials sectors, where our investments in aggregate underperformed the index over the period. Within IT, a large detractor from Fund performance was SanDisk, a company that produces NAND flash memory. The bulk of the loss from SanDisk occurred in April when the company pre-announced earnings that included disappointing revenue and gross margin guidance. However, in our opinion, the main reason for the stock's decline during this time was that management did not host a conference call, prompting investors to be increasingly wary about the results instead of recognizing that the guidance miss was due to a specific OEM-related (Original Equipment Manufacturer) issue that was expected to improve later in the year. Indeed, the stock recovered some of its losses in July after reporting second quarter revenue, earnings and gross margins that were better than expected. We see a great deal of value in the stock at current levels as we believe that capacity reductions in the industry combined with the proliferation of NAND memory in PC's, notebooks, ultrabooks and other devices will set the stage for profitable growth at SanDisk in the future. The greatest loss in the Industrials area came from Joy Global, a mining equipment company. A large drop in the demand for coal has weighed heavily on Joy Global given that much of the company's mining equipment is used for extracting coal. While we concede that this may still be a challenge for the stock, Joy Global has continuously posted solid revenue and earnings growth within this difficult environment. Furthermore, we believe the stock's valuation more than compensates for these risks. If the company continues to execute well and the tide turns on the macro front, we believe the stock can appreciate significantly from current levels.

As we look ahead, we see many exogenous factors playing a role in stock market movement: a lack of recovery in the domestic economy combined with the upcoming presidential election and looming "fiscal cliff" all paint an uncertain picture. At the same time, however, the expectation that the Fed will take action to stimulate economic growth may continue to fuel relief rallies. In addition, there seems to be increased confidence that the European Central Bank will do what is necessary to preserve its financial system and that European leaders are committed to reigning in their countries' excesses. In our opinion, the impact of these events on the stock market will remain erratic but at this time we believe that equity valuations on the whole are attractive, particularly among the more economically sensitive areas of the market. Within these segments we are seeing a great deal of value among stocks that have solid core businesses and catalysts that we believe can sustain them through this difficult period. By investing in these companies, we believe we have created a portfolio that can produce favorable risk-adjusted returns throughout this economic cycle, and as always we continue to monitor the correlation between holdings in order to maintain a positive risk-reward balance.

Sincerely,

Eli M. Salzmann
Portfolio Manager

*  Effective April 2, 2012, Neuberger Berman Large Cap Value Fund changed its name to Neuberger Berman Value Fund.

Information about the principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The composition, industries and holdings of the Fund are subject to change.

Value Fund (Unaudited)

TICKER SYMBOLS
Institutional Class	NLRLX
Class A	NVAAX
Class C	NVACX

SECTOR ALLOCATION
(as a % of Total Investments)
Consumer Discretionary	7.7%
Consumer Staples	2.2
Energy	17.9
Financials	29.2
Health Care	9.1
Industrials	12.6
Information Technology	5.2
Materials	9.9
Telecommunication Services	1.4
Utilities	0.7
Short-Term Investments	4.1
Total	100.0%

PERFORMANCE HIGHLIGHTS9,24
		Average Annual Total Return Ended 08/31/2012
	Inception Date	1 Year	5 Years	Life of Fund
At NAV
Institutional Class21	04/19/2010	13.25%	2.63%	4.07%
Class A21	03/02/2011	12.89%	2.52%	3.98%
Class C21	03/02/2011	12.07%	2.29%	3.78%
With Sales Charge
Class A21		6.36%	1.32%	2.93%
Class C21		11.07%	2.29%	3.78%
Index
Russell 1000® Value Index1,16		17.30%	–0.85%	0.56%

The performance data for each class includes the performance of the Fund's oldest share class, Trust Class, from November 2, 2006 through April 19, 2010. The performance data for Class A and Class C also includes the performance of the Fund's Institutional Class from April 19, 2010 through March 2, 2011. See endnote 21 for information about the effects of the different fees paid by each class.

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month end, visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of all income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Management LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2011 were 18.36%, 17.09% and 26.32% for Institutional Class, Class A and Class C shares, respectively (before expense reimbursements and/or fee waivers, if any). These expense ratios were 0.77%, 1.13% and 1.88% for Institutional Class, Class A and Class C shares, respectively, after expense reimbursements and/or fee waivers.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the applicable contingent deferred sales charges (CDSC) for Class C shares. The maximum CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Value Fund (Unaudited)

COMPARISON OF A $1,000,000 INVESTMENT21
(000's Omitted)

This graph shows the change in value of a hypothetical $1,000,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graph is based on the Institutional Class shares only; the performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses (see Performance Highlights chart on previous page). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

Endnotes

1
Please see "Glossary of Indices" on page 88 for a description of indices. Please note that indices do not take into account any fees, expenses or tax consequences of investing in the individual securities that they track, and that individuals cannot invest directly in any index. Data about the performance of an index is prepared or obtained by Neuberger Berman Management LLC ("Management") and reflects the reinvestment of income dividends and other distributions, if any. The Fund may invest in securities not included in a described index and/or may not invest in all securities included in a described index.

2	This date reflects when Management first became the investment manager to the Fund.

3
The performance information for the Trust Class prior to the class's inception date is that of the Fund's Investor Class. The performance information for the Investor Class has not been adjusted to take into account differences in class specific operating expenses. The Investor Class has lower expenses and typically higher returns than the Trust Class.

4
The performance information for the Advisor Class prior to the class's inception date is that of the Fund's Investor Class. The performance information for the Investor Class has not been adjusted to take into account differences in class specific operating expenses. The Investor Class has lower expenses and typically higher returns than the Advisor Class.

5
The performance information for the Institutional Class prior to the class's inception date is that of the Fund's Investor Class. The performance information for the Investor Class has not been adjusted to take into account differences in class specific operating expenses. The Investor Class has higher expenses and typically lower returns than the Institutional Class.

6
The performance information for the Institutional Class prior to the class's inception date is that of the Fund's Trust Class. The performance information for the Trust Class has not been adjusted to take into account differences in class specific operating expenses. The Trust Class has higher expenses and typically lower returns than the Institutional Class.

7
The investments for the Fund are managed by the same portfolio manager(s) who manage(s) one or more other registered funds that have names, investment objectives and investment styles that are similar to those of the Fund. You should be aware that the Fund is likely to differ from the other mutual fund(s) in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Fund can be expected to vary from those of the other mutual fund(s).

8
The Fund had a policy of investing mainly in large-cap stocks prior to September 1998 and investing 90% of its assets in no more than six economic sectors prior to December 17, 2007. As of April 2, 2001, the Fund changed its investment policy to become "non-diversified" under the Investment Company Act of 1940 ("1940 Act"). Performance prior to these changes might have been different if current policies had been in effect. However, by operation of law under the 1940 Act, the Fund subsequently became, and currently operates as, a diversified fund. Please see the notes to the financial statements for information on a non-diversified fund becoming a diversified fund by operation of law.

9
Each of Neuberger Berman Emerging Markets Equity Fund, Neuberger Berman Equity Income Fund and Neuberger Berman Multi-Cap Opportunities Fund was relatively small prior to September 2010, June 2008, and January 2010, respectively. Each of Neuberger Berman Global Equity Fund and Neuberger Berman Value Fund (formerly Neuberger Berman Large Cap Value Fund) was relatively small during the periods shown. The same techniques used to produce returns in a small fund may not work to produce similar returns in a larger fund.

10
The performance information for Class R3 prior to the class's inception date is that of the Fund's Institutional Class. The performance information for the Institutional Class has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). The Institutional Class has lower expenses and typically higher returns than Class R3.

Endnotes (cont'd)

11
As of December 17, 2007, the Fund changed its investment policy to become "non-diversified" under the 1940 Act. A non-diversified fund is able to invest larger percentages of its assets in the securities of a single issuer, which could increase the fund's risk of loss. Performance prior to this change might have been different if current policies had been in effect. Although the Fund has a policy that allows it to operate as a non-diversified fund, on December 5, 2008, the Board adopted a policy, which cannot be changed without a shareholder vote, that the Fund will invest its portfolio so as to meet the standards of a diversified fund.

12	Because the Fund had a policy of investing mainly in large-cap stocks prior to December 2002, its performance during that time might have been different if current policies had been in effect.

13
Because the Fund had a policy of investing primarily in mid- and large-cap stocks prior to September 1998, its performance during that time might have been different if current policies had been in effect.

14
The performance information for Institutional Class, Class A, Class C and Class R3 prior to June 9, 2008 is that of the Fund's Trust Class, which had an inception date of November 2, 2006, and converted into the Institutional Class on June 9, 2008. During the period from November 2, 2006 through June 9, 2008, the Trust Class had only one investor, which could have impacted Fund performance. The performance information for the Trust Class has been adjusted to reflect the appropriate sales charges applicable to Class A and Class C shares, but has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). The Trust Class had higher expenses and typically lower returns than the Institutional Class. The Trust Class had lower expenses and typically higher returns than Class A, Class C and Class R3. The performance information for Class R3 from June 9, 2008 to the class's inception date is that of the Fund's Institutional Class. The performance information for the Institutional Class has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). The Institutional Class has lower expenses and typically higher returns than Class R3.

15
The performance information for Class A, Class C and Class R3 prior to the classes' respective inception dates is that of the Fund's Trust Class. The performance information for the Trust Class has been adjusted to reflect the appropriate sales charges applicable to Class A and Class C shares, but has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). The Trust Class has lower expenses and typically higher returns than Class A, Class C and Class R3.

16	The date used to calculate Life of Fund performance for the index is the inception date of the oldest share class.

17
The performance information for Class R3 prior to the class's inception date is that of the Fund's Investor Class. The performance information for the Investor Class has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). The Investor Class has lower expenses and typically higher returns than Class R3.

18
Prior to December 14, 2009, Neuberger Berman Multi-Cap Opportunities Fund was known as Neuberger Berman Research Opportunities Fund, which had different investment goals, strategies and portfolio management team. The performance information for Institutional Class, Class A and Class C prior to December 21, 2009 is that of the Fund's Trust Class, which had an inception date of November 2, 2006, and converted into the Institutional Class on December 21, 2009. During the period from November 2, 2006 through December 21, 2009, the Trust Class had only one investor, which could have impacted Fund performance. The performance information for the Trust Class has been adjusted to reflect the appropriate sales charges applicable to Class A and Class C shares, but has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). Management had previously capped Trust Class expenses; absent this arrangement, the returns would have been lower. The Trust Class had lower capped expenses and typically higher returns than Class A and Class C. The Trust Class had equivalent capped expenses and typically similar returns to the Institutional Class.

Endnotes (cont'd)

19
The performance information for Institutional Class, Class A and Class C prior to the classes' inception date is that of the Fund's predecessor, the DJG Small Cap Value Fund L.P., an unregistered limited partnership ("DJG Fund"); DJG Fund was the successor to The DJG Small Cap Value Fund, an unregistered commingled investment account ("DJG Account"). The performance from July 8, 1997 (the commencement of operations) to September 11, 2008 is that of DJG Account, and the performance from September 12, 2008 to May 10, 2010 is that of DJG Fund. On May 10, 2010, the DJG Fund transferred its assets to the Fund in exchange for the Fund's Institutional Class shares. The investment policies, objectives, guidelines and restrictions of the Fund are in all material respects equivalent to those of DJG Fund and DJG Account (the "Predecessors"). As a mutual fund registered under the 1940 Act, the Fund is subject to certain restrictions under the 1940 Act and the Internal Revenue Code ("Code") to which the Predecessors were not subject. Had the Predecessors been registered under the 1940 Act and been subject to the provisions of the 1940 Act and the Code, their investment performance may have been adversely affected. The performance information reflects the actual expenses of the Predecessors, which were generally lower than those of the Fund.

20
The performance information for Class A and Class C prior to the classes' inception date is that of the Fund's Investor Class. The performance information for the Investor Class has been adjusted to reflect the appropriate sales charges applicable to Class A and Class C shares, but has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). The Investor Class has lower expenses and typically higher returns than Class A and Class C.

21
The performance information for Institutional Class, Class A and Class C prior to April 19, 2010 is that of the Fund's Trust Class, which had an inception date of November 2, 2006, and converted into the Institutional Class on April 19, 2010. During the period from November 2, 2006 through April 19, 2010, the Trust Class had only one investor, which could have impacted Fund performance. The performance information for Class A and Class C from April 19, 2010 to the classes' inception date is that of the Fund's Institutional Class. During the period from April 19, 2010 through March 2, 2011, the Institutional Class had only one investor, which could have impacted Fund performance. The performance information for the Trust Class and the Institutional Class has been adjusted to reflect the appropriate sales charges applicable to Class A and Class C shares, but has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). The Trust Class had higher expenses and typically lower returns than the Institutional Class. The Trust Class had lower expenses and typically higher returns than Class A and Class C. The Institutional Class has lower expenses and typically higher returns than Class A and Class C.

22	Prior to April 2, 2012, Neuberger Berman Large Cap Value Fund was known as Neuberger Berman Partners Fund.

23	Prior to April 2, 2012, Neuberger Berman Mid Cap Intrinsic Value Fund was known as Neuberger Berman Regency Fund.

24	Prior to April 2, 2012, Neuberger Berman Value Fund was known as Neuberger Berman Large Cap Value Fund.

25
As of June 19, 2012, the Fund changed its investment policy to become "non-diversified" under the 1940 Act. A non-diversified fund is able to invest larger percentages of its assets in the securities of a single issuer, which could increase the fund's risk of loss. Performance prior to this change might have been different if current policies had been in effect.

For more complete information on any of the Neuberger Berman Equity Funds, call Neuberger Berman Management LLC at (800) 877-9700, or visit our website at www.nb.com.

Glossary of Indices

S&P 500 Index:	Widely regarded as the standard for measuring the performance of large-cap stocks traded on U.S. markets and includes a representative sample of leading companies in leading industries.

Russell 1000® Index:
Measures the performance of the 1,000 largest companies in the Russell 3000® Index (which measures the performance of the 3,000 largest U.S. companies based on total market capitalization and current index membership). The Russell 1000 Index represents approximately 92% of the U.S. market.

Russell 1000® Value Index:	Measures the performance of those Russell 1000® Index companies with lower price-to-book ratios and lower expected growth rates.

Russell 1000® Growth Index:	Measures the performance of those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth rates.

Russell 2000® Index:
An unmanaged index consisting of securities of the 2,000 issuers having the smallest capitalization in the Russell 3000® Index, representing approximately 10% of the Russell 3000 Index total market capitalization. As of the latest reconstitution, the smallest company's market capitalization was approximately $101 million.

Russell 2000® Growth Index:	Measures the performance of those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth rates.

Russell 2000® Value Index:	Measures the performance of those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth rates.

Russell Midcap® Index:
Measures the performance of the approximately 800 smallest companies in the Russell 1000® Index. The Russell Midcap Index represents approximately 31% of the Russell 1000® Index total market capitalization.

Russell Midcap® Growth Index:
An unmanaged index that measures the performance of those Russell Midcap® companies (the 800 smallest companies in the Russell 1000® Index) with higher price-to-book ratios and higher forecasted Index growth rates.

Russell Midcap® Value Index:
An unmanaged index that measures the performance of those Russell Midcap® Index companies (the 800 smallest companies in the Russell 1000® Index) with lower price-to-book ratios and lower forecasted growth rates.

FTSE NAREIT All Equity REITs Index:
An unmanaged free float-adjusted market capitalization weighted index that tracks the performance of all Equity REITs currently listed on the New York Stock Exchange, the NASDAQ National Market System and the NYSE MKT. REITs are classified as Equity REITs if 75% or more of their gross invested book assets are invested directly or indirectly in real property.

MSCI EAFE® Index:
Also known as the Morgan Stanley Capital International Europe, Australasia, Far East Index. A free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the US & Canada. As of May 27, 2010 the MSCI EAFE Index consisted of the following 22 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom.

Glossary of Indices (cont'd)

MSCI Emerging Markets Index:
A free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. As of May 27, 2010 the MSCI Emerging Markets Index consisted of the following 21 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey.

MSCI World Index:
A free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. As of May 27, 2010 the MSCI World Index consisted of the following 24 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States.

MSCI All Country World Index:
A free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. As of May 27, 2010, the MSCI All Country World Index consisted of 45 country indices comprising 24 developed and 21 emerging market country indices. The developed market country indices included are: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. The emerging market country indices included are: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey.

Information About Your Fund's Expenses (Unaudited)

As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds (if applicable); and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (if applicable); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and compare these costs with the ongoing costs of investing in other mutual funds.

This table is designed to provide information regarding costs related to your investments. The following examples are based on an investment of $1,000 made at the beginning of the six month period ended August 31, 2012 and held for the entire period. The table illustrates each Fund's costs in two ways:

Actual Expenses and Performance:
The first section of the table provides information about actual account values and actual expenses in dollars, based on the Fund's actual performance during the period. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section of the table under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid over the period.

Hypothetical Example for Comparison Purposes:
The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return at 5% per year before expenses. This return is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund versus other funds. To do so, compare the expenses shown in this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) (if applicable). Therefore, the information under the heading "Hypothetical (5% annual return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expense Information as of 8/31/12 (Unaudited)

Neuberger Berman Equity Funds
ACTUAL				HYPOTHETICAL (5% ANNUAL RETURN BEFORE EXPENSES)(2)
Beginning Account Value 3/1/12	Ending Account Value 8/31/12	Expenses Paid During the Period(1) 3/1/12 - 8/31/12	Expense Ratio	Beginning Account Value 3/1/12	Ending Account Value 8/31/12	Expenses Paid During the Period(1) 3/1/12 - 8/31/12	Expense Ratio

Emerging Markets Equity Fund
Institutional Class	$1,000.00	$938.00	$6.14	1.26%	$1,000.00	$1,018.80	$6.39	1.26%
Class A	$1,000.00	$936.60	$7.35	1.51%	$1,000.00	$1,017.55	$7.66	1.51%
Class C	$1,000.00	$933.50	$10.98	2.26%	$1,000.00	$1,013.77	$11.44	2.26%
Class R3	$1,000.00	$934.60	$9.34	1.92%	$1,000.00	$1,015.48	$9.73	1.92%

Equity Income Fund
Institutional Class	$1,000.00	$1,042.80	$3.54	.69%	$1,000.00	$1,021.67	$3.51	.69%
Class A	$1,000.00	$1,041.60	$5.70	1.11%	$1,000.00	$1,019.56	$5.63	1.11%
Class C	$1,000.00	$1,037.60	$9.32	1.82%	$1,000.00	$1,015.99	$9.22	1.82%
Class R3	$1,000.00	$1,040.00	$7.23	1.41%	$1,000.00	$1,018.05	$7.15	1.41%

Focus Fund
Investor Class	$1,000.00	$1,036.30	$4.97	.97%	$1,000.00	$1,020.26	$4.93	.97%
Trust Class	$1,000.00	$1,034.80	$5.93	1.16%	$1,000.00	$1,019.30	$5.89	1.16%
Advisor Class	$1,000.00	$1,034.50	$6.70	1.31%	$1,000.00	$1,018.55	$6.65	1.31%
Institutional Class	$1,000.00	$1,037.70	$3.84	.75%	$1,000.00	$1,021.37	$3.81	.75%
Class A	$1,000.00	$1,035.60	$5.68	1.11%	$1,000.00	$1,019.56	$5.63	1.11%
Class C	$1,000.00	$1,031.10	$9.50	1.86%	$1,000.00	$1,015.79	$9.42	1.86%

Genesis Fund
Investor Class	$1,000.00	$994.50	$5.16	1.03%	$1,000.00	$1,019.96	$5.23	1.03%
Trust Class	$1,000.00	$994.30	$5.56	1.11%	$1,000.00	$1,019.56	$5.63	1.11%
Advisor Class	$1,000.00	$993.00	$6.91	1.38%	$1,000.00	$1,018.20	$7.00	1.38%
Institutional Class	$1,000.00	$995.70	$4.26	.85%	$1,000.00	$1,020.86	$4.32	.85%

Global Equity Fund
Institutional Class	$1,000.00	$994.20	$5.76	1.15%	$1,000.00	$1,019.36	$5.84	1.15%
Class A	$1,000.00	$993.00	$7.56	1.51%	$1,000.00	$1,017.55	$7.66	1.51%
Class C	$1,000.00	$989.40	$11.30	2.26%	$1,000.00	$1,013.77	$11.44	2.26%

Global Thematic Opportunities Fund
Institutional Class	$1,000.00	$950.00	$6.13	1.25%	$1,000.00	$1,018.85	$6.34	1.25%
Class A	$1,000.00	$947.70	$7.88	1.61%	$1,000.00	$1,017.04	$8.16	1.61%
Class C	$1,000.00	$945.20	$11.54	2.36%	$1,000.00	$1,013.27	$11.94	2.36%

Guardian Fund
Investor Class	$1,000.00	$1,022.70	$4.68	.92%	$1,000.00	$1,020.51	$4.67	.92%
Trust Class	$1,000.00	$1,021.60	$5.54	1.09%	$1,000.00	$1,019.66	$5.53	1.09%
Advisor Class	$1,000.00	$1,019.80	$7.62	1.50%	$1,000.00	$1,017.60	$7.61	1.50%
Institutional Class	$1,000.00	$1,023.30	$3.76	.74%	$1,000.00	$1,021.42	$3.76	.74%
Class A	$1,000.00	$1,021.70	$5.64	1.11%	$1,000.00	$1,019.56	$5.63	1.11%
Class C	$1,000.00	$1,017.90	$9.43	1.86%	$1,000.00	$1,015.79	$9.42	1.86%
Class R3	$1,000.00	$1,020.70	$6.91	1.36%	$1,000.00	$1,018.30	$6.90	1.36%

International Fund
Investor Class	$1,000.00	$1,000.00	$8.24	1.64%	$1,000.00	$1,016.89	$8.31	1.64%
Trust Class	$1,000.00	$999.50	$9.45	1.88%	$1,000.00	$1,015.69	$9.53	1.88%
Class A	$1,000.00	$1,000.00	$8.60	1.71%	$1,000.00	$1,016.54	$8.67	1.71%
Class C	$1,000.00	$995.60	$12.49	2.49%	$1,000.00	$1,012.62	$12.60	2.49%

International Institutional Fund
Institutional Class	$1,000.00	$1,002.20	$4.28	.85%	$1,000.00	$1,020.86	$4.32	.85%

Expense Information as of 8/31/12 (Unaudited) (cont'd)

ACTUAL				HYPOTHETICAL (5% ANNUAL RETURN BEFORE EXPENSES)(2)
Beginning Account Value 3/1/12	Ending Account Value 8/31/12	Expenses Paid During the Period(1) 3/1/12 - 8/31/12	Expense Ratio	Beginning Account Value 3/1/12	Ending Account Value 8/31/12	Expenses Paid During the Period(1) 3/1/12 - 8/31/12	Expense Ratio

International Large Cap Fund
Trust Class	$1,000.00	$987.00	$6.24	1.25%	$1,000.00	$1,018.85	$6.34	1.25%
Institutional Class	$1,000.00	$989.20	$4.50	.90%	$1,000.00	$1,020.61	$4.57	.90%
Class A	$1,000.00	$988.00	$6.20	1.24%	$1,000.00	$1,018.90	$6.29	1.24%
Class C	$1,000.00	$983.60	$9.97	2.00%	$1,000.00	$1,015.08	$10.13	2.00%
Class R3	$1,000.00	$985.80	$7.54	1.51%	$1,000.00	$1,017.55	$7.66	1.51%

Intrinsic Value Fund
Institutional Class	$1,000.00	$991.30	$5.01	1.00%	$1,000.00	$1,020.11	$5.08	1.00%
Class A	$1,000.00	$988.30	$6.80	1.36%	$1,000.00	$1,018.30	$6.90	1.36%
Class C	$1,000.00	$985.20	$10.53	2.11%	$1,000.00	$1,014.53	$10.68	2.11%

Large Cap Disciplined Growth Fund
Investor Class	$1,000.00	$1,001.30	$5.58	1.11%	$1,000.00	$1,019.56	$5.63	1.11%
Institutional Class	$1,000.00	$1,002.60	$3.78	.75%	$1,000.00	$1,021.37	$3.81	.75%
Class A	$1,000.00	$1,001.30	$5.58	1.11%	$1,000.00	$1,019.56	$5.63	1.11%
Class C	$1,000.00	$997.30	$9.34	1.86%	$1,000.00	$1,015.79	$9.42	1.86%
Class R3	$1,000.00	$1,000.00	$6.84	1.36%	$1,000.00	$1,018.30	$6.90	1.36%

Large Cap Value Fund
Investor Class	$1,000.00	$1,012.60	$4.40	.87%	$1,000.00	$1,020.76	$4.42	.87%
Trust Class	$1,000.00	$1,012.00	$5.36	1.06%	$1,000.00	$1,019.81	$5.38	1.06%
Advisor Class	$1,000.00	$1,011.00	$6.12	1.21%	$1,000.00	$1,019.05	$6.14	1.21%
Institutional Class	$1,000.00	$1,013.30	$3.54	.70%	$1,000.00	$1,021.62	$3.56	.70%
Class A	$1,000.00	$1,011.60	$5.31	1.05%	$1,000.00	$1,019.86	$5.33	1.05%
Class C	$1,000.00	$1,007.00	$9.38	1.86%	$1,000.00	$1,015.79	$9.42	1.86%
Class R3	$1,000.00	$1,009.90	$6.87	1.36%	$1,000.00	$1,018.30	$6.90	1.36%

Mid Cap Growth Fund
Investor Class	$1,000.00	$992.50	$5.01	1.00%	$1,000.00	$1,020.11	$5.08	1.00%
Trust Class	$1,000.00	$992.40	$5.21	1.04%	$1,000.00	$1,019.91	$5.28	1.04%
Advisor Class	$1,000.00	$990.90	$6.96	1.39%	$1,000.00	$1,018.15	$7.05	1.39%
Institutional Class	$1,000.00	$994.30	$3.76	.75%	$1,000.00	$1,021.37	$3.81	.75%
Class A	$1,000.00	$991.80	$5.56	1.11%	$1,000.00	$1,019.56	$5.63	1.11%
Class C	$1,000.00	$988.10	$9.30	1.86%	$1,000.00	$1,015.79	$9.42	1.86%
Class R3	$1,000.00	$990.90	$6.81	1.36%	$1,000.00	$1,018.30	$6.90	1.36%

Mid Cap Intrinsic Value Fund
Investor Class	$1,000.00	$1,001.30	$5.94	1.18%	$1,000.00	$1,019.20	$5.99	1.18%
Trust Class	$1,000.00	$1,000.00	$6.28	1.25%	$1,000.00	$1,018.85	$6.34	1.25%
Institutional Class	$1,000.00	$1,002.50	$4.28	.85%	$1,000.00	$1,020.86	$4.32	.85%
Class A	$1,000.00	$1,000.70	$6.09	1.21%	$1,000.00	$1,019.05	$6.14	1.21%
Class C	$1,000.00	$997.10	$9.84	1.96%	$1,000.00	$1,015.28	$9.93	1.96%
Class R3	$1,000.00	$999.30	$7.34	1.46%	$1,000.00	$1,017.80	$7.41	1.46%

Multi-Cap Opportunities Fund
Institutional Class	$1,000.00	$1,036.60	$5.12	1.00%	$1,000.00	$1,020.11	$5.08	1.00%
Class A	$1,000.00	$1,033.80	$6.95	1.36%	$1,000.00	$1,018.30	$6.90	1.36%
Class C	$1,000.00	$1,030.40	$10.77	2.11%	$1,000.00	$1,014.53	$10.68	2.11%

Real Estate Fund
Trust Class	$1,000.00	$1,107.10	$5.51	1.04%	$1,000.00	$1,019.91	$5.28	1.04%
Institutional Class	$1,000.00	$1,107.70	$4.50	.85%	$1,000.00	$1,020.86	$4.32	.85%
Class A	$1,000.00	$1,106.30	$6.41	1.21%	$1,000.00	$1,019.05	$6.14	1.21%
Class C	$1,000.00	$1,101.80	$10.36	1.96%	$1,000.00	$1,015.28	$9.93	1.96%
Class R3	$1,000.00	$1,104.40	$7.72	1.46%	$1,000.00	$1,017.80	$7.41	1.46%

Expense Information as of 8/31/12 (Unaudited) (cont'd)

ACTUAL				HYPOTHETICAL (5% ANNUAL RETURN BEFORE EXPENSES)(2)
Beginning Account Value 3/1/12	Ending Account Value 8/31/12	Expenses Paid During the Period(1) 3/1/12 - 8/31/12	Expense Ratio	Beginning Account Value 3/1/12	Ending Account Value 8/31/12	Expenses Paid During the Period(1) 3/1/12 - 8/31/12	Expense Ratio
Select Equities Fund
Institutional Class	$1,000.00	$1,040.10	$3.85	.75%	$1,000.00	$1,021.37	$3.81	.75%
Class A	$1,000.00	$1,038.00	$6.15	1.20%	$1,000.00	$1,019.10	$6.09	1.20%
Class C	$1,000.00	$1,033.40	$9.97	1.95%	$1,000.00	$1,015.33	$9.88	1.95%

Small Cap Growth Fund
Investor Class	$1,000.00	$1,003.60	$6.30	1.25%	$1,000.00	$1,018.85	$6.34	1.25%
Trust Class	$1,000.00	$1,002.80	$7.05	1.40%	$1,000.00	$1,018.10	$7.10	1.40%
Advisor Class	$1,000.00	$1,002.90	$7.80	1.55%	$1,000.00	$1,017.34	$7.86	1.55%
Institutional Class	$1,000.00	$1,005.60	$4.54	.90%	$1,000.00	$1,020.61	$4.57	.90%
Class A	$1,000.00	$1,003.80	$6.35	1.26%	$1,000.00	$1,018.80	$6.39	1.26%
Class C	$1,000.00	$1,000.00	$10.10	2.01%	$1,000.00	$1,015.03	$10.18	2.01%
Class R3	$1,000.00	$1,002.90	$7.60	1.51%	$1,000.00	$1,017.55	$7.66	1.51%

Socially Responsive Fund
Investor Class	$1,000.00	$998.10	$4.47	.89%	$1,000.00	$1,020.66	$4.52	.89%
Trust Class	$1,000.00	$997.20	$5.27	1.05%	$1,000.00	$1,019.86	$5.33	1.05%
Institutional Class	$1,000.00	$998.90	$3.52	.70%	$1,000.00	$1,021.62	$3.56	.70%
Class A	$1,000.00	$997.20	$5.57	1.11%	$1,000.00	$1,019.56	$5.63	1.11%
Class C	$1,000.00	$993.20	$9.32	1.86%	$1,000.00	$1,015.79	$9.42	1.86%
Class R3	$1,000.00	$995.50	$6.62	1.32%	$1,000.00	$1,018.50	$6.70	1.32%

Value Fund
Institutional Class	$1,000.00	$1,021.00	$3.61	.71%	$1,000.00	$1,021.57	$3.61	.71%
Class A	$1,000.00	$1,019.20	$5.43	1.07%	$1,000.00	$1,019.76	$5.43	1.07%
Class C	$1,000.00	$1,015.60	$9.47	1.87%	$1,000.00	$1,015.74	$9.48	1.87%

(1)  For each class, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period shown), unless otherwise indicated.

(2)  Hypothetical 5% annual return before expenses is calculated by multiplying the number of days in the most recent period divided by 366.

Schedule of Investments Emerging Markets Equity Fund

TOP TEN EQUITY HOLDINGS
		Country	Industry
1	Samsung Electronics Co. Ltd.	Korea	Semiconductors & Semiconductor Equipment	3.0%
2	Industrial & Commercial Bank of China Ltd., H Shares	China	Commercial Banks	2.1%
3	Tencent Holdings Ltd.	China	Internet Software & Services	1.8%
4	Hyundai Mobis	Korea	Auto Components	1.6%
5	China Mobile Ltd.	China	Wireless Telecommunication Services	1.6%
6	Kasikornbank PCL NVDR	Thailand	Commercial Banks	1.6%
7	Sberbank of Russia	Russia	Commercial Banks	1.6%
8	Baidu, Inc. ADR	China	Internet Software & Services	1.6%
9	Axiata Group Berhad	Malaysia	Wireless Telecommunication Services	1.6%
10	Vale SA ADR, Preference Shares	Brazil	Metals & Mining	1.5%

	Number of Shares	Value† (000's)z
Common Stocks (97.2%)

Brazil (9.9%)
Banco do Estado do Rio Grande do Sul SA Class B, Preference Shares	174,800	$ 1,425
BM&FBOVESPA SA	282,600	1,496
BR Malls Participacoes SA	144,000	1,795
Brasil Insurance Participacoes E Administracao SA	143,100	1,375
Cia Hering	32,200	703
Companhia de Bebidas das Americas ADR, Preference Shares	51,600	1,941
Companhia Energetica de Minas Gerais, Preference Shares	93,300	1,593
Qualicorp SA*	183,800	1,806
Refinaria de Petroleo Ipiranga SA, Preference SharesÑ*^^	173	0
TOTVS SA	101,925	1,981
Vale SA ADR, Preference Shares	156,825	2,528
		16,643
Chile (1.1%)
Sociedad Quimica y Minera de Chile SA ADR, B Shares	28,770	1,773

China (20.1%)

AAC Technologies Holdings, Inc.	612,600	2,089
Agricultural Bank of China Ltd., H Shares	6,114,100	2,255
Baidu, Inc. ADR*	23,900	2,663
China Everbright International Ltd.	1,547,800	764
China Mengniu Dairy Co. Ltd.	640,740	1,925
China Liansu Group Holdings Ltd.	2,498,400	1,185
China Mobile Ltd.	254,750	2,720
China Resources Gas Group Ltd.	678,900	1,339
China State Construction International Holdings Ltd.	1,604,000	1,706
China Vanke Co. Ltd., B Shares	1,522,400	1,904
Dah Chong Hong Holdings Ltd.	851,800	774
First Tractor Co. Ltd., H Shares*	1,705,300	1,302
Golden Eagle Retail Group Ltd.	518,000	955
Haier Electronics Group Co. Ltd.*	2,067,300	2,439
Industrial & Commercial Bank of China Ltd., H Shares	6,408,000	3,487
Prince Frog International Holdings Ltd.	3,324,300	1,016
Tencent Holdings Ltd.	99,000	3,023
Vinda International Holdings Ltd.	1,371,500	2,143
		33,689
Colombia (3.0%)
Bancolombia SA ADR	32,600	1,873
Ecopetrol SA ADR Pacific Rubiales Energy Corp.	29,400	719
		4,952
Czech Republic (1.1%)
Komercni Banka A/S	9,765	1,895

India (7.8%)
Asian Paints Ltd.	21,785	1,426

Ballarpur Industries Ltd.	863,209	272
Cairn India Ltd.*	283,681	1,725
Cognizant Technology Solutions Corp. Class A*	32,400	2,083
Godrej Consumer Products Ltd.	134,025	1,675
Cummins India Ltd.	167,745	1,390
Mahindra & Mahindra Ltd.	158,160	2,178
Petronet LNG Ltd.	307,300	842
Yes Bank Ltd.	266,325	1,573
		13,164
Indonesia (2.5%)
PT Bank Mandiri (Persero) Tbk	1,742,100	1,425
PT Semen Gresik (Persero) Tbk	1,338,100	1,740
PT United Tractors Tbk	473,081	995
		4,160
Israel (1.0%)
Israel Chemicals Ltd.	153,858	1,671

Korea (11.0%)
BS Financial Group, Inc.	224,300	2,333
Hankook Tire Co. Ltd.	39,570	1,451
Hyundai Mobis	10,070	2,729
LG Chem Ltd.	6,055	1,606
Samsung Electronics Co. Ltd.	4,681	5,087
Silicon Works Co. Ltd.	44,200	1,143
Sung Kwang Bend Co. Ltd.	84,814	1,798
Woongjin Coway Co. Ltd.	65,040	2,250
		18,397

See Notes to Schedule of Investments

	Number of Shares	Value† (000's)z

Malaysia (2.8%)
Axiata Group Berhad	1,355,800	$2,600
Top Glove Corp. Berhad	1,185,500	2,007
		4,607
Mexico (4.7%)
Alamos Gold, Inc.	108,400	2,038
First Majestic Silver Corp.*	57,700	1,138
Genomma Lab Internacional SAB de CV Class B*	1,201,000	2,424
Kimberly-Clark de Mexico SAB de CV Class A	1,075,400	2,198
		7,798
Nigeria (1.1%)
Afren PLC*	856,625	1,752

Peru (1.0%)
Credicorp Ltd.	14,400	1,736

Philippines (1.4%)
International Container Terminal Services, Inc.	1,439,840	2,344

Qatar (0.9%)
Industries Qatar QSC	39,615	1,506

Russia (6.4%)
Eurasia Drilling Co. Ltd. GDR	60,465	1,817
Magnit OJSC GDR	75,747	2,416
Mail.ru Group Ltd. GDR	6,685	219
NovaTek OAO GDR	11,770	1,404
Rosneft Oil Co. GDR	165,280	977
Sberbank of Russia	916,540	2,663
Yandex NV Class A*	61,000	1,288
		10,784
South Africa (5.1%)
Bidvest Group Ltd.	73,375	1,782
Life Healthcare Group Holdings Ltd.	564,205	2,142
MTN Group Ltd.	121,028	2,261
Shoprite Holdings Ltd.	118,350	2,380
		8,565
Taiwan, Province of China (4.1%)
China Steel Chemical Corp.	192,400	806
Hon Hai Precision Industry Co. Ltd.	769,461	2,178
Simplo Technology Co. Ltd.	306,103	1,809
Taiwan Semiconductor Manufacturing Co. Ltd.	766,439	2,132
		6,925
Thailand (3.1%)
Bangkok Bank PCL NVDR	170,500	1,023
Kasikornbank PCL NVDR	496,600	2,678
PTT PCL	162,500	1,504
		5,205
Turkey (2.6%)
Anadolu Efes Biracilik ve Malt Sanayii A/S	93,160	1,301
Koza Altin Isletmeleri A/S	64,385	1,267
Turkiye Garanti Bankasi A/S	417,750	1,791
		4,359
United Arab Emirates (1.2%)
Dragon Oil PLC	208,065	1,948

United Kingdom (5.3%)
BG Group PLC	71,785	1,468
Hikma Pharmaceuticals PLC	118,200	1,370
Kenmare Resources PLC*	2,318,175	1,410
Petrofac Ltd.	47,455	1,132
SABMiller PLC	49,210	2,197
Tullow Oil PLC	62,006	1,342
		8,919

Total Common Stocks (Cost $157,467)		162,792

Short-Term Investments (2.5%)
State Street
Institutional
Treasury Money
Market Fund
Institutional Class
(Cost $4,124)	4,124,308	4,124

Total Investments## (99.7%) (Cost $161,591)		166,916

Cash, receivables and other assets, less liabilities (0.3%)		570
Total Net Assets (100.0%)		$167,486

See Notes to Schedule of Investments

SUMMARY SCHEDULE OF INVESTMENTS BY INDUSTRY EMERGING MARKETS EQUITY FUND

Industry	Investments at Value† (000's omitted)	Percentage of Net Assets
Commercial Banks	$26,157	15.6%
Oil, Gas & Consumable Fuels	16,041	9.6%
Metals & Mining	8,381	5.0%
Semiconductors & Semiconductor Equipment	8,362	5.0%
Wireless Telecommunication Services	7,581	4.5%
Chemicals	7,282	4.3%
Internet Software & Services	7,193	4.3%
Beverages	5,439	3.2%
Food & Staples Retailing	4,796	2.9%
Household Durables	4,689	2.8%
Household Products	4,341	2.6%
Auto Components	4,180	2.5%
Health Care Providers & Services	3,948	2.4%
Pharmaceuticals	3,794	2.3%
Real Estate Management & Development	3,699	2.2%
Machinery	3,687	2.2%
Industrial Conglomerates	3,288	2.0%
Building Products	2,983	1.8%
Energy Equipment & Services	2,949	1.8%
Personal Products	2,691	1.6%
Transportation Infrastructure	2,344	1.4%
Automobiles	2,178	1.3%
Electronic Equipment, Instruments & Components	2,178	1.3%
Communications Equipment	2,089	1.2%
IT Services	2,083	1.2%
Health Care Equipment & Supplies	2,007	1.2%
Software	1,981	1.2%
Food Products	1,925	1.1%
Computers & Peripherals	1,809	1.1%
Construction Materials	1,740	1.0%
Construction & Engineering	1,706	1.0%
Electric Utilities	1,593	0.9%
Diversified Financial Services	1,496	0.9%
Insurance	1,375	0.8%
Gas Utilities	1,339	0.8%
Multiline Retail	955	0.6%
Distributors	774	0.5%
Commercial Services & Supplies	764	0.5%
Specialty Retail	703	0.4%
Paper & Forest Products	272	0.2%
Short-Term Investments and Other Assets—Net	4,694	2.8%
	$167,486	100.0%

See Notes to Schedule of Investments

Schedule of Investments Equity Income Fund

TOP TEN EQUITY HOLDINGS

1	Royal Gold, Inc.	2.0%
2	CenturyLink, Inc.	1.8%
3	Unilever NV	1.8%
4	Franco-Nevada Corp.	1.8%
5	Linear Technology Corp.	1.7%
6	Weyerhaeuser Co.	1.7%
7	China Mobile Ltd. ADR	1.7%
8	Taiwan Mobile Co. Ltd.	1.7%
9	CenterPoint Energy, Inc.	1.6%
10	Novartis AG ADR	1.6%

	Number of Shares	Value† (000's)z
Common Stocks (79.5%)

Aerospace & Defense (0.4%)
Honeywell International, Inc.	180,000	$ 10,521

Beverages (0.6%)
Treasury Wine Estates Ltd.	3,256,933	15,916

Capital Markets (1.3%)
BlackRock, Inc.	191,500	33,775

Chemicals (1.4%)
Israel Chemicals Ltd.	3,400,000	36,936

Communications Equipment (0.5%)
Cisco Systems, Inc.	685,000	13,070

Diversified Financial Services (0.3%)
Warsaw Stock Exchange	18,000	184
Warsaw Stock Exchangeñ	692,000	7,078
		7,262
Diversified Telecommunication Services (4.5%)
CenturyLink, Inc.	1,134,000	47,923
Chunghwa Telecom Co. Ltd. ADR	1,140,000	34,245
Singapore Tele-communications Ltd.	12,900,000	35,083
		117,251
Electric Utilities (6.9%)
Enersis SA ADR	1,055,000	17,376
Exelon Corp.	754,000	27,498
Great Plains Energy, Inc.	1,495,000	31,873
Northeast Utilities	720,240	27,131
NV Energy, Inc.	1,198,000	21,013
PPL Corp.	1,111,000	32,586
Xcel Energy, Inc.	820,000	22,870
		180,347
Food Products (1.8%)
Unilever NV	1,371,000	47,683

Gas Utilities (1.0%)
New Jersey Resources Corp.	565,000	25,318

Household Durables (0.8%)
Garmin Ltd.	485,000	19,570

Machinery (0.1%)
AG Growth International, Inc.	84,800	2,767

Media (2.1%)
BEC World PCL	11,055,000	18,346
Meredith Corp.	1,154,000	37,574
		55,920
Metals & Mining (5.9%)
Franco-Nevada Corp.‡‡	893,200	46,268
Freeport-McMoRan Copper & Gold, Inc.	664,000	23,977
Newmont Mining Corp.	600,000	30,408
Royal Gold, Inc.‡‡	594,800	52,354
		153,007
Multi-Utilities (7.5%)
Alliant Energy Corp.	699,000	30,812
CenterPoint Energy, Inc.	2,104,000	42,901
NiSource, Inc.	1,578,000	38,408
PG&E Corp.	570,000	24,744
Sempra Energy‡‡	530,000	35,086
Wisconsin Energy Corp.	653,000	24,788
		196,739
Oil, Gas & Consumable Fuels (7.4%)
ARC Resources Ltd.	1,365,500	32,376
Canadian Oil Sands Ltd.	1,600,000	34,155
Crescent Point Energy Corp.	769,000	31,852
Kinder Morgan, Inc.	1,120,000	40,062
PetroChina Co. Ltd. ADR	263,000	31,639
Statoil ASA	475,000	12,196
Statoil ASA ADR‡‡	450,000	11,506
		193,786

Pharmaceuticals (6.7%)
Bristol-Myers Squibb Co.	801,000	26,441
Johnson & Johnson	559,000	37,693
Novartis AG ADR	693,000	40,894
Roche Holding AG ADR	800,000	36,400
Sanofi ADR‡‡	806,000	33,006
		174,434
Real Estate Investment Trusts (18.1%)
American Campus Communities, Inc.	738,800	34,443
Ascendas Real Estate Investment Trustñ	1,840,000	3,484
Ascendas Real Estate Investment Trust	5,105,000	9,665
Campus Crest Communities, Inc.	659,316	7,121
Digital Realty Trust, Inc.	265,000	19,745
Equity Residential	428,000	25,851
HCP, Inc.‡‡	845,400	38,770
Japan Logistics Fund, Inc.	2,540	22,774
Mapletree Logistics Trust	14,280,000	12,716
Parkway Life Real Estate Investment Trust	6,059,000	9,333
Plum Creek Timber Co., Inc.	841,000	34,422
Prologis, Inc.	770,000	26,311
Public Storage	182,000	26,492
Rayonier, Inc.	716,000	35,077
RLJ Lodging Trust	1,810,000	32,290
Suntec Real Estate Investment Trust	11,972,000	13,878
Ventas, Inc.‡‡	615,400	40,303
Vornado Realty Trust	316,000	25,650
Weyerhaeuser Co.‡‡	1,769,000	44,066

See Notes to Schedule of Investments

	Number of Shares	Value† (000's)z
Yuexiu Real Estate Investment Trust	18,428,000	$ 8,577
		470,968
Semiconductors & Semiconductor Equipment (3.0%)
Linear Technology Corp.	1,348,000	44,518
Microchip Technology, Inc.	944,000	32,804
		77,322
Thrifts & Mortgage Finance (1.4%)
New York Community Bancorp, Inc.	2,746,000	36,412

Tobacco (1.2%)
Philip Morris International,Inc.‡‡	352,000	31,434

Transportation Infrastructure (0.9%)
SATS Ltd.	11,258,500	23,574

Water Utilities (1.0%)
Aqua America,Inc.‡‡	1,006,000	25,150

Wireless Telecommunication Services (4.7%)
China Mobile Ltd. ADR‡‡	810,500	43,516
Philippine Long Distance Telephone Co.ADR	569,000	36,586
Taiwan Mobile Co. Ltd.	11,693,600	43,337
		123,439

Total Common Stocks (Cost $1,871,412)		2,072,601
Convertible Preferred Stocks (0.4%)
Bunge Ltd., 4.88%
(Cost $11,614)	119,000	11,355

	Principal Amount	Value† (000's)z
Convertible Bonds (13.7%)
Charles River Laboratories International, Inc., Senior Unsecured Notes, 2.25%, due 6/15/13	28,124,000	28,300

Greatbatch, Inc., Subordinated Debentures, 2.25%, due 6/15/13	13,440,000	13,390
Hologic, Inc., Senior Unsecured Notes, Step-Down, 2.00%/0.00%, due 12/15/37a	37,885,000	37,459
Iconix Brand Group, Inc., Senior Subordinated Notes, 2.50%, due 6/1/16ñ	20,275,000	20,123
Illumina, Inc., Senior Unsecured Notes, 0.25%, due 3/15/16ñ	38,175,000	34,835
James River Coal Co., Senior Unsecured Notes, 3.13%, due 3/15/18	16,230,000	5,356
James River Coal Co., Senior Unsecured Notes, 4.50%, due 12/1/15	10,645,000	4,710
Kinross Gold Corp., Senior Unsecured Notes, 1.75%, due 3/15/28	23,890,000	23,830
L-3 Communications Holdings, Inc., Guaranteed Notes, 3.00%, due 8/1/35	39,670,000	39,372
McMoRan Exploration Co., Senior Unsecured Notes, 4.00%, due 12/30/17	7,510,000	7,998
Medicis Pharmaceutical Corp., Senior Unsecured Notes, 1.38%, due 6/1/17	13,630,000	13,426
NuVasive, Inc., Senior Unsecured Notes, 2.75%, due 7/1/17	13,635,000	12,783
Patriot Coal Corp., Senior Unsecured Notes, 3.25%, due 5/31/13‡	14,515,000	1,760
Primaris Retail Real Estate Investment Trust, Subordinated Notes, 5.40%, due 11/30/18ñ	11,500,000	12,082
RTI International Metals, Inc., Guaranteed Notes, 3.00%, due 12/1/15	7,230,000	7,320
SanDisk Corp., Senior Unsecured Notes, 1.50%, due 8/15/17	6,365,000	7,049
Siemens Finan-cieringsmaatschappij NV, Guaranteed Notes, 1.65%, due 8/16/19	15,500,000	15,374
Southern Pacific Resource Corp., Subordinated Debentures, 6.00%, due 6/30/16	6,450,000	6,903
Stillwater Mining Co., Senior Unsecured Notes, 1.88%, due 3/15/28	2,250,000	2,233
TIBCO Software, Inc., Senior Unsecured Notes, 2.25%, due 5/1/32ñ	12,175,000	12,205
Trinity Industries, Inc., Subordinated Notes, 3.88%, due 6/1/36	14,060,000	14,271
WebMD Health Corp., Senior Unsecured Notes, 2.25%, due 3/31/16	13,470,000	12,291
WebMD Health Corp., Senior Unsecured Notes, 2.50%, due 1/31/18	19,600,000	16,048

See Notes to Schedule of Investments

	Principal Amount	Value† (000's)z
Wright Medical Group, Inc., Senior Unsecured Notes, 2.00%, due 8/15/17ñ	$ 7,550,000	$ 8,012
Total Convertible Bonds (Cost $377,102)		357,130

	Number of Shares

Short-Term Investments (4.7%)
State Street Institutional Treasury Money Market Fund Institutional Class (Cost $122,852)	122,852,189	122,852

Total Investments## (98.3%) (Cost $2,382,980)		2,563,938

Cash, receivables and other assets, less liabilities‡‡± (1.7%)		43,464

Total Net Assets (100.0%)		$2,607,402

See Notes to Schedule of Investments

Schedule of Investments Focus Fund

TOP TEN EQUITY HOLDINGS
1	Google, Inc. Class A	4.9%
2	Cabot Oil & Gas Corp.	4.7%
3	Apple, Inc.	4.6%
4	MetLife, Inc.	4.5%
5	Honeywell International, Inc.	4.4%
6	EOG Resources, Inc.	4.1%
7	Covidien PLC	3.8%
8	NiSource, Inc.	3.6%
9	Target Corp.	3.6%
10	J.P. Morgan Chase & Co.	3.6%

	Number of Shares	Value† (000's)z
Common Stocks (98.8%)

Aerospace & Defense (6.9%)
Boeing Co.	200,000	$ 14,280
Honeywell International, Inc.	425,000	24,841
		39,121
Chemicals (1.3%)
WR Grace & Co.*	130,000	7,509

Commercial Banks (3.5%)
Wells Fargo & Co.	575,000	19,567

Computers & Peripherals (8.1%)
Apple, Inc.	39,000	25,945
NetApp, Inc.*	185,000	6,386
SanDisk Corp.*	315,000	12,984
		45,315
Containers & Packaging (1.0%)
Silgan Holdings, Inc.	130,000	5,451

Diversified Financial Services (3.6%)
J.P. Morgan Chase & Co.	540,000	20,056

Food Products (5.3%)
Hillshire Brands Co.	385,000	10,037
Kraft Foods, Inc. Class A	480,000	19,934
		29,971
Health Care Equipment & Supplies (3.8%)
Covidien PLC	380,000	21,299

Health Care Providers & Services (6.6%)
Cardinal Health, Inc.	500,000	19,775
Express Scripts Holding Co.*	280,000	17,534
		37,309
Household Products (2.3%)
Procter & Gamble Co.	195,000	13,102

Insurance (7.1%)
Allstate Corp.	395,000	14,726
MetLife, Inc.	740,000	25,256
		39,982
Internet Software & Services (4.9%)

Google, Inc. Class A*	40,500	27,746

Leisure Equipment & Products (2.7%)
Mattel, Inc.	430,000	15,110

Life Sciences Tools & Services (1.1%)
Illumina, Inc.*	145,300	6,114

Machinery (2.3%)
Pall Corp.	235,000	13,045

Media (5.5%)
Comcast Corp. Class A Special	580,000	19,064
Viacom, Inc. Class B	180,000	9,002
Walt Disney Co.	55,000	2,721
		30,787
Metals & Mining (1.7%)
Barrick Gold	30,000	1,156
Freeport-McMoRan Copper & Gold, Inc.	240,000	8,666
		9,822
Multi-Utilities (3.6%)
NiSource, Inc.	835,000	20,324

Multiline Retail (3.6%)
Target Corp.	315,000	20,188

Oil, Gas & Consumable Fuels (11.3%)
Cabot Oil & Gas Corp.	640,000	26,502
Cenovus Energy, Inc.	430,000	14,061
EOG Resources, Inc.	212,000	22,960
		63,523

Semiconductors & Semiconductor Equipment (2.5%)
ASML Holding
N.V. ADR	250,000	14,192

Software (4.8%)
Activision Blizzard, Inc.	885,000	10,408
Oracle Corp.	520,000	16,458
		26,866
Specialty Retail (2.7%)
Urban Outfitters, Inc.*	400,000	15,016

Tobacco (2.6%)
Lorillard, Inc.	115,000	14,434

Total Common Stocks (Cost $491,364)		555,849

Short-Term Investments (1.1%)

State Street Institutional Treasury Money Market Fund Institutional Class (Cost $6,340)	6,339,699	6,340

Total Investments## (99.9%) (Cost $497,704)		562,189

Cash, receivables and other assets, less liabilities (0.1%)		837

Total Net Assets (100.0%)		$ 563,026

See Notes to Schedule of Investments

Schedule of Investments Genesis Fund

TOP TEN EQUITY HOLDINGS
1	Church & Dwight Co., Inc.	2.9%
2	AptarGroup, Inc.	2.5%
3	Compass Minerals International, Inc.	2.2%
4	CLARCOR, Inc.	2.0%
5	Oceaneering International, Inc.	2.0%
6	MICROS Systems, Inc.	1.8%
7	Wabtec Corp.	1.8%
8	IDEXX Laboratories, Inc.	1.7%
9	Haemonetics Corp.	1.6%
10	Harris Teeter Supermarkets, Inc.	1.6%

	Number of Shares	Value† (000's)z
Common Stocks (94.2%)

Air Freight & Logistics (0.5%)
Forward Air Corp.^	1,746,600	$ 58,721

Auto Components (0.5%)
Gentex Corp.	3,225,349	56,508

Beverages (0.9%)
Boston Beer Co., Inc. Class A*^	967,419	99,673

Building Products (0.1%)
AAON, Inc.	25,000	460
AO Smith Corp.	254,474	13,922
		14,382
Capital Markets (0.4%)
Eaton Vance Corp.	1,010,600	27,377
Waddell & Reed Financial, Inc. Class A	736,461	21,799
		49,176
Chemicals (5.4%)
Balchem Corp.^	1,596,335	58,234
Hawkins, Inc.	473,473	18,285
Innophos Holdings, Inc.^	1,811,400	85,661
Intrepid Potash, Inc.*	3,480,399	78,065
LSB Industries, Inc.*^	1,372,700	51,751
NewMarket Corp.	381,812	93,972
RPM International, Inc.	2,509,444	68,784
Sensient Technologies Corp.^	3,942,917	141,354
Stepan Co.	262,716	25,095
		621,201
Commercial Banks (3.2%)
Bank of Hawaii Corp.	1,523,517	70,432
BankUnited, Inc.	748,030	18,888
BOK Financial Corp.	1,024,094	58,957
Cullen/Frost Bankers, Inc.	1,385,800	77,050
First Financial Bankshares, Inc.	1,433,094	49,843
Westamerica Bancorporation^	1,995,243	92,879
		368,049
Commercial Services & Supplies (5.0%)
Copart, Inc.*	5,316,362	142,000
Healthcare Services Group, Inc.^	5,493,381	116,295
Ritchie Bros. Auctioneers, Inc.	3,795,210	70,819
Rollins, Inc.	6,390,120	148,762
United Stationers, Inc.^	4,279,541	103,522
		581,398
Communications Equipment (0.6%)
NETGEAR, Inc.*^	2,046,800	74,851

Containers & Packaging (3.2%)
AptarGroup, Inc.^	5,609,200	284,106
Silgan Holdings, Inc.	2,051,983	86,040
		370,146
Distributors (0.9%)
Pool Corp.^	2,690,223	105,968

Diversified Consumer Services (0.3%)
Matthews International Corp. Class A	110,026	3,293
Strayer Education, Inc.	410,902	26,618
		29,911
Electrical Equipment (0.1%)
Thermon Group Holdings, Inc.*	522,718	11,949

Electronic Equipment, Instruments & Components (1.4%)
Badger Meter, Inc.	657,205	22,286
FEI Co.	877,948	47,155
Trimble Navigation Ltd.*	1,896,948	93,045
		162,486
Energy Equipment & Services (4.2%)
CARBO Ceramics, Inc.^	1,580,100	111,207
Lufkin Industries, Inc.	1,339,561	70,220
Natural Gas Services Group, Inc.*^	829,800	11,443
Oceaneering International, Inc.	4,280,724	229,190
Pason Systems, Inc.^	4,182,657	63,138
		485,198
Food & Staples Retailing (1.7%)
Harris Teeter Supermarkets, Inc.^	4,774,967	186,558
North West Co., Inc.	695,000	15,236
		201,794
Food Products (2.1%)
Darling International, Inc.*	1,601,200	26,612
Flowers Foods, Inc.	3,031,600	62,603
J & J Snack Foods Corp.^	1,169,046	66,752
Lancaster Colony Corp.	1,211,556	87,765
		243,732
Gas Utilities (2.4%)
New Jersey Resources Corp.	1,980,200	88,733
Northwest
Natural Gas Co.	849,900	41,789
Piedmont Natural Gas Co., Inc.	760,100	23,738
South Jersey Industries, Inc.^	1,558,844	78,909

See Notes to Schedule of Investments

	Number of Shares	Value† (000's)z

WGL Holdings, Inc.	1,149,395	$ 44,872
		278,041
Health Care Equipment & Supplies (6.6%)
Abaxis, Inc.*^	1,208,100	45,268
Cyberonics, Inc.*	208,135	10,392
DENTSPLY International, Inc.	1,731,100	62,787
Haemonetics Corp.*^	2,570,000	189,332
IDEXX Laboratories, Inc.*	2,111,234	200,694
Meridian Bioscience, Inc.^	3,382,797	59,808
Sirona Dental Systems, Inc.*	2,146,226	114,050
West Pharmaceutical Services, Inc.^	1,730,229	81,926
		764,257
Health Care Providers & Services (4.8%)
AmSurg Corp.*^	1,703,534	50,101
Henry Schein, Inc.*	2,319,540	178,164
Landauer, Inc.^	501,750	29,423
MWI Veterinary Supply, Inc.*^	1,171,529	118,113
Owens & Minor, Inc.	1,571,400	43,983
Patterson Cos., Inc.	2,226,600	75,638
PSS World Medical, Inc.*^	2,914,399	62,922
		558,344
Health Care Technology (0.3%)
Quality Systems, Inc.	2,127,410	37,591
Hotels, Restaurants & Leisure (1.4%)
Bally Technologies, Inc.*	1,356,988	60,101
Brinker International, Inc.	2,684,100	92,494
Cheesecake Factory, Inc.	135,600	4,503
		157,098
Household Durables (0.2%)
Leggett & Platt, Inc.	1,237,200	29,371

Household Products (2.9%)
Church & Dwight Co., Inc.	6,211,710	$340,029
Industrial Conglomerates (0.9%)
Raven Industries, Inc.^	3,584,352	108,857
Insurance (3.2%)
Brown & Brown, Inc.	451,670	11,852
Hanover Insurance Group, Inc.	63,897	2,280
HCC Insurance Holdings, Inc.	1,213,500	40,143
Infinity Property & Casualty Corp.	196,900	11,046
Mercury General Corp.	303,030	11,603
RenaissanceRe Holdings Ltd.	1,347,953	104,129
RLI Corp.^	1,563,807	99,083
Safety Insurance Group, Inc.^	1,115,749	50,532
Validus Holdings Ltd.	1,354,400	45,386
		376,054
IT Services (1.5%)
Forrester Research, Inc.^	1,178,888	34,518
Jack Henry & Associates, Inc.	1,991,653	73,611
Sapient Corp.*	1,510,800	15,274
Syntel, Inc.	807,162	47,058
		170,461
Leisure Equipment & Products (1.6%)

Polaris Industries, Inc.	2,460,320	184,991
Life Sciences Tools & Services (1.2%)
ICON PLC ADR*^	3,750,000	85,950
PAREXEL International Corp.*	791,900	22,799
Techne Corp.	419,700	28,779
		137,528
Machinery (10.3%)
AG Growth International, Inc.^	806,800	26,322
CLARCOR, Inc.^	4,809,422	231,526
Donaldson Co., Inc.	4,696,700	165,746
Douglas Dynamics, Inc.	299,551	4,200
Graco, Inc.	823,117	40,662
Lincoln Electric Holdings, Inc.	961,864	39,677
Lindsay Corp.^	1,077,341	70,415
Middleby Corp.*	210,000	24,181
Nordson Corp.	2,779,508	163,463
Tennant Co.	742,502	31,148
Toro Co.	1,638,188	60,941
Valmont Industries, Inc.	989,604	125,432
Wabtec Corp.^	2,699,900	210,970
		1,194,683
Metals & Mining (3.4%)
Alamos Gold, Inc.	5,840,600	110,130
Compass Minerals International, Inc.^	3,512,400	252,261
Major Drilling Group International	2,894,500	27,472
		389,863
Office Electronics (0.9%)
Zebra Technologies Corp.
Class A*^	2,760,970	102,957
Oil, Gas & Consumable Fuels (5.0%)
Abraxas Petroleum Corp.*	1,293,448	2,626
Cabot Oil & Gas Corp.	4,209,100	174,299
Concho Resources, Inc.*	1,740,692	156,210
Gulfport Energy Corp.*	2,542,800	66,875
Kodiak Oil & Gas Corp.*	4,526,037	40,463
Oasis Petroleum, Inc.*	2,095,580	61,463
Painted Pony Petroleum Ltd.*	2,240,900	21,535
SM Energy Co.	1,255,800	59,311
		582,782
Paper & Forest Products (0.2%)
Stella-Jones, Inc.	422,700	24,537
Professional Services (0.5%)
Exponent, Inc.*^	1,166,935	60,751
Real Estate Management & Development (0.7%)
Altisource Portfolio Solutions SA*	908,370	76,566

See Notes to Schedule of Investments

	Number of Shares	Value† (000's)z
Road & Rail (0.2%)
Genesee & Wyoming, Inc. Class A*	284,400	$ 18,076

Semiconductors & Semiconductor Equipment (1.2%)
Hittite Microwave
Corp.*^	1,923,320	100,724
Power Integrations, Inc.	1,071,900	37,131
		137,855
Software (6.1%)
Blackbaud, Inc.	1,913,538	46,652
Computer Modelling Group Ltd.^	3,109,500	57,096
Constellation Software, Inc.	110,600	11,249
Constellation Software, Inc.b	650,000	65,450
FactSet Research Systems, Inc.	1,224,800	113,012
Manhattan Associates, Inc.*	314,600	15,912
MICROS Systems, Inc.*^	4,190,242	212,278
Solera Holdings, Inc.^	4,402,104	181,059
		702,708
Specialty Retail (3.8%)
Hibbett Sports, Inc.*^	1,845,669	107,123
Leon's Furniture Ltd.	1,100,500	12,810
Sally Beauty Holdings, Inc.*	5,514,459	151,648
Tractor Supply Co.	1,785,741	170,502
		442,083
Textiles, Apparel & Luxury
Goods (0.6%)
Wolverine World Wide, Inc.	1,410,785	66,349

Thrifts & Mortgage Finance (1.2%)
Brookline Bancorp, Inc.^	4,067,590	34,534
Capitol Federal Financial, Inc.	706,352	8,384
Ocwen Financial Corp.*	2,390,300	61,503
Oritani Financial Corp.	2,059,000	30,123
		134,544
Trading Companies & Distributors (1.8%)
Applied Industrial Technologies, Inc.^	95,734	2,353,344
MSC Industrial Direct Co., Inc. Class A	881,300	61,074
Richelieu Hardware Ltd.	393,000	13,141
Watsco, Inc.	480,179	36,234
		206,183
Water Utilities (0.8%)
American States Water Co.	840,811	36,643
Aqua America, Inc.	2,302,535	57,563
		94,206
Total Common Stocks (Cost $6,710,137)		10,911,908

Exchange Traded Funds (0.9%)
SPDR Gold Shares* (Cost $58,435)	616,050	101,168

Short-Term Investments (4.8%)
State Street Institutional Treasury Money Market Fund Institutional Class	370,358,856	370,359
State Street Institutional Treasury Plus Fund Institutional Class^	182,460,973	182,461

Total Short-Term Investments (Cost $552,820)		552,820

Total Investments## (99.9%) (Cost $7,321,392)		11,565,896

Cash, receivables and other assets, less liabilities (0.1%)		14,593

Total Net Assets (100.0%)		$11,580,489

See Notes to Schedule of Investments

Schedule of Investments Global Equity Fund

TOP TEN EQUITY HOLDINGS
		Country	Industry

1	Apple, Inc.	United States	Computers & Peripherals	3.2%
2	CVS Caremark Corp.	United States	Food & Staples Retailing	1.6%
3	TOYOTA MOTOR Corp.	Japan	Automobiles	1.6%
4	Covidien PLC	United States	Health Care Equipment & Supplies	1.6%
5	Unilever NV	Netherlands	Food Products	1.5%
6	Experian PLC	United Kingdom	Professional Services	1.5%
7	Wal-Mart Stores, Inc.	United States	Food & Staples Retailing	1.5%
8	IBM Corp.	United States	IT Services	1.5%
9	Microsoft Corp.	United States	Software	1.4%
10	Jupiter Telecommunications Co. Ltd.	Japan	Media	1.4%

	Number of Shares	Value† (000's)z
Common Stocks (97.9%)

Australia (0.7%)
Iluka Resources Ltd.	3,275	$31

Belgium (1.3%)
Anheuser-Busch InBev NV	681	57

Canada (5.3%)
Cenovus Energy, Inc.	933	30
Goldcorp, Inc.	1,315	54
Home Capital Group, Inc.	920	48
New Gold, Inc*	5,305	59
Silver Wheaton Corp.	1,310	45
		236
China (1.0%)
China Mobile Ltd.	4,150	44
France (2.6%)
Eutelsat Communications SA	1,130	35
Pernod-Ricard SA	315	34
Schneider Electric SA	791	50
		119
Germany (4.5%)
Continental AG	500	50
Deutsche Boerse AG	900	46
Fresenius Medical Care AG & Co.	623	45
Linde AG	377	59
		200
Indonesia (1.0%)
PT Bank Mandiri (Persero) Tbk	56,800	47

Israel (0.5%)
Check Point Software Technologies Ltd.*	460	21

Japan (6.3%)
BRIDGESTONE Corp.	1,400	33
FANUC Corp.	220	36
Jupiter Telecommunications Co. Ltd.	61	62
KEYENCE Corp.	100	26
SOFTBANK Corp.	1,300	53
TOYOTA MOTOR Corp.	1,800	71
		281
Korea (0.8%)
Hyundai Mobis	132	36

Netherlands (2.3%)
Koninklijke Ahold NV	2,741	34
Unilever NV	1,966	69
		103
Nigeria (0.8%)
Afren PLC*	16,700	34

Norway (0.8%)
DnB ASA	2,980	34

Singapore (1.4%)
United Overseas Bank Ltd.	4,000	61

Sweden (1.9%)
Elekta AB, B Shares	890	45
Telefonaktiebolaget LM Ericsson, B Shares	4,470	42
		87
Switzerland (5.7%)
Givaudan SA*	45	42
Nestle SA	840	52
Novartis AG	570	34
Partners Group Holding AG	125	24
Roche Holding AG	246	45
SGS SA	29	59
		256
United Kingdom (7.4%)
BG Group PLC ADR	2,050	42
BHP Billiton PLC	1,490	43
Experian PLC	4,260	68
Petrofac Ltd.	1,830	44
Subsea 7 SA	1,590	36
Tullow Oil PLC	1,830	40
Vodafone Group PLC	20,854	60
		333
United States (53.6%)
Alliance Data Systems Corp.*	165	23
Altera Corp.	1,270	47
American Tower Corp.	725	51
AMETEK, Inc.	1,230	42
Apple, Inc.	214	142
BlackRock, Inc.	258	45
Capital One Financial Corp.	1,035	58
Cardinal Health, Inc.	1,030	41
Celanese Corp. Class A	905	35
Charles Schwab Corp.	2,200	30
Comcast Corp. Class A Special	1,570	52
Covidien PLC	1,260	71
CVS Caremark Corp.	1,610	73
Deere & Co.	565	42
Dow Chemical Co.	1,310	38
Dun & Bradstreet Corp.	390	32
EMC Corp.*	1,700	45
EOG Resources, Inc.	387	42
Exxon Mobil Corp.	505	44
Gilead Sciences, Inc.*	570	33
Global Payments, Inc.	500	21
Henry Schein, Inc.*	550	42
IBM Corp.	337	66
Ingersoll-Rand PLC	1,310	61
Johnson & Johnson	870	59
Laboratory Corporation of America Holdings*	480	42
Mattel, Inc.	1,295	45
McDonald's Corp.	445	40

See Notes to Schedule of Investments

	Number of Shares	Value† (000's)z
McGraw-Hill Cos., Inc.	735	$ 38
Microsoft Corp.	2,075	64
National Oilwell Varco, Inc.	625	49
NetApp, Inc.*	1,375	47
Nordson Corp.	800	47
Oracle Corp.	1,570	50
Pall Corp.	1,010	56
QUALCOMM, Inc.	690	42
SanDisk Corp.*	1,180	49
Schlumberger Ltd.	585	42
Sealed Air Corp.	1,600	23
Sirona Dental Systems, Inc.*	930	49
Time Warner, Inc.	1,330	55
Union Pacific Corp.	285	35
United Technologies Corp.	565	45
UnitedHealth Group, Inc.	885	48
Visa, Inc. Class A	403	52
Wabtec Corp.	590	46
Wal-Mart Stores, Inc.	930	68
Waste Connections, Inc.	1,435	42
Waters Corp.*	535	43
Wells Fargo & Co.	1,460	50
		2,402

Total Common Stocks (Cost $4,284)		4,382

Short-Term Investments (2.6%)

State Street Institutional Treasury Money Market Fund Institutional Class (Cost $117)	116,922	117

Total Investments## (100.5%) (Cost $4,401)		4,499

Liabilities, less cash, receivables and other assets [(0.5%)]		(22)

Total Net Assets (100.0%)		$ 4,477

See Notes to Schedule of Investments

SUMMARY SCHEDULE OF INVESTMENTS BY INDUSTRY GLOBAL EQUITY FUND

Industry	Investments at Value† (000's omitted)	Percentage of Net Assets
Machinery	$288	6.4%
Computers & Peripherals	283	6.3%
Media	242	5.4%
Metals & Mining	232	5.2%
Oil, Gas & Consumable Fuels	232	5.2%
Health Care Providers & Services	218	4.9%
Commercial Banks	192	4.3%
Food & Staples Retailing	175	3.9%
Chemicals	174	3.9%
Energy Equipment & Services	171	3.8%
Health Care Equipment & Supplies	165	3.7%
IT Services	162	3.6%
Professional Services	159	3.6%
Wireless Telecommunication Services	157	3.5%
Pharmaceuticals	138	3.1%
Software	135	3.0%
Food Products	121	2.7%
Auto Components	119	2.7%
Capital Markets	99	2.2%
Electrical Equipment	92	2.1%
Beverages	91	2.0%
Communications Equipment	84	1.9%
Automobiles	71	1.6%
Consumer Finance	58	1.3%
Real Estate Investment Trusts	51	1.1%
Thrifts & Mortgage Finance	48	1.1%
Semiconductors & Semiconductor Equipment	47	1.0%
Diversified Financial Services	46	1.0%
Aerospace & Defense	45	1.0%
Leisure Equipment & Products	45	1.0%
Life Sciences Tools & Services	43	1.0%
Commercial Services & Supplies	42	0.9%
Hotels, Restaurants & Leisure	40	0.9%
Road & Rail	35	0.8%
Biotechnology	33	0.7%
Electronic Equipment, Instruments & Components	26	0.6%
Containers & Packaging	23	0.5%
Short-Term Investments and Other Assets—Net	95	2.1%
	$4,477	100.0%

See Notes to Schedule of Investments

Schedule of Investments Global Thematic Opportunities Fund

TOP TEN EQUITY HOLDINGS
		Country	Industry
1	SanDisk Corp.	United States	Computers & Peripherals	2.7%
2	Boeing Co.	United States	Aerospace & Defense	2.5%
3	Beijing Enterprises Holdings Ltd.	Hong Kong	Industrial Conglomerates	2.5%
4	Google, Inc. Class A	United States	Internet Software & Services	2.4%
5	Pacific Rubiales Energy Corp.	Canada	Oil, Gas & Consumable Fuels	2.3%
6	Franklin Resources, Inc.	United States	Capital Markets	2.2%
7	ACE Hardware Indonesia Tbk	Indonesia	Specialty Retail	2.2%
8	Potash Corp. of Saskatchewan, Inc.	Canada	Chemicals	2.2%
9	Philip Morris International, Inc.	United States	Tobacco	2.2%
10	Roche Holding AG ADR	Switzerland	Pharmaceuticals	2.2%

	Number of Shares	Value† (000's)z
Common Stocks (89.4%)

Australia (1.0%)
Treasury Wine Estates Ltd.	102,500	$501

Brazil (2.5%)
All America Latina Logistica SA	171,000	753
Randon Participacoes SA, Preference Shares	100,200	523
		1,276
Canada (7.7%)
Cenovus Energy, Inc.	22,300	729
MEG Energy Corp.*	26,000	944
Pacific Rubiales Energy Corp.	46,500	1,141
Potash Corp. of Saskatchewan, Inc.	26,750	1,099
		3,913
Chile (1.7%)
Sociedad Quimica y Minera de Chile SA ADR, B Shares	14,000	863

China (5.3%)
Dah Chong Hong Holdings Ltd.	911,000	828
First Tractor Co. Ltd., H Shares*	1,263,000	964
Tsingtao Brewery Co. Ltd., H Shares	166,000	892
		2,684
France (1.9%)
CFAO SA	20,200	947

Hong Kong (5.6%)
Beijing Enterprises Holdings Ltd.	191,000	1,265
CNOOC Ltd. ADR	4,400	833
SA SA International Holdings Ltd.	1,100,000	718
		2,816
India (2.0%)
Mahindra & Mahindra Ltd.	74,000	1,006

Indonesia (4.1%)
ACE Hardware Indonesia Tbk	1,878,500	1,123
Astra International Tbk PT	1,362,000	964
		2,087
Israel (1.8%)
Israel Chemicals Ltd.	82,000	891

Japan (4.6%)
FANUC Corp.	6,100	996
Kubota Corp.	18,900	909
Mongolian Mining Corp.*	863,300	399
		2,304
Malaysia (1.6%)
Genting Malaysia Berhad	711,000	803

Netherlands (1.8%)
Unilever NV	26,000	904

Philippines (1.5%)
Energy Development Corp.	5,472,000	778

Poland (0.8%)
Warsaw Stock Exchange	40,900	418

South Africa (1.8%)
MTN Group Ltd.	48,000	897

Switzerland (4.0%)
Novartis AG ADR	15,800	932
Roche Holding AG ADR	24,000	1,092
		2,024
Thailand (1.1%)
BEC World PCL	346,500	575

United Kingdom (0.9%)
Lonrho PLC*	3,427,500	438

United States (37.7%)
Adecoagro SA*	91,000	922
BlackRock, Inc.	5,975	1,054
Boeing Co.	17,950	1,282
EMC Corp.*	37,000	973
Franklin Resources, Inc.	9,600	1,127
Freeport-McMoRan Copper & Gold, Inc.	28,550	1,031
Google, Inc. Class A*	1,760	1,206
Honeywell International, Inc.	16,000	935
Iconix Brand Group, Inc.*	29,100	544
Intel Corp.	43,000	1,068
Invesco Ltd.	40,000	947
Lazard Ltd. Class A	34,900	994
Lindsay Corp.	14,100	922
Microsoft Corp.	29,800	918
Newmont Mining Corp.	18,850	955
Philip Morris International, Inc.	12,300	1,098
Range Resources Corp.	15,300	997
SanDisk Corp.*	33,000	1,360
Valmont Industries, Inc.	5,700	723
		19,056
Total Common Stocks (Cost $44,878)		45,181

Exchange Traded Funds (2.0%)
Market Vectors Gold Miners ETF (Cost $1,017)	21,600	1,035

See Notes to Schedule of Investments

	Number of Shares	Value† (000's)z
Short-Term Investments (8.4%)
State Street Institutional Treasury Money Market Fund Institutional Class (Cost $4,233)	4,233,147	$4,233

Total Investments## (99.8%) (Cost $50,128)	50,449

Cash, receivables and other assets, less liabilities (0.2%)	90

Total Net Assets (100.0%)	50,539

See Notes to Schedule of Investments

SUMMARY SCHEDULE OF INVESTMENTS BY INDUSTRY GLOBAL THEMATIC OPPORTUNITIES FUND

Industry	Investments at Value† (000's omitted)	Percentage of Net Assets

Machinery	$ 5,037	10.0%
Oil, Gas & Consumable Fuels	4,644	9.2%
Capital Markets	4,122	8.2%
Chemicals	2,853	5.6%
Metals & Mining	2,385	4.7%
Computers & Peripherals	2,333	4.6%
Aerospace & Defense	2,217	4.4%
Pharmaceuticals	2,024	4.0%
Automobiles	1,970	3.9%
Specialty Retail	1,841	3.6%
Food Products	1,826	3.6%
Distributors	1,775	3.5%
Industrial Conglomerates	1,703	3.4%
Beverages	1,393	2.8%
Internet Software & Services	1,206	2.4%
Tobacco	1,098	2.2%
Semiconductors & Semiconductor Equipment	1,068	2.1%
Exchange Traded Funds	1,035	2.0%
Software	918	1.8%
Wireless Telecommunication Services	897	1.8%
Hotels, Restaurants & Leisure	803	1.6%
Independent Power Producers & Energy Traders	778	1.5%
Road & Rail	753	1.5%
Media	575	1.1%
Textiles, Apparel & Luxury Goods	544	1.1%
Diversified Financial Services	418	0.8%
Short-Term Investments and Other Assets—Net	4,323	8.6%
	$50,539	100.0%

See Notes to Schedule of Investments

Schedule of Investments Guardian Fund

TOP TEN EQUITY HOLDINGS
1	Danaher Corp.	4.8%
2	Altera Corp.	4.6%
3	Google, Inc. Class A	4.5%
4	Texas Instruments, Inc.	4.2%
5	Anheuser-Busch InBev NV ADR	4.0%
6	Newfield Exploration Co.	4.0%
7	BG Group PLC	3.9%
8	Progressive Corp.	3.8%
9	Procter & Gamble Co.	3.5%
10	Schlumberger Ltd.	3.5%

	Number of Shares	Value† (000's)z
Common Stocks (97.4%)

Beverages (6.4%)
Anheuser-Busch InBev NV ADR	540,170	$45,472
Coca-Cola Co.	713,130	26,671
		72,143
Capital Markets (5.7%)
BlackRock, Inc.	111,805	19,719
Charles Schwab Corp.	1,476,680	19,920
Lazard Ltd. Class A	877,100	24,989
		64,628
Chemicals (1.8%)
Ecolab, Inc.	323,800	20,733

Consumer Finance (2.2%)
American Express Co.	422,795	24,649

Diversified Financial Services (3.3%)
CME Group, Inc.	327,590	17,985
Intercontinental-Exchange, Inc.*	141,773	19,380
		37,365
Electronic Equipment, Instruments & Components (2.7%)
National Instruments Corp.	1,190,296	30,662

Energy Equipment & Services (6.0%)
Cameron International Corp.*	522,050	28,562
Schlumberger Ltd.	542,930	39,297
		67,859
Food Products (3.2%)
McCormick & Co., Inc.	599,079	36,807

Health Care Equipment & Supplies (6.2%)
C.R. Bard, Inc.	346,580	34,003
Covidien PLC	643,505	36,068
		70,071
Household Products (3.5%)
Procter & Gamble Co.	592,385	39,802

Industrial Conglomerates (8.0%)
3M Co.	391,830	36,283
Danaher Corp.	1,005,124	53,845
		90,128
Industrial Gases (1.9%)
Praxair, Inc.	202,981	21,415

Insurance (3.8%)
Progressive Corp.	2,201,600	42,997

Internet Software & Services (4.5%)
Google, Inc. Class A*	74,026	50,714

IT Services (1.7%)
MasterCard, Inc. Class A	44,270	18,722

Machinery (2.5%)
Pall Corp.	509,828	28,301

Media (5.4%)
Comcast Corp. Class A Special	681,795	22,411
Scripps Networks Interactive, Inc. Class A	659,120	38,954
		61,365
Multiline Retail (3.0%)
Target Corp.	527,245	33,791

Oil, Gas & Consumable Fuels (10.0%)
BG Group PLC	2,182,604	44,638
Marathon Petroleum Corp.	455,280	23,561
Newfield Exploration Co.*	1,381,475	45,077
		113,276
Pharmaceuticals (3.1%)
Roche Holding AG	195,551	35,599

Road & Rail (0.9%)
J.B. Hunt Transport Services, Inc.	203,500	10,672

Semiconductors & Semiconductor Equipment (8.8%)
Altera Corp.	1,406,124	52,491
Texas Instruments, Inc.	1,625,150	47,194
		99,685
Specialty Retail (0.9%)
Autozone, Inc.*	29,200	10,560

Trading Companies & Distributors (1.9%)
W.W. Grainger, Inc.	104,905	21,606

Total Common Stocks (Cost $879,266)		1,103,550

Short-Term Investments (1.8%)
State Street Institutional Treasury Money Market Fund Institutional Class (Cost $20,365)	20,365,292	20,365

Total Investments## (99.2%) (Cost $899,631)		1,123,915

Cash, receivables and other assets, less liabilities (0.8%)		9,113

Total Net Assets (100.0%)		$1,133,028

See Notes to Schedule of Investments

Schedule of Investments International Fund

TOP TEN EQUITY HOLDINGS
		Country	Industry
1	Vodafone Group PLC	United Kingdom	Wireless Telecommunication Services	2.4%
2	Jupiter Telecommunications Co. Ltd.	Japan	Media	2.2%
3	Sodexo	France	Hotels, Restaurants & Leisure	1.9%
4	Sulzer AG	Switzerland	Machinery	1.8%
5	TOYOTA MOTOR Corp.	Japan	Automobiles	1.7%
6	Roche Holding AG	Switzerland	Pharmaceuticals	1.6%
7	SGS SA	Switzerland	Professional Services	1.6%
8	Unilever NV	Netherlands	Food Products	1.5%
9	Sundrug Co. Ltd.	Japan	Food & Staples Retailing	1.5%
10	Fresenius Medical Care AG & Co.	Germany	Health Care Providers & Services	1.5%

	Number of Shares	Value† (000's)z
Common Stocks (96.4%)

Australia (2.0%)
CSL Ltd.	54,230	$2,489
Iluka Resources Ltd.	182,080	1,731
Imdex Ltd.	568,945	776
		4,996
Belgium (1.9%)
Anheuser-Busch InBev NV	26,204	2,201
Colruyt SA	55,390	2,630
		4,831
Brazil (0.0%)
Refinaria de Petroleo Ipiranga SA, Preference SharesÑ*^^	19,056	9

Canada (7.9%)
Cenovus Energy, Inc.	54,367	1,781
Corus Entertainment, Inc., B Shares	131,078	3,078
Goldcorp, Inc.	66,500	2,730
Home Capital Group, Inc.	37,700	1,951
MacDonald, Dettwiler & Associates Ltd.	47,220	2,833
New Gold, Inc*	250,100	2,771
Silver Wheaton Corp.	76,400	2,641
Vermilion Energy, Inc.	42,462	1,935
		19,720
Chile (1.1%)
Sociedad Quimica y Minera de Chile SA ADR, B Shares	46,480	2,865

China (1.4%)
China Liansu Group Holdings Ltd.	2,518,600	1,195
China Mobile Ltd. ADR	43,965	2,360
		3,555
Czech Republic (0.6%)
Komercni Banka A/S	7,310	1,418

Denmark (2.8%)
Novo Nordisk A/S Class B	16,195	2,551
Sydbank A/S*	104,970	1,788
Tryg A/S	44,345	2,761
		7,100
France (7.6%)
Alcatel-Lucent*	1,384,429	1,576
Arkema SA	34,240	2,915
CFAO SA	69,230	3,246
Eutelsat Communications SA	58,238	1,790
Pernod-Ricard SA	17,550	1,891
Rexel SA	136,143	2,659
Sodexo	61,690	4,878
		18,955
Germany (7.8%)
Brenntag AG	26,490	3,157
Continental AG	13,420	1,334
Deutsche Boerse AG	51,457	2,649
Deutsche Telekom AG	168,115	2,006
Fresenius Medical Care AG & Co.	52,558	3,790
Gerresheimer AG*	38,865	1,950
Linde AG	21,264	3,350
NORMA Group	51,920	1,308
		19,544
Indonesia (0.5%)
PT Bank Mandiri (Persero) Tbk	1,503,200	1,230

Ireland (0.6%)
DCC PLC	60,226	1,572

Israel (0.7%)
Bezeq Israeli Telecommunication Corp. Ltd.	408,400	466
Check Point Software Technologies Ltd.*	25,500	1,176
		1,642
Japan (14.9%)
BRIDGESTONE Corp.	78,200	1,813
FANUC Corp.	11,900	1,944
Jupiter Telecommunications Co. Ltd.	5,342	5,451
KANSAI PAINT Co. Ltd.	257,500	2,595
Kenedix Realty Investment Corp.	676	2,219
KEYENCE Corp.	7,300	1,923
Nihon Kohden Corp.	102,800	3,485
PIGEON Corp.	41,300	1,944
SMC Corp.	13,500	2,119
SOFTBANK Corp.	83,000	3,382
SUGI HOLDINGS Co. Ltd.	64,700	2,263
Sundrug Co. Ltd.	106,000	3,854
TOYOTA MOTOR Corp.	109,000	4,309
		37,301
Korea (2.9%)
Hyundai Mobis	9,702	2,629
Samsung Electronics Co. Ltd.	2,584	2,808
Shinhan Financial Group Co. Ltd.	60,365	1,878
		7,315

See Notes to Schedule of Investments

	Number of Shares	Value† (000's)z
Netherlands (5.5%)
Akzo Nobel NV	48,561	$2,799
Koninklijke Ahold NV	213,779	2,643
Nutreco NV	41,469	3,031
Royal Imtech NV	50,895	1,316
Unilever NV	110,551	3,856
		13,645
Nigeria (0.7%)
Afren PLC*	894,800	1,830

Norway (1.9%)
DnB ASA	195,850	2,251
Norwegian Property ASA	167,200	242
ProSafe SE	300,415	2,295
		4,788
Russia (0.7%)
NovaTek OAO GDR	13,745	1,640

Singapore (1.0%)
United Overseas Bank Ltd.	168,000	2,573

Sweden (2.9%)
Axfood AB	32,175	1,137
Elekta AB, B Shares	49,270	2,511
Nordea Bank AB	126,285	1,168
Telefonaktiebolaget LM Ericsson, B Shares	251,805	2,358
		7,174
Switzerland (10.9%)
Bucher Industries AG	14,064	2,357
Givaudan SA*	3,300	3,114
Nestle SA	47,157	2,931
Novartis AG	41,396	2,439
Partners Group Holding AG	6,945	1,337
Roche Holding AG	22,493	4,095
SGS SA	1,991	4,017
Sika AG	1,248	2,412
Sulzer AG	33,346	4,509
		27,211
Turkey (0.5%)
Sinpas Gayrimenkul Yatirim Ortakligi A/S	1,679,761	1,191

United Kingdom (19.6%)
Amlin PLC	533,907	3,269
BG Group PLC	107,510	2,199
BHP Billiton PLC	84,350	2,459
Bunzl PLC	183,249	3,270
Cairn Energy PLC*	334,910	1,526
Diploma PLC	227,710	1,545
Experian PLC	167,308	2,667
Fidessa Group PLC	49,504	1,126
ICAP PLC	360,140	1,817
Informa PLC	277,221	1,791
Mitie Group PLC	657,592	2,985
Petrofac Ltd.	82,265	1,962
Reed Elsevier PLC	281,973	2,644
RPS Group PLC	679,106	2,617
Subsea 7 SA	115,843	2,663
Synergy Health PLCÑ	189,358	2,650
Tullow Oil PLC	114,356	2,475
Vodafone Group PLC	2,040,531	5,881
Willis Group Holdings PLC	96,500	3,601
		49,147
Total Common Stocks (Cost $207,946)		241,252

Rights (0.0%)

Belgium (0.0%)
Anheuser-Busch InBev VVPR StripÑ* (Cost $0)	177,256	0

Short-Term Investments (3.4%)

State Street Institutional Treasury Money Market Fund Institutional Class (Cost $8,453)	8,452,618	8,453

Total Investments## (99.8%) (Cost $216,399)		249,705

Cash, receivables and other assets, less liabilities (0.2%)		480

Total Net Assets (100.0%)		$250,185

See Notes to Schedule of Investments

SUMMARY SCHEDULE OF INVESTMENTS BY INDUSTRY INTERNATIONAL FUND

	Investments at Value† (000's omitted)	Percentage of Net Assets
Industry

Chemicals	$ 20,050	8.0%
Media	14,754	5.9%
Oil, Gas & Consumable Fuels	13,395	5.4%
Metals & Mining	13,108	5.2%
Food & Staples Retailing	12,527	5.0%
Commercial Banks	12,306	4.9%
Machinery	12,237	4.9%
Wireless Telecommunication Services	11,623	4.6%
Food Products	9,818	3.9%
Insurance	9,631	3.8%
Trading Companies & Distributors	9,086	3.6%
Pharmaceuticals	9,085	3.6%
Energy Equipment & Services	6,920	2.8%
Professional Services	6,684	2.7%
Health Care Providers & Services	6,440	2.6%
Health Care Equipment & Supplies	5,996	2.4%
Auto Components	5,776	2.3%
Commercial Services & Supplies	5,602	2.2%
Software	5,135	2.1%
Hotels, Restaurants & Leisure	4,878	1.9%
Automobiles	4,309	1.7%
Beverages	4,092	1.6%
Communications Equipment	3,934	1.6%
Electronic Equipment, Instruments & Components	3,468	1.4%
Real Estate Investment Trusts	3,410	1.4%
Distributors	3,246	1.3%
Capital Markets	3,154	1.3%
Semiconductors & Semiconductor Equipment	2,808	1.1%
Diversified Financial Services	2,649	1.1%
Biotechnology	2,489	1.0%
Diversified Telecommunication Services	2,472	1.0%
Thrifts & Mortgage Finance	1,951	0.8%
Life Sciences Tools & Services	1,950	0.8%
Household Products	1,944	0.8%
Industrial Conglomerates	1,572	0.6%
Construction & Engineering	1,316	0.5%
Building Products	1,195	0.5%
Real Estate Management & Development	242	0.1%
Short-Term Investments and Other Assets—Net	8,933	3.6%
	$250,185	100.0%

See Notes to Schedule of Investments

Schedule of Investments International Institutional Fund

TOP TEN EQUITY HOLDINGS
		Country	Industry
1	Vodafone Group PLC	United Kingdom	Wireless Telecommunication Services	2.4%
2	Jupiter Telecommunications Co. Ltd.	Japan	Media	2.2%
3	Sodexo	France	Hotels, Restaurants & Leisure	2.0%
4	Sulzer AG	Switzerland	Machinery	1.8%
5	TOYOTA MOTOR Corp.	Japan	Automobiles	1.7%
6	Roche Holding AG	Switzerland	Pharmaceuticals	1.6%
7	SGS SA	Switzerland	Professional Services	1.6%
8	Sundrug Co. Ltd.	Japan	Food & Staples Retailing	1.5%
9	Unilever NV	Netherlands	Food Products	1.5%
10	Fresenius Medical Care AG & Co.	Germany	Health Care Providers & Services	1.5%

	Number of Shares	Value† (000's)z
Common Stocks (96.8%)

Australia (2.0%)
CSL Ltd.	106,700	$4,898
Iluka Resources Ltd.	357,530	3,398
Imdex Ltd.	1,121,855	1,530
		9,826
Belgium (1.9%)
Anheuser-Busch InBev NV	51,671	4,340
Colruyt SA	109,220	5,185
		9,525
Canada (7.9%)
Cenovus Energy, Inc.	107,264	3,515
Corus Entertainment, Inc., B Shares	258,418	6,069
Goldcorp, Inc.	131,200	5,386
Home Capital Group, Inc.	74,300	3,844
MacDonald, Dettwiler & Associates Ltd.	93,227	5,594
New Gold, Inc*	493,100	5,463
Silver Wheaton Corp.	150,700	5,210
Vermilion Energy, Inc.	83,582	3,808
		38,889
Chile (1.2%)
Sociedad Quimica y Minera de Chile SA ADR, B Shares	91,605	5,646

China (1.4%)
China Liansu Group Holdings Ltd.	4,965,600	2,356
China Mobile Ltd. ADR	86,770	4,659
		7,015
Czech Republic (0.6%)
Komercni Banka A/S	14,420	2,798

Denmark (2.9%)
Novo Nordisk A/S Class B	31,930	5,029
Sydbank A/S*	206,981	3,525
Tryg A/S	87,442	5,445
		13,999
France (7.6%)
Alcatel-Lucent*	2,729,841	3,107
Arkema SA	67,515	5,747
CFAO SA	136,510	6,401
Eutelsat Communications SA	114,833	3,530
Pernod-Ricard SA	34,605	5,729
Rexel SA	268,448	5,242
Sodexo	121,635	9,619
		37,375
Germany (7.8%)
Brenntag AG	52,230	6,224
Continental AG	26,460	2,631
Deutsche Boerse AG	101,465	5,224
Deutsche Telekom AG	331,490	3,955
Fresenius Medical Care AG & Co.	103,637	7,473
Gerresheimer AG*	76,638	3,845
Linde AG	41,930	6,606
NORMA GroupÑ	102,376	2,580
		38,538
Indonesia (0.5%)
PT Bank Mandiri (Persero) Tbk	2,963,800	2,424

Ireland (0.6%)
DCC PLC	119,961	3,131

Israel (0.7%)
Bezeq Israeli Telecommunication Corp. Ltd.	822,519	939
Check Point Software Technologies Ltd.*	50,500	2,328
		3,267
Japan (15.0%)
BRIDGESTONE Corp.	154,300	3,577
FANUC Corp.	23,100	3,774
Jupiter Telecommunications Co. Ltd.Ñ	10,542	10,758
KANSAI PAINT Co. Ltd.	507,100	5,110
Kenedix Realty Investment Corp.	1,332	4,372
KEYENCE Corp.	14,400	3,792
Nihon Kohden Corp.	201,900	6,844
PIGEON Corp.	81,500	3,836
SMC Corp.	26,700	4,191
SOFTBANK Corp.	163,700	6,670
SUGI HOLDINGS Co. Ltd.	127,600	4,464
Sundrug Co. Ltd.	209,100	7,603
TOYOTA MOTOR Corp.	214,800	8,491
		73,482
Korea (2.9%)
Hyundai Mobis	19,135	5,186
Samsung Electronics Co. Ltd.	5,101	5,543
Shinhan Financial Group Co. Ltd.	119,030	3,703
		14,432
Netherlands (5.5%)
Akzo Nobel NV	95,753	5,519
Koninklijke Ahold NV	421,536	5,212
Nutreco NV	81,747	5,976

See Notes to Schedule of Investments

	Number of Shares	Value† (000's)z
Royal Imtech NV	100,355	$2,595
Unilever NV	217,990	7,603
		26,905
Nigeria (0.7%)
Afren PLC*	1,750,400	3,580

Norway (1.9%)
DnB ASA	386,179	4,438
Norwegian Property ASA	283,475	409
ProSafe SE	592,360	4,526
		9,373
Russia (0.7%)
NovaTek OAO GDR	27,105	3,234

Singapore (1.0%)
United Overseas Bank Ltd.	332,000	5,085

Sweden (2.9%)
Axfood AB	63,445	2,242
Elekta AB, B Shares	97,147	4,951
Nordea Bank AB	249,015	2,303
Telefonaktiebolaget LM Ericsson, B Shares	496,510	4,649
		14,145
Switzerland (10.9%)
Bucher Industries AG	27,733	4,648
Givaudan SA*	6,501	6,135
Nestle SA	92,986	5,781
Novartis AG	81,626	4,809
Partners Group Holding AG	13,700	2,638
Roche Holding AG	44,354	8,075
SGS SA	3,924	7,916
Sika AG	2,458	4,750
Sulzer AG	65,752	8,891
		53,643
Turkey (0.5%)
Sinpas Gayrimenkul Yatirim Ortakligi A/S	3,312,181	2,349

United Kingdom (19.7%)
Amlin PLC	1,052,768	6,446
BG Group PLC	211,990	4,335
BHP Billiton PLC	166,320	4,849
Bunzl PLC	361,335	6,449
Cairn Energy PLC*	660,380	3,009
Diploma PLC	449,000	3,046
Experian PLC	329,902	5,259
Fidessa Group PLC	97,615	2,220
ICAP PLC	710,125	3,582
Informa PLC	546,623	3,531
Mitie Group PLCÑ	1,296,127	5,884
Petrofac Ltd.	162,210	3,869
Reed Elsevier PLC	556,001	5,213
RPS Group PLCÑ	1,339,066	5,160
Subsea 7 SA	228,424	5,250
Synergy Health PLCÑ	373,375	5,226
Tullow Oil PLC	225,487	4,880
Vodafone Group PLC	4,026,386	11,604
Willis Group Holdings PLC	190,300	7,102
		96,914
Total Common Stocks (Cost $452,629)		475,575

Rights (0.0%)
Belgium (0.0%)
Anheuser-Busch InBev VVPR Strip* (Cost $0)	125,976	0

Short-Term Investments (2.0%)
State Street Institutional Treasury Money Market Fund Institutional Class (Cost $9,944)	9,943,707	9,944

Total Investments## (98.8%) (Cost $462,573)		485,519

Cash, receivables and other assets, less liabilities (1.2%)		6,047

Total Net Assets (100.0%)		$491,566

See Notes to Schedule of Investments

SUMMARY SCHEDULE OF INVESTMENTS BY INDUSTRY INTERNATIONAL INSTITUTIONAL FUND

Industry	Investments at Value† (000's omitted)	Percentage of Net Assets
Chemicals	$39,513	8.0%
Media	29,101	5.9%
Oil, Gas & Consumable Fuels	26,361	5.4%
Metals & Mining	25,836	5.3%
Food & Staples Retailing	24,706	5.0%
Commercial Banks	24,276	4.9%
Machinery	24,084	4.9%
Wireless Telecommunication Services	22,933	4.7%
Food Products	19,360	3.9%
Insurance	18,993	3.9%
Trading Companies & Distributors	17,915	3.6%
Pharmaceuticals	17,913	3.6%
Energy Equipment & Services	13,645	2.8%
Professional Services	13,175	2.7%
Health Care Providers & Services	12,699	2.6%
Health Care Equipment & Supplies	11,795	2.4%
Auto Components	11,394	2.3%
Commercial Services & Supplies	11,044	2.2%
Software	10,142	2.1%
Hotels, Restaurants & Leisure	9,619	2.0%
Automobiles	8,491	1.7%
Beverages	8,069	1.6%
Communications Equipment	7,756	1.6%
Electronic Equipment, Instruments & Components	6,838	1.4%
Real Estate Investment Trusts	6,721	1.4%
Distributors	6,401	1.3%
Capital Markets	6,220	1.3%
Semiconductors & Semiconductor Equipment	5,543	1.1%
Diversified Financial Services	5,224	1.1%
Biotechnology	4,898	1.0%
Diversified Telecommunication Services	4,894	1.0%
Life Sciences Tools & Services	3,845	0.8%
Thrifts & Mortgage Finance	3,844	0.8%
Household Products	3,836	0.8%
Industrial Conglomerates	3,131	0.6%
Construction & Engineering	2,595	0.5%
Building Products	2,356	0.5%
Real Estate Management & Development	409	0.1%
Short-Term Investments and Other Assets—Net	15,991	3.2%
	$491,566	100.0%

See Notes to Schedule of Investments

Schedule of Investments International Large Cap Fund

TOP TEN EQUITY HOLDINGS
		Country	Industry
1	Vodafone Group PLC	United Kingdom	Wireless Telecommunication Services	2.5%
2	Jupiter Telecommunications Co. Ltd.	Japan	Media	2.4%
3	SGS SA	Switzerland	Professional Services	2.4%
4	Roche Holding AG	Switzerland	Pharmaceuticals	2.1%
5	Sulzer AG	Switzerland	Machinery	2.1%
6	Sodexo	France	Hotels, Restaurants & Leisure	2.1%
7	Unilever NV	Netherlands	Food Products	2.0%
8	Fresenius Medical Care AG & Co.	Germany	Health Care Providers & Services	1.9%
9	Experian PLC	United Kingdom	Professional Services	1.9%
10	Givaudan SA	Switzerland	Chemicals	1.8%

	Number of Shares	Value† (000's)z
Common Stocks (98.8%)

Australia (1.7%)
CSL Ltd.	43,990	$2,019
Iluka Resources Ltd.	147,365	1,401
		3,420
Belgium (2.7%)
Anheuser-Busch InBev NV	32,622	2,740
Colruyt SA	56,920	2,702
		5,442
Canada (5.9%)
Bank of Nova Scotia	28,300	1,500
Cenovus Energy, Inc.	42,884	1,405
Goldcorp, Inc.	55,000	2,258
New Gold, Inc*	207,000	2,293
Silver Wheaton Corp.	63,900	2,209
Vermilion Energy, Inc.	44,018	2,006
		11,671
Chile (1.2%)
Sociedad Quimica y Minera de Chile SA ADR, B Shares	38,545	2,376

China (1.2%)
China Mobile Ltd. ADR	46,215	2,481

Colombia (0.7%)
Ecopetrol SA ADR	23,800	1,377

Czech Republic (0.6%)
Komercni Banka A/S	6,055	1,175

Denmark (3.7%)
Jyske Bank A/S*	61,295	1,753
Novo Nordisk A/S Class B	16,533	2,604
Tryg A/S	47,210	2,940
		7,297
France (8.6%)
Alcatel-Lucent*	1,269,103	1,445
Arkema SA	27,720	2,360
Eutelsat Communications SA	63,321	1,947
Pernod-Ricard SA	14,310	1,542
Rexel SA	138,188	2,698
Schneider Electric SA	45,939	2,901
Sodexo	52,290	4,135
		17,028
Germany (9.3%)
Brenntag AG	21,415	2,552
Continental AG	16,375	1,628
Deutsche Boerse AG	57,102	2,940
Deutsche Telekom AG	176,625	2,107
Fresenius Medical Care AG & Co.	52,715	3,801
Linde AG	18,525	2,919
SAP AG ADR	37,985	2,494
		18,441
Indonesia (0.5%)
PT Bank Mandiri (Persero) Tbk	1,239,800	1,014

Israel (1.0%)
Bezeq Israeli Telecommunication Corp. Ltd.	498,600	569
Check Point Software Technologies Ltd.*	31,100	1,434
		2,003
Japan (10.8%)
BRIDGESTONE Corp.	86,400	2,003
FANUC Corp.	9,700	1,585
Jupiter Telecommunications Co. Ltd.	4,751	4,848
KANSAI PAINT Co. Ltd.	213,500	2,152
KEYENCE Corp.	6,000	1,580
SMC Corp.	14,300	2,245
SOFTBANK Corp.	85,300	3,475
TOYOTA MOTOR Corp.	89,200	3,526
		21,414
Korea (3.8%)
Hyundai Mobis	9,951	2,697
Samsung Electronics Co. Ltd.	2,949	3,205
Shinhan Financial Group Co. Ltd.	50,205	1,562
		7,464
Netherlands (5.8%)
Akzo Nobel NV	50,331	2,901
Koninklijke Ahold NV	222,645	2,753
Royal Imtech NV	73,930	1,912
Unilever NV	111,835	3,900
		11,466
Norway (0.9%)
DnB ASA	163,173	1,875

Russia (0.7%)
NovaTek OAO GDR	11,010	1,313

Singapore (1.1%)
United Overseas Bank Ltd.	138,000	2,113

Sweden (3.3%)
Elekta AB, B Shares	51,085	2,604
Nordea Bank AB	164,070	1,518
Telefonaktiebolaget LM Ericsson, B Shares	258,315	2,418
		6,540
Switzerland (13.5%)
Credit Suisse Group AG*	51,979	1,004
Givaudan SA*	3,881	3,663

See Notes to Schedule of Investments

	Number of Shares	Value† (000's)z
Nestle SA	49,598	$3,083
Novartis AG	43,356	2,554
Partners Group Holding AG	5,600	1,078
Roche Holding AG	22,911	4,171
SGS SA	2,362	4,765
Sika AG	1,261	2,437
Sulzer AG	30,746	4,158
		26,913
United Kingdom (21.8%)
Amlin PLC	519,411	3,180
BG Group PLC	110,510	2,260
BHP Billiton PLC	68,290	1,991
Bunzl PLC	178,043	3,178
Cairn Energy PLC*	271,940	1,239
Experian PLC	235,881	3,760
ICAP PLC	386,790	1,951
Informa PLC	393,889	2,544
Petrofac Ltd.	90,280	2,153
Reed Elsevier PLC	306,930	2,878
Sage Group PLC	497,420	2,340
Subsea 7 SA	119,675	2,751
Tesco PLC	485,644	2,596
Tullow Oil PLC	127,231	2,754
Vodafone Group PLC	1,728,407	4,981
Willis Group Holdings PLC	76,000	2,836
		43,392
Total Common Stocks (Cost $180,657)		196,215

Rights (0.0%)

Belgium (0.0%)
Anheuser-Busch InBev VVPR Strip* (Cost $0)	63,890	0

Short-Term Investments (2.6%)
State Street Institutional Treasury Money Market Fund Institutional Class (Cost $5,151)	5,151,226	5,151

Total Investments## (101.4%) (Cost $185,808)		201,366

Liabilities, less cash, receivables and other assets [(1.4%)]		(2,760)

Total Net Assets (100.0%)		$198,606

See Notes to Schedule of Investments

SUMMARY SCHEDULE OF INVESTMENTS BY INDUSTRY INTERNATIONAL LARGE CAP FUND

Industry	Investments at Value† (000's omitted)	Percentage of Net Assets
Chemicals	$18,808	9.5%
Commercial Banks	12,510	6.3%
Oil, Gas & Consumable Fuels	12,354	6.2%
Media	12,217	6.2%
Wireless Telecommunication Services	10,937	5.5%
Metals & Mining	10,152	5.1%
Pharmaceuticals	9,329	4.7%
Insurance	8,956	4.5%
Professional Services	8,525	4.3%
Trading Companies & Distributors	8,428	4.2%
Food & Staples Retailing	8,051	4.1%
Machinery	7,988	4.0%
Food Products	6,983	3.5%
Auto Components	6,328	3.2%
Software	6,268	3.1%
Energy Equipment & Services	4,904	2.5%
Beverages	4,282	2.2%
Hotels, Restaurants & Leisure	4,135	2.1%
Capital Markets	4,033	2.0%
Communications Equipment	3,863	1.9%
Health Care Providers & Services	3,801	1.9%
Automobiles	3,526	1.8%
Semiconductors & Semiconductor Equipment	3,205	1.6%
Diversified Financial Services	2,940	1.5%
Electrical Equipment	2,901	1.5%
Diversified Telecommunication Services	2,676	1.3%
Health Care Equipment & Supplies	2,604	1.3%
Biotechnology	2,019	1.0%
Construction & Engineering	1,912	1.0%
Electronic Equipment, Instruments & Components	1,580	0.8%
Short-Term Investments and Other Assets—Net	2,391	1.2%
	$198,606	100.0%

See Notes to Schedule of Investments

Schedule of Investments Intrinsic Value Fund

TOP TEN EQUITY HOLDINGS
1	Lender Processing Services, Inc.	2.8%
2	CoreLogic, Inc.	2.5%
3	OfficeMax, Inc.	2.4%
4	Constellation Brands, Inc. Class A	2.3%
5	Charles River Laboratories International, Inc.	2.1%
6	Avery Dennison Corp.	2.1%
7	Crown Holdings, Inc.	2.1%
8	Brocade Communications Systems, Inc.	2.0%
9	KBR, Inc.	1.9%
10	Acxiom Corp.	1.9%

	Number of Shares	Value† (000's)z
Common Stocks (95.3%)

Aerospace & Defense (6.8%)
Aerovironment, Inc.*	30,800	$735
Ceradyne, Inc.	71,655	1,702
Spirit Aerosystems Holdings, Inc. Class A*	103,600	2,576
Teledyne Technologies, Inc.*	40,352	2,603
Textron, Inc.	93,839	2,507
		10,123
Beverages (2.3%)
Constellation Brands, Inc. Class A*	106,136	3,496

Chemicals (2.7%)
Chemtura Corp.*	150,100	2,481
Cytec Industries, Inc.	23,400	1,602
		4,083
Commercial Banks (11.0%)
BankUnited, Inc.	62,000	1,565
City National Corp.	15,200	780
Comerica, Inc.	76,874	2,361
First Niagara Financial Group, Inc.	277,200	2,187
Huntington Bancshares, Inc.	369,500	2,439
TCF Financial Corp.	232,100	2,581
Texas Capital Bancshares, Inc.*	52,300	2,407
Umpqua Holdings Corp.	167,400	2,116
		16,436
Commercial Services & Supplies (4.0%)
Avery Dennison Corp.	102,236	3,193
Covanta Holding Corp.	163,900	2,803
		5,996
Communications Equipment (6.6%)
Arris Group, Inc.*	202,269	2,757
Brocade Communications Systems, Inc.*	518,459	3,007
Ciena Corp.*	91,383	1,249
Infinera Corp.*	281,400	1,598

Sierra Wireless, Inc.*	150,074	1,303
		9,914
Construction & Engineering (1.9%)
KBR, Inc.	107,200	2,904

Containers & Packaging (3.6%)
Crown Holdings, Inc.*	88,000	3,190
Sealed Air Corp.	152,258	2,173
		5,363
Electronic Equipment, Instruments & Components (3.9%)
CTS Corp.	119,755	1,180
Dolby Laboratories, Inc. Class A*	56,600	1,878
Itron, Inc.*	48,120	2,086
Mercury Computer Systems, Inc.*	68,260	666
		5,810
Energy Equipment & Services (2.5%)
ION Geophysical Corp.*	261,517	1,708
TETRA Technologies, Inc.*	321,392	2,060
		3,768
Health Care Equipment & Supplies (0.8%)
Symmetry Medical, Inc.*	134,400	1,251

Health Care Providers & Services (0.9%)
Chemed Corp.	21,225	1,402

Health Care Technology (0.5%)
Allscripts Healthcare Solutions, Inc.*	73,900	776

Hotels, Restaurants & Leisure (2.3%)
Scientific Games Corp. Class A*	281,714	2,065
Wendy's Co.	323,000	1,379
		3,444
Independent Power Producers & Energy Traders (2.7%)
GenOn Energy, Inc.*	785,900	1,988
Ormat Technologies, Inc.	106,256	2,018
		4,006
Internet Software & Services (2.2%)
Digital River, Inc.*	162,163	2,702
Keynote Systems, Inc.	46,296	608
		3,310
IT Services (10.7%)
Acxiom Corp.*	165,200	2,818
Convergys Corp.	172,900	2,682
CoreLogic, Inc.*	152,311	3,747
DST Systems, Inc.	49,019	2,494
Lender Processing Services, Inc.	149,100	4,185
		15,926
Life Sciences Tools & Services (4.1%)
Affymetrix, Inc.*	264,600	1,008
Cambrex Corp.*	152,538	1,858
Charles River Laboratories International, Inc.*	88,271	3,206
		6,072
Machinery (6.7%)
ESCO Technologies, Inc.	70,685	2,504
ITT Corp.	83,400	1,660
Manitowoc Co., Inc.	115,700	1,490
Navistar International Corp.*	67,185	1,477
Pall Corp.	39,100	2,170
Twin Disc, Inc.	39,700	735
		10,036
Marine (0.7%)
Danaos Corp.*	269,091	982

Professional Services (0.8%)
FTI Consulting, Inc.*	45,100	1,173

Road & Rail (1.7%)
Ryder System, Inc.	61,704	2,469

Semiconductors & Semiconductor Equipment (4.6%)
Alliance Semiconductor Corp.*	85,470	11
Ceva, Inc.*	54,300	875

See Notes to Schedule of Investments

	Number of Shares	Value† (000's)z
FormFactor, Inc.*	180,900	$921
Freescale Semiconductor Holdings Ltd.*	129,590	1,297
Ikanos Communications, Inc.*	194,466	181
Spansion, Inc. Class A*	133,040	1,521
Ultratech, Inc.*	64,394	2,124
		6,930
Software (7.0%)
Accelrys, Inc.*	180,463	1,388
Cadence Design Systems, Inc.*	187,807	2,479
Comverse Technology, Inc.*	111,358	668
Rovi Corp.*	124,180	1,905
SeaChange International, Inc.*	151,626	1,237
Verint Systems, Inc.*	98,405	2,817
		10,494
Specialty Retail (4.3%)
Chico's FAS, Inc.	84,500	1,600
OfficeMax, Inc.	619,619	3,600
PEP Boys-Manny Moe & Jack	82,500	742
RadioShack Corp.	183,000	445
		6,387

Total Common Stocks (Cost $134,911)		142,551

Short-Term Investments (4.6%)

State Street Institutional Treasury Money Market Fund Institutional Class
(Cost $6,840)	6,840,323	6,840

Total Investments## (99.9%) (Cost $141,751)		149,391

Cash, receivables and other assets, less liabilities (0.1%)		96

Total Net Assets (100.0%)		$149,487

See Notes to Schedule of Investments

Schedule of Investments Large Cap Disciplined Growth Fund

TOP TEN EQUITY HOLDINGS
1	Apple, Inc.	10.1%
2	Microsoft Corp.	3.9%
3	Verizon Communications, Inc.	3.6%
4	Amazon.com, Inc.	3.5%
5	Philip Morris International, Inc.	3.4%
6	Monsanto Co.	3.1%
7	Google, Inc. Class A	3.1%
8	Coca-Cola Co.	3.0%
9	Crown Castle International Corp.	2.5%
10	Range Resources Corp.	2.4%

	Number of Shares	Value† (000's)z
Common Stocks (96.4%)

Aerospace & Defense (3.3%)
Boeing Co.	108,255	$7,729
Precision Castparts Corp.	101,154	16,294
		24,023
Air Freight & Logistics (0.9%)
FedEx Corp.	74,100	6,493

Auto Components (0.9%)
BorgWarner, Inc.*	92,300	6,349

Beverages (6.1%)
Anheuser-Busch InBev NV ADR	88,964	7,489
Coca-Cola Co.	584,725	21,869
PepsiCo, Inc.	196,518	14,234
		43,592
Biotechnology (2.9%)
Biogen Idec, Inc.*	71,361	10,461
Vertex Pharmaceuticals, Inc.*	190,391	10,153
		20,614
Chemicals (4.2%)
Monsanto Co.	260,235	22,669
Sherwin-Williams Co.	52,252	7,476
		30,145
Communications Equipment (2.3%)
QUALCOMM, Inc.	272,630	16,756

Computers & Peripherals (12.8%)
Apple, Inc.	109,177	72,629
EMC Corp.*	516,791	13,586
SanDisk Corp.*	141,359	5,827
		92,042
Diversified Telecommunication Services (3.6%)
Verizon Communications, Inc.	604,990	25,978

Energy Equipment & Services (2.0%)
Schlumberger Ltd.	199,270	14,423

Food Products (2.0%)
Kraft Foods, Inc. Class A	352,871	14,655

Health Care Equipment & Supplies (1.6%)
Covidien PLC	201,932	11,318

Health Care Providers & Services (2.1%)
Express Scripts Holding Co.*	154,873	9,698
UnitedHealth Group, Inc.	99,155	5,384
		15,082
Health Care Technology (1.1%)
Cerner Corp.*	112,993	8,264

Hotels, Restaurants & Leisure (3.7%)
Las Vegas Sands Corp.	160,701	6,812
Starbucks Corp.	223,364	11,081
Starwood Hotels & Resorts Worldwide, Inc.	162,311	8,949
		26,842
Household Products (1.1%)
Procter & Gamble Co.	117,264	7,879

Industrial Conglomerates (1.5%)
Danaher Corp.	195,674	10,482

Insurance (1.0%)
American International Group, Inc.*	212,641	7,300

Internet & Catalog Retail (3.5%)
Amazon.com, Inc.*	102,894	25,541

Internet Software & Services (5.4%)
Facebook, Inc. Class A*	89,042	1,610
Google, Inc. Class A*	32,247	22,092
Linkedin Corp. Class A*	144,500	15,505
		39,207
IT Services (1.2%)
Teradata Corp.*	109,423	8,358

Life Sciences Tools & Services (1.3%)
Illumina, Inc.*	216,848	9,125

Machinery (1.4%)
Joy Global, Inc.	191,131	10,203

Media (1.0%)
Discovery Communications, Inc. Class A*	133,024	7,295

Multiline Retail (1.9%)
Family Dollar Stores, Inc.	210,175	13,376

Oil, Gas & Consumable Fuels (3.9%)
Kinder Morgan, Inc.	291,467	10,426
Range Resources Corp.	267,853	17,461
		27,887
Pharmaceuticals (3.1%)
Bristol-Myers Squibb Co.	342,459	11,304
Pfizer, Inc.	457,452	10,915
		22,219
Road & Rail (1.8%)
Union Pacific Corp.	106,035	12,877

Semiconductors & Semiconductor Equipment (2.2%)
ASML Holding NV ADR	282,613	16,044

Software (6.2%)
Citrix Systems, Inc.*	110,267	8,567
Microsoft Corp.	915,462	28,214
Oracle Corp.	250,496	7,928
		44,709
Specialty Retail (1.3%)
O'Reilly Automotive, Inc.*	114,629	9,738
Textiles, Apparel & Luxury Goods (3.2%)
NIKE, Inc. Class B	82,356	8,018
Under Armour, Inc. Class A*	126,832	7,383
V.F. Corp.	52,109	7,956
		23,357
Tobacco (3.4%)
Philip Morris International, Inc.	271,137	24,213

Wireless Telecommunication Services (2.5%)
Crown Castle International Corp.*	282,003	17,896

Total Common Stocks (Cost $603,961)		694,282

Short-Term Investments (3.0%)
State Street Institutional Liquid Reserves Fund Institutional Class (Cost $21,285)	21,285,245	21,285

Total Investments## (99.4%) (Cost $625,246)		715,567

Cash, receivables and other assets, less liabilities (0.6%)		4,629

Total Net Assets (100.0%)		$720,196

See Notes to Schedule of Investments

Schedule of Investments Large Cap Value Fund

TOP TEN EQUITY HOLDINGS
1	Exxon Mobil Corp.	5.3%
2	J.P. Morgan Chase & Co.	3.8%
3	Wells Fargo & Co.	3.6%
4	Goldman Sachs Group, Inc.	3.4%
5	Citigroup, Inc.	3.3%
6	Range Resources Corp.	3.1%
7	General Electric Co.	3.0%
8	American International Group, Inc.	2.9%
9	Johnson & Johnson	2.4%
10	Freeport-McMoRan Copper & Gold, Inc.	2.1%

	Number of Shares	Value† (000's)z
Common Stocks (99.8%)

Aerospace & Defense (0.7%)
Boeing Co.	146,212	$10,439

Air Freight & Logistics (1.2%)
FedEx Corp.	221,737	19,431

Airlines (0.9%)
Southwest Airlines Co.	1,570,744	14,042

Automobiles (0.9%)
Ford Motor Co.	1,527,479	14,267

Beverages (1.3%)
Dr Pepper Snapple Group, Inc.	199,870	8,956
PepsiCo, Inc.	156,552	11,339
		20,295
Capital Markets (7.8%)
Bank of New York Mellon Corp.	1,035,000	23,329
Charles Schwab Corp.	1,229,840	16,591
Goldman Sachs Group, Inc.	507,685	53,672
Invesco Ltd.	623,422	14,763
Legg Mason, Inc.	285,498	7,017
Morgan Stanley	581,977	8,730
		124,102
Chemicals (3.7%)
LyondellBasell Industries NV Class A	486,441	23,758
Monsanto Co.	281,980	24,563
Potash Corp. of Saskatchewan, Inc.	177,987	7,310
WR Grace & Co.*	66,223	3,825
		59,456
Commercial Banks (6.5%)
Regions Financial Corp.	2,060,975	14,344
SunTrust Banks, Inc.	252,875	6,365
U.S. Bancorp	563,369	18,822
Wells Fargo & Co.	1,669,484	56,813
Zions Bancorp	407,501	7,844
		104,188
Communications Equipment (1.5%)
Cisco Systems, Inc.	1,278,879	24,401

Computers & Peripherals (1.1%)
Hewlett-Packard Co.	533,707	9,009
SanDisk Corp.*	213,218	8,789
		17,798
Consumer Finance (0.4%)
Discover Financial Services	172,544	6,683

Diversified Financial Services (8.9%)
Bank of America Corp.	2,457,073	19,632
Citigroup, Inc.	1,769,490	52,571
J.P. Morgan Chase & Co.	1,619,216	60,138
Moody's Corp.	220,833	8,745
		141,086
Diversified Telecommunication Services (1.1%)
AT&T, Inc.	470,528	17,240

Electric Utilities (0.8%)
FirstEnergy Corp.	181,723	7,941
PPL Corp.	135,238	3,967
		11,908
Energy Equipment & Services (4.6%)
Baker Hughes, Inc.	175,009	7,981
Diamond Offshore Drilling, Inc.	309,655	20,753
McDermott International, Inc.*	650,527	7,247
Rowan Cos. PLC Class A*	155,978	5,487
Schlumberger Ltd.	437,624	31,675
		73,143
Food Products (0.5%)
Archer-Daniels- Midland Co.	287,726	7,697

Health Care Equipment & Supplies (1.4%)
Boston Scientific Corp.*	2,487,774	13,434
Zimmer Holdings, Inc.	134,797	8,328
		21,762
Health Care Providers & Services (2.8%)
Aetna, Inc.	403,487	15,498
Cardinal Health, Inc.	366,637	14,501
Coventry Health Care, Inc.	351,435	14,630
		44,629
Hotels, Restaurants & Leisure (1.8%)
Carnival Corp.	819,929	28,435

Household Products (0.6%)
Colgate-Palmolive Co.	86,885	9,237

Industrial Conglomerates (3.0%)
General Electric Co.	2,337,175	48,403

Insurance (7.1%)
AFLAC, Inc.	188,681	8,713
American International Group, Inc.*	1,327,567	45,575
Berkshire Hathaway, Inc. Class B*	189,956	16,021
Lincoln National Corp.	972,224	22,575
MetLife, Inc.	133,388	4,553
Reinsurance Group of America, Inc.	261,036	15,333
		112,770
Machinery (6.1%)
Caterpillar, Inc.	294,844	25,159
Cummins, Inc.	212,244	20,611
Deere & Co.	130,567	9,807
Dover Corp.	314,578	18,186
Joy Global, Inc.	443,803	23,690
		97,453
Media (2.4%)
Comcast Corp. Class A	468,705	15,716
Gannett Co., Inc.	320,954	4,898
News Corp. Class B	369,091	8,692
Walt Disney Co.	191,314	9,464
		38,770
See Notes to Schedule of Investments

	Number of Shares	Value† (000's)z
Metals & Mining (6.5%)
BHP Billiton Ltd. ADR	360,093	$23,694
Freeport-McMoRan Copper & Gold, Inc.	930,535	33,602
Newmont Mining Corp.	539,434	27,339
Nucor Corp.	199,878	7,525
United States Steel Corp.	487,981	9,491
Walter Energy, Inc.	61,992	2,027
		103,678
Multiline Retail (2.2%)
J.C. Penney Co., Inc.	445,734	11,624
Target Corp.	376,046	24,101
		35,725
Oil, Gas & Consumable Fuels (13.8%)
Anadarko Petroleum Corp.	213,366	14,780
Cabot Oil & Gas Corp.	187,198	7,752
Chevron Corp.	286,459	32,129
CONSOL Energy, Inc.	362,785	10,956
Devon Energy Corp.	271,023	15,673
Exxon Mobil Corp.	963,985	84,156
Murphy Oil Corp.	112,537	5,777
Range Resources Corp.	749,592	48,866
		220,089
Pharmaceuticals (5.2%)
Johnson & Johnson	577,055	38,911
Merck & Co., Inc.	287,422	12,374
Pfizer, Inc.	1,326,466	31,649
		82,934
Road & Rail (1.0%)
CSX Corp.	695,890	15,630
Heartland Express, Inc.	60,082	782
		16,412
Semiconductors & Semiconductor Equipment (1.2%)
Analog Devices, Inc.	5,446	216
Intel Corp.	733,860	18,222
		18,438
Software (1.7%)
Microsoft Corp.	741,816	22,863
Oracle Corp.	114,477	3,623
		26,486
Specialty Retail (0.8%)
Urban Outfitters, Inc.*	339,001	12,726
Wireless Telecommunication Services (0.3%)
Sprint Nextel Corp.*	1,120,070	5,432

Total Common Stocks (Cost $1,490,331)		1,589,555

Short-Term Investments (1.1%)
State Street Institutional Liquid Reserves Fund Institutional Class (Cost $16,770)	16,770,157	16,770

Total Investments## (100.9%) (Cost $1,507,101)		1,606,325

Liabilities, less cash, receivables and other assets [(0.9%)]		(13,911)

Total Net Assets (100.0%)		$1,592,414

See Notes to Schedule of Investments

Schedule of Investments Mid Cap Growth Fund

TOP TEN EQUITY HOLDINGS
1	Ross Stores, Inc.	2.3%
2	Alexion Pharmaceuticals, Inc.	2.2%
3	SBA Communications Corp. Class A	2.0%
4	Stericycle, Inc.	1.9%
5	Dollar Tree, Inc.	1.9%
6	Fastenal Co.	1.7%
7	Catamaran Corp.	1.7%
8	Trimble Navigation Ltd.	1.6%
9	Roper Industries, Inc.	1.6%
10	Cerner Corp.	1.5%

	Number of Shares	Value† (000's)z
Common Stocks (96.3%)

Aerospace & Defense (2.8%)
BE Aerospace, Inc.*	139,900	$5,632
HEICO Corp.	168,500	5,871
Precision Castparts Corp.	40,300	6,491
		17,994
Auto Components (0.4%)
BorgWarner, Inc.*	42,400	2,916

Beverages (0.7%)
Beam, Inc.	77,500	4,523

Biotechnology (3.5%)
Alexion Pharmaceuticals, Inc.*	130,000	13,937
Cepheid, Inc.*	114,900	4,337
Cubist Pharmaceuticals, Inc.*	94,500	4,366
		22,640
Building Products (0.8%)
Fortune Brands Home & Security, Inc.*	195,000	4,973

Capital Markets (2.2%)
Affiliated Managers Group, Inc.*	75,600	8,892
Raymond James Financial, Inc.	145,000	5,104
		13,996
Chemicals (3.1%)
Airgas, Inc.	118,200	9,819
Ashland, Inc.	91,400	6,730
Sigma-Aldrich Corp.	47,000	3,338
		19,887
Commercial Services & Supplies (1.9%)
Stericycle, Inc.*	131,200	12,007

Communications Equipment (0.8%)
F5 Networks, Inc.*	51,100	4,982

Diversified Financial Services (1.1%)
Intercontinental Exchange, Inc.*	53,106	7,260

Diversified Telecommunication Services (0.5%)
tw telecom, Inc.*	127,800	3,214

Electrical Equipment (4.0%)
AMETEK, Inc.	274,200	9,408
Roper Industries, Inc.	102,100	10,495
Sensata Technologies Holding NV*	198,600	5,964
		25,867
Electronic Equipment, Instruments & Components (2.1%)
National Instruments Corp.	105,000	2,705
Trimble Navigation Ltd.*	214,500	10,521
		13,226
Energy Equipment & Services (3.6%)
Cameron International Corp.*	70,000	3,830
Core Laboratories NV	52,100	6,366
Oceaneering International, Inc.	63,300	3,389
Oil States International, Inc.*	118,000	9,232
		22,817
Food & Staples Retailing (1.7%)
PriceSmart, Inc.	60,000	4,388
Whole Foods Market, Inc.	67,400	6,521
		10,909
Food Products (1.0%)
Mead Johnson Nutrition Co.	88,300	6,475

Health Care Equipment & Supplies (2.9%)
Edwards Lifesciences Corp.*	52,100	5,320
Intuitive Surgical, Inc.*	11,800	5,803
Masimo Corp.*	118,800	2,623
Volcano Corp.*	171,100	4,839
		18,585
Health Care Providers & Services (3.5%)
Catamaran Corp.*	125,000	10,894
DaVita, Inc.*	62,300	6,060
HMS Holdings Corp.*	158,800	5,472
		22,426
Health Care Technology (1.5%)
Cerner Corp.*	134,300	9,823

Hotels, Restaurants & Leisure (1.1%)
Chipotle Mexican Grill, Inc.*	9,200	2,655
Starwood Hotels & Resorts Worldwide, Inc.	83,200	4,587
		7,242
Household Products (1.1%)
Church & Dwight Co., Inc.	129,200	7,072

Internet Software & Services (2.6%)
Liquidity Services, Inc.*	140,000	7,335
Rackspace Hosting, Inc.*	155,700	9,339
		16,674
IT Services (3.8%)
Alliance Data Systems Corp.*	53,600	7,378
Cognizant Technology Solutions Corp. Class A*	99,100	6,370
Teradata Corp.*	43,500	3,322
VeriFone Systems, Inc.*	205,000	7,122
		24,192
Life Sciences Tools & Services (1.0%)
Illumina, Inc.*	145,500	6,123

Machinery (2.8%)
Cummins, Inc.	31,100	3,020
Donaldson Co., Inc.	208,300	7,351
Pall Corp.	137,400	7,627
		17,998
Media (1.6%)
AMC Networks, Inc. Class A*	143,000	5,626
Discovery Communications, Inc. Class A*	80,800	4,431
		10,057

See Notes to Schedule of Investments

	Number of Shares	Value† (000's)z
Multiline Retail (1.9%)
Dollar Tree, Inc.*	249,200	$12,004

Oil, Gas & Consumable Fuels (3.0%)
Cabot Oil & Gas Corp.	199,100	8,245
Concho Resources, Inc.*	72,500	6,506
Denbury Resources, Inc.*	297,500	4,608
		19,359
Pharmaceuticals (2.0%)
Perrigo Co.	70,500	7,753
Salix Pharmaceuticals Ltd.*	112,900	4,963
		12,716
Professional Services (2.0%)
Advisory Board Co.*	105,000	4,655
Verisk Analytics, Inc. Class A*	166,500	8,078
		12,733
Real Estate Management & Development (1.1%)
Jones Lang LaSalle, Inc.	101,600	7,328

Road & Rail (2.6%)
Canadian Pacific Railway Ltd.	44,400	3,672
J.B. Hunt Transport Services, Inc.	145,000	7,604
Kansas City Southern	67,900	5,251
		16,527
Semiconductors & Semiconductor Equipment (3.9%)
Altera Corp.	160,300	5,984
Avago Technologies Ltd.	252,800	9,245
Cavium, Inc.*	175,000	5,652
Microchip Technology, Inc.	111,100	3,861
		24,742
Software (9.1%)
ANSYS, Inc.*	125,100	8,719
Aspen Technology, Inc.*	150,000	3,657
Check Point Software Technologies Ltd.*	105,200	4,849
Citrix Systems, Inc.*	88,900	6,907
Concur Technologies, Inc.*	47,500	3,439
Informatica Corp.*	123,600	4,029

MICROS Systems, Inc.*	129,700	6,571
QLIK Technologies, Inc.*	201,200	4,255
Red Hat, Inc.*	118,000	6,613
Salesforce.com, Inc.*	39,800	5,778
Ultimate Software Group, Inc.*	37,500	3,720
		58,537
Specialty Retail (9.7%)
Bed Bath & Beyond, Inc.*	104,200	6,999
Cabela's, Inc.*	55,000	2,641
Dick's Sporting Goods, Inc.	154,700	7,698
DSW, Inc. Class A	112,300	7,246
O'Reilly Automotive, Inc.*	103,700	8,809
Ross Stores, Inc.	209,400	14,488
Tractor Supply Co.	84,300	8,049
Urban Outfitters, Inc.*	160,000	6,006
		61,936
Textiles, Apparel & Luxury Goods (2.8%)
Coach, Inc.	60,000	3,488
PVH Corp.	78,100	7,334
Vera Bradley, Inc.*	140,000	2,972
Warnaco Group, Inc.*	78,100	4,016
		17,810
Thrifts & Mortgage Finance (0.2%)
Ocwen Financial Corp.*	62,500	1,608

Trading Companies & Distributors (2.6%)
Fastenal Co.	254,800	10,979
MSC Industrial Direct Co., Inc. Class A	80,200	5,558
		16,537
Wireless Telecommunication Services (3.3%)
Crown Castle International Corp.*	134,300	8,523
SBA Communications Corp. Class A*	215,500	12,882
		21,405
Total Common Stocks (Cost $439,403)		617,120

Short-Term Investments (4.3%)
State Street Institutional Liquid Reserves Fund Institutional Class (Cost $27,449)	27,448,667	27,449

Total Investments## (100.6%) (Cost $466,852)		644,569

Liabilities, less cash, receivables and other assets [(0.6%)]		(3,789)

Total Net Assets (100.0%)		$640,780

See Notes to Schedule of Investments

Schedule of Investments Mid Cap Intrinsic Value Fund

TOP TEN EQUITY HOLDINGS
1	Constellation Brands, Inc. Class A	3.4%
2	Safeway, Inc.	3.0%
3	Zimmer Holdings, Inc.	2.8%
4	Virgin Media, Inc.	2.7%
5	Tyco International Ltd.	2.6%
6	Corrections Corporation of America	2.5%
7	Avery Dennison Corp.	2.4%
8	General Dynamics Corp.	2.4%
9	Southwestern Energy Co.	2.4%
10	Western Union Co.	2.3%

	Number of Shares	Value† (000's)z
Common Stocks (97.0%)

Aerospace & Defense (4.3%)
General Dynamics Corp.	26,400	$1,729
Rockwell Collins, Inc.	29,600	1,447
		3,176
Auto Components (1.0%)
Lear Corp.	18,500	718

Beverages (3.4%)
Constellation Brands, Inc. Class A*	75,900	2,500

Capital Markets (2.0%)
State Street Corp.	34,700	1,444

Commercial Banks (5.6%)
BankUnited, Inc.	33,500	846
BB&T Corp.	30,400	959
Comerica, Inc.	30,800	946
Huntington Bancshares, Inc.	199,100	1,314
		4,065
Commercial Services & Supplies (10.5%)
Avery Dennison Corp.	57,100	1,783
Brink's Co.	54,900	1,222
Corrections Corporation of America	53,900	1,795
Covanta Holding Corp.	80,300	1,373
Republic Services, Inc.	53,400	1,477
		7,650
Communications Equipment (2.1%)
Motorola Solutions, Inc.	31,700	1,511

Construction & Engineering (2.1%)
KBR, Inc.	57,800	1,566

Electric Utilities (2.0%)
NV Energy, Inc.	82,200	1,442

Electronic Equipment, Instruments & Components (2.4%)
Dolby Laboratories, Inc. Class A*	18,200	604
Flextronics International Ltd.*	169,400	1,140
		1,744
Energy Equipment & Services (1.8%)
Cameron International Corp.*	23,500	1,286

Food & Staples Retailing (5.3%)
CVS Caremark Corp.	37,100	1,690
Safeway, Inc.	140,200	2,194
		3,884
Health Care Equipment & Supplies (5.0%)
Covidien PLC	28,700	1,609
Zimmer Holdings, Inc.	32,900	2,032
		3,641
Health Care Providers & Services (5.1%)
Cardinal Health, Inc.	37,400	1,479
Humana, Inc.	16,400	1,149
Omnicare, Inc.	34,600	1,121
		3,749
Hotels, Restaurants & Leisure (1.2%)
Wyndham Worldwide Corp.	16,400	855

Industrial Conglomerates (2.6%)
Tyco International Ltd.	33,900	1,911

Insurance (1.7%)
Willis Group Holdings PLC	33,400	1,246

IT Services (6.3%)
Amdocs Ltd.*	46,200	1,489
Fidelity National Information Services, Inc.	44,400	1,399
Western Union Co.	96,500	1,699
		4,587
Machinery (4.2%)
Ingersoll-Rand PLC	22,800	1,066
ITT Corp.	62,400	1,242
Navistar International Corp.*	35,400	778
		3,086
Media (4.9%)
Cablevision Systems Corp. Class A	108,200	1,618
Virgin Media, Inc.	72,000	1,985
		3,603
Multi-Utilities (3.9%)
CenterPoint Energy, Inc.	69,800	1,423
Sempra Energy	21,300	1,410
		2,833
Multiline Retail (2.1%)
Kohl's Corp.	29,400	1,535

Oil, Gas & Consumable Fuels (3.6%)
Southwestern Energy Co.*	55,300	1,722
Sunoco, Inc.	19,900	939
		2,661
Pharmaceuticals (2.2%)
Hospira, Inc.*	47,000	1,578

Real Estate Investment Trusts (1.3%)
Starwood Property Trust, Inc.	38,900	916

Software (3.9%)
BMC Software, Inc.*	29,300	1,213
Symantec Corp.*	93,900	1,674
		2,887
Specialty Retail (4.1%)
Best Buy Co., Inc.	87,900	1,559
Staples, Inc.	130,100	1,421
		2,980
Textiles, Apparel & Luxury Goods (0.6%)
Coach, Inc.	7,600	442

Thrifts & Mortgage Finance (1.8%)
People's United Financial, Inc.	112,800	1,350

Total Common Stocks (Cost $65,929)		70,846

See Notes to Schedule of Investments

	Number of Shares	Value† (000's)z
Short-Term Investments (3.0%)
State Street Institutional Liquid Reserves Fund Institutional Class (Cost $2,213)	2,213,122	$2,213

Total Investments## (100.0%) (Cost $68,142)		73,059

Cash, receivables and other assets, less liabilities (0.0%)		28

Total Net Assets (100.0%)		$73,087

See Notes to Schedule of Investments

Schedule of Investments Multi-Cap Opportunities Fund

TOP TEN EQUITY HOLDINGS
1	Boeing Co.	3.7%
2	Activision Blizzard, Inc.	3.6%
3	ConAgra Foods, Inc.	3.6%
4	J.P. Morgan Chase & Co.	3.6%
5	CSX Corp.	3.5%
6	Kraft Foods, Inc. Class A	3.5%
7	HCA Holdings, Inc.	3.5%
8	Cenovus Energy, Inc.	3.5%
9	Hanesbrands, Inc.	3.5%
10	Bed Bath & Beyond, Inc.	3.4%

	Number of Shares	Value† (000's)z
Common Stocks (97.0%)

Aerospace & Defense (7.0%)
Boeing Co.	240,000	$17,136
Raytheon Co.	275,000	15,543
		32,679
Chemicals (4.7%)
Ecolab, Inc.	60,000	3,842
Methanex Corp.	320,000	9,539
Scotts Miracle-Gro Co. Class A	205,000	8,538
		21,919
Commercial Banks (0.4%)
Boston Private Financial Holdings, Inc.	215,000	2,040

Commercial Services & Supplies (2.7%)
Covanta Holding Corp.	740,000	12,654

Communications Equipment (0.2%)
MRV Communications, Inc.	1,600,000	864

Containers & Packaging (2.2%)
Sealed Air Corp.	725,000	10,346

Diversified Financial Services (3.6%)
J.P. Morgan Chase & Co.	450,000	16,713

Electrical Equipment (4.0%)
ABB Ltd. ADR*	675,000	11,691
Rockwell Automation, Inc.	100,000	7,206
		18,897
Energy Equipment & Services (4.8%)
McDermott International, Inc.*	700,000	7,798
Schlumberger Ltd.	205,000	14,838
		22,636
Food Products (7.1%)
ConAgra Foods, Inc.	670,000	16,824
Kraft Foods, Inc. Class A	400,000	16,612
		33,436
Gas Utilities (2.5%)
National Fuel Gas Co.	230,000	11,477

Health Care Equipment & Supplies (2.1%)
Hill-Rom Holdings, Inc.	350,000	9,706

Health Care Providers & Services (6.0%)
HCA Holdings, Inc.	575,000	16,416
Henry Schein, Inc.*	150,000	11,522
		27,938
Hotels, Restaurants & Leisure (1.9%)
Darden Restaurants, Inc.	175,000	9,091

Household Products (3.0%)
Procter & Gamble Co.	210,000	14,110

Industrial Conglomerates (3.0%)
3M Co.	150,000	13,890

Internet Software & Services (1.2%)
eBay, Inc.*	120,000	5,696

Leisure Equipment & Products (3.3%)
Mattel, Inc.	440,000	15,462

Life Sciences Tools & Services (1.0%)
Thermo Fisher Scientific, Inc.	80,000	4,588

Media (4.8%)
News Corp. Class A	360,000	8,420
Omnicom Group, Inc.	275,000	14,127
		22,547
Office Electronics (1.2%)
Xerox Corp.	750,000	5,528

Oil, Gas & Consumable Fuels (6.4%)
Cenovus Energy, Inc.	500,000	16,350
Range Resources Corp.	210,000	13,690
		30,040
Pharmaceuticals (3.4%)
Pfizer, Inc.	670,000	15,986

Professional Services (3.8%)
Barrett Business Services, Inc.	75,000	1,900
Nielsen Holdings NV*	570,000	15,983
		17,883
Road & Rail (3.5%)
CSX Corp.	740,000	16,620

Software (3.6%)
Activision Blizzard, Inc.	1,450,000	17,052

Specialty Retail (3.4%)
Bed Bath & Beyond, Inc.*	240,000	16,121

Textiles, Apparel & Luxury Goods (6.2%)
Carter's, Inc.*	30,000	1,671
Deckers Outdoor Corp.*	225,000	11,142
Hanesbrands, Inc.*	500,000	16,215
		29,028
Total Common Stocks (Cost $429,757)		454,947

Short-Term Investments (4.0%)
State Street Institutional Liquid Reserves Fund Institutional Class (Cost $18,565)	18,565,410	18,565

Total Investments## (101.0%) (Cost $448,322)		473,512

Liabilities, less cash, receivables and other assets [(1.0%)]		(4,847)

Total Net Assets (100.0%)		$468,665

See Notes to Schedule of Investments

Schedule of Investments Real Estate Fund

TOP TEN EQUITY HOLDINGS
1	Simon Property Group, Inc.	9.9%
2	American Tower Corp.	5.8%
3	Boston Properties, Inc.	5.5%
4	Public Storage	5.4%
5	Ventas, Inc.	4.6%
6	Equity Residential	4.0%
7	Camden Property Trust	3.6%
8	HCP, Inc.	3.5%
9	AvalonBay Communities, Inc.	3.3%
10	SL Green Realty Corp.	3.0%

	Number of Shares	Value† (000's)z
Common Stocks (97.6%)

Apartments (17.5%)
American Campus Communities, Inc.	276,300	$12,881
AvalonBay Communities, Inc.	146,632	20,751
BRE Properties, Inc.	101,800	5,082
Camden Property Trust	320,900	22,280
Equity Residential	406,650	24,562
Essex Property Trust, Inc.	79,800	12,128
UDR, Inc.	447,100	11,289
		108,973
Diversified (7.7%)
American Assets Trust, Inc.	311,499	8,492
Digital Realty Trust, Inc.	234,970	17,508
DuPont Fabros Technology, Inc.	336,684	9,279
Vornado Realty Trust	153,523	12,461
		47,740
Health Care (12.7%)
HCP, Inc.	473,100	21,696
Health Care REIT, Inc.	282,640	16,517
OMEGA Healthcare Investors, Inc.	488,500	11,734
Ventas, Inc.	438,930	28,746
		78,693
Industrial (4.1%)
EastGroup Properties, Inc.	191,000	10,238
Prologis, Inc.	450,758	15,402
		25,640
Infrastructure (5.8%)
American Tower Corp.	512,871	36,106

Lodging/Resorts (3.0%)
Host Hotels & Resorts, Inc.	771,743	11,808
Strategic Hotels & Resorts, Inc.*	1,148,500	7,006
		18,814
Mixed (1.0%)
PS Business Parks, Inc.	94,600	6,449

Office (10.1%)
Boston Properties, Inc.	303,800	34,065
Kilroy Realty Corp.	181,712	8,579
Mission West Properties, Inc.	200,880	1,812
SL Green Realty Corp.	227,600	18,344
		62,800
Real Estate Management & Development (2.4%)
Brookfield Asset Management, Inc. Class A	180,877	6,246
Brookfield Office Properties, Inc.	512,915	8,586
		14,832
Regional Malls (16.5%)
General Growth Properties, Inc.,	388,900	8,003
Glimcher Realty Trust	872,400	9,143
Macerich Co.	255,800	15,238
Simon Property Group, Inc.	387,548	61,504
Taubman Centers, Inc.	110,760	8,863
		102,751
Self Storage (6.4%)
Public Storage	229,300	33,377
Sovran Self Storage, Inc.	105,700	6,009
		39,386
Shopping Centers (6.0%)
Federal Realty Investment Trust	144,700	15,615
Tanger Factory Outlet Centers, Inc.	364,500	12,229
Urstadt Biddle Properties, Inc. Class A	483,700	9,432
		37,276
Timber (4.4%)
Rayonier, Inc.	336,900	16,505
Weyerhaeuser Co.	429,998	10,711
		27,216
Total Common Stocks (Cost $507,493)		606,676

Short-Term Investments (2.1%)
State Street Institutional Liquid Reserves Fund Institutional Class (Cost $12,808)	12,808,107	12,808

Total Investments## (99.7%) (Cost $520,301)		619,484

Cash, receivables and other assets, less liabilities (0.3%)		1,881

Total Net Assets (100.0%)		$621,365

See Notes to Schedule of Investments

Schedule of Investments Select Equities Fund

TOP TEN EQUITY HOLDINGS
1	American Tower Corp.	6.8%
2	Google, Inc. Class A	6.6%
3	Union Pacific Corp.	5.9%
4	Tyco International Ltd.	5.3%
5	BorgWarner, Inc.	5.3%
6	Nielsen Holdings NV	5.0%
7	Praxair, Inc.	4.7%
8	Visa, Inc. Class A	4.6%
9	Capital One Financial Corp.	4.4%
10	Discovery Communications, Inc. Class C	4.4%

	Number of Shares	Value† (000's)z
Common Stocks (90.5%)

Aerospace & Defense (3.4%)
Boeing Co.	32,433	$2,316

Air Freight & Logistics (2.9%)
United Parcel Service, Inc. Class B	26,706	1,971

Auto Components (5.3%)
BorgWarner, Inc.*	52,212	3,591

Capital Markets (3.7%)
BlackRock, Inc.	14,312	2,524

Chemicals (4.2%)
Celanese Corp. Class A	44,436	1,700
Monsanto Co.	13,219	1,152
		2,852
Consumer Finance (4.4%)
Capital One Financial Corp.	53,268	3,011

Hotels, Restaurants & Leisure (2.0%)
McDonald's Corp.	15,231	1,363

Industrial Conglomerates (5.3%)
Tyco International Ltd.	64,001	3,609

Industrial Gases (4.7%)
Praxair, Inc.	29,861	3,150

Insurance (3.6%)
American International Group, Inc.*	71,170	2,443

Internet Software & Services (10.9%)
eBay, Inc.*	61,697	2,929
Google, Inc. Class A*	6,500	4,453
		7,382
IT Services (4.6%)
Visa, Inc. Class A	24,500	3,142

Machinery (4.1%)
Cummins, Inc.	28,572	2,775

Media (4.4%)
Discovery Communications, Inc. Class C*	57,093	2,958

Oil, Gas & Consumable Fuels (5.9%)
Enbridge Energy Management LLC*	67,507	2,101
Kinder Morgan, Inc.	52,050	1,862
		3,963
Pharmaceuticals (3.4%)
Novartis AG ADR	39,231	2,315

Professional Services (5.0%)
Nielsen Holdings NV*	122,000	3,421

Real Estate Investment Trusts (6.8%)
American Tower Corp.	66,016	4,648

Road & Rail (5.9%)
Union Pacific Corp.	32,801	3,983

Total Common Stocks (Cost $53,134)		61,417

Short-Term Investments (9.4%)
State Street Institutional Treasury Money Market Fund Institutional Class (Cost $6,413)	6,413,453	6,413

Total Investments## (99.9%) (Cost $59,547)		67,830

Cash, receivables and other assets, less liabilities (0.1%)		91

Total Net Assets (100.0%)		$67,921

See Notes to Schedule of Investments

Schedule of Investments Small Cap Growth Fund

TOP TEN EQUITY HOLDINGS
1	Ultimate Software Group, Inc.	2.7%
2	Concur Technologies, Inc.	2.3%
3	Chico's FAS, Inc.	2.0%
4	Cavium, Inc.	1.9%
5	Cyberonics, Inc.	1.8%
6	Ulta Salon Cosmetics & Fragrance, Inc.	1.8%
7	Tractor Supply Co.	1.8%
8	Watsco, Inc.	1.8%
9	Cabela's, Inc.	1.8%
10	Oasis Petroleum, Inc.	1.8%

	Number of Shares	Value† (000's)z
Common Stocks (98.1%)

Air Freight & Logistics (1.6%)
Echo Global Logistics, Inc.*	109,100	$1,932

Biotechnology (2.5%)
Alkermes PLC*	76,000	1,395
Cubist Pharmaceuticals, Inc.*	34,400	1,589
		2,984
Chemicals (2.6%)
American Vanguard Corp.	53,000	1,559
PolyOne Corp.	91,400	1,443
		3,002
Commercial Banks (4.7%)
CVB Financial Corp.	147,300	1,760
Signature Bank NY*	27,800	1,797
Texas Capital Bancshares, Inc.*	41,500	1,910
		5,467
Commercial Services & Supplies (4.9%)
Healthcare Services Group, Inc.	73,200	1,550
InnerWorkings, Inc.*	127,500	1,536
Portfolio Recovery Associates, Inc.*	14,700	1,475
Tetra Tech, Inc.*	44,700	1,160
		5,721
Diversified Consumer Services (1.2%)
Steiner Leisure Ltd.*	30,000	1,402

Electrical Equipment (1.6%)
Regal-Beloit Corp.	27,000	1,838

Electronic Equipment, Instruments & Components (1.0%)
OSI Systems, Inc.*	16,200	1,200

Energy Equipment & Services (2.2%)
Forum Energy Technologies, Inc.*	59,200	1,401
Hornbeck Offshore Services, Inc.*	29,200	1,134
		2,535
Food & Staples Retailing (3.5%)
Fresh Market, Inc.*	18,200	1,050
PriceSmart, Inc.	22,700	1,660
United Natural Foods, Inc.*	24,700	1,420
		4,130
Food Products (1.3%)
Smart Balance, Inc.*	132,000	1,530

Health Care Equipment & Supplies (6.8%)
Abaxis, Inc.*	33,400	1,252
Align Technology, Inc.*	50,500	1,714
Cyberonics, Inc.*	42,700	2,132
ICU Medical, Inc.*	25,400	1,410
NuVasive, Inc.*	69,800	1,471
		7,979
Health Care Providers & Services (7.7%)
Air Methods Corp.*	14,287	1,665
Centene Corp.*	39,100	1,588
IPC The Hospitalist Co., Inc.*	26,400	1,167
MWI Veterinary Supply, Inc.*	12,100	1,220
Team Health Holdings, Inc.*	47,100	1,345
U.S. Physical Therapy, Inc.	77,800	2,020
		9,005
Hotels, Restaurants & Leisure (2.6%)
BJ's Restaurants, Inc.*	36,900	1,515
Orient-Express Hotels Ltd. Class A*	175,353	1,541
		3,056
Internet & Catalog Retail (1.2%)
HSN, Inc.	31,300	1,409

Internet Software & Services (4.0%)
Cornerstone OnDemand, Inc.*	65,900	1,767
CoStar Group, Inc.*	20,900	1,698
Liquidity Services, Inc.*	24,000	1,257
		4,722

IT Services (3.8%)
Cardtronics, Inc.*	46,100	1,302
CoreLogic, Inc.*	58,000	1,427
InterXion Holding NV*	89,400	1,707
		4,436
Machinery (2.7%)
Actuant Corp. Class A	61,100	1,718
Chart Industries, Inc.*	19,900	1,389
		3,107
Media (1.4%)
Lions Gate Entertainment Corp.*	107,000	1,581

Oil, Gas & Consumable Fuels (3.9%)
Carrizo Oil & Gas, Inc.*	46,100	1,164
Kodiak Oil & Gas Corp.*	148,900	1,331
Oasis Petroleum, Inc.*	70,400	2,065
		4,560
Pharmaceuticals (2.7%)
Akorn, Inc.*	142,000	1,965
Jazz Pharmaceuticals PLC*	25,000	1,138
		3,103
Road & Rail (1.4%)
Old Dominion Freight Line, Inc.*	37,914	1,698

Semiconductors & Semiconductor Equipment (3.4%)
Cavium, Inc.*	69,300	2,238
Mellanox Technologies Ltd.*	14,900	1,705
		3,943
Software (13.6%)
Allot Communications Ltd.*	46,500	1,229
Aspen Technology, Inc.*	81,600	1,989

See Notes to Schedule of Investments

	Number of Shares	Value† (000's)z

CommVault Systems, Inc.*	23,800	$1,200
Concur Technologies, Inc.*	36,800	2,664
Guidance Software, Inc.*	112,700	1,182
NetSuite, Inc.*	28,400	1,615
QLIK Technologies, Inc.*	76,200	1,612
Sourcefire, Inc.*	24,600	1,277
Ultimate Software Group, Inc.*	31,600	3,134
		15,902
Specialty Retail (9.6%)
Cabela's, Inc.*	43,200	2,074
Chico's FAS, Inc.	125,800	2,383
Hibbett Sports, Inc.*	24,300	1,410
Tractor Supply Co.	21,900	2,091
Ulta Salon Cosmetics &Fragrance, Inc.	22,300	2,096
Vitamin Shoppe, Inc.*	22,000	1,180
		11,234

Textiles, Apparel & Luxury Goods (4.4%)
Movado Group, Inc.	53,300	1,874
Oxford Industries, Inc.	37,200	2,029
Warnaco Group, Inc.*	25,400	1,306
		5,209

Trading Companies & Distributors (1.8%)
Watsco, Inc.	27,700	2,090

Total Common Stocks (Cost $103,016)		114,775
Short-Term Investments (0.8%)

State Street Institutional Liquid Reserves Fund Institutional Class (Cost $963)	962,542	963

Total Investments## (98.9%) (Cost $103,979)		115,738

Cash, receivables and other assets, less liabilities (1.1%)		1,334

Total Net Assets (100.0%)		$117,072

See Notes to Schedule of Investments

Schedule of Investments Socially Responsive Fund

TOP TEN EQUITY HOLDINGS
1	Danaher Corp.	4.8%
2	Altera Corp.	4.6%
3	Google, Inc. Class A	4.5%
4	Texas Instruments, Inc.	4.1%
`5	Newfield Exploration Co.	3.9%
6	BG Group PLC	3.9%
7	Progressive Corp.	3.8%
8	Unilever NV	3.7%
9	Procter & Gamble Co.	3.5%
10	Scripps Networks Interactive, Inc. Class A	3.4%

	Number of Shares	Value† (000's)z
Common Stocks (97.8%)

Capital Markets (5.7%)
BlackRock, Inc.	182,060	$32,110
Charles Schwab Corp.	2,408,489	32,491
Lazard Ltd. Class A	1,401,700	39,934
		104,535
Chemicals (1.8%)
Ecolab, Inc.	518,344	33,190

Commercial Services & Supplies (1.7%)
Herman Miller, Inc.	1,567,000	30,651

Consumer Finance (2.2%)
American Express Co.	690,050	40,230

Diversified Financial Services (3.2%)
CME Group, Inc.	523,090	28,718
IntercontinentalExchange, Inc.*	227,047	31,037
		59,755
Electronic Equipment, Instruments & Components (2.7%)
National Instruments Corp.	1,943,452	50,063

Food Products (9.6%)
J.M. Smucker Co.	577,035	49,031
McCormick & Co.,Inc.	975,470	59,933
Unilever NV	1,967,940	68,445
		177,409

Health Care Equipment & Supplies (6.3%)
Becton, Dickinson & Co.	744,605	56,575
Covidien PLC	1,052,960	59,019
		115,594
Household Products (3.5%)
Procter & Gamble Co.	964,575	64,810

Industrial Conglomerates (8.0%)
3M Co.	638,009	59,079
Danaher Corp.	1,635,500	87,614
		146,693
Industrial Gases (1.9%)
Praxair, Inc.	324,745	34,261

Insurance (3.8%)
Progressive Corp.	3,557,565	69,479

Internet Software & Services (4.5%)
Google, Inc. Class A*	120,535	82,577

IT Services (1.6%)
MasterCard, Inc. Class A	71,048	30,046

Machinery (2.5%)
Pall Corp.	830,145	46,081

Media (5.4%)
Comcast Corp. Class A Special	1,115,680	36,673
Scripps Networks Interactive, Inc. Class A	1,073,255	63,429
		100,102
Multiline Retail (3.0%)
Target Corp.	862,690	55,290

Oil, Gas & Consumable Fuels (13.1%)
BG Group PLC	3,519,229	71,974
Cimarex Energy Co.	887,504	50,774
Newfield Exploration Co.*	2,211,475	72,160
Noble Energy, Inc.	528,980	46,497
		241,405
Pharmaceuticals (3.2%)
Roche Holding AG	321,271	58,486

Professional Services (0.9%)
ICF International, Inc.*	775,870	17,100

Road & Rail (0.9%)
J.B. Hunt Transport Services, Inc.	325,400	17,064

Semiconductors & Semiconductor Equipment (8.6%)	2,250,881	84,025
Altera Corp. Texas Instruments, Inc.	2,601,550	75,549
		159,574
Specialty Chemicals (0.8%)
Novozymes A/S	505,440	14,018

Specialty Retail (0.9%)
O'Reilly Automotive, Inc.*	204,200	17,347

Trading Companies & Distributors (2.0%)
W.W. Grainger, Inc.	175,415	36,128

Total Common Stocks (Cost $1,559,562)		1,801,888

Short-Term Investments (1.6%)

State Street Institutional Treasury Money Market Fund Institutional Class (Cost $28,735)	28,735,341	28,735

Principal Amount
Certificates of Deposit (0.0%)

Carver Federal Savings, 0.50%, due 9/24/12	$100,000	100

Self Help Credit Union, 0.50%,due 10/29/12	250,000	250

Self Help Credit Union, 0.50%,due 11/16/12	250,000	250

Total Certificates of Deposit# (Cost $600)		600

Total Investments## (99.4%) (Cost $1,588,897)		1,831,223

Cash, receivables and other assets, less liabilities (0.6%)		11,679

Total Net Assets (100.0%)		$1,842,902

See Notes to Schedule of Investments

Schedule of Investments Value Fund

TOP TEN EQUITY HOLDINGS
1	Exxon Mobil Corp.	5.3%
2	J.P. Morgan Chase & Co.	3.6%
3	Wells Fargo & Co.	3.5%
4	Goldman Sachs Group, Inc.	3.4%
5	Citigroup, Inc.	3.1%
6	Range Resources Corp.	3.1%
7	General Electric Co.	3.0%
8	American International Group, Inc.	2.8%
9	Johnson & Johnson	2.4%
10	Freeport-McMoRan Copper & Gold, Inc.	2.1%

	Number of Shares	Value† (000's)z
Common Stocks (97.2%)

Aerospace & Defense (0.6%)
Boeing Co.	391	$28

Air Freight & Logistics (1.2%)
FedEx Corp.	598	52

Airlines (0.8%)
Southwest Airlines Co.	4,061	36

Automobiles (0.8%)
Ford Motor Co.	3,897	36

Beverages (1.3%)
Dr Pepper Snapple Group, Inc.	521	23
PepsiCo, Inc.	419	31
		54
Capital Markets (7.8%)
Bank of New York Mellon Corp.	2,809	63
Charles Schwab Corp.	3,268	44
Goldman Sachs Group, Inc.	1,378	146
Invesco Ltd.	1,692	40
Legg Mason, Inc.	763	19
Morgan Stanley	1,543	23
		335
Chemicals (3.6%)
LyondellBasell Industries NV Class A	1,316	64
Monsanto Co.	721	63
Potash Corp. of Saskatchewan, Inc.	457	19
WR Grace & Co.*	177	10
		156
Commercial Banks (6.4%)
Regions Financial Corp.	5,476	38
SunTrust Banks, Inc.	671	17
U.S. Bancorp	1,524	51
Wells Fargo & Co.	4,425	151
Zions Bancorp	1,065	20
		277
Communications Equipment (1.5%)
Cisco Systems, Inc.	3,282	63

Computers & Peripherals (1.1%)
Hewlett-Packard Co.	1,448	25
SanDisk Corp.*	543	22
		47
Consumer Finance (0.4%)
Discover Financial Services	461	18

Diversified Financial Services (8.3%)

Bank of America Corp.	6,269	50
Citigroup, Inc.	4,514	134
J.P. Morgan Chase &Co.	4,131	154
Moody's Corp.	460	18
		356
Diversified Telecommunication Services (1.1%)
AT&T, Inc.	1,258	46

Electric Utilities (0.7%)
FirstEnergy Corp.	433	19
PPL Corp.	321	9
		28
Energy Equipment & Services (4.5%)
Baker Hughes, Inc.	475	22
Diamond Offshore Drilling, Inc.	826	55
McDermott International, Inc.*	1,765	20
Rowan Cos. PLC*	414	14
Schlumberger Ltd.	1,116	81
		192
Food Products (0.5%)
Archer-Daniels-Midland Co.	737	20

Health Care Equipment &
Supplies (1.3%)
Boston Scientific Corp.*	6,644	36
Zimmer Holdings, Inc.	354	22
		58

Health Care Providers & Services (2.7%)
Aetna, Inc.	1,053	40
Cardinal Health, Inc.	992	39
Coventry Health Care, Inc.	924	39
		118
Hotels, Restaurants & Leisure (1.8%)
Carnival Corp.	2,207	77

Household Products (0.6%)
Colgate-Palmolive Co.	235	25

Industrial Conglomerates (3.0%)
General Electric Co.	6,242	129

Insurance (6.7%)
AFLAC, Inc.	413	19
American International Group, Inc.*	3,539	122
Berkshire Hathaway, Inc. Class B*	515	43
Lincoln National Corp.	2,577	60
MetLife, Inc.	307	10
Reinsurance Group of America, Inc.	612	36
		290
Machinery (6.1%)
Caterpillar, Inc.	800	68
Cummins, Inc.	564	55
Deere & Co.	349	26
Dover Corp.	847	49
Joy Global, Inc.	1,204	64
		262
Media (2.3%)
Comcast Corp.
Class A	1,243	42
Gannett Co., Inc.	862	13
News Corp. Class B	899	21
Walt Disney Co.	457	23
		99
Metals & Mining (6.4%)
BHP Billiton Ltd. ADR	977	64
Freeport-McMoRan Copper & Gold, Inc.	2,531	91
Newmont Mining Corp.	1,392	71
Nucor Corp.	540	20
United States Steel Corp.	1,315	26
Walter Energy, Inc.	164	5
		277

See Notes to Schedule of Investments

	Number of Shares	Value† (000's)z
Multiline Retail (2.1%)
J.C. Penney Co., Inc.	1,191	$31
Target Corp.	959	61
		92
Oil, Gas & Consumable Fuels (13.7%)
Anadarko Petroleum Corp.	567	39
Cabot Oil & Gas Corp.	505	21
Chevron Corp.	766	86
CONSOL Energy, Inc.	984	30
Devon Energy Corp.	710	41
Exxon Mobil Corp.	2,599	227
Murphy Oil Corp.	305	16
Range Resources Corp.	2,028	132
		592
Pharmaceuticals (5.1%)
Johnson & Johnson	1,527	103
Merck & Co., Inc.	743	32
Pfizer, Inc.	3,600	86
		221
Road & Rail (1.0%)
CSX Corp.	1,860	42
Heartland Express, Inc.	137	2
		44
Semiconductors & Semiconductor Equipment (1.1%)
Analog Devices, Inc.	13	1
Intel Corp.	1,927	47
		48
Software (1.6%)
Microsoft Corp.	1,970	61
Oracle Corp.	311	10
		71
Specialty Retail (0.8%)
Urban Outfitters, Inc.*	900	34

Wireless Telecommunication Services (0.3%)
Sprint Nextel Corp.*	2,844	14
Total Common Stocks (Cost $4,053)		4,195

Short-Term Investments (4.2%)

State Street Institutional Treasury Money Market Fund Institutional Class(Cost $181)	181,210	181

Total Investments## (101.4%) (Cost $4,234)		4,376

Liabilities, less cash, receivables and other assets [(1.4%)]		(62)
Total Net Assets (100.0%)		$4,314

See Notes to Schedule of Investments

Notes to Schedule of Investments

†	In accordance with Accounting Standards Codification ("ASC") 820 "Fair Value Measurements and Disclosures" ("ASC 820"), all investments held by each of Neuberger Berman Emerging Markets Equity Fund ("Emerging Markets Equity"), Neuberger Berman Equity Income Fund ("Equity Income"), Neuberger Berman Focus Fund ("Focus"), Neuberger Berman Genesis Fund ("Genesis"), Neuberger Berman Global Equity Fund ("Global Equity"), Neuberger Berman Global Thematic Opportunities Fund ("Global Thematic Opportunities"), Neuberger Berman Guardian Fund ("Guardian"), Neuberger Berman International Fund ("International"), Neuberger Berman International Institutional Fund ("International Institutional"), Neuberger Berman International Large Cap Fund ("International Large Cap"), Neuberger Berman Intrinsic Value Fund ("Intrinsic Value"), Neuberger Berman Large Cap Disciplined Growth Fund ("Large Cap Disciplined Growth"), Neuberger Berman Large Cap Value Fund ("Large Cap Value") (formerly, Neuberger Berman Partners Fund), Neuberger Berman Mid Cap Growth Fund ("Mid Cap Growth"), Neuberger Berman Mid Cap Intrinsic Value Fund ("Mid Cap Intrinsic Value") (formerly, Neuberger Berman Regency Fund), Neuberger Berman Multi-Cap Opportunities Fund ("Multi-Cap Opportunities"), Neuberger Berman Real Estate Fund ("Real Estate"), Neuberger Berman Select Equities Fund ("Select Equities"), Neuberger Berman Small Cap Growth Fund ("Small Cap Growth"), Neuberger Berman Socially Responsive Fund ("Socially Responsive") and Neuberger Berman Value Fund ("Value") (formerly, Neuberger Berman Large Cap Value Fund), (each individually a "Fund," and collectively, the "Funds") are carried at the value that Neuberger Berman Management LLC ("Management") believes a fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment under current market conditions. Various inputs, including the volume and level of activity for the asset or liability in the market, are considered in valuing the Funds' investments, some of which are discussed below. Significant management judgment may be necessary to value investments in accordance with ASC 820.

ASC 820 established a three-tier hierarchy of inputs to create a classification of value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

●	Level 1 – quoted prices in active markets for identical investments
●	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, amortized cost, etc.)
●	Level 3 – significant unobservable inputs (including the Funds' own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing an investment are not necessarily an indication of the risk associated with investing in those securities.

The value of the Funds' investments in equity securities, exchange traded funds and written option contracts, for which market quotations are readily available, is generally determined by Management by obtaining valuations from an independent pricing service based on the latest sale price quoted on a principal exchange or market for that security (Level 1 inputs). Securities traded primarily on the NASDAQ Stock Market are normally valued by a Fund at the NASDAQ Official Closing Price ("NOCP") provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. If there is no reported sale of a security on a particular day, the independent pricing service may value the security based on reported market quotations.

The value of the Funds' investments in convertible bonds is determined by Management primarily by obtaining valuations from independent pricing services based on readily available bid quotations, or if quotations are not available, by methods which include various considerations such as yields or prices of securities of comparable

See Notes to Financial Statements

Notes to Schedule of Investments (cont'd)

quality, coupon, maturity and type; indications as to values from dealers; and general market conditions (generally Level 2 inputs).

Other Level 2 inputs used by an independent pricing service to value convertible bonds generally include underlying stock data, dealer quotes, conversion premiums, listed bond and preferred stock prices and other market information which may include benchmark curves, trade execution data, and sensitivity analysis, when available.

Management has developed a process to periodically review information provided by independent pricing services for all types of securities.

Certificates of Deposit are valued at amortized cost. Investments in State Street Institutional Liquid Reserves Fund Institutional Class, State Street Institutional Treasury Money Market Fund Institutional Class, and State Street Institutional Treasury Plus Fund Institutional Class are valued using the respective fund's daily calculated net asset value per share (Level 2 inputs).

If a valuation is not available from an independent pricing service, or if Management has reason to believe that the valuation received does not represent the amount a Fund might reasonably expect to receive on a current sale in an orderly transaction, the applicable Fund seeks to obtain quotations from principal market makers (generally considered Level 3 inputs). If such quotations are not readily available, the security is valued using methods the Neuberger Berman Equity Funds' Board of Trustees (the "Board") has approved on the belief that they reflect fair value. Numerous factors may be considered when determining the fair value of a security based on Level 2 or 3 inputs, including available analyst, media or other reports, trading in futures or ADRs and whether the issuer of the security being fair valued has other securities outstanding.

The value of the Funds' investments in foreign securities is generally determined using the same valuation methods and inputs as other Fund investments, as discussed above. Foreign security prices expressed in local currency values are translated from the local currency into U.S. dollars using the exchange rates as of 4:00 p.m., Eastern time. The Board has approved the use of Interactive Data Pricing and Reference Data, Inc. ("Interactive") to assist in determining the fair value of foreign equity securities when changes in the value of a certain index suggest that the closing prices on the foreign exchanges may no longer represent the amount that a Fund could expect to receive for those securities or on days when foreign markets are closed and U.S. markets are open. In each of these events, Interactive will provide adjusted prices for certain foreign equity securities using a statistical analysis of historical correlations of multiple factors (Level 2 inputs). In the absence of precise information about the market values of these foreign securities as of the close of the New York Stock Exchange, the Board has determined on the basis of available data that prices adjusted in this way are likely to be closer to the prices a fund could realize on a current sale than are the prices of those securities established at the close of the foreign markets in which the securities primarily trade.

Fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security is next quoted or next trades.

See Notes to Financial Statements

Notes to Schedule of Investments (cont'd)

The following is a summary, categorized by Level, of inputs used to value the Funds' investments as of August 31, 2012:

Asset Valuation Inputs (000's omitted)	Level 1	Level 2	Level 3§§	Total
Emerging Markets Equity
Investments:
Common Stocks§
Brazil	$16,643	$—	$0	$16,643
Chile	1,773	—	—	1,773
China	33,689	—	—	33,689
Colombia	4,952	—	—	4,952
Czech Republic	1,895	—	—	1,895
India	13,164	—	—	13,164
Indonesia	4,160	—	—	4,160
Israel	—	1,671	—	1,671
Korea	16,946	1,451	—	18,397
Malaysia	—	4,607	—	4,607
Mexico	7,798	—	—	7,798
Nigeria	1,752	—	—	1,752
Peru	1,736	—	—	1,736
Philippines	2,344	—	—	2,344
Qatar	—	1,506	—	1,506
Russia	10,784	—	—	10,784
South Africa	8,565	—	—	8,565
Taiwan, Province of China	6,925	—	—	6,925
Thailand	5,205	—	—	5,205
Turkey	4,359	—	—	4,359
United Arab Emirates	1,948	—	—	1,948
United Kingdom	8,919	—	—	8,919
Total Common Stocks	153,557	9,235	0	162,792
Short-Term Investments	—	4,124	—	4,124
Total Investments	153,557	13,359	0	166,916
Equity Income
Investments:
Common Stocks
Aerospace & Defense	10,521	—	—	10,521
Beverages	15,916	—	—	15,916
Capital Markets	33,775	—	—	33,775
Chemicals	—	36,936	—	36,936
Communications Equipment	13,070	—	—	13,070

See Notes to Financial Statements

Notes to Schedule of Investments (cont'd)

(000's omitted)	Level 1	Level 2	Level 3§§	Total
Diversified Financial Services	$7,262	$—	$—	$7,262
Diversified Telecommunication Services	117,251	—	—	117,251
Electric Utilities	180,347	—	—	180,347
Food Products	47,683	—	—	47,683
Gas Utilities	25,318	—	—	25,318
Household Durables	19,570	—	—	19,570
Machinery	2,767	—	—	2,767
Media	37,574	18,346	—	55,920
Metals & Mining	153,007	—	—	153,007
Multi-Utilities	196,739	—	—	196,739
Oil, Gas & Consumable Fuels	193,786	—	—	193,786
Pharmaceuticals	174,434	—	—	174,434
Real Estate Investment Trusts	470,968	—	—	470,968
Semiconductors & Semiconductor Equipment	77,322	—	—	77,322
Thrifts & Mortgage Finance	36,412	—	—	36,412
Tobacco	31,434	—	—	31,434
Transportation Infrastructure	23,574	—	—	23,574
Water Utilities	25,150	—	—	25,150
Wireless Telecommunication Services	123,439	—	—	123,439
Total Common Stocks	2,017,319	55,282	—	2,072,601
Convertible Preferred Stocks	11,355	—	—	11,355
Convertible Bonds	—	357,130	—	357,130
Short-Term Investments	—	122,852	—	122,852
Total Investments	2,028,674	535,264	—	2,563,938
Focus
Investments:
Common Stocks§	555,849	—	—	555,849
Short-Term Investments	—	6,340	—	6,340
Total Investments	555,849	6,340	—	562,189
Genesis
Investments:
Common Stocks
Air Freight & Logistics	58,721	—	—	58,721
Auto Components	56,508	—	—	56,508
Beverages	99,673	—	—	99,673
Building Products	14,382	—	—	14,382
Capital Markets	49,176	—	—	49,176
Chemicals	621,201	—	—	621,201
Commercial Banks	368,049	—	—	368,049
Commercial Services & Supplies	581,398	—	—	581,398

See Notes to Financial Statements

Notes to Schedule of Investments (cont'd)

(000's omitted)	Level 1	Level 2	Level 3§§	Total
Communications Equipment	$74,851	$—	$—	$74,851
Containers & Packaging	370,146	—	—	370,146
Distributors	105,968	—	—	105,968
Diversified Consumer Services	29,911	—	—	29,911
Electrical Equipment	11,949	—	—	11,949
Electronic Equipment, Instruments & Components	162,486	—	—	162,486
Energy Equipment & Services	485,198	—	—	485,198
Food & Staples Retailing	201,794	—	—	201,794
Food Products	243,732	—	—	243,732
Gas Utilities	278,041	—	—	278,041
Health Care Equipment & Supplies	764,257	—	—	764,257
Health Care Providers & Services	558,344	—	—	558,344
Health Care Technology	37,591	—	—	37,591
Hotels, Restaurants & Leisure	157,098	—	—	157,098
Household Durables	29,371	—	—	29,371
Household Products	340,029	—	—	340,029
Industrial Conglomerates	108,857	—	—	108,857
Insurance	376,054	—	—	376,054
IT Services	170,461	—	—	170,461
Leisure Equipment & Products	184,991	—	—	184,991
Life Sciences Tools & Services	137,528	—	—	137,528
Machinery	1,194,683	—	—	1,194,683
Metals & Mining	389,863	—	—	389,863
Office Electronics	102,957	—	—	102,957
Oil, Gas & Consumable Fuels	582,782	—	—	582,782
Paper & Forest Products	24,537	—	—	24,537
Professional Services	60,751	—	—	60,751
Real Estate Management & Development	76,566	—	—	76,566
Road & Rail	18,076	—	—	18,076
Semiconductors & Semiconductor Equipment	137,855	—	—	137,855
Software	637,258	65,450	—	702,708
Specialty Retail	442,083	—	—	442,083
Textiles, Apparel & Luxury Goods	66,349	—	—	66,349
Thrifts & Mortgage Finance	134,544	—	—	134,544
Trading Companies & Distributors	206,183	—	—	206,183
Water Utilities	94,206	—	—	94,206
Total Common Stocks	10,846,458	65,450	—	10,911,908
Exchange Traded Funds	101,168	—	—	101,168
Short-Term Investments	—	552,820	—	552,820
Total Investments	10,947,626	618,270	—	11,565,896

See Notes to Financial Statements

Notes to Schedule of Investments (cont'd)

(000's omitted)	Level 1	Level 2	Level 3§§	Total
Global Equity
Investments:
Common Stocks§	$4,382	$—	$—	$4,382
Short-Term Investments	—	117	—	117
Total Investments	4,382	117	—	4,499
Global Thematic Opportunities
Investments:
Common Stocks§
Australia	501	—	—	501
Brazil	1,276	—	—	1,276
Canada	3,913	—	—	3,913
Chile	863	—	—	863
China	2,684	—	—	2,684
France	947	—	—	947
Hong Kong	2,816	—	—	2,816
India	1,006	—	—	1,006
Indonesia	2,087	—	—	2,087
Israel	—	891	—	891
Japan	2,304	—	—	2,304
Malaysia	—	803	—	803
Netherlands	904	—	—	904
Philippines	778	—	—	778
Poland	418	—	—	418
South Africa	897	—	—	897
Switzerland	2,024	—	—	2,024
Thailand	—	575	—	575
United Kingdom	438	—	—	438
United States	19,056	—	—	19,056
Total Common Stocks	42,912	2,269	—	45,181
Exchange Traded Funds	1,035	—	—	1,035
Short-Term Investments	—	4,233	—	4,233
Total Investments	43,947	6,502	—	50,449
Guardian
Investments:
Common Stocks§	1,103,550	—	—	1,103,550
Short-Term Investments	—	20,365	—	20,365
Total Investments	1,103,550	20,365	—	1,123,915

See Notes to Financial Statements

Notes to Schedule of Investments (cont'd)

(000's omitted)	Level 1	Level 2	Level 3§§	Total
International
Investments:
Common Stocks§
Australia	$4,996	$—	$—	$4,996
Belgium	4,831	—	—	4,831
Brazil	—	—	9	9
Canada	19,720	—	—	19,720
Chile	2,865	—	—	2,865
China	3,555	—	—	3,555
Czech Republic	1,418	—	—	1,418
Denmark	7,100	—	—	7,100
France	18,955	—	—	18,955
Germany	19,544	—	—	19,544
Indonesia	1,230	—	—	1,230
Ireland	1,572	—	—	1,572
Israel	1,176	466	—	1,642
Japan	37,301	—	—	37,301
Korea	7,315	—	—	7,315
Netherlands	13,645	—	—	13,645
Nigeria	1,830	—	—	1,830
Norway	4,788	—	—	4,788
Russia	1,640	—	—	1,640
Singapore	2,573	—	—	2,573
Sweden	7,174	—	—	7,174
Switzerland	27,211	—	—	27,211
Turkey	1,191	—	—	1,191
United Kingdom	49,147	—	—	49,147
Total Common Stocks	240,777	466	9	241,252
Rights§	0	—	—	0
Short-Term Investments	—	8,453	—	8,453
Total Investments	240,777	8,919	9	249,705
International Institutional
Investments:
Common Stocks§
Australia	9,826	—	—	9,826
Belgium	9,525	—	—	9,525
Canada	38,889	—	—	38,889
Chile	5,646	—	—	5,646
China	7,015	—	—	7,015
Czech Republic	2,798	—	—	2,798

See Notes to Financial Statements

Notes to Schedule of Investments (cont'd)

(000's omitted)	Level 1	Level 2	Level 3§§	Total
Denmark	$13,999	$—	$—	$13,999
France	37,375	—	—	37,375
Germany	38,538	—	—	38,538
Indonesia	2,424	—	—	2,424
Ireland	3,131	—	—	3,131
Israel	2,328	939	—	3,267
Japan	73,482	—	—	73,482
Korea	14,432	—	—	14,432
Netherlands	26,905	—	—	26,905
Nigeria	3,580	—	—	3,580
Norway	9,373	—	—	9,373
Russia	3,234	—	—	3,234
Singapore	5,085	—	—	5,085
Sweden	14,145	—	—	14,145
Switzerland	53,643	—	—	53,643
Turkey	2,349	—	—	2,349
United Kingdom	96,914	—	—	96,914
Total Common Stocks	474,636	939	—	475,575
Rights§	0	—	—	0
Short-Term Investments	—	9,944	—	9,944
Total Investments	474,636	10,883	—	485,519
International Large Cap
Investments:
Common Stocks§
Australia	3,420	—	—	3,420
Belgium	5,442	—	—	5,442
Canada	11,671	—	—	11,671
Chile	2,376	—	—	2,376
China	2,481	—	—	2,481
Colombia	1,377	—	—	1,377
Czech Republic	1,175	—	—	1,175
Denmark	7,297	—	—	7,297
France	17,028	—	—	17,028
Germany	18,441	—	—	18,441
Indonesia	1,014	—	—	1,014
Israel	1,434	569	—	2,003
Japan	21,414	—	—	21,414
Korea	7,464	—	—	7,464
Netherlands	11,466	—	—	11,466
Norway	1,875	—	—	1,875

See Notes to Financial Statements

Notes to Schedule of Investments (cont'd)

(000's omitted)	Level 1	Level 2	Level 3§§	Total
Russia	$1,313	$—	$—	$1,313
Singapore	2,113	—	—	2,113
Sweden	6,540	—	—	6,540
Switzerland	26,913	—	—	26,913
United Kingdom	43,392	—	—	43,392
Total Common Stocks	195,646	569	—	196,215
Rights§	0	—	—	0
Short-Term Investments	—	5,151	—	5,151
Total Investments	195,646	5,720	—	201,366
Intrinsic Value
Investments:
Common Stocks§	142,551	—	—	142,551
Short-Term Investments	—	6,840	—	6,840
Total Investments	142,551	6,840	—	149,391
Large Cap Disciplined Growth
Investments:
Common Stocks§	694,282	—	—	694,282
Short-Term Investments	—	21,285	—	21,285
Total Investments	694,282	21,285	—	715,567
Large Cap Value
Investments:
Common Stocks§	1,589,555	—	—	1,589,555
Short-Term Investments	—	16,770	—	16,770
Total Investments	1,589,555	16,770	—	1,606,325
Mid Cap Growth
Investments:
Common Stocks§	617,120	—	—	617,120
Short-Term Investments	—	27,449	—	27,449
Total Investments	617,120	27,449	—	644,569
Mid Cap Intrinsic Value
Investments:
Common Stocks§	70,846	—	—	70,846
Short-Term Investments	—	2,213	—	2,213
Total Investments	70,846	2,213	—	73,059
Multi-Cap Opportunities
Investments:
Common Stocks§	454,947	—	—	454,947
Short-Term Investments	—	18,565	—	18,565
Total Investments	454,947	18,565	—	473,512

See Notes to Financial Statements

Notes to Schedule of Investments (cont'd)

(000's omitted)	Level 1	Level 2	Level 3§§	Total
Real Estate
Investments:
Common Stocks§	$606,676	$—	$—	$606,676
Short-Term Investments	—	12,808	—	12,808
Total Investments	606,676	12,808	—	619,484
Select Equities
Investments:
Common Stocks§	61,417	—	—	61,417
Short-Term Investments	—	6,413	—	6,413
Total Investments	61,417	6,413	—	67,830
Small Cap Growth
Investments:
Common Stocks§	114,775	—	—	114,775
Short-Term Investments	—	963	—	963
Total Investments	114,775	963	—	115,738
Socially Responsive
Investments:
Common Stocks§	1,801,888	—	—	1,801,888
Short-Term Investments	—	28,735	—	28,735
Certificates of Deposit	—	600	—	600
Total Investments	1,801,888	29,335	—	1,831,223
Value
Investments:
Common Stocks§	4,195	—	—	4,195
Short-Term Investments	—	181	—	181
Total Investments	4,195	181	—	4,376

§	The Schedule of Investments (and Summary Schedule of Investments by Industry for the international funds) provide information on the industry for the portfolio.

See Notes to Financial Statements

Notes to Schedule of Investments (cont'd)

§§	The following is a reconciliation between the beginning and ending balances of investments in which significant unobservable inputs (Level 3) were used in determining value:

(000's omitted)	Beginning balance, as of 9/1/11	Accrued discounts/ (premiums)	Realized gain/loss	Change in unrealized appreciation/ (depreciation)	Purchases	Sales	Transfers in to Level 3	Transfers out of Level 3	Balance, as of 8/31/12	Net change in unrealized appreciation/ (depreciation) from investments still held as of 8/31/12
Investments in Securities:
Emerging Markets Equity
Common Stocks
Brazilz	$0	$—	$—	$—	$—	$—	$—	$—	$0	$0
Total	0	—	—	—	—	—	—	—	0	0
International
Common Stocks
Brazil	12	—	—	(3)	—	—	—	—	9	(3)
Total	12	—	—	(3)	—	—	—	—	9	(3)
Intrinsic Value
Rightsz	0	—	—	—	—	(0)	—	—	—	—
Total	0	—	—	—	—	(0)	—	—	—	—

Significant unobservable inputs developed by Management and used in the fair value measurement of the Funds' equity investments include book value of common stock.

Following is quantitative information about significant unobservable inputs:

	Asset class	Fair value at 8/31/12 (000's omitted)	Valuation techniques	Unobservable input	Range
Emerging Markets Equity	Common Stocks Brazil	$0	Market Pricing	Price To Book Value Ratio	0.48–0.62
International	Common Stocks Brazil	9	Market Pricing	Price To Book Value Ratio	0.48–0.62

As of the year ending August 31, 2012, certain foreign equity securities were transferred from Level 1 to Level 2 as a result of the Fund's procedures for valuing securities, as stated in the description of the valuation methods of foreign equity securities above. Based on beginning of period market values as of August 31, 2011, approximately $4,941,000 was transferred from Level 1 to Level 2 for Emerging Markets Equity. These transfers from Level 1 to Level 2 were due to foreign exchanges being closed as of August 31, 2012 and therefore no price being readily available. As of the year ending August 31, 2012, there were no transfers in to or out of Level 3.

See Notes to Financial Statements

Notes to Schedule of Investments (cont'd)

Liability Valuation Inputs

The following is a summary, categorized by Level, of inputs used to value the Fund's derivatives as of August 31, 2012:

(000's omitted)	Level 1	Level 2	Level 3	Total
Equity Income
Option Contracts	$(1,797)	$—	$—	$(1,797)

#	At cost, which approximates market value.

##	At August 31, 2012, selected fund information on a U.S. federal income tax basis was as follows:

(000's omitted)	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Emerging Markets Equity	$163,435	$10,854	$7,373	$3,481
Equity Income	2,413,669	193,551	43,282	150,269
Focus	499,282	68,781	5,874	62,907
Genesis	7,333,036	4,359,225	126,365	4,232,860
Global Equity	4,412	254	167	87
Global Thematic Opportunities	50,408	2,722	2,681	41
Guardian	901,062	233,121	10,268	222,853
International	219,146	41,463	10,904	30,559
International Institutional	463,844	41,685	20,010	21,675
International Large Cap	186,739	24,946	10,319	14,627
Intrinsic Value	142,440	22,143	15,192	6,951
Large Cap Disciplined Growth	633,479	91,656	9,568	82,088
Large Cap Value	1,526,402	113,333	33,410	79,923
Mid Cap Growth	467,542	182,293	5,266	177,027
Mid Cap Intrinsic Value	68,143	8,199	3,283	4,916
Multi-Cap Opportunities	450,281	27,864	4,633	23,231
Real Estate	522,652	98,299	1,467	96,832
Select Equities	59,547	8,816	533	8,283
Small Cap Growth	104,650	11,717	629	11,088
Socially Responsive	1,589,160	280,828	38,765	242,063
Value	4,308	144	76	68

*	Security did not produce income during the last twelve months.

‡‡	At August 31, 2012, Equity Income had outstanding call and put options written as follows:

Name of Issuer	Contracts	Exercise Price	Expiration Date	Market Value of Options
Aqua America, Inc., Call	500	25	September 2012	$(15,000)
Boeing Co., Put	500	60	November 2012	(29,000)
China Mobile Ltd. ADR, Call	500	60	December 2012	(15,000)
China Mobile Ltd. ADR, Call	500	65	March 2013	(15,000)
Deere & Co., Put	500	60	January 2013	(62,000)
Franco Nevada Corp., Call	500	55	January 2013	(100,000)
Freeport-McMoRan Copper & Gold, Inc., Put	500	27	February 2013	(46,000)

See Notes to Financial Statements

Notes to Schedule of Investments (cont'd)

Name of Issuer	Contracts	Exercise Price	Expiration Date	Market Value of Options
HCP, Inc., Call	500	50	January 2013	$(15,000)
Microsoft Corp., Put	2,000	27	January 2013	(126,000)
Occidental Petroleum Corp., Put	250	75	November 2012	(41,000)
Philip Morris International, Inc., Call	250	95	December 2012	(40,000)
Philip Morris International, Inc., Call	250	100	January 2013	(17,000)
Royal Gold, Inc., Call	500	87.5	January 2013	(345,000)
Royal Gold, Inc., Call	500	90	January 2013	(295,000)
Royal Gold, Inc., Call	500	95	January 2013	(185,000)
Sanofi ADR, Call	200	41	December 2012	(38,000)
Sanofi ADR, Call	500	44	March 2013	(65,000)
Sempra Energy, Call	500	72.5	January 2013	(10,000)
Statoil ASA ADR, Call	500	27.5	January 2013	(40,000)
Statoil ASA ADR, Call	500	27.5	April 2013	(63,000)
Ventas, Inc., Call	350	65	November 2012	(71,000)
Weyerhaeuser Co., Call	250	25	October 2012	(20,000)
Weyerhaeuser Co., Call	500	26	January 2013	(57,000)
Weyerhaeuser Co., Call	500	27	January 2013	(40,000)
Weyerhaeuser Co., Call	500	28	April 2013	(47,000)
			Total	$(1,797,000)

At August 31, 2012, Equity Income had deposited $15,356,250 in a segregated account to cover requirements on put options written.

ñ	Securities were purchased under Rule 144A of the Securities Act of 1933, as amended (the "1933 Act"), or are private placements and, unless registered under the 1933 Act or exempted from registration, may only be sold to qualified institutional investors. These securities have been deemed by the investment manager to be liquid. At August 31, 2012, these securities amounted to approximately $97,819,000 or 3.8% of net assets for Equity Income.

Ñ	These securities have been deemed by the investment manager to be illiquid. At August 31, 2012, these securities amounted to approximately $0 or 0.0% of net assets for Emerging Markets Equity, approximately $2,659,000 or 1.1% of net assets for International and approximately $29,608,000 or 6.0% of net assets for International Institutional.

^^	Value of the security was determined using methods the Board has approved on the belief they reflect fair value.

a	Step Bond: Coupon rate is a fixed rate for an initial period then resets at a specified date and rate.

b	These securities have been deemed by the investment manager to be illiquid. Restricted security subject to restrictions on resale. Securities were purchased under Rule 144A of the 1933 Act or are private placements and, unless registered under the 1933 Act or exempted from registration, may only be sold to qualified institutional investors.

At August 31, 2012, these securities amounted to approximately $65,450,000 or 0.6% of net assets for Genesis.

(000's omitted)	Restricted Security	Acquisition Date	Acquisition Cost	Acquisition Cost Percentage of Net Assets as of Acquisition Date	Value as of August 31, 2012	Fair Value Percentage of Net Assets as of August 31, 2012
Genesis	Constellation Software, Inc.	6/11/2012	$56,725	0.5%	$65,450	0.6%

z	A zero balance may reflect actual amounts rounding to less than $1,000.

^	Affiliated issuer (see Note F of Notes to Financial Statements).

‡	Security had an event of default.

±	See Note A-11 in the Notes to Financial Statements for the Funds' open derivatives at August 31, 2012.

See Notes to Financial Statements

Statements of Assets and Liabilities

Neuberger Berman Equity Funds

(000's omitted except per share amounts)
	EMERGING MARKETS EQUITY FUND	EQUITY INCOME FUND	FOCUS FUND	GENESIS FUND	GLOBAL EQUITY FUND
	August 31, 2012	August 31, 2012	August 31, 2012	August 31, 2012	August 31, 2012
Assets
Investments in securities, at value* (Notes A & F) —see Schedule of Investments:
Unaffiliated issuers	$166,916	$2,563,938	$562,189	$6,832,834	$4,499
Affiliated issuers	—	—	—	4,733,062	—
	166,916	2,563,938	562,189	11,565,896	4,499
Cash	—	5	—	8	—
Foreign currency	13	139	—	—	1
Deposits with brokers for open option contracts	—	15,356	—	—	—
Dividends and interest receivable	171	10,129	933	14,046	10
Receivable for securities sold	270	18,885	16,019	31,195	—
Receivable for Fund shares sold	354	9,800	17	10,015	—
Receivable from Management—net (Note B)	22	—	—	—	11
Prepaid expenses and other assets	42	155	72	507	24
Total Assets	167,788	2,618,407	579,230	11,621,667	4,545
Liabilities
Options contracts written, at value** (Note A)	—	1,797	—	—	—
Payable for securities purchased	—	2,604	15,085	18,590	—
Payable for Fund shares redeemed	33	4,299	541	12,165	—
Payable to investment manager—net (Note B)	143	1,017	253	6,466	3
Payable to administrator—net (Note B)	—	985	128	2,545	—
Accrued expenses and other payables	126	303	197	1,412	65
Total Liabilities	302	11,005	16,204	41,178	68
Net Assets at value	$167,486	$2,607,402	$563,026	$11,580,489	$4,477
Net Assets consist of:
Paid-in capital	$184,560	$2,412,918	$504,945	$6,991,417	$4,525
Undistributed net investment income (loss)	627	—	3,817	—	—
Distributions in excess of net investment income	—	(1,593)	—	—	(6)
Accumulated net realized gains (losses) on investments	(23,026)	15,480	(10,221)	344,567	(140)
Net unrealized appreciation (depreciation) in value of investments	5,325	180,597	64,485	4,244,505	98
Net Assets at value	$167,486	$2,607,402	$563,026	$11,580,489	$4,477
Net Assets
Investor Class	$—	$—	$534,252	$2,256,016	$—
Trust Class	—	—	14,974	3,037,572	—
Advisor Class	—	—	5,795	579,822	—
Institutional Class	161,681	1,213,638	6,943	5,707,079	4,335
Class A	4,141	1,012,335	747	—	96
Class C	1,406	380,377	315	—	46
Class R3	258	1,052	—	—	—

See Notes to Financial Statements

	GLOBAL THEMATIC OPPORTUNITIES FUND	GUARDIAN FUND	INTERNATIONAL FUND	INTERNATIONAL INSTITUTIONAL FUND	INTERNATIONAL LARGE CAP FUND
	August 31, 2012	August 31, 2012	August 31, 2012	August 31, 2012	August 31, 2012
Assets
Investments in securities, at value* (Notes A & F) —see Schedule of Investments:
Unaffiliated issuers	$50,449	$1,123,915	$249,705	$485,519	$201,366
Affiliated issuers	—	—	—	—	—
	50,449	1,123,915	249,705	485,519	201,366
Cash	—	—	104	—	—
Foreign currency	1	—	306	448	365
Deposits with brokers for open option contracts	—	—	—	—	—
Dividends and interest receivable	130	1,760	655	1,035	382
Receivable for securities sold	554	8,290	—	4,408	—
Receivable for Fund shares sold	2	499	84	824	237
Receivable from Management—net (Note B)	3	—	—	42	—
Prepaid expenses and other assets	30	150	33	30	54
Total Assets	51,169	1,134,614	250,887	492,306	202,404
Liabilities
Options contracts written, at value** (Note A)	—	—	—	—	—
Payable for securities purchased	523	—	111	246	136
Payable for Fund shares redeemed	—	519	78	16	3,436
Payable to investment manager—net (Note B)	37	482	178	351	93
Payable to administrator—net (Note B)	—	271	62	—	26
Accrued expenses and other payables	70	314	273	127	107
Total Liabilities	630	1,586	702	740	3,798
Net Assets at value	$50,539	$1,133,028	$250,185	$491,566	$198,606
Net Assets consist of:
Paid-in capital	$53,703	$887,474	$400,413	$637,477	$244,890
Undistributed net investment income (loss)	214	8,756	—	2,665	1,630
Distributions in excess of net investment income	—	—	(421)	—	—
Accumulated net realized gains (losses) on investments	(3,692)	12,523	(183,103)	(171,506)	(63,469)
Net unrealized appreciation (depreciation) in value of investments	314	224,275	33,296	22,930	15,555
Net Assets at value	$50,539	$1,133,028	$250,185	$491,566	$198,606
Net Assets
Investor Class	$—	$939,574	$139,741	$—	$—
Trust Class	—	113,488	105,895	—	14,235
Advisor Class	—	554	—	—	—
Institutional Class	49,758	59,986	—	491,566	171,995
Class A	637	17,629	4,337	—	8,261
Class C	144	1,279	212	—	3,680
Class R3	—	518	—	—	435

Statements of Assets and Liabilities (cont'd)

Neuberger Berman Equity Funds (cont'd)

(000's omitted except per share amounts)
	EMERGING MARKETS EQUITY FUND	EQUITY INCOME FUND	FOCUS FUND	GENESIS FUND	GLOBAL EQUITY FUND
	August 31, 2012	August 31, 2012	August 31, 2012	August 31, 2012	August 31, 2012
Shares Outstanding ($.001 par value; unlimited shares authorized)
Investor Class	—	—	24,605	65,104	—
Trust Class	—	—	949	60,182	—
Advisor Class	—	—	537	20,401	—
Institutional Class	10,788	103,343	319	117,173	510
Class A	277	86,521	48	—	11
Class C	96	32,679	30	—	5
Class R3	18	90	—	—	—
Net Asset Value, offering and redemption price per share
Investor Class	$—	$—	$21.71	$34.65	$—
Trust Class	—	—	15.78	50.47	—
Advisor Class	—	—	10.79	28.42	—
Institutional Class	14.99	11.74	21.76	48.71	8.50
Class R3	14.71	11.69	—	—	—
Net Asset Value and redemption price per share
Class A	$14.92	$11.70	$15.71	$—	$8.48
Offering Price per share
Class A‡	$15.83	$12.41	$16.67	$—	$9.00
Net Asset Value and offering price per share
Class C^	$14.61	$11.64	$10.62	$—	$8.41
*Cost of Investments:
Unaffiliated issuers	$161,591	$2,382,980	$497,704	$4,120,574	$4,401
Affiliated issuers	—	—	—	3,200,818	—
Total cost of investments	$161,591	$2,382,980	$497,704	$7,321,392	$4,401
Total cost of foreign currency	$13	$139	$—	$—	$1
**Premium received from options written	$—	$1,485	$—	$—	$—

‡	On single retail sales of less than $50,000. On sales of $50,000 or more or in certain other circumstances described in the Fund's prospectus, offering price is reduced.

^	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See Notes to Financial Statements

	GLOBAL THEMATIC OPPORTUNITIES FUND	GUARDIAN FUND	INTERNATIONAL FUND	INTERNATIONAL INSTITUTIONAL FUND	INTERNATIONAL LARGE CAP FUND
	August 31, 2012	August 31, 2012	August 31, 2012	August 31, 2012	August 31, 2012
Shares Outstanding ($.001 par value; unlimited shares authorized)
Investor Class	—	59,479	8,436	—	—
Trust Class	—	9,220	5,762	—	1,557
Advisor Class	—	40	—	—	—
Institutional Class	5,695	3,789	—	53,740	18,811
Class A	73	1,440	236	—	909
Class C	17	94	12	—	410
Class R3	—	38	—	—	48
Net Asset Value, offering and redemption price per share
Investor Class	$—	$15.80	$16.56	$—	$—
Trust Class	—	12.31	18.38	—	9.14
Advisor Class	—	13.91	—	—	—
Institutional Class	8.74	15.83	—	9.15	9.14
Class R3	—	13.79	—	—	9.04
Net Asset Value and redemption price per share
Class A	$8.70	$12.24	$18.40	$—	$9.09
Offering Price per share
Class A‡	$9.23	$12.99	$19.52	$—	$9.64
Net Asset Value and offering price per share
Class C^	$8.63	$13.66	$18.30	$—	$8.98
*Cost of Investments:
Unaffiliated issuers	$50,128	$899,631	$216,399	$462,573	$185,808
Affiliated issuers	—	—	—	—	—
Total cost of investments	$50,128	$899,631	$216,399	$462,573	$185,808
Total cost of foreign currency	$1	$—	$305	$447	$364
**Premium received from options written	$—	$—	$—	$—	$—

Statements of Assets and Liabilities (cont'd)

Neuberger Berman Equity Funds

(000's omitted except per share amounts)
	INTRINSIC VALUE FUND	LARGE CAP DISCIPLINED GROWTH FUND	LARGE CAP VALUE FUND	MID CAP GROWTH FUND	MID CAP INTRINSIC VALUE FUND
	August 31, 2012	August 31, 2012	August 31, 2012	August 31, 2012	August 31, 2012
Assets
Investments in securities, at value* (Notes A & F) —see Schedule of Investments:
Unaffiliated issuers	$149,391	$715,567	$1,606,325	$644,569	$73,059
Affiliated issuers	—	—	—	—	—
	149,391	715,567	1,606,325	644,569	73,059
Cash	—	—	—	—	—
Foreign currency	—	—	—	—	—
Deposits with brokers for open option contracts	—	—	—	—	—
Dividends and interest receivable	102	540	4,837	255	94
Receivable for securities sold	154	3,850	18,600	—	—
Receivable for Fund shares sold	109	1,300	210	934	13
Receivable from Management—net (Note B)	—	—	—	—	—
Prepaid expenses and other assets	27	53	139	78	47
Total Assets	149,783	721,310	1,630,111	645,836	73,213
Liabilities
Options contracts written, at value** (Note A)	—	—	—	—	—
Payable for securities purchased	—	—	27,438	4,215	—
Payable for Fund shares redeemed	128	528	8,726	246	28
Payable to investment manager—net (Note B)	106	321	689	282	19
Payable to administrator—net (Note B)	4	147	480	139	11
Accrued expenses and other payables	58	118	364	174	68
Total Liabilities	296	1,114	37,697	5,056	126
Net Assets at value	$149,487	$720,196	$1,592,414	$640,780	$73,087
Net Assets consist of:
Paid-in capital	$142,289	$620,943	$1,525,516	$461,718	$73,332
Undistributed net investment income (loss)	(265)	2,292	20,872	(2,110)	460
Distributions in excess of net investment income	—	—	—	—	—
Accumulated net realized gains (losses) on investments	(177)	6,640	(53,198)	3,455	(5,622)
Net unrealized appreciation (depreciation) in value of investments	7,640	90,321	99,224	177,717	4,917
Net Assets at value	$149,487	$720,196	$1,592,414	$640,780	$73,087
Net Assets
Investor Class	$—	$17,800	$1,057,085	$347,937	$45,982
Trust Class	—	—	209,559	39,948	18,356
Advisor Class	—	—	219,968	10,182	—
Institutional Class	134,217	601,604	102,970	174,156	4,363
Class A	8,371	67,090	2,046	63,176	3,759
Class C	6,899	33,372	167	2,414	430
Class R3	—	330	619	2,967	197

See Notes to Financial Statements

	MULTI-CAP OPPORTUNITIES FUND	REAL ESTATE FUND	SELECT EQUITIES FUND	SMALL CAP GROWTH FUND	SOCIALLY RESPONSIVE FUND
	August 31, 2012	August 31, 2012	August 31, 2012	August 31, 2012	August 31, 2012
Assets
Investments in securities, at value* (Notes A & F)— see Schedule of Investments:
Unaffiliated issuers	$473,512	$619,484	$67,830	$115,738	$1,831,223
Affiliated issuers	—	—	—	—	—
	473,512	619,484	67,830	115,738	1,831,223
Cash	—	—	—	—	—
Foreign currency	—	—	—	—	—
Deposits with brokers for open option contracts	—	—	—	—	—
Dividends and interest receivable	807	267	90	16	3,810
Receivable for securities sold	3	—	1,593	5,263	9,163
Receivable for Fund shares sold	2,423	3,917	50	90	2,232
Receivable from Management—net (Note B)	—	—	—	—	—
Prepaid expenses and other assets	24	76	18	52	119
Total Assets	476,769	623,744	69,581	121,159	1,846,547
Liabilities
Options contracts written, at value** (Note A)	—	—	—	—	—
Payable for securities purchased	7,397	1,457	1,353	3,792	—
Payable for Fund shares redeemed	307	323	177	105	2,061
Payable to investment manager—net (Note B)	222	408	32	83	746
Payable to administrator—net (Note B)	84	12	9	6	499
Accrued expenses and other payables	94	179	89	101	339
Total Liabilities	8,104	2,379	1,660	4,087	3,645
Net Assets at value	$468,665	$621,365	$67,921	$117,072	$1,842,902
Net Assets consist of:
Paid-in capital	$437,646	$514,377	$56,448	$151,895	$1,625,115
Undistributed net investment income (loss)	3,252	—	—	(763)	14,229
Distributions in excess of net investment income	—	—	(11)	—	—
Accumulated net realized gains (losses) on investments	2,577	7,805	3,201	(45,819)	(38,743)
Net unrealized appreciation (depreciation) in value of investments	25,190	99,183	8,283	11,759	242,301
Net Assets at value	$468,665	$621,365	$67,921	$117,072	$1,842,902
Net Assets
Investor Class	$—	$—	$—	$60,082	$724,338
Trust Class	—	288,895	—	15,826	488,454
Advisor Class	—	—	—	5,875	—
Institutional Class	465,486	228,583	27,084	33,316	512,420
Class A	2,818	78,328	29,155	1,073	83,072
Class C	361	20,739	11,682	657	16,702
Class R3	—	4,820	—	243	17,916

Statements of Assets and Liabilities (cont'd)

Neuberger Berman Equity Funds (cont'd)

(000's omitted except per share amounts)
	INTRINSIC VALUE FUND	LARGE CAP DISCIPLINED GROWTH FUND	LARGE CAP VALUE FUND	MID CAP GROWTH FUND	MID CAP INTRINSIC VALUE FUND
	August 31, 2012	August 31, 2012	August 31, 2012	August 31, 2012	August 31, 2012
Shares Outstanding ($.001 par value; unlimited shares authorized)
Investor Class	—	2,319	39,956	29,047	2,893
Trust Class	—	—	10,326	2,191	1,328
Advisor Class	—	—	12,602	549	—
Institutional Class	13,088	77,933	3,872	14,321	274
Class A	824	8,750	102	3,465	272
Class C	690	4,461	10	132	31
Class R3	—	43	36	159	14
Net Asset Value, offering and redemption price per share
Investor Class	$—	$7.68	$26.46	$11.98	$15.90
Trust Class	—	—	20.30	18.23	13.82
Advisor Class	—	—	17.46	18.54	—
Institutional Class	10.26	7.72	26.59	12.16	15.93
Class R3	—	7.61	17.34	18.61	13.80
Net Asset Value and redemption price per share
Class A	$10.16	$7.67	$20.07	$18.23	$13.82
Offering Price per share
Class A‡	$10.78	$8.14	$21.29	$19.34	$14.66
Net Asset Value and offering price per share
Class C^	$10.00	$7.48	$17.19	$18.31	$13.69
*Cost of Investments:
Unaffiliated issuers	$141,751	$625,246	$1,507,101	$466,852	$68,142
Affiliated issuers	—	—	—	—	—
Total cost of investments	$141,751	$625,246	$1,507,101	$466,852	$68,142
Total cost of foreign currency	$—	$—	$—	$—	$—
**Premium received from options written	$—	$—	$—	$—	$—

‡	On single retail sales of less than $50,000. On sales of $50,000 or more or in certain other circumstances described in the Fund's prospectus, offering price is reduced.

^	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See Notes to Financial Statements

	MULTI-CAP OPPORTUNITIES FUND	REAL ESTATE FUND	SELECT EQUITIES FUND	SMALL CAP GROWTH FUND	SOCIALLY RESPONSIVE FUND
	August 31, 2012	August 31, 2012	August 31, 2012	August 31, 2012	August 31, 2012
Shares Outstanding ($.001 par value; unlimited shares authorized)
Investor Class	—	—	—	3,083	27,359
Trust Class	—	20,897	—	747	27,038
Advisor Class	—	—	—	419	—
Institutional Class	43,277	16,493	2,900	1,690	19,331
Class A	263	5,668	3,138	50	4,629
Class C	34	1,501	1,301	48	947
Class R3	—	349	—	17	1,006
Net Asset Value, offering and redemption price per share
Investor Class	$—	$—	$—	$19.49	$26.48
Trust Class	—	13.82	—	21.19	18.07
Advisor Class	—	—	—	14.03	—
Institutional Class	10.76	13.86	9.34	19.71	26.51
Class R3	—	13.81	—	14.06	17.81
Net Asset Value and redemption price per share
Class A	$10.70	$13.82	$9.29	$21.27	$17.95
Offering Price per share
Class A‡	$11.35	$14.66	$9.86	$22.57	$19.05
Net Asset Value and offering price per share
Class C^	$10.52	$13.81	$8.98	$13.83	$17.64
*Cost of Investments:
Unaffiliated issuers	$448,322	$520,301	$59,547	$103,979	$1,588,897
Affiliated issuers	—	—	—	—	—
Total cost of investments	$448,322	$520,301	$59,547	$103,979	$1,588,897
Total cost of foreign currency	$—	$—	$—	$—	$—
**Premium received from options written	$—	$—	$—	$—	$—

Statements of Assets and Liabilities (cont'd)

Neuberger Berman Equity Funds

(000's omitted except per share amounts)
VALUE FUND
August 31, 2012
Assets
Investments in securities, at value* (Notes A & F)—see Schedule of Investments:
Unaffiliated issuers	$4,376
Affiliated issuers	—
4,376
Cash	—
Foreign currency	—
Deposits with brokers for open option contracts	—
Dividends and interest receivable	12
Receivable for securities sold	44
Receivable for Fund shares sold	—
Receivable from Management—net (Note B)	34
Prepaid expenses and other assets	19
Total Assets	4,485
Liabilities
Options contracts written, at value** (Note A)	—
Payable for securities purchased	83
Payable for Fund shares redeemed	3
Payable to investment manager—net (Note B)	2
Payable to administrator—net (Note B)	—
Accrued expenses and other payables	83
Total Liabilities	171
Net Assets at value	$4,314
Net Assets consist of:
Paid-in capital	$4,867
Undistributed net investment income (loss)	47
Distributions in excess of net investment income	—
Accumulated net realized gains (losses) on investments	(742)
Net unrealized appreciation (depreciation) in value of investments	142
Net Assets at value	$4,314
Net Assets
Investor Class	$—
Trust Class	—
Advisor Class	—
Institutional Class	2,698
Class A	1,561
Class C	55
Class R3	—

See Notes to Financial Statements

Statements of Assets and Liabilities (cont'd)

Neuberger Berman Equity Funds (cont'd)

(000's omitted except per share amounts)
VALUE FUND
August 31, 2012
Shares Outstanding ($.001 par value; unlimited shares authorized)
Investor Class	—
Trust Class	—
Advisor Class	—
Institutional Class	241
Class A	140
Class C	5
Class R3	—
Net Asset Value, offering and redemption price per share
Investor Class	$—
Trust Class	—
Advisor Class	—
Institutional Class	11.18
Class R3	—
Net Asset Value and redemption price per share
Class A	$11.13
Offering Price per share
Class A‡	$11.81
Net Asset Value and offering price per share
Class C^	$11.05
*Cost of Investments:
Unaffiliated issuers	$4,234
Affiliated issuers	—
Total cost of investments	$4,234
Total cost of foreign currency	$—
**Premium received from options written	$—

‡	On single retail sales of less than $50,000. On sales of $50,000 or more or in certain other circumstances described in the Fund's prospectus, offering price is reduced.

^	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See Notes to Financial Statements

Statements of Operations

Neuberger Berman Equity Funds

(000's omitted)
	EMERGING MARKETS EQUITY FUND	EQUITY INCOME FUND	FOCUS FUND	GENESIS FUND	GLOBAL EQUITY FUND
	For the Year Ended August 31, 2012	For the Year Ended August 31, 2012	For the Year Ended August 31, 2012	For the Year Ended August 31, 2012	For the Year Ended August 31, 2012
Investment Income:
Income (Note A):
Dividend income—unaffiliated issuers	$3,217	$74,809	$9,158	$76,623	$70
Dividend income—affiliated issuers (Note F)	—	—	—	79,551	—
Interest income—unaffiliated issuers	1	11,695	—	2	—
Interest income—affiliated issuers (Note F)	—	—	—	8	—
Foreign taxes withheld	(266)	(4,898)	(49)	(2,130)	(5)
Total income	$2,952	$81,606	$9,109	$154,054	$65
Expenses:
Investment management fees (Note B)	1,378	10,081	2,881	75,749	22
Administration fees (Note B)	83	1,282	323	6,877	2
Administration fees (Note B):
Investor Class	—	—	1,019	4,483	—
Trust Class	—	—	56	11,169	—
Advisor Class	—	—	23	2,071	—
Institutional Class	119	915	5	4,793	2
Class A	8	1,612	1	—	—
Class C	3	627	1	—	—
Class R3	—	1	—	—	—
Distribution fees (Note B):
Trust Class	—	—	17	—	—
Advisor Class	—	—	17	1,523	—
Class A	11	2,015	1	—	—
Class C	13	3,132	3	—	1
Class R3	—	2	—	—	—
Shareholder servicing agent fees:
Investor Class	—	—	375	1,578	—
Trust Class	—	—	4	357	—
Advisor Class	—	—	2	189	—
Institutional Class	33	112	1	510	1
Class A	5	197	—	—	—
Class C	1	89	—	—	—
Class R3	—	—	—	—	—
Audit fees	58	60	60	60	40
Custodian fees (Note A)	524	593	174	1,518	51
Insurance expense	6	76	32	653	—
Legal fees (Note G for International Fund)	70	74	71	156	72
Registration and filing fees	58	112	67	193	61
Reimbursement of expenses previously assumed by Management (Note B)	—	653	—	—	—
Shareholder reports	21	264	76	1,222	6
Trustees' fees and expenses	53	55	54	66	53
Miscellaneous	29	143	34	630	4
Total expenses	2,473	22,095	5,297	113,797	315

See Notes to Financial Statements

	GLOBAL THEMATIC OPPORTUNITIES FUND	GUARDIAN FUND	INTERNATIONAL FUND	INTERNATIONAL INSTITUTIONAL FUND	INTERNATIONAL LARGE CAP FUND
	For the Year Ended August 31, 2012	For the Year Ended August 31, 2012	For the Year Ended August 31, 2012	For the Year Ended August 31, 2012	For the Year Ended August 31, 2012
Investment Income:
Income (Note A):
Dividend income—unaffiliated issuers	$779	$19,610	$7,572	$11,547	$5,498
Dividend income—affiliated issuers (Note F)	—	—	—	—	—
Interest income—unaffiliated issuers	—	—	—	1	—
Interest income—affiliated issuers (Note F)	—	—	—	—	—
Foreign taxes withheld	(64)	(382)	(612)	(928)	(474)
Total income	$715	$19,228	$6,960	$10,620	$5,024
Expenses:
Investment management fees (Note B)	335	5,665	2,193	3,284	1,036
Administration fees (Note B)	24	672	155	234	113
Administration fees (Note B):
Investor Class	—	1,882	290	—	—
Trust Class	—	373	378	—	53
Advisor Class	—	2	—	—	—
Institutional Class	35	48	—	351	147
Class A	1	28	4	—	13
Class C	—	2	—	—	5
Class R3	—	1	—	—	1
Distribution fees (Note B):
Trust Class	—	110	—	—	16
Advisor Class	—	2	—	—	—
Class A	1	34	5	—	17
Class C	1	12	2	—	24
Class R3	—	3	—	—	1
Shareholder servicing agent fees:
Investor Class	—	789	146	—	—
Trust Class	—	14	64	—	10
Advisor Class	—	1	—	—	—
Institutional Class	4	5	—	34	15
Class A	1	4	1	—	3
Class C	—	1	—	—	1
Class R3	—	—	—	—	—
Audit fees	40	60	62	62	60
Custodian fees (Note A)	79	292	277	322	220
Insurance expense	1	67	18	19	11
Legal fees (Note G for International Fund)	73	74	1,248	72	71
Registration and filing fees	64	78	52	16	64
Reimbursement of expenses previously assumed by Management (Note B)	—	1	—	—	—
Shareholder reports	10	121	63	38	22
Trustees' fees and expenses	53	55	54	54	54
Miscellaneous	8	66	40	45	32
Total expenses	730	10,462	5,052	4,531	1,989

Statements of Operations (cont'd)

Neuberger Berman Equity Funds (cont'd)

(000's omitted)
	EMERGING MARKETS EQUITY FUND	EQUITY INCOME FUND	FOCUS FUND	GENESIS FUND	GLOBAL EQUITY FUND
	For the Year Ended August 31, 2012	For the Year Ended August 31, 2012	For the Year Ended August 31, 2012	For the Year Ended August 31, 2012	For the Year Ended August 31, 2012
Expenses reimbursed by Management (Note B)	(720)	—	(4)	(527)	(281)
Investment management fees waived (Note B)	—	—	—	—	—
Expenses reduced by custodian fee expense offset arrangement (Note A)	—	(1)	(1)	(1)	—
Net expenses prior to reimbursement of insurance proceeds	1,753	22,094	5,292	113,269	34
Reimbursement from insurance proceeds (Note G)	—	—	—	—	—
Total net expenses	1,753	22,094	5,292	113,269	34
Net investment income (loss)	$1,199	$59,512	$3,817	$40,785	$31
Realized and Unrealized Gain (Loss) on Investments (Note A):
Net realized gain (loss) on:
Sales of investment securities of unaffiliated issuers	(20,228)	16,056	12,741	275,676	(129)
Sales of investment securities of affiliated issuers	—	—	—	109,882	—
Foreign currency	(238)	(552)	(1)	(164)	(4)
Options written	—	2,118	—	—	—
Change in net unrealized appreciation (depreciation) in value of:
Unaffiliated investment securities	12,565	120,938	64,609	374,435	178
Affiliated investment securities	—	—	—	(105,370)	—
Foreign currency	1	(51)	—	1	—
Options written	—	243	—	—	—
Net gain (loss) on investments	(7,900)	138,752	77,349	654,460	45
Net increase (decrease) in net assets resulting from operations	$(6,701)	$198,264	$81,166	$695,245	$76

See Notes to Financial Statements

	GLOBAL THEMATIC OPPORTUNITIES FUND	GUARDIAN FUND	INTERNATIONAL FUND	INTERNATIONAL INSTITUTIONAL FUND	INTERNATIONAL LARGE CAP FUND
	For the Year Ended August 31, 2012	For the Year Ended August 31, 2012	For the Year Ended August 31, 2012	For the Year Ended August 31, 2012	For the Year Ended August 31, 2012
Expenses reimbursed by Management (Note B)	(234)	(2)	(107)	(1,258)	(189)
Investment management fees waived (Note B)	—	—	—	—	—
Expenses reduced by custodian fee expense offset arrangement (Note A)	—	—	—	—	—
Net expenses prior to reimbursement of insurance proceeds	496	10,460	4,945	3,273	1,800
Reimbursement from insurance proceeds (Note G)	—	—	(298)	—	—
Total net expenses	496	10,460	4,647	3,273	1,800
Net investment income (loss)	$219	$8,768	$2,313	$7,347	$3,224
Realized and Unrealized Gain (Loss) on Investments (Note A):
Net realized gain (loss) on:
Sales of investment securities of unaffiliated issuers	(3,543)	34,181	8,530	(7,527)	(3,111)
Sales of investment securities of affiliated issuers	—	—	—	—	—
Foreign currency	(1)	(8)	(229)	(497)	(169)
Options written	—	—	—	—	—
Change in net unrealized appreciation (depreciation) in value of:
Unaffiliated investment securities	1,330	63,294	(13,090)	10,776	(7)
Affiliated investment securities	—	—	—	—	—
Foreign currency	(6)	(129)	(8)	(26)	(18)
Options written	—	—	—	—	—
Net gain (loss) on investments	(2,220)	97,338	(4,797)	2,726	(3,305)
Net increase (decrease) in net assets resulting from operations	$(2,001)	$106,106	$(2,484)	$10,073	$(81)

Statements of Operations (cont'd)

Neuberger Berman Equity Funds

(000's omitted)
	INTRINSIC VALUE FUND	LARGE CAP DISCIPLINED GROWTH FUND	LARGE CAP VALUE FUND	MID CAP GROWTH FUND	MID CAP INTRINSIC VALUE FUND
	For the Year Ended August 31, 2012	For the Year Ended August 31, 2012	For the Year Ended August 31, 2012	For the Year Ended August 31, 2012	For the Year Ended August 31, 2012
Investment Income:
Income (Note A):
Dividend income—unaffiliated issuers	$1,199	$8,018	$38,743	$2,887	$1,375
Dividend income—affiliated issuers (Note F)	—	—	—	—	—
Interest income—unaffiliated issuers	—	32	112	37	5
Interest income—affiliated issuers (Note F)	—	—	—	—	—
Foreign taxes withheld	—	(22)	(430)	(13)	(9)
Total income	$1,199	$8,028	$38,425	$2,911	$1,371
Expenses:
Investment management fees (Note B)	1,188	3,560	8,956	3,140	405
Administration fees (Note B)	84	405	1,123	354	44
Administration fees (Note B):
Investor Class	—	33	2,189	689	91
Trust Class	—	—	1,050	124	70
Advisor Class	—	—	874	33	—
Institutional Class	112	508	171	132	4
Class A	18	116	43	100	6
Class C	13	69	—	3	1
Class R3	—	1	1	4	—
Distribution fees (Note B):
Trust Class	—	—	309	—	20
Advisor Class	—	—	643	24	—
Class A	23	145	54	125	8
Class C	66	343	1	17	2
Class R3	—	2	1	9	1
Shareholder servicing agent fees:
Investor Class	—	26	732	403	48
Trust Class	—	—	38	7	18
Advisor Class	—	—	38	3	—
Institutional Class	13	62	18	15	1
Class A	4	17	2	17	2
Class C	2	8	—	2	—
Class R3	—	—	—	1	—
Audit fees	23	23	60	23	23
Custodian fees (Note A)	71	193	373	196	82
Insurance expense	8	39	134	34	5
Legal fees (Note G for International Fund)	72	73	100	72	98
Registration and filing fees	34	92	94	81	58
Reimbursement of expenses previously assumed by Management (Note B)	—	13	3	13	—
Shareholder reports	19	94	200	78	20
Trustees' fees and expenses	53	54	55	54	53
Miscellaneous	12	46	118	38	7
Total expenses	1,815	5,922	17,380	5,791	1,067

See Notes to Financial Statements

	MULTI-CAP OPPORTUNITIES FUND	REAL ESTATE FUND	SELECT EQUITIES FUND	SMALL CAP GROWTH FUND	SOCIALLY RESPONSIVE FUND
	For the Year Ended August 31, 2012	For the Year Ended August 31, 2012	For the Year Ended August 31, 2012	For the Year Ended August 31, 2012	For the Year Ended August 31, 2012
Investment Income:
Income (Note A):
Dividend income—unaffiliated issuers	$5,280	$9,695	$701	$402	$31,261
Dividend income—affiliated issuers (Note F)	—	—	—	—	—
Interest income—unaffiliated issuers	16	20	—	3	4
Interest income—affiliated issuers (Note F)	—	—	—	—	—
Foreign taxes withheld	(25)	(54)	(9)	(1)	(826)
Total income	$5,271	$9,661	$692	$404	$30,439
Expenses:
Investment management fees (Note B)	1,166	3,686	380	1,143	8,477
Administration fees (Note B)	117	276	41	81	1,056
Administration fees (Note B):
Investor Class	—	—	—	123	1,412
Trust Class	—	796	—	58	1,670
Advisor Class	—	—	—	22	—
Institutional Class	174	143	25	43	407
Class A	3	106	59	2	161
Class C	1	25	24	1	30
Class R3	—	5	—	—	28
Distribution fees (Note B):
Trust Class	—	234	—	17	491
Advisor Class	—	—	—	16	—
Class A	4	133	74	3	202
Class C	3	126	120	5	148
Class R3	—	11	—	1	71
Shareholder servicing agent fees:
Investor Class	—	—	—	87	572
Trust Class	—	69	—	16	69
Advisor Class	—	—	—	3	—
Institutional Class	59	20	3	13	45
Class A	1	33	11	1	41
Class C	—	10	4	1	9
Class R3	—	1	—	—	2
Audit fees	23	62	58	23	23
Custodian fees (Note A)	80	156	46	110	397
Insurance expense	3	20	4	12	96
Legal fees (Note G for International Fund)	70	125	69	72	76
Registration and filing fees	40	76	45	82	100
Reimbursement of expenses previously assumed by Management (Note B)	136	—	—	—	4
Shareholder reports	21	121	19	57	282
Trustees' fees and expenses	54	54	53	53	55
Miscellaneous	11	28	7	17	102
Total expenses	1,966	6,316	1,042	2,062	16,026

Statements of Operations (cont'd)

Neuberger Berman Equity Funds (cont'd)

(000's omitted)
	INTRINSIC VALUE FUND	LARGE CAP DISCIPLINED GROWTH FUND	LARGE CAP VALUE FUND	MID CAP GROWTH FUND	MID CAP INTRINSIC VALUE FUND
	For the Year Ended August 31, 2012	For the Year Ended August 31, 2012	For the Year Ended August 31, 2012	For the Year Ended August 31, 2012	For the Year Ended August 31, 2012
Expenses reimbursed by Management (Note B)	(310)	(206)	—	(94)	(41)
Investment management fees waived (Note B)	—	—	—	—	(154)
Expenses reduced by custodian fee expense offset arrangement (Note A)	—	—	(1)	—	—
Net expenses prior to reimbursement of insurance proceeds	1,505	5,716	17,379	5,697	872
Reimbursement from insurance proceeds (Note G)	—	—	—	—	—
Total net expenses	1,505	5,716	17,379	5,697	872
Net investment income (loss)	$(306)	$2,312	$21,046	$(2,786)	$499
Realized and Unrealized Gain (Loss) on Investments (Note A):
Net realized gain (loss) on:
Sales of investment securities of unaffiliated issuers	1,826	8,641	265,067	27,805	10,085
Sales of investment securities of affiliated issuers	—	—	—	—	—
Foreign currency	—	(1)	(35)	—	—
Options written	—	—	—	—	—
Change in net unrealized appreciation (depreciation) in value of:
Unaffiliated investment securities	13,923	52,228	(176,465)	34,016	(1,902)
Affiliated investment securities	—	—	—	—	—
Foreign currency	—	—	—	—	—
Options written	—	—	—	—	—
Net gain (loss) on investments	15,749	60,868	88,567	61,821	8,183
Net increase (decrease) in net assets resulting from operations	$15,443	$63,180	$109,613	$59,035	$8,682

See Notes to Financial Statements

	MULTI-CAP OPPORTUNITIES FUND	REAL ESTATE FUND	SELECT EQUITIES FUND	SMALL CAP GROWTH FUND	SOCIALLY RESPONSIVE FUND
	For the Year Ended August 31, 2012	For the Year Ended August 31, 2012	For the Year Ended August 31, 2012	For the Year Ended August 31, 2012	For the Year Ended August 31, 2012
Expenses reimbursed by Management (Note B)	—	(1,640)	(248)	(522)	(1)
Investment management fees waived (Note B)	—	—	—	—	—
Expenses reduced by custodian fee expense offset arrangement (Note A)	—	—	—	—	—
Net expenses prior to reimbursement of insurance proceeds	1,966	4,676	794	1,540	16,025
Reimbursement from insurance proceeds (Note G)	—	—	—	—	—
Total net expenses	1,966	4,676	794	1,540	16,025
Net investment income (loss)	$3,305	$4,985	$(102)	$(1,136)	$14,414
Realized and Unrealized Gain (Loss) on Investments (Note A):
Net realized gain (loss) on:
Sales of investment securities of unaffiliated issuers	3,496	19,757	3,307	19,098	58,951
Sales of investment securities of affiliated issuers	—	—	—	—	—
Foreign currency	—	43	—	—	(181)
Options written	—	—	—	—	—
Change in net unrealized appreciation (depreciation) in value of:
Unaffiliated investment securities	23,582	59,096	4,444	(6,745)	67,895
Affiliated investment securities	—	—	—	—	—
Foreign currency	—	—	—	—	(165)
Options written	—	—	—	—	—
Net gain (loss) on investments	27,078	78,896	7,751	12,353	126,500
Net increase (decrease) in net assets resulting from operations	$30,383	$83,881	$7,649	$11,217	$140,914

Statements of Operations (cont'd)

Neuberger Berman Equity Funds

(000's omitted)
VALUE FUND
For the Year Ended August 31, 2012
Investment Income:
Income (Note A):
Dividend income—unaffiliated issuers	$76
Dividend income—affiliated issuers (Note F)	—
Interest income—unaffiliated issuers	—
Interest income—affiliated issuers (Note F)	—
Foreign taxes withheld	—
Total income	$76
Expenses:
Investment management fees (Note B)	19
Administration fees (Note B)	2
Administration fees (Note B):
Investor Class	—
Trust Class	—
Advisor Class	—
Institutional Class	2
Class A	2
Class C	—
Class R3	—
Distribution fees (Note B):
Trust Class	—
Advisor Class	—
Class A	3
Class C	—
Class R3	—
Shareholder servicing agent fees:
Investor Class	—
Trust Class	—
Advisor Class	—
Institutional Class	1
Class A	—
Class C	—
Class R3	—
Audit fees	60
Custodian fees (Note A)	35
Insurance expense	—
Legal fees (Note G for International Fund)	90
Registration and filing fees	60
Reimbursement of expenses previously assumed by Management (Note B)	—
Shareholder reports	3
Trustees' fees and expenses	54
Miscellaneous	2
Total expenses	333

See Notes to Financial Statements

Statements of Operations (cont'd)

Neuberger Berman Equity Funds (cont'd)

(000's omitted)
VALUE FUND
For the Year Ended August 31, 2012
Expenses reimbursed by Management (Note B)	(303)
Investment management fees waived (Note B)	—
Expenses reduced by custodian fee expense offset arrangement (Note A)	—
Net expenses prior to reimbursement of insurance proceeds	30
Reimbursement from insurance proceeds (Note G)	—
Total net expenses	30
Net investment income (loss)	$46
Realized and Unrealized Gain (Loss) on Investments (Note A):
Net realized gain (loss) on:
Sales of investment securities of unaffiliated issuers	169
Sales of investment securities of affiliated issuers	—
Foreign currency	—
Options written	—
Change in net unrealized appreciation (depreciation) in value of:
Unaffiliated investment securities	105
Affiliated investment securities	—
Foreign currency	—
Options written	—
Net gain (loss) on investments	274
Net increase (decrease) in net assets resulting from operations	$320

See Notes to Financial Statements

Statements of Changes in Net Assets

Neuberger Berman Equity Funds

(000's omitted)
	EMERGING MARKETS EQUITY FUND		EQUITY INCOME FUND		FOCUS FUND
	Year Ended August 31, 2012	Year Ended August 31, 2011	Year Ended August 31, 2012	Year Ended August 31, 2011	Year Ended August 31, 2012	Year Ended August 31, 2011
Increase (Decrease) in Net Assets:
From Operations (Note A):
Net investment income (loss)	$1,199	$658	$59,512	$24,037	$3,817	$3,747
Net realized gain (loss) on investments	(20,466)	(2,675)	17,622	14,991	12,740	67,909
Change in net unrealized appreciation (depreciation) of investments	12,566	(8,971)	121,130	50,209	64,609	19,464
Net increase (decrease) in net assets resulting from operations	(6,701)	(10,988)	198,264	89,237	81,166	91,120
Distributions to Shareholders From (Note A):
Net investment income:
Investor Class	—	—	—	—	(2,577)	(2,980)
Trust Class	—	—	—	—	(92)	(108)
Advisor Class	—	—	—	—	(64)	(57)
Institutional Class	(730)	(41)	(32,984)	(12,641)	(31)	(0)
Class A	(17)	—	(22,888)	(12,923)	(3)	(0)
Class C	—	—	(7,031)	(3,415)	(3)	(0)
Class R3	—	—	(12)	(1)	—	—
Net realized gain on investments:
Investor Class	—	—	—	—	—	—
Trust Class	—	—	—	—	—	—
Advisor Class	—	—	—	—	—	—
Institutional Class	—	(569)	(6,531)	—	—	—
Class A	—	(180)	(5,069)	—	—	—
Class C	—	(16)	(2,012)	—	—	—
Class R3	—	(1)	(2)	—	—	—
Tax return of capital:
Institutional Class	—	—	—	—	—	—
Class A	—	—	—	—	—	—
Class C	—	—	—	—	—	—
Total distributions to shareholders	(747)	(807)	(76,529)	(28,980)	(2,770)	(3,145)
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Investor Class	—	—	—	—	3,526	4,465
Trust Class	—	—	—	—	1,086	1,882
Advisor Class	—	—	—	—	745	1,052
Institutional Class	125,596	127,870	687,305	648,610	3,022	5,659
Class A	2,464	7,005	595,197	515,353	444	489
Class C	1,098	1,223	164,762	191,097	27	263
Class R3	973	—	890	163	—	—
Proceeds from reinvestment of dividends and distributions:
Investor Class	—	—	—	—	2,256	2,599
Trust Class	—	—	—	—	85	101
Advisor Class	—	—	—	—	64	56
Institutional Class	422	557	26,934	8,064	30	—
Class A	14	175	25,475	11,201	2	—
Class C	—	4	5,170	1,543	3	—
Class R3	—	1	7	1	—	—

See Notes to Financial Statements

	GENESIS FUND		GLOBAL EQUITY FUND
	Year Ended August 31, 2012	Year Ended August 31, 2011	Year Ended August 31, 2012	Period from June 30, 2011 (Commencement of Operations) to August 31, 2011
Increase (Decrease) in Net Assets:
From Operations (Note A):
Net investment income (loss)	$40,785	$93,433	$31	$—
Net realized gain (loss) on investments	385,394	761,166	(133)	(12)
Change in net unrealized appreciation (depreciation) of investments	269,066	1,784,743	178	(80)
Net increase (decrease) in net assets resulting from operations	695,245	2,639,342	76	(92)
Distributions to Shareholders From (Note A):
Net investment income:
Investor Class	(33,793)	—	—	—
Trust Class	(30,535)	—	—	—
Advisor Class	(9,237)	—	—	—
Institutional Class	(61,990)	—	(29)	—
Class A	—	—	(2)	—
Class C	—	—	(2)	—
Class R3	—	—	—	—
Net realized gain on investments:
Investor Class	(73,488)	—	—	—
Trust Class	(77,749)	—	—	—
Advisor Class	(24,284)	—	—	—
Institutional Class	(120,691)	—	—	—
Class A	—	—	—	—
Class C	—	—	—	—
Class R3	—	—	—	—
Tax return of capital:
Institutional Class	—	—	(42)	—
Class A	—	—	(4)	—
Class C	—	—	(2)	—
Total distributions to shareholders	(431,767)	—	(81)	—
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Investor Class	405,711	411,792	—	—
Trust Class	516,561	609,606	—	—
Advisor Class	186,389	218,796	—	—
Institutional Class	1,472,096	1,414,762	3,449	900
Class A	—	—	33	68
Class C	—	—	—	50
Class R3	—	—	—	—
Proceeds from reinvestment of dividends and distributions:
Investor Class	103,772	—	—	—
Trust Class	104,665	—	—	—
Advisor Class	30,703	—	—	—
Institutional Class	178,822	—	71	—
Class A	—	—	6	—
Class C	—	—	4	—
Class R3	—	—	—	—

Statements of Changes in Net Assets (cont'd)

Neuberger Berman Equity Funds (cont'd)

(000's omitted)
	EMERGING MARKETS EQUITY FUND		EQUITY INCOME FUND		FOCUS FUND
	Year Ended August 31, 2012	Year Ended August 31, 2011	Year Ended August 31, 2012	Year Ended August 31, 2011	Year Ended August 31, 2012	Year Ended August 31, 2011
Payments for shares redeemed:
Investor Class	—	—	—	—	(49,657)	(65,924)
Trust Class	—	—	—	—	(6,389)	(6,321)
Advisor Class	—	—	—	—	(3,702)	(2,423)
Institutional Class	(64,878)	(18,015)	(261,948)	(78,082)	(1,750)	(313)
Class A	(2,969)	(7,828)	(220,565)	(166,272)	(136)	(106)
Class C	(786)	(92)	(39,610)	(11,301)	(27)	—
Class R3	(734)	—	(75)	—	—	—
Redemption fees retained:
Investor Class	—	—	—	—	—	—
Trust Class	—	—	—	—	—	—
Institutional Class	—	8	—	—	—	—
Class A	—	1	—	—	—	—
Class C	—	—	—	—	—	—
Class R3	—	—	—	—	—	—
Net increase (decrease) from Fund share transactions	61,200	110,909	983,542	1,120,377	(50,371)	(58,521)
Voluntary Contribution from Management (Note B)	—	—	—	—	—	—
Net Increase (Decrease) in Net Assets	53,752	99,114	1,105,277	1,180,634	28,025	29,454
Net Assets:
Beginning of year	113,734	14,620	1,502,125	321,491	535,001	505,547
End of year	$167,486	$113,734	$2,607,402	$1,502,125	$563,026	$535,001
Undistributed net investment income (loss) at end of year	$627	$413	$—	$483	$3,817	$2,770
Distributions in excess of net investment income at end of year	$—	$—	$(1,593)	$—	$—	$—

See Notes to Financial Statements

	GENESIS FUND		GLOBAL EQUITY FUND
	Year Ended August 31, 2012	Year Ended August 31, 2011	Year Ended August 31, 2012	Period from June 30, 2011 (Commencement of Operations) to August 31, 2011
Payments for shares redeemed:
Investor Class	(440,618)	(557,618)	—	—
Trust Class	(1,111,336)	(1,124,133)	—	—
Advisor Class	(238,605)	(186,185)	—	—
Institutional Class	(1,061,533)	(1,099,210)	(6)	—
Class A	—	—	(1)	—
Class C	—	—	—	—
Class R3	—	—	—	—
Redemption fees retained:
Investor Class	—	—	—	—
Trust Class	—	—	—	—
Institutional Class	—	—	—	—
Class A	—	—	—	—
Class C	—	—	—	—
Class R3	—	—	—	—
Net increase (decrease) from Fund share transactions	146,627	(312,190)	3,556	1,018
Voluntary Contribution from Management (Note B)	—	—	—	—
Net Increase (Decrease) in Net Assets	410,105	2,327,152	3,551	926
Net Assets:
Beginning of year	11,170,384	8,843,232	926	—
End of year	$11,580,489	$11,170,384	$4,477	$926
Undistributed net investment income (loss) at end of year	$—	$95,413	$—	$(1)
Distributions in excess of net investment income at end of year	$—	$—	$(6)	$—

Statements of Changes in Net Assets (cont'd)

Neuberger Berman Equity Funds

(000's omitted)
	GLOBAL THEMATIC OPPORTUNITIES FUND		GUARDIAN FUND		INTERNATIONAL FUND
	Year Ended August 31, 2012	Period from June 30, 2011 (Commencement of Operations) to August 31, 2011	Year Ended August 31, 2012	Year Ended August 31, 2011	Year Ended August 31, 2012	Year Ended August 31, 2011
Increase (Decrease) in Net Assets:
From Operations (Note A):
Net investment income (loss)	$219	$(4)	$8,768	$8,382	$2,313	$2,659
Net realized gain (loss) on investments	(3,544)	(96)	34,173	103,188	8,301	40,154
Change in net unrealized appreciation (depreciation) of investments	1,324	(1,010)	63,165	91,224	(13,098)	10,361
Net increase (decrease) in net assets resulting from operations	(2,001)	(1,110)	106,106	202,794	(2,484)	53,174
Distributions to Shareholders From (Note A):
Net investment income:
Investor Class	—	—	(6,591)	(3,466)	(1,365)	(2,185)
Trust Class	—	—	(913)	(310)	(686)	(1,529)
Advisor Class	—	—	(2)	—	—	—
Institutional Class	(62)	—	(459)	(36)	—	—
Class A	(0)	—	(122)	(22)	(9)	—
Class C	(0)	—	(4)	(1)	—	—
Class R3	—	—	(6)	(1)	—	—
Net realized gain on investments:
Investor Class	—	—	—	—	—	—
Trust Class	—	—	—	—	—	—
Advisor Class	—	—	—	—	—	—
Institutional Class	—	—	—	—	—	—
Class A	—	—	—	—	—	—
Class C	—	—	—	—	—	—
Class R3	—	—	—	—	—	—
Tax return of capital:
Institutional Class	—	—	—	—	—	—
Class A	—	—	—	—	—	—
Class C	—	—	—	—	—	—
Total distributions to shareholders	(62)	—	(8,097)	(3,836)	(2,060)	(3,714)
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Investor Class	—	—	17,464	32,695	4,660	10,846
Trust Class	—	—	25,712	33,092	13,256	18,131
Advisor Class	—	—	110	117	—	—
Institutional Class	31,905	29,484	33,871	36,674	—	—
Class A	631	171	10,228	10,427	3,955	830
Class C	87	77	268	800	159	57
Class R3	—	—	472	473	—	—
Proceeds from reinvestment of dividends and distributions:
Investor Class	—	—	6,172	3,241	1,207	1,940
Trust Class	—	—	882	297	649	1,448
Advisor Class	—	—	2	—	—	—
Institutional Class	62	—	415	31	—	—
Class A	—	—	111	22	8	—
Class C	—	—	3	1	—	—
Class R3	—	—	3	—	—	—

See Notes to Financial Statements

	INTERNATIONAL INSTITUTIONAL FUND		INTERNATIONAL LARGE CAP FUND
	Year Ended August 31, 2012	Year Ended August 31, 2011	Year Ended August 31, 2012	Year Ended August 31, 2011
Increase (Decrease) in Net Assets:
From Operations (Note A):
Net investment income (loss)	$7,347	$4,342	$3,224	$2,826
Net realized gain (loss) on investments	(8,024)	8,683	(3,280)	10,193
Change in net unrealized appreciation (depreciation) of investments	10,750	1,376	(25)	8,802
Net increase (decrease) in net assets resulting from operations	10,073	14,401	(81)	21,821
Distributions to Shareholders From (Note A):
Net investment income:
Investor Class	—	—	—	—
Trust Class	—	—	(179)	(161)
Advisor Class	—	—	—	—
Institutional Class	(4,223)	(3,471)	(2,615)	(1,114)
Class A	—	—	(68)	(62)
Class C	—	—	(8)	(8)
Class R3	—	—	(1)	(0)
Net realized gain on investments:
Investor Class	—	—	—	—
Trust Class	—	—	—	—
Advisor Class	—	—	—	—
Institutional Class	—	—	—	—
Class A	—	—	—	—
Class C	—	—	—	—
Class R3	—	—	—	—
Tax return of capital:
Institutional Class	—	—	—	—
Class A	—	—	—	—
Class C	—	—	—	—
Total distributions to shareholders	(4,223)	(3,471)	(2,871)	(1,345)
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Investor Class	—	—	—	—
Trust Class	—	—	3,074	5,989
Advisor Class	—	—	—	—
Institutional Class	189,326	180,832	36,840	50,530
Class A	—	—	5,056	3,705
Class C	—	—	2,374	1,030
Class R3	—	—	416	35
Proceeds from reinvestment of dividends and distributions:
Investor Class	—	—	—	—
Trust Class	—	—	153	148
Advisor Class	—	—	—	—
Institutional Class	4,205	3,456	2,551	1,079
Class A	—	—	65	60
Class C	—	—	2	2
Class R3	—	—	1	—

Statements of Changes in Net Assets (cont'd)

Neuberger Berman Equity Funds (cont'd)

(000's omitted)
	GLOBAL THEMATIC OPPORTUNITIES FUND		GUARDIAN FUND		INTERNATIONAL FUND
	Year Ended August 31, 2012	Period from June 30, 2011 (Commencement of Operations) to August 31, 2011	Year Ended August 31, 2012	Year Ended August 31, 2011	Year Ended August 31, 2012	Year Ended August 31, 2011
Payments for shares redeemed:
Investor Class	—	—	(128,001)	(127,037)	(30,603)	(45,429)
Trust Class	—	—	(25,304)	(24,645)	(39,734)	(73,573)
Advisor Class	—	—	(235)	(109)	—	—
Institutional Class	(7,582)	(966)	(13,372)	(6,573)	—	—
Class A	(146)	—	(4,796)	(3,569)	(521)	(26)
Class C	(11)	—	(189)	(110)	(14)	—
Class R3	—	—	(426)	(115)	—	—
Redemption fees retained:
Investor Class	—	—	—	—	—	2
Trust Class	—	—	—	—	—	1
Institutional Class	—	—	—	—	—	—
Class A	—	—	—	—	—	—
Class C	—	—	—	—	—	—
Class R3	—	—	—	—	—	—
Net increase (decrease) from Fund share transactions	24,946	28,766	(76,610)	(44,288)	(46,978)	(85,773)
Voluntary Contribution from Management (Note B)	—	—	—	—	—	2,721
Net Increase (Decrease) in Net Assets	22,883	27,656	21,399	154,670	(51,522)	(33,592)
Net Assets:
Beginning of year	27,656	—	1,111,629	956,959	301,707	335,299
End of year	$50,539	$27,656	$1,133,028	$1,111,629	$250,185	$301,707
Undistributed net investment income (loss) at end of year	$214	$(16)	$8,756	$8,092	$—	$—
Distributions in excess of net investment income at end of year	$—	$—	$—	$—	$(421)	$(951)

See Notes to Financial Statements

	INTERNATIONAL INSTITUTIONAL FUND		INTERNATIONAL LARGE CAP FUND
	Year Ended August 31, 2012	Year Ended August 31, 2011	Year Ended August 31, 2012	Year Ended August 31, 2011
Payments for shares redeemed:
Investor Class	—	—	—	—
Trust Class	—	—	(6,848)	(19,007)
Advisor Class	—	—	—	—
Institutional Class	(50,412)	(20,693)	(26,650)	(34,663)
Class A	—	—	(2,066)	(9,229)
Class C	—	—	(799)	(664)
Class R3	—	—	(86)	(24)
Redemption fees retained:
Investor Class	—	—	—	—
Trust Class	—	—	—	—
Institutional Class	—	—	—	2
Class A	—	—	—	—
Class C	—	—	—	—
Class R3	—	—	—	—
Net increase (decrease) from Fund share transactions	143,119	163,595	14,083	(1,007)
Voluntary Contribution from Management (Note B)	—	—	—	—
Net Increase (Decrease) in Net Assets	148,969	174,525	11,131	19,469
Net Assets:
Beginning of year	342,597	168,072	187,475	168,006
End of year	$491,566	$342,597	$198,606	$187,475
Undistributed net investment income (loss) at end of year	$2,665	$—	$1,630	$1,446
Distributions in excess of net investment income at end of year	$—	$—	$—	$—

Statements of Changes in Net Assets (cont'd)

Neuberger Berman Equity Funds

(000's omitted)
	INTRINSIC VALUE FUND		LARGE CAP DISCIPLINED GROWTH FUND		LARGE CAP VALUE FUND
	Year Ended August 31, 2012	Year Ended August 31, 2011	Year Ended August 31, 2012	Year Ended August 31, 2011	Year Ended August 31, 2012	Year Ended August 31, 2011
Increase (Decrease) in Net Assets:
From Operations (Note A):
Net investment income (loss)	$(306)	$(456)	$2,312	$1,095	$21,046	$8,452
Net realized gain (loss) on investments	1,826	14,497	8,640	38,094	265,032	260,236
Change in net unrealized appreciation (depreciation) of investments	13,923	(11,232)	52,228	41,586	(176,465)	65,287
Net increase (decrease) in net assets resulting from operations	15,443	2,809	63,180	80,775	109,613	333,975
Distributions to Shareholders From (Note A):
Net investment income:
Investor Class	—	—	—	(3)	(5,044)	(1,651)
Trust Class	—	—	—	—	(744)	(41)
Advisor Class	—	—	—	—	(781)	—
Institutional Class	—	(280)	(1,020)	(1,073)	(1,276)	(512)
Class A	—	(5)	—	(17)	(337)	(1)
Class C	—	(0)	—	—	—	(0)
Class R3	—	—	—	—	(0)	(0)
Net realized gain on investments:
Investor Class	—	—	(694)	—	—	—
Trust Class	—	—	—	—	—	—
Advisor Class	—	—	—	—	—	—
Institutional Class	(12,140)	(3,436)	(24,715)	—	—	—
Class A	(862)	(72)	(2,394)	—	—	—
Class C	(649)	(3)	(1,542)	—	—	—
Class R3	—	—	(14)	—	—	—
Tax return of capital:
Institutional Class	—	—	—	—	—	—
Class A	—	—	—	—	—	—
Class C	—	—	—	—	—	—
Total distributions to shareholders	(13,651)	(3,796)	(30,379)	(1,093)	(8,182)	(2,205)
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Investor Class	—	—	4,286	5,825	24,450	74,334
Trust Class	—	—	—	—	17,308	38,654
Advisor Class	—	—	—	—	21,953	42,986
Institutional Class	33,373	41,002	279,948	274,226	43,403	96,923
Class A	4,404	11,755	51,959	30,062	41,776	3,028
Class C	3,200	7,696	6,513	10,912	105	40
Class R3	—	—	178	379	589	—
Proceeds from reinvestment of dividends and distributions:
Investor Class	—	—	688	3	4,822	1,578
Trust Class	—	—	—	—	717	40
Advisor Class	—	—	—	—	754	—
Institutional Class	11,053	3,704	19,730	763	1,250	494
Class A	713	77	2,034	14	336	1
Class C	225	2	413	—	—	—
Class R3	—	—	1	—	—	—

See Notes to Financial Statements

	MID CAP GROWTH FUND		MID CAP INTRINSIC VALUE FUND
	Year Ended August 31, 2012	Year Ended August 31, 2011	Year Ended August 31, 2012	Year Ended August 31, 2011
Increase (Decrease) in Net Assets:
From Operations (Note A):
Net investment income (loss)	$(2,786)	$(2,267)	$499	$372
Net realized gain (loss) on investments	27,805	65,527	10,085	12,321
Change in net unrealized appreciation (depreciation) of investments	34,016	60,375	(1,902)	7,548
Net increase (decrease) in net assets resulting from operations	59,035	123,635	8,682	20,241
Distributions to Shareholders From (Note A):
Net investment income:
Investor Class	—	—	(193)	(65)
Trust Class	—	—	(94)	(43)
Advisor Class	—	—	—	—
Institutional Class	—	—	(26)	(3)
Class A	—	—	(12)	(0)
Class C	—	—	—	—
Class R3	—	—	(0)	—
Net realized gain on investments:
Investor Class	(637)	—	—	—
Trust Class	(9)	—	—	—
Advisor Class	—	—	—	—
Institutional Class	(600)	—	—	—
Class A	(19)	—	—	—
Class C	—	—	—	—
Class R3	—	—	—	—
Tax return of capital:
Institutional Class	—	—	—	—
Class A	—	—	—	—
Class C	—	—	—	—
Total distributions to shareholders	(1,265)	—	(325)	(111)
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Investor Class	9,542	10,733	5,604	7,185
Trust Class	24,782	8,510	1,791	5,314
Advisor Class	3,283	4,083	—	—
Institutional Class	80,649	62,788	1,707	3,620
Class A	51,637	16,606	2,958	1,432
Class C	1,883	405	278	93
Class R3	3,110	747	11	124
Proceeds from reinvestment of dividends and distributions:
Investor Class	583	—	182	62
Trust Class	9	—	89	41
Advisor Class	—	—	—	—
Institutional Class	587	—	24	3
Class A	19	—	9	—
Class C	—	—	—	—
Class R3	—	—	—	—

Statements of Changes in Net Assets (cont'd)

Neuberger Berman Equity Funds (cont'd)

(000's omitted)
	INTRINSIC VALUE FUND		LARGE CAP DISCIPLINED GROWTH FUND		LARGE CAP VALUE FUND
	Year Ended August 31, 2012	Year Ended August 31, 2011	Year Ended August 31, 2012	Year Ended August 31, 2011	Year Ended August 31, 2012	Year Ended August 31, 2011
Payments for shares redeemed:
Investor Class	—	—	(3,368)	(3,962)	(205,342)	(268,716)
Trust Class	—	—	—	—	(247,987)	(251,604)
Advisor Class	—	—	—	—	(124,007)	(126,640)
Institutional Class	(26,719)	(12,601)	(291,213)	(120,864)	(153,702)	(61,130)
Class A	(5,390)	(2,413)	(30,384)	(30,147)	(42,840)	(1,356)
Class C	(2,012)	(1,008)	(11,602)	(10,420)	(11)	—
Class R3	—	—	(174)	(126)	—	—
Redemption fees retained:
Investor Class	—	—	—	—	—	—
Trust Class	—	—	—	—	—	—
Institutional Class	—	—	—	—	—	—
Class A	—	—	—	—	—	—
Class C	—	—	—	—	—	—
Class R3	—	—	—	—	—	—
Net increase (decrease) from Fund share transactions	18,847	48,214	29,009	156,665	(616,426)	(451,368)
Voluntary Contribution from Management (Note B)	—	—	—	—	—	—
Net Increase (Decrease) in Net Assets	20,639	47,227	61,810	236,347	(514,995)	(119,598)
Net Assets:
Beginning of year	128,848	81,621	658,386	422,039	2,107,409	2,227,007
End of year	$149,487	$128,848	$720,196	$658,386	$1,592,414	$2,107,409
Undistributed net investment income (loss) at end of year	$(265)	$—	$2,292	$1,001	$20,872	$8,175
Distributions in excess of net investment income at end of year	$—	$(179)	$—	$—	$—	$—

See Notes to Financial Statements

	MID CAP GROWTH FUND		MID CAP INTRINSIC VALUE FUND
	Year Ended August 31, 2012	Year Ended August 31, 2011	Year Ended August 31, 2012	Year Ended August 31, 2011
Payments for shares redeemed:
Investor Class	(31,832)	(45,446)	(11,497)	(26,056)
Trust Class	(16,029)	(8,218)	(9,950)	(72,798)
Advisor Class	(2,991)	(2,007)	—	—
Institutional Class	(35,317)	(99,978)	(1,255)	(517)
Class A	(18,501)	(9,011)	(888)	(134)
Class C	(237)	(62)	—	(10)
Class R3	(822)	(356)	—	—
Redemption fees retained:
Investor Class	—	—	—	—
Trust Class	—	—	—	—
Institutional Class	—	—	—	—
Class A	—	—	—	—
Class C	—	—	—	—
Class R3	—	—	—	—
Net increase (decrease) from Fund share transactions	70,355	(61,206)	(10,937)	(81,641)
Voluntary Contribution from Management (Note B)	—	—	—	—
Net Increase (Decrease) in Net Assets	128,125	62,429	(2,580)	(61,511)
Net Assets:
Beginning of year	512,655	450,226	75,667	137,178
End of year	$640,780	$512,655	$73,087	$75,667
Undistributed net investment income (loss) at end of year	$(2,110)	$—	$460	$295
Distributions in excess of net investment income at end of year	$—	$—	$—	$—

Statements of Changes in Net Assets (cont'd)

Neuberger Berman Equity Funds

(000's omitted)
	MULTI-CAP OPPORTUNITIES FUND		REAL ESTATE FUND		SELECT EQUITIES FUND
	Year Ended August 31, 2012	Year Ended August 31, 2011	Year Ended August 31, 2012	Year Ended August 31, 2011	Year Ended August 31, 2012	Year Ended August 31, 2011
Increase (Decrease) in Net Assets:
From Operations (Note A):
Net investment income (loss)	$3,305	$388	$4,985	$2,010	$(102)	$176
Net realized gain (loss) on investments	3,496	3,155	19,800	14,550	3,307	6,095
Change in net unrealized appreciation (depreciation) of investments	23,582	5,545	59,096	11,482	4,444	4,810
Net increase (decrease) in net assets resulting from operations	30,383	9,088	83,881	28,042	7,649	11,081
Distributions to Shareholders From (Note A):
Net investment income:
Investor Class	—	—	—	—	—	—
Trust Class	—	—	(3,514)	(3,358)	—	—
Advisor Class	—	—	—	—	—	—
Institutional Class	(257)	(363)	(2,540)	(1,252)	(62)	(165)
Class A	(0)	(1)	(681)	(238)	—	(75)
Class C	—	—	(79)	(33)	—	—
Class R3	—	—	(22)	(2)	—	—
Net realized gain on investments:
Investor Class	—	—	—	—	—	—
Trust Class	—	—	(998)	—	—	—
Advisor Class	—	—	—	—	—	—
Institutional Class	(3,256)	—	(650)	—	(2,106)	(588)
Class A	(10)	—	(217)	—	(2,335)	(936)
Class C	(7)	—	(51)	—	(923)	(374)
Class R3	—	—	(8)	—	—	—
Tax return of capital:
Institutional Class	—	—	—	—	—	—
Class A	—	—	—	—	—	—
Class C	—	—	—	—	—	—
Total distributions to shareholders	(3,530)	(364)	(8,760)	(4,883)	(5,426)	(2,138)
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Investor Class	—	—	—	—	—	—
Trust Class	—	—	110,949	138,594	—	—
Advisor Class	—	—	—	—	—	—
Institutional Class	383,753	69,807	125,290	108,485	6,440	15,320
Class A	2,776	559	46,011	44,074	5,242	11,389
Class C	180	155	11,776	8,984	1,641	2,667
Class R3	—	—	4,932	355	—	—
Proceeds from reinvestment of dividends and distributions:
Investor Class	—	—	—	—	—	—
Trust Class	—	—	4,426	3,267	—	—
Advisor Class	—	—	—	—	—	—
Institutional Class	388	16	2,218	643	1,725	653
Class A	6	—	779	207	2,128	915
Class C	5	—	99	21	697	237
Class R3	—	—	22	2	—	—

See Notes to Financial Statements

	SMALL CAP GROWTH FUND		SOCIALLY RESPONSIVE FUND
	Year Ended August 31, 2012	Year Ended August 31, 2011	Year Ended August 31, 2012	Year Ended August 31, 2011
Increase (Decrease) in Net Assets:
From Operations (Note A):
Net investment income (loss)	$(1,136)	$(1,759)	$14,414	$9,945
Net realized gain (loss) on investments	19,098	51,081	58,770	77,087
Change in net unrealized appreciation (depreciation) of investments	(6,745)	7,233	67,730	112,965
Net increase (decrease) in net assets resulting from operations	11,217	56,555	140,914	199,997
Distributions to Shareholders From (Note A):
Net investment income:
Investor Class	—	—	(3,089)	(921)
Trust Class	—	—	(3,004)	(696)
Advisor Class	—	—	—	—
Institutional Class	—	—	(2,793)	(765)
Class A	—	—	(623)	(104)
Class C	—	—	(37)	(6)
Class R3	—	—	(96)	(4)
Net realized gain on investments:
Investor Class	—	—	—	—
Trust Class	—	—	—	—
Advisor Class	—	—	—	—
Institutional Class	—	—	—	—
Class A	—	—	—	—
Class C	—	—	—	—
Class R3	—	—	—	—
Tax return of capital:
Institutional Class	—	—	—	—
Class A	—	—	—	—
Class C	—	—	—	—
Total distributions to shareholders	—	—	(9,642)	(2,496)
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Investor Class	3,704	5,673	180,373	139,144
Trust Class	1,809	4,236	110,344	164,774
Advisor Class	1,317	3,396	—	—
Institutional Class	5,807	24,584	167,990	281,194
Class A	1,093	2,105	33,348	71,454
Class C	485	183	4,785	10,253
Class R3	151	18	10,489	10,856
Proceeds from reinvestment of dividends and distributions:
Investor Class	—	—	2,906	867
Trust Class	—	—	2,971	687
Advisor Class	—	—	—	—
Institutional Class	—	—	2,664	718
Class A	—	—	517	86
Class C	—	—	27	4
Class R3	—	—	94	3

Statements of Changes in Net Assets (cont'd)

Neuberger Berman Equity Funds (cont'd)

(000's omitted)
	MULTI-CAP OPPORTUNITIES FUND		REAL ESTATE FUND		SELECT EQUITIES FUND
	Year Ended August 31, 2012	Year Ended August 31, 2011	Year Ended August 31, 2012	Year Ended August 31, 2011	Year Ended August 31, 2012	Year Ended August 31, 2011
Payments for shares redeemed:
Investor Class	—	—	—	—	—	—
Trust Class	—	—	(80,324)	(72,565)	—	—
Advisor Class	—	—	—	—	—	—
Institutional Class	(36,160)	(34,607)	(42,253)	(17,479)	(9,401)	(8,413)
Class A	(508)	(744)	(13,661)	(8,698)	(10,087)	(24,490)
Class C	(93)	—	(1,515)	(770)	(4,115)	(2,924)
Class R3	—	—	(901)	(39)	—	—
Redemption fees retained:
Investor Class	—	—	—	—	—	—
Trust Class	—	—	—	83	—	—
Institutional Class	—	—	—	27	—	—
Class A	—	—	—	7	—	—
Class C	—	—	—	1	—	—
Class R3	—	—	—	—	—	—
Net increase (decrease) from Fund share transactions	350,347	35,186	167,848	205,199	(5,730)	(4,646)
Voluntary Contribution from Management (Note B)	—	—	—	—	—	—
Net Increase (Decrease) in Net Assets	377,200	43,910	242,969	228,358	(3,507)	4,297
Net Assets:
Beginning of year	91,465	47,555	378,396	150,038	71,428	67,131
End of year	$468,665	$91,465	$621,365	$378,396	$67,921	$71,428
Undistributed net investment income (loss) at end of year	$3,252	$204	$—	$—	$—	$50
Distributions in excess of net investment income at end of year	$—	$—	$—	$—	$(11)	$—

See Notes to Financial Statements

	SMALL CAP GROWTH FUND		SOCIALLY RESPONSIVE FUND
	Year Ended August 31, 2012	Year Ended August 31, 2011	Year Ended August 31, 2012	Year Ended August 31, 2011
Payments for shares redeemed:
Investor Class	(12,911)	(38,006)	(160,774)	(187,556)
Trust Class	(6,732)	(13,552)	(144,546)	(101,822)
Advisor Class	(3,881)	(8,117)	—	—
Institutional Class	(78,776)	(30,528)	(110,839)	(51,612)
Class A	(1,311)	(1,630)	(32,424)	(7,369)
Class C	(197)	(11)	(1,984)	(695)
Class R3	(9)	(5)	(3,276)	(1,046)
Redemption fees retained:
Investor Class	—	—	—	—
Trust Class	—	—	—	—
Institutional Class	—	—	—	—
Class A	—	—	—	—
Class C	—	—	—	—
Class R3	—	—	—	—
Net increase (decrease) from Fund share transactions	(89,451)	(51,654)	62,665	329,940
Voluntary Contribution from Management (Note B)	—	—	—	—
Net Increase (Decrease) in Net Assets	(78,234)	4,901	193,937	527,441
Net Assets:
Beginning of year	195,306	190,405	1,648,965	1,121,524
End of year	$117,072	$195,306	$1,842,902	$1,648,965
Undistributed net investment income (loss) at end of year	$(763)	$—	$14,229	$9,638
Distributions in excess of net investment income at end of year	$—	$—	$—	$—

Statements of Changes in Net Assets (cont'd)

Neuberger Berman Equity Funds

(000's omitted)
	VALUE FUND
	Year Ended August 31, 2012	Year Ended August 31, 2011
Increase (Decrease) in Net Assets:
From Operations (Note A):
Net investment income (loss)	$46	$20
Net realized gain (loss) on investments	169	239
Change in net unrealized appreciation (depreciation) of investments	105	8
Net increase (decrease) in net assets resulting from operations	320	267
Distributions to Shareholders From (Note A):
Net investment income:
Investor Class	—	—
Trust Class	—	—
Advisor Class	—	—
Institutional Class	(16)	(11)
Class A	(3)	—
Class C	(0)	—
Class R3	—	—
Net realized gain on investments:
Investor Class	—	—
Trust Class	—	—
Advisor Class	—	—
Institutional Class	—	—
Class A	—	—
Class C	—	—
Class R3	—	—
Tax return of capital:
Institutional Class	—	—
Class A	—	—
Class C	—	—
Total distributions to shareholders	(19)	(11)
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Investor Class	—	—
Trust Class	—	—
Advisor Class	—	—
Institutional Class	2,542	1,833
Class A	1,305	365
Class C	22	31
Class R3	—	—
Proceeds from reinvestment of dividends and distributions:
Investor Class	—	—
Trust Class	—	—
Advisor Class	—	—
Institutional Class	16	11
Class A	3	—
Class C	—	—
Class R3	—	—

See Notes to Financial Statements

Statements of Changes in Net Assets (cont'd)

Neuberger Berman Equity Funds (cont'd)

(000's omitted)
	VALUE FUND
	Year Ended August 31, 2012	Year Ended August 31, 2011
Payments for shares redeemed:
Investor Class	—	—
Trust Class	—	—
Advisor Class	—	—
Institutional Class	(2,733)	(677)
Class A	(168)	—
Class C	—	—
Class R3	—	—
Redemption fees retained:
Investor Class	—	—
Trust Class	—	—
Institutional Class	—	—
Class A	—	—
Class C	—	—
Class R3	—	—
Net increase (decrease) from Fund share transactions	987	1,563
Voluntary Contribution from Management (Note B)	—	—
Net Increase (Decrease) in Net Assets	1,288	1,819
Net Assets:
Beginning of year	3,026	1,207
End of year	$4,314	$3,026
Undistributed net investment income (loss) at end of year	$47	$20
Distributions in excess of net investment income at end of year	$—	$—

See Notes to Financial Statements

Notes to Financial Statements Equity Funds

Note A—Summary of Significant Accounting Policies:

1	General: Neuberger Berman Equity Funds (the "Trust") is a Delaware statutory trust organized pursuant to an Amended and Restated Trust Instrument dated June 24, 2009. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and its shares are registered under the 1933 Act. The Funds are separate operating series of the Trust, each of which (except Multi-Cap Opportunities, Real Estate (effective June 19, 2012) and Select Equities) is diversified. Under the 1940 Act, the status of a Fund that was registered as non-diversified may, under certain circumstances, change to that of a diversified fund. Ten Funds offer Investor Class shares, eleven offer Trust Class shares, six offer Advisor Class shares, twenty offer Institutional Class shares, nineteen offer Class A shares, nineteen offer Class C shares, and eleven offer Class R3 shares. The Board may establish additional series or classes of shares without the approval of shareholders.

The assets of each Fund belong only to that Fund, and the liabilities of each Fund are borne solely by that Fund and no other.

The preparation of financial statements in accordance with U.S. generally accepted accounting principles ("GAAP") requires Management to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

2	Portfolio valuation: Investment securities are valued as indicated in the notes following the Funds' Schedule of Investments.

3	Foreign currency translation: The accounting records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars using the exchange rate as of 4:00 p.m., Eastern time, to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses, are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions. Net unrealized foreign currency gain (loss), if any, arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates and is stated separately in the Statements of Operations.

4	Securities transactions and investment income: Securities transactions are recorded on trade date for financial reporting purposes. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as the Fund becomes aware of the dividends. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of discount on securities for Equity Income, accretion of original issue discount, where applicable, and accretion of discount on short-term investments, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost and stated separately in the Statements of Operations. Included in net realized gain (loss) on investments are proceeds from the settlements of class action litigation in which the Funds participated as class members. The amounts of such proceeds for the year ended August 31, 2012 were $581, $96,904, $577,736, $337,798, $103,704, $122,104, $868, $52,085, $66,354, $83,446, $919, $6,016, $9,520 and $17,274 for Equity Income, Focus, Genesis, Guardian, International, Intrinsic Value, Large Cap Disciplined Growth, Large Cap Value, Mid Cap Growth, Mid Cap Intrinsic Value, Multi-Cap Opportunities, Real Estate, Small Cap Growth and Socially Responsive, respectively.

5	Income tax information: The Funds are treated as separate entities for U.S. federal income tax purposes. It is the policy of each Fund to continue to qualify as a regulated investment company by complying with the requirements of the U.S. Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its earnings to its shareholders. To the extent a Fund distributes substantially all of its earnings to shareholders, no federal income or excise tax provision is required.

The Funds have adopted the provisions of ASC 740 "Income Taxes" ("ASC 740"). ASC 740 sets forth a minimum threshold for financial statement recognition of a tax position taken, or expected to be taken, in a tax return. The Funds recognize interest and penalties, if any, related to unrecognized tax positions as an income tax expense in the Statements of Operations. The Funds are subject to examination by U.S. federal and state tax authorities for returns filed for the prior three fiscal years 2009-2011. As of August 31, 2012, the Funds did not have any unrecognized tax positions.

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by each Fund, timing differences and differing characterization of distributions made by each Fund as a whole. The Funds may also utilize earnings and profits distributed to shareholders on redemption of their shares as a part of the dividends paid deduction for income tax purposes.

As determined on August 31, 2012, permanent differences resulting primarily from different book and tax accounting were reclassified at year end. Such differences may be attributed to one or more of the following: net operating losses, defaulted bonds, contingent payment debt instrument basis adjustments, premium amortization adjustments, partnership and grantor trust income adjustments, distribution redesignations, foreign capital gains tax, foreign currency gains and losses, non-deductible 12b-1 fees, non-taxable distributions from stocks, ordinary loss netting to reduce short term capital gains, passive foreign investment companies gains and losses, distributions in excess of earnings, return of capital non-taxable dividend adjustment to income 9/1/11-12/31/11, return of capital distributions and characterization of distributions from real estate investment trusts ("REITs"). These reclassifications had no effect on net income, net asset value ("NAV") or NAV per share of each Fund. For the year ended August 31, 2012, the Funds recorded the following permanent reclassifications:

	Paid-in Capital	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gains (Losses) on Investments
Emerging Markets Equity	$(2)	$(238,324)	$238,326
Equity Income	2	1,327,383	(1,327,385)
Focus	1	61	(62)
Genesis	1	(643,290)	643,289
Global Equity	(1,282)	(3,529)	4,811
Global Thematic Opportunities	(8,895)	72,750	(63,855)
Guardian	—	(7,756)	7,756
International	(436,934)	276,710	160,224
International Institutional	—	(458,040)	458,040
International Large Cap	(2)	(168,691)	168,693
Intrinsic Value	1	219,722	(219,723)
Large Cap Disciplined Growth	—	(1,002)	1,002
Large Cap Value	—	(167,275)	167,275
Mid Cap Growth	(814,684)	675,341	139,343
Mid Cap Intrinsic Value	—	(8,816)	8,816
Multi-Cap Opportunities	(1)	(5)	6
Real Estate	147,609	1,850,284	(1,997,893)
Select Equities	—	103,716	(103,716)
Small Cap Growth	(376,649)	373,358	3,291
Socially Responsive	—	(180,891)	180,891
Value	(1)	(181)	182

For tax purposes, short-term gains are considered ordinary income.

The tax character of distributions paid during the years ended August 31, 2012 and August 31, 2011 were as follows:

	Distributions Paid From:
	Ordinary Income			Long-Term Capital Gain			Return of Capital			Total
	2012	2011		2012	2011		2012	2011		2012	2011
Emerging Markets Equity	$746,994	$260,779		$—	$546,041		$—	$—		$746,994	$806,820
Equity Income	67,214,969	28,980,423		9,314,438	—		—	—		76,529,407	28,980,423
Focus	2,770,127	3,145,492		—	—		—	—		2,770,127	3,145,492
Genesis	136,435,252	—		295,331,935	—		—	—		431,767,187	—
Global Equity	32,911	—	(1)	—	—	(1)	48,045	—	(1)	80,956	—	(1)
Global Thematic Opportunities	62,415	—	(1)	—	—	(1)	—	—	(1)	62,415	—	(1)
Guardian	8,096,859	3,835,761		—	—		—	—		8,096,859	3,835,761
International	2,060,022	3,714,343		—	—		—	—		2,060,022	3,714,343
International Institutional	4,223,282	3,471,677		—	—		—	—		4,223,282	3,471,677
International Large Cap	2,871,419	1,345,152		—	—		—	—		2,871,419	1,345,152
Intrinsic Value	249,640	773,419		13,401,827	3,022,518		—	—		13,651,467	3,795,937
Large Cap Disciplined Growth	1,020,034	1,092,590		29,359,244	—		—	—		30,379,278	1,092,590
Large Cap Value	8,181,649	2,204,971		—	—		—	—		8,181,649	2,204,971
Mid Cap Growth	—	—		1,265,496	—		—	—		1,265,496	—
Mid Cap Intrinsic Value	325,011	111,346		—	—		—	—		325,011	111,346
Multi-Cap Opportunities	3,530,521	363,704		—	—		—	—		3,530,521	363,704
Real Estate	6,836,033	4,883,092		1,924,275	—		—	—		8,760,308	4,883,092
Select Equities	2,880,552	742,451		2,544,641	1,396,018		—	—		5,425,193	2,138,469
Small Cap Growth	—	—		—	—		—	—		—	—
Socially Responsive	9,641,949	2,495,671		—	—		—	—		9,641,949	2,495,671
Value	19,494	11,626		—	—		—	—		19,494	11,626

(1)	Period from June 30, 2011 (Commencement of Operations) to August 31, 2011.

As of August 31, 2012, the components of distributable earnings (accumulated losses) on a U.S. federal income tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Gain	Unrealized Appreciation (Depreciation)	Loss Carryforwards and Deferrals	Other Temporary Differences	Total
Emerging Markets Equity	$680,400	$—	$3,481,279	$(21,182,109)	$(53,192)	$(17,073,622)
Equity Income	29,519,857	15,056,469	149,907,610	—	—	194,483,936
Focus	3,817,288	—	62,906,748	(8,642,610)	—	58,081,426
Genesis	—	356,210,301	4,232,861,119	—	—	4,589,071,420
Global Equity	—	—	87,301	(135,181)	—	(47,880)
Global Thematic Opportunities	220,507	—	34,175	(3,411,454)	(6,991)	(3,163,763)

	Undistributed Ordinary Income	Undistributed Long-Term Gain	Unrealized Appreciation (Depreciation)	Loss Carryforwards and Deferrals	Other Temporary Differences	Total
Guardian	$8,755,753	$13,953,985	$222,844,042	$—	$—	$245,553,780
International	—	—	30,548,896	(180,777,530)	—	(150,228,634)
International Institutional	3,163,200	—	21,677,451	(170,748,212)	(3,418)	(145,910,979)
International Large Cap	1,685,917	—	14,623,654	(62,538,379)	(55,619)	(46,284,427)
Intrinsic Value	—	1,491,741	6,951,495	(1,078,867)	(165,855)	7,198,514
Large Cap Disciplined Growth	2,308,031	14,873,933	82,087,576	—	(16,147)	99,253,393
Large Cap Value	20,872,430	—	79,922,878	(33,896,855)	—	66,898,453
Mid Cap Growth	—	4,145,137	177,027,082	(2,109,814)	—	179,062,405
Mid Cap Intrinsic Value	460,680	—	4,915,630	(5,621,111)	—	(244,801)
Multi-Cap Opportunities	5,574,775	2,213,209	23,231,318	—	—	31,019,302
Real Estate	—	10,155,618	96,832,015	—	—	106,987,633
Select Equities	285,361	2,915,299	8,282,736	—	(10,663)	11,472,733
Small Cap Growth	—	—	11,088,142	(45,911,213)	—	(34,823,071)
Socially Responsive	14,228,964	—	242,037,304	(38,479,319)	—	217,786,949
Value	46,494	—	68,394	(668,046)	—	(553,158)

The differences between book basis and tax basis distributable earnings are primarily due to: wash sales, defaulted bonds, common stock basis adjustments, capital loss carryforwards, post October loss deferrals, return of capital basis adjustments, organization expenses, passive foreign investment companies, contingent payment debt instrument basis adjustments, premium amortization accruals, forward contracts mark to market, partnership and trust basis adjustments, non-taxable dividend adjustments and convertible preferred stock basis adjustments.

To the extent each Fund's net realized capital gains, if any, can be offset by capital loss carryforwards, it is the policy of each Fund not to distribute such gains. The Regulated Investment Company ("RIC") Modernization Act of 2010 (the "Act") became effective for the Funds on September 1, 2011. The Act modernizes several of the federal income and excise tax provisions related to RICs. Among the changes made are changes to the capital loss carryforward rules allowing for RICs to carry forward capital losses indefinitely and to retain the character of capital loss carryforwards as short-term or long-term ("Post-Enactment"). Rules in effect previously limited the carryforward period to eight years and all carryforwards were considered short-term in character ("Pre-Enactment"). As determined at August 31, 2012, the following Funds had unused capital loss carryforwards available for federal income tax purposes to offset net realized capital gains, if any, as follows:

	Pre-Enactment
	Expiring in:
	2016	2017	2018
Focus	$—	$—	$8,642,610
International	—	62,500,511	114,232,268
International Institutional	—	85,006,896	78,142,921
International Large Cap	—	22,353,356	36,160,452
Large Cap Value	—	—	26,442,932
Mid Cap Intrinsic Value	—	—	5,621,111
Small Cap Growth	—	23,924,873	21,223,467
Socially Responsive	—	—	38,479,319
Value	—	—	668,046

	Post-Enactment (No Expiration Date)
	Long-Term	Short-Term
Emerging Markets Equity	$—	$6,354,644
Global Equity	—	17,053
Global Thematic Opportunities	—	1,252,704
International Institutional	—	1,177,174

Post-Enactment capital loss carryforwards must be fully used before Pre-Enactment capital loss carryforwards; therefore, under certain circumstances, Pre-Enactment capital loss carryforwards available as of the report date may expire unused.

During the year ended August 31, 2012, Focus, Guardian, International, International Large Cap, Large Cap Value, Mid Cap Growth, Mid Cap Intrinsic Value, Real Estate, Small Cap Growth, Socially Responsive and Value utilized capital loss carryforwards of $12,749,959, $20,164,603, $9,235,724, $410,595, $279,548,269, $22,285,281, $8,745,225, $3,878,676, $18,140,041, $57,996,265 and $224,303, respectively.

Under current tax regulations, capital losses on investment transactions realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. Under the Act, the Funds may also defer any realized late-year ordinary losses as occurring on the first day of the following fiscal year. Late-year ordinary losses represent ordinary losses realized on investment transactions after December 31 and specified losses (ordinary losses from the sale, exchange, or other disposition of property, net foreign currency losses and net passive foreign investment company mark to market losses) realized on investment transactions after October 31. For the year ended August 31, 2012, the Funds elected to defer the following late-year ordinary losses and post October capital losses:

	Late-Year Ordinary Loss Deferral	Post October Capital Loss Deferral
Emerging Markets Equity	$—	$14,827,465
Global Equity	—	118,128
Global Thematic Opportunities	—	2,158,750
International	—	4,044,751
International Institutional	—	6,421,221
International Large Cap	—	4,024,571
Intrinsic Value	99,314	979,553
Large Cap Value	—	7,453,923
Mid Cap Growth	2,109,814	—
Small Cap Growth	762,873	—

6	Foreign taxes: Foreign taxes withheld represent amounts withheld by foreign tax authorities, net of refunds recoverable.

7	Distributions to shareholders: Each Fund may earn income, net of expenses, daily on its investments.

Distributions from net investment income and net realized capital gains, if any, generally are distributed once a year (usually in December) and are recorded on the ex-date. However, Equity Income and Real Estate generally distribute substantially all of their net investment income, if any, at the end of each calendar quarter.

It is the policy of each of Equity Income, Mid Cap Intrinsic Value and Real Estate to pass through to its shareholders substantially all REIT distributions and other income it receives, less operating expenses. The distributions received from REITs held by Equity Income, Mid Cap Intrinsic Value and Real Estate are generally composed of income, capital gains, and/or return of REIT capital, but the REITs do not report this information to Equity Income, Mid Cap Intrinsic Value and Real Estate until the following calendar year. At August 31, 2012,

Equity Income, Mid Cap Intrinsic Value and Real Estate estimated these amounts within the financial statements since the information is not available from the REITs until after each Fund's fiscal year-end. For the year ended August 31, 2012, the character of distributions paid to shareholders of Equity Income, Mid Cap Intrinsic Value and Real Estate disclosed within the Statements of Changes in Net Assets is based on estimates made at that time. All estimates are based upon REIT information sources available to Equity Income, Mid Cap Intrinsic Value and Real Estate together with actual IRS Forms 1099DIV received to date. Based on past experience it is possible that a portion of Equity Income's, Mid Cap Intrinsic Value's and Real Estate's distributions during the current fiscal year will be considered tax return of capital, but the actual amount of the tax return of capital, if any, is not determinable until after each Fund's fiscal year-end. After calendar year-end, when Equity Income, Mid Cap Intrinsic Value and Real Estate learn the nature of the distributions paid by REITs during that year, distributions previously identified as income are often re-characterized as return of capital and/or capital gain. After all applicable REITs have informed Equity Income, Mid Cap Intrinsic Value and Real Estate of the actual breakdown of distributions paid to Equity Income, Mid Cap Intrinsic Value and Real Estate during its fiscal year, estimates previously recorded are adjusted on the books of Equity Income, Mid Cap Intrinsic Value and Real Estate to reflect actual results. As a result, the composition of Equity Income's, Mid Cap Intrinsic Value's and Real Estate's distributions as reported herein may differ from the final composition determined after calendar year-end and reported to Equity Income, Mid Cap Intrinsic Value and Real Estate shareholders on IRS Form 1099DIV.

8	Expense allocation: Certain expenses are applicable to multiple funds. Expenses directly attributable to a Fund are charged to that Fund. Expenses of the Trust that are not directly attributable to a particular series of the Trust (e.g., a Fund) are allocated among the series of the Trust, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the series can otherwise be made fairly. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which Management serves as investment manager, that are not directly attributable to a particular investment company in the complex (e.g., the Trust) or series thereof are allocated among the investment companies in the complex or series thereof, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the investment companies in the complex or series thereof can otherwise be made fairly. Each Fund's expenses (other than those specific to each class) are allocated proportionally each day among the classes based upon the relative net assets of each class.

9	Redemption of fund shares: Prior to June 1, 2011, each class of Emerging Markets Equity, International, International Institutional, and International Large Cap charged a redemption fee of 2%, and each class of Real Estate charged a redemption fee of 1%, on shares redeemed or exchanged for shares of another fund within 60 days or less of the purchase date. As of June 1, 2011, the Funds no longer charge a redemption fee.

10	Investments in foreign securities: Investing in foreign securities may involve certain sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks include the possibility of adverse political and economic developments (including political instability, nationalization, expropriation, or confiscatory taxation) and the potentially adverse effects of unavailability of public information regarding issuers, less governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States. Foreign securities also may experience greater price volatility, higher rates of inflation, and delays in settlement.

11	Derivative instruments: During the year ended August 31, 2012, certain of the Funds' use of derivatives, as described below, was limited to written option transactions. The Funds have adopted the provisions of ASC 815 "Derivatives and Hedging" ("ASC 815"). The disclosure requirements of ASC 815 distinguish between derivatives that qualify for hedge accounting and those that do not. Because investment companies value their derivatives at fair value and recognize changes in fair value through the Statement of Operations, they do not qualify for hedge accounting. Accordingly, even though a Fund's investments in derivatives may represent economic hedges, they are considered non-hedge transactions for purposes of this disclosure.

Options: Premiums received by a Fund upon writing a covered call option or a put option are recorded in the liability section of the Fund's Statement of Assets and Liabilities and are subsequently adjusted to the current market value. When an option is exercised, closed, or expired, the Fund realizes a gain or loss and the liability is eliminated.

When writing a covered call option, a Fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security above the exercise price, but conversely retains the risk of loss should the price of the security decline. When writing a put option, the Fund, in return for the premium, takes the risk that it must purchase the underlying security at a price that may be higher than the current market price of the security. If a covered call or a put option that the Fund has written expires unexercised, the Fund will realize a gain in the amount of the premium. All securities covering outstanding call options are held in escrow by the custodian bank.

Premiums paid by a Fund upon purchasing a call or put option are recorded in the asset section of the Fund's Statement of Assets and Liabilities and are subsequently adjusted to the current market value. When an option is exercised, closed, or expired, the Fund realizes a gain or loss and the asset is eliminated.

Written option transactions were used in an attempt to generate incremental returns for Equity Income for the year ended August 31, 2012. Written option transactions for Equity Income for the year ended August 31, 2012 were:

Equity Income

	Put Options		Call Options
	Number	Value When Written	Number	Value When Written
Contracts outstanding 8/31/2011	250	$63,000	1,700	$280,000
Contracts written	17,000	2,734,000	19,100	2,308,000
Contracts expired	(300)	(30,000)	(700)	(83,000)
Contracts exercised	(1,000)	(209,000)	(2,400)	(359,000)
Contracts closed	(12,200)	(2,058,000)	(8,900)	(1,161,000)
Contracts outstanding 8/31/2012	3,750	$500,000	8,800	$985,000

At August 31, 2012, Equity Income had the following derivatives (which did not qualify for hedge accounting under ASC 815), grouped by primary risk exposure:

Liability Derivatives

	Equity Contracts Risk	Statements of Assets and Liabilities Location
Option Contracts Written	$(1,797,000)	Options contracts
Total Value	$(1,797,000)	written, at value

The impact of the use of these derivative instruments on the Statements of Operations during the year ended August 31, 2012 was as follows:

Realized Gain (Loss)

Equity Income	Equity Contracts Risk	Statements of Operations Location
Option Contracts Written	$2,118,000	Net realized gain
Total Realized Gain (Loss)	$2,118,000	(loss) on: options written

Change in Appreciation (Depreciation)

Equity Income	Equity Contracts Risk	Statements of Operations Location
Option Contracts Written	$242,000	Change in net unrealized appreciation
Total Change in Appreciation (Depreciation)	$242,000	(depreciation) in value of: options written

For the year ended August 31, 2012, Equity Income had an average market value of $1,052,000 in written options.

While the Funds may receive rights and warrants in connection with their investments in securities, these rights and warrants are not considered "derivative instruments" under ASC 815. Management has concluded that the Funds, except Equity Income, did not hold any derivative instruments during the year ended August 31, 2012 that require additional disclosures pursuant to ASC 815.

12	Indemnifications: Like many other companies, the Trust's organizational documents provide that its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, both in some of its principal service contracts and in the normal course of its business, the Trust enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Trust's maximum exposure under these arrangements is unknown as this could involve future claims against the Trust.

13	Expense offset arrangement: Each Fund has an expense offset arrangement in connection with its custodian contract. For the year ended August 31, 2012, the impact of this arrangement was a reduction of expenses of $46, $1,236, $507, $720, $0, $10, $37, $61, $82, $45, $2, $6, $695, $178, $1, $62, $13, $16, $19, $130 and $0 for Emerging Markets Equity, Equity Income, Focus, Genesis, Global Equity, Global Thematic Opportunities, Guardian, International, International Institutional, International Large Cap, Intrinsic Value, Large Cap Disciplined Growth, Large Cap Value, Mid Cap Growth, Mid Cap Intrinsic Value, Multi-Cap Opportunities, Real Estate, Select Equities, Small Cap Growth, Socially Responsive and Value, respectively.

14	Other: All net investment income and realized and unrealized capital gains and losses of each Fund are allocated, on the basis of relative net assets, pro rata among its respective classes.

Note B—Management Fees, Administration Fees, Distribution Arrangements, and Other Transactions with Affiliates:

Each Fund retains Management as its investment manager under a Management Agreement. For such investment management services, each Fund pays Management a fee according to the following table:

Investment Management Fee as a Percentage of Average Daily Net Assets:

First $250 million	Next $250 million	Next $250 million	Next $250 million	Next $500 million	Next $500 million	Next $500 million	Next $1.5 billion	Thereafter
For Genesis, Intrinsic Value, and Small Cap Growth:
0.85%	0.80%	0.75%	0.70%	0.65%	0.65%	0.65%	0.65%	0.65%
For Emerging Markets Equity:
1.00%	0.975%	0.95%	0.925%	0.90%	0.875%	0.875%	0.875%	0.85%
For Real Estate:
0.80%	0.80%	0.80%	0.80%	0.80%	0.80%	0.80%	0.80%	0.80%
For International and International Institutional:
0.85%	0.825%	0.80%	0.775%	0.75%	0.725%	0.725%	0.70%	0.70%

First $250 million	Next $250 million	Next $250 million	Next $250 million	Next $500 million	Next $500 million	Next $500 million	Next $1.5 billion	Thereafter
For Equity Income, Focus, Guardian, International Large Cap, Large Cap Disciplined Growth, Large Cap Value, Mid Cap Growth, Mid Cap Intrinsic Value(1), Select Equities, Socially Responsive and Value:
0.55%	0.525%	0.50%	0.475%	0.45%	0.425%	0.425%	0.425%	0.40%
For Multi-Cap Opportunities:
0.60%	0.575%	0.55%	0.525%	0.50%	0.475%	0.475%	0.475%	0.45%
For Global Equity:
0.75%	0.725%	0.70%	0.675%	0.65%	0.625%	0.625%	0.625%	0.60%
For Global Thematic Opportunities:
0.85%	0.825%	0.80%	0.775%	0.75%	0.725%	0.725%	0.725%	0.70%

(1)	Management has voluntarily agreed to waive its management fee in the amount of 0.25% of the average daily net assets of Mid Cap Intrinsic Value (0.15% prior to February 1, 2012). Management may, at its sole discretion, modify or terminate this voluntary waiver without notice to the Fund. For the year ended August 31, 2012, such waived fees amounted to $153,925 for Mid Cap Intrinsic Value.

Accordingly, for the year ended August 31, 2012, the management fee pursuant to the Management Agreement was equivalent to an annual effective rate of each Fund's average daily net assets, as follows:

	Effective Rate		Effective Rate
Emerging Markets Equity	1.00%	Large Cap Disciplined Growth	.53%
Equity Income	.47%	Large Cap Value	.48%
Focus	.53%	Mid Cap Growth	.53%
Genesis	.66%	Mid Cap Intrinsic Value	.34%
Global Equity	.75%	Multi-Cap Opportunities	.60%
Global Thematic Opportunities	.85%	Real Estate	.80%
Guardian	.51%	Select Equities	.55%
International	.85%	Small Cap Growth	.85%
International Institutional	.84%	Socially Responsive	.48%
International Large Cap	.55%	Value	.55%
Intrinsic Value	.85%

Each Fund retains Management as its administrator under an Administration Agreement. Each Fund pays Management an administration fee at the annual rate of 0.06% of its average daily net assets under this Agreement. In addition, each Fund's Investor Class, Class A, Class C and Class R3 pays Management an administration fee at the annual rate of 0.20% of its average daily net assets, each Fund's Trust Class and Advisor Class pays Management an administration fee at the annual rate of 0.34% of its average daily net assets, and each Fund's Institutional Class pays Management an administration fee at the annual rate of 0.09% of its average daily net assets. Additionally, Management retains State Street Bank and Trust Company ("State Street") as its sub-administrator under a Sub-Administration Agreement. Management pays State Street a fee for all services received under the agreement.

For the Trust Class of Focus, Guardian, International Large Cap, Large Cap Value, Mid Cap Intrinsic Value, Real Estate, Small Cap Growth and Socially Responsive, the Advisor Class of each Fund, and Class A, Class C and Class R3 of each Fund, Management acts as agent in arranging for the sale of class shares without commission and bears advertising and promotion expenses. The Board has adopted distribution plans (each a "Plan", collectively, the "Plans") with respect to these classes, pursuant to Rule 12b-1 under the 1940 Act. The Plans provide that, as compensation for administrative and other services provided to these classes, Management's activities and expenses related to the sale and distribution of these classes of shares, and ongoing services provided to investors in these classes, Management receives from each of these classes a fee at the annual rate of 0.10% of such Trust Class's, 0.25% of such Advisor Class's, 0.25% of such Class A's, 1.00% of such Class C's and 0.50% of such Class R3's average daily net assets. Management receives this amount to provide distribution and shareholder servicing for those classes and pays a portion of it to institutions that provide such services. Those institutions may use the payments for, among other purposes, compensating employees engaged in sales and/or shareholder servicing. The amount of fees paid by each class during any year could have been more or less than the cost of distribution and other services provided to that class. FINRA rules limit the amount of annual distribution fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid. The Trust's Plans comply with those rules.

Management has contractually agreed to forgo current payment of fees and/or reimburse certain expenses of the Investor Class of each of International, Large Cap Disciplined Growth, Mid Cap Intrinsic Value and Small Cap Growth and the Trust Class, Advisor Class, Institutional Class, Class A, Class C and Class R3 of each Fund that offers those classes so that the total annual operating expenses of those classes do not exceed the expense limitations as detailed in the following table. These undertakings apply to a Fund's direct expenses and do not cover interest, taxes, brokerage commissions, acquired fund fees and expenses, extraordinary expenses and dividend expense on short sales, if any; consequently, net expenses may exceed the contractual expense limitations. Each Fund has agreed that each of its respective classes will repay Management for fees and expenses forgone or reimbursed for that class provided that repayment does not cause the class's annual operating expenses to exceed its contractual expense limitation in place at the time the fees and expenses were forgone or reimbursed. The Institutional Class of each of Multi-Cap Opportunities and Value has agreed to repay the fees and expenses forgone or reimbursed for that Fund's Trust Class prior to December 21, 2009 and April 19, 2010, respectively, provided that the repayment does not cause the class's annual operating expenses to exceed its contractual expense limitation in place at the time the fees and expenses were forgone or reimbursed. Any such repayment must be made within three years after the year in which Management incurred the expense. During the year ended August 31, 2012, the Institutional Class of Equity Income, Class A of Equity Income, Class C of Equity Income, Class R3 of Equity Income, the Advisor Class of Guardian, the Institutional Class of Guardian, the Investor Class of Large Cap Disciplined Growth, Class A of Large Cap Value, the Advisor Class of Mid Cap Growth, the Institutional Class of Multi-Cap Opportunities, Class A of Multi-Cap Opportunities, Class A of Socially Responsive and Class R3 of Socially Responsive reimbursed Management $123,385, $484,371, $44,624, $268, $999, $7, $13,020, $3,361, $12,953, $135,434, $999, $2,639 and $1,453, respectively, under its contractual expense limitation agreement. At August 31, 2012, contingent liabilities to Management under the agreement were as follows:

			Expenses Reimbursed In Fiscal Period Ending, August 31,
			2010		2011	2012
			Subject to Repayment until August 31,
Class	Contractual Expense Limitation(1)	Expiration	2013		2014	2015
Emerging Markets Equity Fund Institutional Class	1.25%	8/31/15	$337,197		$800,846	$680,473
Emerging Markets Equity Fund Class A	1.50%	8/31/15	191,189		114,075	30,719
Emerging Markets Equity Fund Class C	2.25%	8/31/15	11,530		13,198	8,678
Emerging Markets Equity Fund Class R3	1.91%	8/31/15	2,284	(10)	2,132	470
Equity Income Fund Institutional Class	0.80%	8/31/15	—		—	—
Equity Income Fund Class A	1.16%	8/31/15	—		—	—
Equity Income Fund Class C	1.91%	8/31/15	—		—	—

				Expenses Reimbursed In Fiscal Period Ending, August 31,
				2010		2011		2012
				Subject to Repayment until August 31,
Class	Contractual Expense Limitation(1)		Expiration	2013		2014		2015
Equity Income Fund Class R3	1.41%		8/31/15	$1,772	(10)	$1,618		$—
Focus Fund Trust Class	1.50%		8/31/15	—		—		—
Focus Fund Advisor Class	1.50%		8/31/22	—		—		—
Focus Fund Institutional Class	0.75%		8/31/15	2,035	(10)	2,813		2,815
Focus Fund Class A	1.11%		8/31/15	2,035	(10)	1,836		570
Focus Fund Class C	1.86%		8/31/15	2,036	(10)	1,723		322
Genesis Fund Trust Class	1.50%		8/31/15	—		—		—
Genesis Fund Advisor Class	1.50%		8/31/22	—		—		—
Genesis Fund Institutional Class	0.85%		8/31/22	783,406		699,320		526,949
Global Equity Fund Institutional Class	1.15%		8/31/15	—		140,976	(13)	268,266
Global Equity Fund Class A	1.51%		8/31/15	—		11,381	(13)	7,900
Global Equity Fund Class C	2.26%		8/31/15	—		9,265	(13)	4,712
Global Thematic Opportunities Fund Institutional Class	1.25%		8/31/15	—		154,263	(13)	229,703
Global Thematic Opportunities Fund Class A	1.61%		8/31/15	—		2,585	(13)	3,105
Global Thematic Opportunities Fund Class C	2.36%		8/31/15	—		2,176	(13)	885
Guardian Fund Trust Class	1.50%		8/31/15	—		—		—
Guardian Fund Advisor Class	1.50%		8/31/22	6,275		—		—
Guardian Fund Institutional Class	0.75%		8/31/15	—		—		—
Guardian Fund Class A	1.11%		8/31/15	2,942		2,166		1,454
Guardian Fund Class C	1.86%		8/31/15	1,149		296		279
Guardian Fund Class R3	1.36%		8/31/15	1,052		140		146
International Fund Investor Class	1.40%		8/31/15	16,392		290,850		102,037
International Fund Trust Class	2.00%		8/31/22	—		—		—
International Fund Class A	1.51%		8/31/15	—		2,210	(11)	4,119
International Fund Class C	2.26%		8/31/15	—		1,681	(11)	402
International Institutional Fund Institutional Class	0.85	%(2)	8/31/22	827,327		976,101		1,211,689
International Large Cap Fund Trust Class	1.25%		8/31/15	84,392		36,362		23,177
International Large Cap Fund Institutional Class	0.90%		8/31/15	181,331		174,363		151,893
International Large Cap Fund Class A	1.30	%(2)	8/31/15	15,818		7,000		6,199
International Large Cap Fund Class C	2.00%		8/31/15	2,975		3,222		3,016
International Large Cap Fund Class R3	1.51%		8/31/15	1,177		283		438
Intrinsic Value Fund Institutional Class	1.00%		8/31/15	331,673	(9)	292,802		271,075
Intrinsic Value Fund Class A	1.36%		8/31/15	2,249	(9)	13,592		22,387
Intrinsic Value Fund Class C	2.11%		8/31/15	225	(9)	5,011		16,110
Large Cap Disciplined Growth Fund Investor Class	1.11%		8/31/15	14,102		—		—
Large Cap Disciplined Growth Fund Institutional Class	0.75%		8/31/15	236,837		235,665		162,865
Large Cap Disciplined Growth Fund Class A	1.11%		8/31/15	79,451		35,879		28,718

				Expenses Reimbursed In Fiscal Period Ending, August 31,
				2010		2011	2012
				Subject to Repayment until August 31,
Class	Contractual Expense Limitation(1)		Expiration	2013		2014	2015
Large Cap Disciplined Growth Fund Class C	1.86%		8/31/15	$46,889		$21,490	$14,075
Large Cap Disciplined Growth Fund Class R3	1.36%		8/31/15	1,123		258	260
Large Cap Value Fund Trust Class	1.50%		8/31/15	—		—	—
Large Cap Value Fund Advisor Class	1.50%		8/31/22	—		—	—
Large Cap Value Fund Institutional Class	0.70%		8/31/15	—		—	—
Large Cap Value Fund Class A	1.11%		8/31/15	—	(10)	—	—
Large Cap Value Fund Class C	1.86%		8/31/15	2,027	(10)	1,629	168
Large Cap Value Fund Class R3	1.36%		8/31/15	2,029	(10)	1,607	67
Mid Cap Growth Fund Trust Class	1.50%		8/31/15	—		—	—
Mid Cap Growth Fund Advisor Class	1.50%		8/31/22	—		—	—
Mid Cap Growth Fund Institutional Class	0.75%		8/31/15	127,686		94,033	57,778
Mid Cap Growth Fund Class A	1.11%		8/31/15	6,744		16,201	32,163
Mid Cap Growth Fund Class C	1.86%		8/31/15	1,365		821	1,973
Mid Cap Growth Fund Class R3	1.36%		8/31/15	1,110		397	1,733
Mid Cap Intrinsic Value Fund Investor Class	1.50%		8/31/22	—		—	—
Mid Cap Intrinsic Value Fund Trust Class	1.25%		8/31/22	80,831		71,988	29,878
Mid Cap Intrinsic Value Fund Institutional Class	0.85%		8/31/15	576	(6)	4,750	5,012
Mid Cap Intrinsic Value Fund Class A	1.21%		8/31/15	2,050	(10)	2,672	5,552
Mid Cap Intrinsic Value Fund Class C	1.96%		8/31/15	2,052	(10)	1,870	524
Mid Cap Intrinsic Value Fund Class R3	1.46%		8/31/15	2,055	(10)	1,691	383
Multi-Cap Opportunities Fund Institutional Class	1.00	%(3)	8/31/15	218,745	(5)	126,524	—
Multi-Cap Opportunities Fund Class A	1.36%		8/31/15	2,136	(4)	896	—
Multi-Cap Opportunities Fund Class C	2.11%		8/31/15	1,973	(4)	524	93
Real Estate Fund Trust Class	1.50	%(2)	8/31/22	222,429		84,709	—
Real Estate Fund Institutional Class	0.85%		8/31/22	79,150		209,367	401,382
Real Estate Fund Class A	1.21%		8/31/15	2,145	(10)	65,175	160,543
Real Estate Fund Class C	1.96%		8/31/15	2,098	(10)	14,827	40,775
Real Estate Fund Class R3	1.46%		8/31/15	2,066	(10)	2,177	6,246
Select Equities Fund Institutional Class	0.75%		8/31/15	61,415		106,173	109,640
Select Equities Fund Class A	1.20%		8/31/15	176,836		124,091	98,482
Select Equities Fund Class C	1.95%		8/31/15	43,830		46,670	39,600
Small Cap Growth Fund Investor Class	1.30	%(2)	8/31/22	267,245		140,394	169,034
Small Cap Growth Fund Trust Class	1.40	%(2)	8/31/22	94,255		62,498	63,093
Small Cap Growth Fund Advisor Class	1.60	%(2)	8/31/22	32,264		21,179	17,513
Small Cap Growth Fund Institutional Class	0.90%		8/31/15	161,405		401,065	203,174
Small Cap Growth Fund Class A	1.26%		8/31/15	2,583		7,835	5,555
Small Cap Growth Fund Class C	2.01%		8/31/15	1,571		1,142	2,744

				Expenses Reimbursed In Fiscal Period Ending, August 31,
				2010		2011		2012
				Subject to Repayment until August 31,
Class	Contractual Expense Limitation(1)		Expiration	2013		2014		2015
Small Cap Growth Fund Class R3	1.51%		8/31/15	$1,618		$457		$1,022
Socially Responsive Fund Trust Class	1.50%		8/31/15	—		—		—
Socially Responsive Fund Institutional Class	0.75%		8/31/15	—		—		—
Socially Responsive Fund Class A	1.11%		8/31/15	3,968		10,903		—
Socially Responsive Fund Class C	1.86%		8/31/15	2,285		2,205		1,283
Socially Responsive Fund Class R3	1.36%		8/31/15	—		—		—
Value Fund Institutional Class	0.75	%(2)(8)	8/31/15	187,742	(7)	254,006		217,250
Value Fund Class A	1.11	%(2)	8/31/15	—		13,297	(12)	81,085
Value Fund Class C	1.86%		8/31/15	—		3,825	(12)	3,750

(1)	Expense limitation per annum of the respective class's average daily net assets.

(2)	In addition, Management has voluntarily undertaken to forgo current payment of fees and/or reimburse Class A of International Large Cap, the Trust Class of Real Estate, the Investor Class of Small Cap Growth, the Advisor Class of Small Cap Growth, the Institutional Class of Value and Class A of Value, so that their Operating Expenses are limited to 1.24%, 1.04% (0.99% prior to December 16, 2011), 1.25% (1.15% prior to February 1, 2012), 1.55% (as of February 1, 2012), 0.70% (as of July 12, 2012; 0.69% as of April 20, 2012) and 1.04% (as of July 12, 2012; 1.06% as of April 20, 2012), respectively, per annum of their average daily net assets. Management had also voluntarily undertaken to forgo current payment of fees and/or reimburse the Institutional Class of International Institutional and the Trust Class of Small Cap Growth, so that their Operating Expenses were limited to 0.80% prior to December 16, 2011 and 1.37% prior to February 1, 2012, respectively, per annum of their average daily net assets. For the year ended August 31, 2012, voluntary reimbursements for the Institutional Class of International Institutional, Class A of International Large Cap, the Trust Class of Real Estate, the Investor Class of Small Cap Growth, the Trust Class of Small Cap Growth, the Advisor Class of Small Cap Growth, the Institutional Class of Value and Class A of Value amounted to $46,359, $3,982, $1,031,242, $56,124, $2,181, $1,810, $571 and $309, respectively. These amounts are not subject to recovery by Management. This undertaking, which is terminable by Management upon notice to International Institutional, International Large Cap, Real Estate, Small Cap Growth and Value, is in addition to the contractual undertaking as stated above.

(3)	From December 14, 2009 to December 20, 2009, the contractual expense limitation was 1.25% for Trust Class. In addition, Management voluntarily limited Operating Expenses of Trust Class to 1.00% per annum of average daily net assets for the same period.

(4)	Period from December 21, 2009 (Commencement of Operations) to August 31, 2010.

(5)	On December 21, 2009, Multi-Cap Opportunities' Trust Class was converted into the Fund's Institutional Class. The financial information of the Fund's Institutional Class includes the financial information of Trust Class shares.

(6)	Period from March 8, 2010 (Commencement of Operations) to August 31, 2010.

(7)	On April 19, 2010, Value's Trust Class was converted into the Fund's Institutional Class. The financial information of the Fund's Institutional Class includes the financial information of Trust Class shares. From the period September 1, 2009 to April 18, 2010, there was $107,991 of expenses deferred by the Trust Class. From April 19, 2010 to August 31, 2010 there was $79,751 of expenses deferred by the Institutional Class.

(8)	Prior to April 19, 2010, the contractual expense limitation was 1.00% for Trust Class.

(9)	Period from May 10, 2010 (Commencement of Operations) to August 31, 2010.

(10)	Period from June 21, 2010 (Commencement of Operations) to August 31, 2010.

(11)	Period from December 20, 2010 (Commencement of Operations) to August 31, 2011.

(12)	Period from March 2, 2011 (Commencement of Operations) to August 31, 2011.

(13)	Period from June 30, 2011 (Commencement of Operations) to August 31, 2011.

Neuberger Berman LLC ("Neuberger") is retained by Management to furnish it with investment recommendations and research information without added cost to the Funds. Several individuals who are officers and/or Trustees of the Trust are also employees of Neuberger and/or Management.

Management and Neuberger are indirect subsidiaries of Neuberger Berman Group LLC (("NBG") and together with its consolidated subsidiaries ("NB Group")). NBSH Acquisition, LLC ("NBSH"), which is owned by portfolio managers, members of the NB Group management team and certain of NB Group's key employees and senior professionals, owns approximately 55% of NBG's common units, and Lehman Brothers Holdings Inc. ("LBHI") and certain of its subsidiaries (collectively the "LBHI Parties") own the remaining 45% of such common units. Pursuant to agreements among NBG, NBSH and the LBHI Parties, NBG is entitled to acquire the remaining common units not owned by NBSH through a process that is expected to end in 2017. In April 2012, NBG began payments for equity purchases from the LBHI parties, which are expected to raise employee ownership by year end.

Each class of shares has a distribution agreement with Management. Class A shares of each Fund are generally sold with an initial sales charge of up to 5.75% and no contingent deferred sales charge ("CDSC"), except that a CDSC of 1.00% will apply to certain redemptions made within 18 months following purchases of $1 million or more without an initial sales charge. Class C shares of each Fund are sold with no initial sales charge and a 1.00% CDSC if shares are sold within one year after purchase.

On August 30, 2011, Management made a voluntary contribution to International as is shown in the Statements of Changes under the caption "Voluntary Contribution from Management". This payment was made by Management in connection with an administrative matter affecting the timing of a trade.

For the year ended August 31, 2012, Management, acting as underwriter and broker-dealer, received net initial sales charges from the purchase of Class A shares and CDSCs from the redemptions of Class A and Class C shares as follows:

	Underwriter		Broker-Dealer
	Net Initial Sales Charge	CDSC	Net Initial Sales Charge	CDSC
Emerging Markets Equity Fund Class A	$7,991	$—	$—	$—
Emerging Markets Equity Fund Class C	—	1,343	—	—
Equity Income Fund Class A	283,502	28,347	—	—
Equity Income Fund Class C	—	104,615	—	—
Focus Fund Class A	22	—	—	—
Focus Fund Class C	—	—	—	—
Global Equity Fund Class A	—	—	—	—
Global Equity Fund Class C	—	—	—	—
Global Thematic Opportunities Fund Class A	1,477	—	—	—
Global Thematic Opportunities Fund Class C	—	—	—	—
Guardian Fund Class A	352	—	—	—
Guardian Fund Class C	—	84	—	—
International Fund Class A	152	—	—	—
International Fund Class C	—	80	—	—
International Large Cap Fund Class A	865	—	—	—
International Large Cap Fund Class C	—	3,801	—	—
Intrinsic Value Fund Class A	1,557	—	—	—
Intrinsic Value Fund Class C	—	2,182	—	—
Large Cap Disciplined Growth Fund Class A	10,129	—	—	—
Large Cap Disciplined Growth Fund Class C	—	10,220	—	—
Large Cap Value Fund Class A	683	—	—	—
Large Cap Value Fund Class C	—	—	—	—
Mid Cap Growth Fund Class A	6,866	—	—	—
Mid Cap Growth Fund Class C	—	783	—	—
Mid Cap Intrinsic Value Fund Class A	31	—	—	—
Mid Cap Intrinsic Value Fund Class C	—	—	—	—
Multi-Cap Opportunities Fund Class A	1,202	—	—	—
Multi-Cap Opportunities Fund Class C	—	163	—	—
Real Estate Fund Class A	23,578	—	—	—
Real Estate Fund Class C	—	5,263	—	—
Select Equities Fund Class A	5,115	259	—	—
Select Equities Fund Class C	—	3,595	—	—
Small Cap Growth Fund Class A	—	—	—	—
Small Cap Growth Fund Class C	—	155	—	—
Socially Responsive Fund Class A	21,565	11,776	—	—
Socially Responsive Fund Class C	—	2,715	—	—
Value Fund Class A	549	—	—	—
Value Fund Class C	—	—	—	—

Note C—Securities Transactions:

During the year ended August 31, 2012, there were purchase and sale transactions of long-term securities (excluding option contracts) as follows:

(000's omitted)	Purchases	Sales	(000's omitted)	Purchases	Sales
Emerging Markets Equity	$166,339	$103,366	Large Cap Disciplined Growth	$759,608	$759,910
Equity Income	1,735,546	838,797	Large Cap Value	3,088,260	3,639,365
Focus	504,329	544,906	Mid Cap Growth	294,102	229,261
Genesis	1,587,703	1,580,253	Mid Cap Intrinsic Value	83,282	93,967
Global Equity	5,070	1,678	Multi-Cap Opportunities	402,736	58,196
Global Thematic Opportunities	44,913	20,525	Real Estate	295,742	133,711
Guardian	285,128	367,897	Select Equities	52,471	54,149
International	74,330	122,783	Small Cap Growth	397,869	488,849
International Institutional	264,900	123,198	Socially Responsive	551,293	481,516
International Large Cap	70,757	53,491	Value	7,722	6,571
Intrinsic Value	44,462	39,902

During the year ended August 31, 2012, no brokerage commissions on securities transactions were paid to affiliated brokers.

Note D—Fund Share Transactions:

Share activity for the years ended August 31, 2012 and August 31, 2011 was as follows:

	For the Year Ended August 31, 2012				For the Year Ended August 31, 2011
(000's omitted)	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total
Emerging Markets Equity:
Institutional Class	8,454	31	(4,511)	3,974	7,246	31	(1,036)	6,241
Class A	170	1	(204)	(33)	395	10	(447)	(42)
Class C	76	—	(54)	22	69	—	(5)	64
Class R3	68	—	(52)	16	—	—	—	—
Equity Income:
Institutional Class	62,110	2,464	(23,461)	41,113	58,460	734	(7,030)	52,164
Class A	53,460	2,339	(19,737)	36,062	46,755	1,040	(15,009)	32,786
Class C	14,909	476	(3,559)	11,826	17,321	143	(1,025)	16,439
Class R3	79	1	(7)	73	14	—	—	14

	For the Year Ended August 31, 2012				For the Year Ended August 31, 2011
(000's omitted)	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total
Focus:
Investor Class	176	123	(2,489)	(2,190)	226	134	(3,362)	(3,002)
Trust Class	75	6	(438)	(357)	132	7	(444)	(305)
Advisor Class	75	7	(370)	(288)	107	5	(246)	(134)
Institutional Class	149	2	(92)	59	274	—	(16)	258
Class A	29	—	(9)	20	33	—	(7)	26
Class C	3	—	(2)	1	26	—	—	26
Genesis:
Investor Class	11,887	3,200	(12,920)	2,167	12,368	—	(16,504)	(4,136)
Trust Class	10,453	2,215	(22,438)	(9,770)	12,656	—	(23,330)	(10,674)
Advisor Class	6,616	1,152	(8,519)	(751)	7,853	—	(6,710)	1,143
Institutional Class	30,674	3,928	(22,205)	12,397	30,647	—	(23,578)	7,069
Global Equity:
Institutional Class	412	9	(1)	420	90	—	—	90	(3)
Class A	3	1	—	4	7	—	—	7	(3)
Class C	—	—	—	—	5	—	—	5	(3)
Global Thematic Opportunities:
Institutional Class	3,662	8	(878)	2,792	3,000	—	(97)	2,903	(3)
Class A	73	—	(17)	56	17	—	—	17	(3)
Class C	10	—	(1)	9	8	—	—	8	(3)
Guardian:
Investor Class	1,181	445	(8,595)	(6,969)	2,170	220	(8,495)	(6,105)
Trust Class	2,267	82	(2,195)	154	2,774	26	(2,157)	643
Advisor Class	9	—	(18)	(9)	9	—	(8)	1
Institutional Class	2,376	29	(922)	1,483	2,374	2	(425)	1,951
Class A	888	10	(416)	482	882	2	(304)	580
Class C	21	—	(14)	7	60	—	(8)	52
Class R3	37	—	(32)	5	36	—	(8)	28
International:
Investor Class	296	83	(1,945)	(1,566)	630	116	(2,631)	(1,885)
Trust Class	749	40	(2,283)	(1,494)	943	78	(3,889)	(2,868)
Class A	225	1	(30)	196	41	—	(1)	40	(1)
Class C	10	—	(1)	9	3	—	—	3	(1)
International Institutional:
Institutional Class	21,788	524	(5,811)	16,501	18,262	372	(2,147)	16,487

	For the Year Ended August 31, 2012					For the Year Ended August 31, 2011
(000's omitted)	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed		Total	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total
International Large Cap:
Trust Class	340	19	(792)		(433)	599	15	(1,957)	(1,343)
Institutional Class	4,295	312	(3,050)		1,557	5,068	113	(3,494)	1,687
Class A	567	8	(230)		345	375	6	(940)	(559)
Class C	276	—	(92)		184	109	—	(67)	42
Class R3	49	—	(9)		40	3	—	(2)	1
Intrinsic Value:
Institutional Class	3,370	1,248	(2,708)		1,910	3,398	317	(1,135)	2,580
Class A	449	81	(544)		(14)	974	6	(209)	771
Class C	327	26	(210)		143	635	—	(93)	542
Large Cap Disciplined Growth:
Investor Class	572	102	(456)		218	776	—	(511)	265
Institutional Class	38,108	2,918	(39,358)		1,668	36,192	101	(15,937)	20,356
Class A	7,080	302	(4,084)		3,298	4,132	2	(4,029)	105
Class C	910	62	(1,610)		(638)	1,446	—	(1,405)	41
Class R3	24	—	(23)		1	50	—	(17)	33
Large Cap Value:
Investor Class	974	204	(8,133)		(6,955)	2,739	58	(9,871)	(7,074)
Trust Class	909	39	(12,816)		(11,868)	1,844	2	(12,048)	(10,202)
Advisor Class	1,332	48	(7,498)		(6,118)	2,376	—	(7,065)	(4,689)
Institutional Class	1,710	53	(5,881)		(4,118)	3,437	18	(2,179)	1,276
Class A	2,224	19	(2,216)		27	138	—	(65)	73
Class C	6	—	(0	)z	6	2	—	—	2
Class R3	34	—	—		34	—	—	—	—
Mid Cap Growth:
Investor Class	822	55	(2,778)		(1,901)	1,005	—	(4,213)	(3,208)
Trust Class	1,416	1	(931)		486	521	—	(513)	8
Advisor Class	185	—	(170)		15	244	—	(122)	122
Institutional Class	6,973	54	(3,042)		3,985	5,784	—	(9,627)	(3,843)
Class A	2,995	1	(1,057)		1,939	1,018	—	(554)	464
Class C	107	—	(13)		94	24	—	(3)	21
Class R3	174	—	(44)		130	45	—	(21)	24

	For the Year Ended August 31, 2012				For the Year Ended August 31, 2011
(000's omitted)	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total
Mid Cap Intrinsic Value:
Investor Class	374	13	(776)	(389)	460	4	(1,741)	(1,277)
Trust Class	138	7	(774)	(629)	394	3	(5,979)	(5,582)
Institutional Class	112	2	(85)	29	221	—	(33)	188
Class A	238	1	(66)	173	106	—	(10)	96
Class C	21	—	—	21	7	—	—	7
Class R3	1	—	—	1	10	—	—	10
Multi-Cap Opportunities:
Institutional Class	37,435	43	(3,697)	33,781	7,157	1	(3,536)	3,622
Class A	292	1	(51)	242	62	—	(78)	(16)
Class C	18	1	(9)	10	16	—	—	16
Real Estate:
Trust Class	8,679	370	(6,479)	2,570	11,860	287	(6,207)	5,940
Institutional Class	9,744	182	(3,334)	6,592	9,119	55	(1,478)	7,696
Class A	3,615	65	(1,088)	2,592	3,727	17	(721)	3,023
Class C	909	8	(119)	798	753	2	(65)	690
Class R3	388	1	(70)	319	30	—	(3)	27
Select Equities:
Institutional Class	733	211	(1,062)	(118)	1,637	73	(911)	799
Class A	594	260	(1,142)	(288)	1,229	102	(2,722)	(1,391)
Class C	195	88	(476)	(193)	296	27	(331)	(8)
Small Cap Growth:
Investor Class	200	—	(701)	(501)	313	—	(2,240)	(1,927)
Trust Class	91	—	(342)	(251)	213	—	(691)	(478)
Advisor Class	100	—	(298)	(198)	259	—	(621)	(362)
Institutional Class	311	—	(4,380)	(4,069)	1,449	—	(1,698)	(249)
Class A	56	—	(67)	(11)	109	—	(80)	29
Class C	38	—	(16)	22	14	—	(1)	13
Class R3	11	—	(1)	10	1	—	—	1
Socially Responsive:
Investor Class	7,239	121	(6,332)	1,028	5,393	34	(7,404)	(1,977)
Trust Class	6,459	182	(8,372)	(1,731)	9,308	40	(5,809)	3,539
Institutional Class	6,657	111	(4,387)	2,381	10,824	28	(2,002)	8,850
Class A	1,943	32	(1,876)	99	4,062	5	(421)	3,646
Class C	283	1	(118)	166	582	—	(39)	543
Class R3	609	6	(191)	424	624	—	(58)	566

	For the Year Ended August 31, 2012				For the Year Ended August 31, 2011
(000's omitted)	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total
Value:
Institutional Class	232	2	(259)	(25)	186	1	(67)	120
Class A	121	—	(16)	105	35	—	—	35	(2)
Class C	2	—	—	2	3	—	—	3	(2)

(1)	Period from December 20, 2010 (Commencement of Operations) to August 31, 2011.

(2)	Period from March 2, 2011 (Commencement of Operations) to August 31, 2011.

(3)	Period from June 30, 2011 (Commencement of Operations) to August 31, 2011.

z	A zero balance may reflect actual amounts rounding to less than $1,000.

Note E—Lines of Credit:

At August 31, 2012, each Fund was a participant in a single committed, unsecured $200,000,000 line of credit with State Street, to be used only for temporary or emergency purposes. Other investment companies managed by Management also participate in this line of credit on the same terms. Interest is charged on borrowings under this line of credit at the higher of (a) the Federal Funds Rate plus 1.25% per annum or (b) the Overnight LIBOR Rate plus 1.25% per annum. A commitment fee of 0.10% (0.125% prior to September 16, 2011) per annum of the available line of credit is charged, of which each participating Fund has agreed to pay its pro rata share, based on the ratio of its individual net assets to the net assets of all participants at the time the fee is due and payable. The fee is paid quarterly in arrears. Because several mutual funds participate, there is no assurance that an individual Fund will have access to all or any part of the $200,000,000 at any particular time. There were no loans outstanding pursuant to this line of credit at August 31, 2012. During the year ended August 31, 2012, no funds utilized this line of credit.

At August 31, 2012, International, International Institutional and International Large Cap were participants in a single uncommitted, secured $100,000,000 line of credit with State Street to be used only for temporary or emergency purposes or for leverage. Another investment company managed by Management also participates in this line of credit on the same terms. Interest is charged at LIBOR, or the overnight Federal Funds Rate, plus a spread to be determined at the time of borrowing. Because several mutual funds participate, there is no assurance that a Fund will have access to all or any part of the $100,000,000 at any particular time. International, International Institutional and International Large Cap had no loans outstanding pursuant to this line of credit at August 31, 2012. During the year ended August 31, 2012, International, International Institutional, and International Large Cap did not utilize this line of credit.

Note F—Investments In Affiliates(1):

	Balance of Shares Held August 31, 2011	Gross Purchases and Additions	Gross Sales and Reductions	Balance of Shares Held August 31, 2012	Value August 31, 2012	Income from Investments in Affiliated Issuers		Net Realized Gain (Loss) from Investments in Affiliated Issuers
Genesis
Abaxis, Inc.	1,158,100	50,000	—	1,208,100	$45,267,507	$—	*	$—
AG Growth International, Inc.	1,367,500	—	560,700	806,800	26,321,850	2,973,647		(4,426,655)
AmSurg Corp.	1,703,534	—	—	1,703,534	50,100,935	—	*	—
Applied Industrial Technologies, Inc.	1,036,200	1,317,144	—	2,353,344	95,734,034	1,584,753		—
AptarGroup, Inc.	6,055,900	—	446,700	5,609,200	284,105,980	5,272,564		13,104,973
Balchem Corp.	1,308,035	288,300	—	1,596,335	58,234,301	239,946		—
Blackbaud, Inc.(3)	3,764,403	—	1,850,865	1,913,538	46,652,056	1,588,074		4,264,760
Boston Beer Co., Inc.	967,419	—	—	967,419	99,673,180	—	*	—
Brookline Bancorp, Inc.	4,067,590	—	—	4,067,590	34,533,839	1,382,981		—
CARBO Ceramics, Inc.	1,702,600	—	122,500	1,580,100	111,207,438	1,674,720		3,283,006
Church & Dwight Co., Inc.(3)	7,201,938	—	990,228	6,211,710	340,029,005	6,023,860		41,802,902
CLARCOR, Inc.	4,755,022	74,400	20,000	4,809,422	231,525,575	2,300,123		399,977
Compass Minerals International, Inc.	3,562,100	—	49,700	3,512,400	252,260,568	6,872,864		1,057,748
Computer Modelling Group Ltd.	1,885,500	1,224,000	—	3,109,500	57,095,563	1,653,673		—
Exponent, Inc.	1,166,935	—	—	1,166,935	60,750,636	—	*	—
Forrester Research, Inc.	1,375,053	464,200	660,365	1,178,888	34,517,841	622,910		(84,058)
Forward Air Corp.	1,746,600	—	—	1,746,600	58,720,692	541,446		—
GT Advanced Technologies, Inc.(3)	7,049,100	460,600	7,509,700	—	—	—	*	(29,070,963)
Haemonetics Corp.	2,523,900	73,400	27,300	2,570,000	189,331,900	—	*	419,981
Harleysville Group, Inc.(3)	1,990,130	—	1,990,130	—	—	756,249		51,472,720
Harris Teeter Supermarkets, Inc.(2)	4,774,967	—	—	4,774,967	186,557,961	2,578,482		—
Healthcare Services Group, Inc.	5,518,381	—	25,000	5,493,381	116,294,876	3,573,152		153,001
Hibbett Sports, Inc.	1,840,963	4,706	—	1,845,669	107,122,629	—	*	—
Hittite Microwave Corp.	849,123	1,074,197	—	1,923,320	100,724,268	—	*	—
ICON PLC	3,578,000	172,000	—	3,750,000	85,950,000	—	*	—
Industrea Ltd.(3)	27,882,542	5,756,977	33,639,519	—	—	1,279,980		(3,011,853)
Innophos Holdings, Inc.	—	1,811,400	—	1,811,400	85,661,106	946,959		—

	Balance of Shares Held August 31, 2011	Gross Purchases and Additions	Gross Sales and Reductions	Balance of Shares Held August 31, 2012	Value August 31, 2012	Income from Investments in Affiliated Issuers		Net Realized Gain (Loss) from Investments in Affiliated Issuers
J & J Snack Foods Corp.	1,169,046	—	—	1,169,046	$66,752,527	$593,291		$—
Landauer, Inc.	501,750	—	—	501,750	29,422,620	1,103,850		—
Layne Christensen Co.(3)	1,006,207	—	1,006,207	—	—	—	*	(11,449,539)
Lindsay Corp.	1,181,550	—	104,209	1,077,341	70,415,008	449,929		(3,829,598)
LSB Industries, Inc.	799,300	573,400	—	1,372,700	51,750,790	—	*	—
Lufkin Industries, Inc.(3)	1,621,220	76,800	358,459	1,339,561	70,219,788	806,703		2,287,887
Major Drilling Group International(3)	5,630,600	—	2,736,100	2,894,500	27,471,700	939,956		4,613,046
ManTech International Corp.(3)	2,006,700	—	2,006,700	—	—	1,342,769		17,371,850
Matthews International Corp.(3)	1,679,138	—	1,569,112	110,026	3,293,078	371,546		19,998,769
Meridian Bioscience, Inc.	2,191,397	1,191,400	—	3,382,797	59,807,851	2,225,010		—
MICROS Systems, Inc.	4,308,942	—	118,700	4,190,242	212,277,660	—	*	2,741,077
MWI Veterinary Supply, Inc.	1,091,429	93,400	13,300	1,171,529	118,113,554	—	*	791,041
Natural Gas Services Group, Inc.	829,800	—	—	829,800	11,442,942	—	*	—
NETGEAR, Inc.	—	2,046,800	—	2,046,800	74,851,476	—	*	—
Pason Systems, Inc.	2,717,915	1,464,742	—	4,182,657	63,137,647	1,539,177		—
Pool Corp.	213,700	2,476,523	—	2,690,223	105,967,884	1,186,653		—
PSS World Medical, Inc.	3,010,199	254,400	350,200	2,914,399	62,921,874	—	*	(2,725,283)
Raven Industries, Inc.	1,792,176	1,792,176	—	3,584,352	108,856,770	1,397,897		—
RLI Corp.	1,359,046	204,761	—	1,563,807	99,082,812	9,543,676		—
Safety Insurance Group, Inc.	1,024,434	91,315	—	1,115,749	50,532,272	2,343,073		—
Sensient Technologies Corp.	2,582,614	1,360,303	—	3,942,917	141,353,574	3,084,158		—
Solera Holdings, Inc.	4,498,053	—	95,949	4,402,104	181,058,538	1,799,221		1,159,632
South Jersey Industries, Inc.	1,426,844	132,000	—	1,558,844	78,908,683	2,243,712		—
State Street Institutional Treasury Plus Fund Institutional Class	323,232,740	1,142,728,605	1,283,500,372	182,460,973	182,460,973	7,801		—
United Stationers, Inc.	3,905,841	410,300	36,600	4,279,541	103,522,097	2,171,723		(442,536)
Wabtec Corp.	2,699,900	—	—	2,699,900	210,970,186	377,986		—

	Balance of Shares Held August 31, 2011	Gross Purchases and Additions	Gross Sales and Reductions	Balance of Shares Held August 31, 2012	Value August 31, 2012	Income from Investments in Affiliated Issuers		Net Realized Gain (Loss) from Investments in Affiliated Issuers
West Pharmaceutical Services, Inc.	1,651,629	78,600	—	1,730,229	$81,926,343	$1,211,241		$—
Westamerica Bancorporation	1,995,243	—	—	1,995,243	92,878,562	2,952,960		—
Zebra Technologies Corp.	2,633,670	127,300	—	2,760,970	102,956,571	—	*	—
Total					$5,220,727,520	$79,558,715		$109,881,885

(1)	Affiliated issuers, as defined in the 1940 Act, as amended.

(2)	Effective March 28, 2012 this security underwent a name change from Ruddick Corp. to Harris Teeter Supermarkets, Inc.

(3)	At August 31, 2012, the issuers of these securities were no longer affiliated with Genesis.

*	Security did not produce income during the last twelve months.

Note G—Legal Matters:

In July 2010, Benjamin J. Gamoran filed a purported "Verified Derivative Complaint" in the Supreme Court of the State of New York naming, along with other defendants, the Trust as a nominal defendant. The suit alleged that the defendants are liable for losses related to International's investments in shares of certain companies that are alleged to have illegally offered or facilitated online gambling by individuals located in the United States and asserted purported state law derivative claims for breach of fiduciary duty, negligence, and waste. In August 2010, defendants removed the action to the United States District Court for the Southern District of New York. On May 11, 2011, the District Court dismissed the action without prejudice upon plaintiff's mid-suit demand on the Board. The Board named a committee of independent, non-involved Trustees to review the plaintiff's demand and to make a recommendation to the Board regarding how to appropriately respond. The committee retained counsel to assist it.

On August 24, 2011, plaintiff Gamoran filed another complaint, this time in Delaware federal court ("Gamoran III"). The case was later transferred to the Southern District of New York. The substantive underlying claims alleged in the Gamoran III complaint are similar to those that appeared in the July 2010 case discussed above and an earlier voluntarily dismissed action. The Gamoran III complaint also alleges some purported class claims. It seeks relief including compensatory damages for the Trust representing the loss in value of the Trust's investments resulting from the allegedly illegal conduct, compensatory damages for individual shareholders for the investment losses, forfeiture and disgorgement of fees and commissions, treble and punitive damages, attorney's fees, and other items. While earlier complaints contended that demand was futile, the Gamoran III complaint alleges that plaintiff Gamoran has made demand but that filing the latest lawsuit was necessary to prevent the claims from being barred by the statute of limitations. The Gamoran III complaint names the Trust as a nominal defendant and although it apparently does not seek a judgment against International, there may be circumstances in which International could be called upon to indemnify certain defendants. A full statement of plaintiff's claims and the relief sought are set forth in the Gamoran III complaint.

Defendants subsequently moved to dismiss the Gamoran III complaint. In his brief opposing defendants' motion to dismiss, plaintiff indicated that he does not intend to pursue his putative class claims.

The committee named by the Trust's Board to evaluate the claims in plaintiff's May 2011 demand letter recommended that the Board decline to pursue those claims, and the board adopted that recommendation. On March 16, 2012, counsel to the committee transmitted a letter to Mr. Gamoran's counsel notifying Mr. Gamoran of the Board's decision.

On June 12, 2012, the Court entered an order dismissing the Gamoran III complaint. Among other things, the Court rejected Gamoran's arguments that his claims under 18 U.S.C. §1955(a) and 1962(c)-(d) were exempt from the demand requirement and that the Board took too long to respond to Gamoran's demand. The Court further held that, in light of the Board's refusal of Gamoran's demand, the Gamoran III complaint addressed outdated circumstances in that it was predicated on the assumption that the Board had not responded to Gamoran's demand. The Court permitted Gamoran to file an amended complaint alleging that the Board's refusal of his demand was not protected by the business judgment rule. On July 16, 2012, Gamoran filed an amended derivative complaint repeating many of his earlier allegations and including allegations that the Board had wrongfully refused his demand. On August 24, 2012, defendants moved to dismiss.

For the period ended August 31, 2012, the litigation, demand investigation and related fees recorded in the Statements of Operations were $1,146,378. The Trust, on behalf of International, has filed a claim under its insurance policy for reimbursement of certain litigation expenses. As of August 31, 2012, the Trust, on behalf of International, has received $297,880 in insurance proceeds. Although there is no assurance as to whether or to what extent the insurance carrier will continue to pay on this claim, the Trust is hopeful that insurance proceeds may continue to offset a portion of its defensive litigation expenses. Costs of the demand investigation are not currently anticipated to be covered by the Trust's insurance policy.

Note H—Recent Accounting Pronouncement:

In December 2011, the Financial Accounting Standards Board issued Accounting Standards Update 2011-11 Disclosures about Offsetting Assets and Liabilities ("ASU 2011-11"). Effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods, ASU 2011-11 is intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. At this time, Management is evaluating the implications of ASU 2011-11 and its impact on the financial statements.

Financial Highlights

The following tables include selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements. Per share amounts that round to less than $0.01 or $(0.01) per share are presented as $0.00 or $(0.00), respectively. Net Asset amounts with a zero balance may reflect actual amounts rounding to less than $0.1 million.

	Net Asset Value, Beginning of Year	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions	Voluntary Contribution from Management
Emerging Markets Equity Fund
Institutional Class
8/31/2012	$15.80	$0.13	$(0.86)	$(0.73)	$(0.08)	$—	$—	$(0.08)	$—
8/31/2011	$15.61	$0.18	$0.40	$0.58	$(0.03)	$(0.36)	$—	$(0.39)	$—
8/31/2010	$14.05	$0.11	$2.51	$2.62	$(0.06)	$(1.00)	$—	$(1.06)	$—
Period from 10/8/2008^ to 8/31/2009	$10.00	$0.15	$4.16	$4.31	$(0.26)	$—	$—	$(0.26)	$—
Class A
8/31/2012	$15.74	$0.08	$(0.85)	$(0.77)	$(0.05)	$—	$—	$(0.05)	$—
8/31/2011	$15.57	$0.03	$0.50	$0.53	$—	$(0.36)	$—	$(0.36)	$—
8/31/2010	$14.02	$0.09	$2.50	$2.59	$(0.04)	$(1.00)	$—	$(1.04)	$—
Period from 10/8/2008^ to 8/31/2009	$10.00	$0.15	$4.13	$4.28	$(0.26)	$—	$—	$(0.26)	$—
Class C
8/31/2012	$15.46	$(0.02)	$(0.83)	$(0.85)	$—	$—	$—	$—	$—
8/31/2011	$15.41	$(0.02)	$0.43	$0.41	$—	$(0.36)	$—	$(0.36)	$—
8/31/2010	$13.96	$(0.10)	$2.55	$2.45	$—	$(1.00)	$—	$(1.00)	$—
Period from 10/8/2008^ to 8/31/2009	$10.00	$0.08	$4.12	$4.20	$(0.24)	$—	$—	$(0.24)	$—
Class R3
8/31/2012	$15.52	$0.04	$(0.85)	$(0.81)	$—	$—	$—	$—	$—
8/31/2011	$15.42	$(0.01)	$0.47	$0.46	$—	$(0.36)	$—	$(0.36)	$—
Period from 6/21/2010^ to 8/31/2010	$15.10	$(0.00)	$0.32	$0.32	$—	$—	$—	$—	$—
Equity Income Fund
Institutional Class
8/31/2012	$11.28	$0.35	$0.57	$0.92	$(0.38)	$(0.08)	$—	$(0.46)	$—
8/31/2011	$10.02	$0.33	$1.41	$1.74	$(0.48)	$—	$—	$(0.48)	$—
8/31/2010	$8.74	$0.40	$1.22	$1.62	$(0.34)	$—	$—	$(0.34)	$—
8/31/2009	$10.72	$0.34	$(2.04)	$(1.70)	$(0.21)	$(0.07)	$—	$(0.28)	$—
8/31/2008‡‡	$10.52	$0.31	$0.40	$0.71	$(0.27)	$(0.24)	$—	$(0.51)	$—

See Notes to Financial Highlights

	Redemption Feesøø	Net Asset Value, End of Year	Total Return††		Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
Emerging Markets Equity Fund
Institutional Class
8/31/2012	$—	$14.99	(4.53%)		$161.7	1.77%	1.25	%‡	.89%	78%
8/31/2011	$0.00	$15.80	3.44%		$107.7	2.56%	1.26	%‡	1.05%	71%
8/31/2010	$0.00	$15.61	18.76%		$9.0	6.65%	1.26	%‡	.72%	81%
Period from 10/8/2008^ to 8/31/2009	$0.00	$14.05	44.66	%**	$4.0	14.78%*	1.28	%‡*	1.55%*	84	%**
Class A
8/31/2012	$—	$14.92	(4.84%)		$4.1	2.23%	1.50	%‡	.53%	78%
8/31/2011	$0.00	$15.74	3.16%		$4.9	3.22%	1.50	%‡	.19%	71%
8/31/2010	$0.00	$15.57	18.58%		$5.5	6.71%	1.51	%‡	.61%	81%
Period from 10/8/2008^ to 8/31/2009	$0.00	$14.02	44.38	%**	$1.8	18.97%*	1.53	%‡*	1.31%*	84	%**
Class C
8/31/2012	$—	$14.61	(5.50%)		$1.4	2.93%	2.25	%‡	(.17%)	78%
8/31/2011	$0.00	$15.46	2.41%		$1.1	3.80%	2.26	%‡	(.12%)	71%
8/31/2010	$0.00	$15.41	17.62%		$0.2	7.05%	2.26	%‡	(.63%)	81%
Period from 10/8/2008^ to 8/31/2009	$0.00	$13.96	43.42	%**	$0.2	17.56%*	2.28	%‡*	.77%*	84	%**
Class R3
8/31/2012	$—	$14.71	(5.22%)		$0.3	2.49%	1.92	%‡	.28%	78%
8/31/2011	$0.00	$15.52	2.73%		$0.0	8.02%	1.91	%‡	(.04%)	71%
Period from 6/21/2010^ to 8/31/2010	$0.00	$15.42	2.12	%**	$0.0	39.77%*	1.93	%‡*	(.09%)*	81	%Ø
Equity Income Fund
Institutional Class
8/31/2012	$—	$11.74	8.49%		$1,213.6	.71%	.71	%‡§	3.10%	42%
8/31/2011	$—	$11.28	17.70%		$701.7	.80%	.80	%‡§	2.93%	22%
8/31/2010	$—	$10.02	18.81%		$100.9	1.01%	.80	%‡	4.09%	29%
8/31/2009	$—	$8.74	(15.54%)		$18.9	1.32%	.80	%‡	3.97%	61%
8/31/2008‡‡	$—	$10.72	7.01	%†††	$5.6	3.63%	.96	%‡	2.94%	48%

Financial Highlights (cont'd)
	Net Asset Value, Beginning of Year	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions	Voluntary Contribution from Management
Class A
8/31/2012	$11.24	$0.30	$0.57	$0.87	$(0.33)	$(0.08)	$—	$(0.41)	$—
8/31/2011	$9.99	$0.28	$1.41	$1.69	$(0.44)	$—	$—	$(0.44)	$—
8/31/2010	$8.72	$0.36	$1.22	$1.58	$(0.31)	$—	$—	$(0.31)	$—
8/31/2009	$10.72	$0.25	$(1.99)	$(1.74)	$(0.19)	$(0.07)	$—	$(0.26)	$—
Period from 6/9/2008^ to 8/31/2008	$10.95	$0.07	$(0.24)	$(0.17)	$(0.06)	$—	$—	$(0.06)	$—
Class C
8/31/2012	$11.18	$0.22	$0.58	$0.80	$(0.26)	$(0.08)	$—	$(0.34)	$—
8/31/2011	$9.96	$0.20	$1.40	$1.60	$(0.38)	$—	$—	$(0.38)	$—
8/31/2010	$8.70	$0.31	$1.20	$1.51	$(0.25)	$—	$—	$(0.25)	$—
8/31/2009	$10.71	$0.20	$(2.00)	$(1.80)	$(0.14)	$(0.07)	$—	$(0.21)	$—
Period from 6/9/2008^ to 8/31/2008	$10.95	$0.05	$(0.24)	$(0.19)	$(0.05)	$—	$—	$(0.05)	$—
Class R3
8/31/2012	$11.24	$0.29	$0.55	$0.84	$(0.31)	$(0.08)	$—	$(0.39)	$—
8/31/2011	$9.99	$0.27	$1.39	$1.66	$(0.41)	$—	$—	$(0.41)	$—
Period from 6/21/2010^ to 8/31/2010	$10.06	$0.11	$(0.12)	$(0.01)	$(0.06)	$—	$—	$(0.06)	$—
Focus Fund
Investor Class
8/31/2012	$18.80	$0.14	$2.87	$3.01	$(0.10)	$—	$—	$(0.10)	$—
8/31/2011	$16.07	$0.13	$2.70	$2.83	$(0.10)	$—	$—	$(0.10)	$—
8/31/2010	$16.59	$0.11	$(0.50)	$(0.39)	$(0.13)	$—	$—	$(0.13)	$—
8/31/2009	$24.78	$0.14	$(6.00)	$(5.86)	$(0.14)	$(2.19)	$—	$(2.33)	$—
8/31/2008	$32.79	$0.15	$(2.09)	$(1.94)	$(0.16)	$(5.91)	$—	$(6.07)	$—
Trust Class
8/31/2012	$13.70	$0.07	$2.08	$2.15	$(0.07)	$—	$—	$(0.07)	$—
8/31/2011	$11.73	$0.06	$1.98	$2.04	$(0.07)	$—	$—	$(0.07)	$—
8/31/2010	$12.14	$0.05	$(0.36)	$(0.31)	$(0.10)	$—	$—	$(0.10)	$—
8/31/2009	$18.18	$0.07	$(4.40)	$(4.33)	$(0.10)	$(1.61)	$—	$(1.71)	$—
8/31/2008	$24.09	$0.06	$(1.54)	$(1.48)	$(0.09)	$(4.34)	$—	$(4.43)	$—

See Notes to Financial Highlights

	Redemption Feesøø	Net Asset Value, End of Year	Total Return††		Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
Class A
8/31/2012	$—	$11.70	8.09%		$1,012.3	1.13%	1.13	%‡§	2.70%	42%
8/31/2011	$—	$11.24	17.27%		$567.0	1.16%	1.16	%‡§	2.50%	22%
8/31/2010	$—	$9.99	18.36%		$176.6	1.36%	1.16	%‡	3.70%	29%
8/31/2009	$—	$8.72	(16.01%)		$43.0	2.31%	1.16	%‡	3.15%	61%
Period from 6/9/2008^ to 8/31/2008	$—	$10.72	(1.57	%)**	$23.6	5.67%*	1.16	%‡*	2.72%*	48	%Ø
Class C
8/31/2012	$—	$11.64	7.40%		$380.4	1.84%	1.84	%‡§	1.98%	42%
8/31/2011	$—	$11.18	16.31%		$233.2	1.91%	1.91	%‡§	1.81%	22%
8/31/2010	$—	$9.96	17.59%		$44.0	2.12%	1.91	%‡	3.15%	29%
8/31/2009	$—	$8.70	(16.60%)		$4.3	2.80%	1.91	%‡	2.46%	61%
Period from 6/9/2008^ to 8/31/2008	$—	$10.71	(1.72	%)**	$1.2	6.94%*	1.90	%‡*	2.22%*	48	%Ø
Class R3
8/31/2012	$—	$11.69	7.78%		$1.1	1.41%	1.41	%‡§	2.59%	42%
8/31/2011	$—	$11.24	16.92%		$0.2	4.32%	1.41	%‡	2.44%	22%
Period from 6/21/2010^ to 8/31/2010	$—	$9.99	(.04	%)**	$0.0	36.17%*	1.41	%‡*	5.53%*	29	%Ø
Focus Fund
Investor Class
8/31/2012	$—	$21.71	16.10%		$534.3	.97%	.97	%‡	.72%	96%
8/31/2011	$—	$18.80	17.61%		$503.8	.97%	.97	%‡	.65%	113%
8/31/2010	$—	$16.07	(2.39%)		$478.8	.97%	.97	%‡	.61%	89%
8/31/2009	$—	$16.59	(21.06%)		$540.9	.99%	.99	%‡	.92%	89%
8/31/2008	$—	$24.78	(7.12%)		$795.6	.89%	.88	%‡	.56%	90%
Trust Class
8/31/2012	$—	$15.78	15.82%		$15.0	1.16%	1.16	%‡	.52%	96%
8/31/2011	$—	$13.70	17.39%		$17.9	1.16%	1.16	%‡	.45%	113%
8/31/2010	$—	$11.73	(2.61%)		$18.9	1.19%	1.19	%‡	.38%	89%
8/31/2009	$—	$12.14	(21.21%)		$23.7	1.24%	1.24	%‡	.65%	89%
8/31/2008	$—	$18.18	(7.37%)		$41.5	1.10%	1.10	%‡	.31%	90%

Financial Highlights (cont'd)
	Net Asset Value, Beginning of Year	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions	Voluntary Contribution from Management
Advisor Class
8/31/2012	$9.41	$0.04	$1.42	$1.46	$(0.08)	$—	$—	$(0.08)	$—
8/31/2011	$8.08	$0.03	$1.36	$1.39	$(0.06)	$—	$—	$(0.06)	$—
8/31/2010	$8.40	$0.01	$(0.24)	$(0.23)	$(0.09)	$—	$—	$(0.09)	$—
8/31/2009	$12.64	$0.03	$(3.07)	$(3.04)	$(0.09)	$(1.11)	$—	$(1.20)	$—
8/31/2008	$16.80	$0.02	$(1.08)	$(1.06)	$(0.07)	$(3.03)	$—	$(3.10)	$—
Institutional Class
8/31/2012	$18.84	$0.19	$2.87	$3.06	$(0.14)	$—	$—	$(0.14)	$—
8/31/2011	$16.08	$0.21	$2.66	$2.87	$(0.11)	$—	$—	$(0.11)	$—
Period from 6/21/2010^ to 8/31/2010	$17.77	$0.06	$(1.75)	$(1.69)	$—	$—	$—	$—	$—
Class A
8/31/2012	$13.67	$0.09	$2.07	$2.16	$(0.12)	$—	$—	$(0.12)	$—
8/31/2011	$11.73	$0.10	$1.95	$2.05	$(0.11)	$—	$—	$(0.11)	$—
Period from 6/21/2010^ to 8/31/2010	$12.97	$0.03	$(1.27)	$(1.24)	$—	$—	$—	$—	$—
Class C
8/31/2012	$9.32	$(0.02)	$1.41	$1.39	$(0.09)	$—	$—	$(0.09)	$—
8/31/2011	$8.07	$(0.02)	$1.36	$1.34	$(0.09)	$—	$—	$(0.09)	$—
Period from 6/21/2010^ to 8/31/2010	$8.94	$0.01	$(0.88)	$(0.87)	$—	$—	$—	$—	$—
Genesis Fund
Investor Class
8/31/2012	$34.28	$0.11	$1.94	$2.05	$(0.53)	$(1.15)	$—	$(1.68)	$—
8/31/2011	$26.44	$0.27	$7.57	$7.84	$—	$—	$—	$—	$—
8/31/2010	$24.39	$(0.03)	$2.08	$2.05	$—	$—	$—	$—	$—
8/31/2009	$34.95	$(0.01)	$(9.23)	$(9.24)	$—	$(1.32)	$(0.00)	$(1.32)	$—
8/31/2008	$37.55	$(0.07)	$3.53	$3.46	$(0.16)	$(5.90)	$—	$(6.06)	$—
Trust Class
8/31/2012	$49.13	$0.11	$2.83	$2.94	$(0.45)	$(1.15)	$—	$(1.60)	$—
8/31/2011	$37.92	$0.35	$10.86	$11.21	$—	$—	$—	$—	$—
8/31/2010	$35.00	$(0.07)	$2.99	$2.92	$—	$—	$—	$—	$—
8/31/2009	$50.16	$(0.03)	$(13.24)	$(13.27)	$—	$(1.89)	$(0.00)	$(1.89)	$—
8/31/2008	$53.69	$(0.14)	$5.12	$4.98	$(0.08)	$(8.43)	$—	$(8.51)	$—

See Notes to Financial Highlights

	Redemption Feesøø	Net Asset Value, End of Year	Total Return††		Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
Advisor Class
8/31/2012	$—	$10.79	15.68%		$5.8	1.31%	1.31	%‡	.37%	96%
8/31/2011	$—	$9.41	17.20%		$7.8	1.32%	1.32	%‡	.30%	113%
8/31/2010	$—	$8.08	(2.83%)		$7.7	1.42%	1.42	%‡§	.15%	89%
8/31/2009	$—	$8.40	(21.45%)		$10.2	1.53%	1.50	%‡	.40%	89%
8/31/2008	$—	$12.64	(7.55%)		$16.7	1.33%	1.33	%‡	.12%	90%
Institutional Class
8/31/2012	$—	$21.76	16.39%		$6.9	.80%	.75	%‡	.97%	96%
8/31/2011	$—	$18.84	17.85%		$4.9	.85%	.75	%‡	1.03%	113%
Period from 6/21/2010^ to 8/31/2010	$—	$16.08	(9.51	%)**	$0.0	36.90%*	.75	%‡*	1.80%*	89	%Ø
Class A
8/31/2012	$—	$15.71	15.96%		$0.7	1.22%	1.11	%‡	.61%	96%
8/31/2011	$—	$13.67	17.43%		$0.4	2.20%	1.11	%‡	.66%	113%
Period from 6/21/2010^ to 8/31/2010	$—	$11.73	(9.56	%)**	$0.0	37.28%*	1.11	%‡*	1.44%*	89	%Ø
Class C
8/31/2012	$—	$10.62	15.04%		$0.3	1.97%	1.86	%‡	(.17%)	96%
8/31/2011	$—	$9.32	16.62%		$0.3	2.92%	1.86	%‡	(.16%)	113%
Period from 6/21/2010^ to 8/31/2010	$—	$8.07	(9.73	%)**	$0.0	38.06%*	1.86	%‡*	.69%*	89	%Ø
Genesis Fund
Investor Class
8/31/2012	$—	$34.65	6.31%		$2,256.0	1.03%	1.03	%‡	.31%	15%
8/31/2011	$—	$34.28	29.65%		$2,157.7	1.05%	1.05	%‡	.81%	18%
8/31/2010	$—	$26.44	8.41%		$1,773.6	1.06%	1.06	%‡	(.11%)	16%
8/31/2009	$—	$24.39	(25.72%)		$1,626.8	1.08%	1.08	%‡	(.04%)	12%
8/31/2008	$—	$34.95	10.18%		$2,386.8	1.03%	1.02	%‡	(.20%)	18	%##
Trust Class
8/31/2012	$—	$50.47	6.21%		$3,037.6	1.11%	1.11	%‡	.23%	15%
8/31/2011	$—	$49.13	29.56%		$3,436.5	1.13%	1.13	%‡	.74%	18%
8/31/2010	$—	$37.92	8.34%		$3,057.6	1.12%	1.12	%‡	(.17%)	16%
8/31/2009	$—	$35.00	(25.73%)		$3,244.1	1.12%	1.12	%‡	(.09%)	12%
8/31/2008	$—	$50.16	10.22%		$4,799.6	1.09%	1.09	%‡	(.27%)	18	%##

Financial Highlights (cont'd)
	Net Asset Value, Beginning of Year	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions	Voluntary Contribution from Management
Advisor Class
8/31/2012	$28.43	$(0.01)	$1.58	$1.57	$(0.43)	$(1.15)	$—	$(1.58)	$—
8/31/2011	$22.00	$0.12	$6.31	$6.43	$—	$—	$—	$—	$—
8/31/2010	$20.35	$(0.10)	$1.75	$1.65	$—	$—	$—	$—	$—
8/31/2009	$29.25	$(0.07)	$(7.73)	$(7.80)	$—	$(1.10)	$(0.00)	$(1.10)	$—
8/31/2008	$31.43	$(0.16)	$2.98	$2.82	$(0.07)	$(4.93)	$—	$(5.00)	$—
Institutional Class
8/31/2012	$47.48	$0.24	$2.73	$2.97	$(0.59)	$(1.15)	$—	$(1.74)	$—
8/31/2011	$36.56	$0.45	$10.47	$10.92	$—	$—	$—	$—	$—
8/31/2010	$33.64	$0.04	$2.88	$2.92	$—	$—	$—	$—	$—
8/31/2009	$48.09	$0.06	$(12.70)	$(12.64)	$—	$(1.81)	$(0.00)	$(1.81)	$—
8/31/2008	$51.52	$(0.01)	$4.90	$4.89	$(0.23)	$(8.09)	$—	$(8.32)	$—
Global Equity Fund
Institutional Class
8/31/2012	$9.10	$0.09	$0.09	$0.18	$(0.32)	$—	$(0.46)	$(0.78)	$—
Period from 6/30/2011^ to 8/31/2011	$10.00	$(0.00)	$(0.90)	$(0.90)	$—	$—	$—	$—	$—
Class A
8/31/2012	$9.09	$0.04	$0.11	$0.15	$(0.30)	$—	$(0.46)	$(0.76)	$—
Period from 6/30/2011^ to 8/31/2011	$10.00	$(0.01)	$(0.90)	$(0.91)	$—	$—	$—	$—	$—
Class C
8/31/2012	$9.08	$(0.02)	$0.11	$0.09	$(0.30)	$—	$(0.46)	$(0.76)	$—
Period from 6/30/2011^ to 8/31/2011	$10.00	$(0.02)	$(0.90)	$(0.92)	$—	$—	$—	$—	$—
Global Thematic Opportunities Fund
Institutional Class
8/31/2012	$9.44	$0.05	$(0.73)	$(0.68)	$(0.02)	$—	$—	$(0.02)	$—
Period from 6/30/2011^ to 8/31/2011	$10.00	$(0.00)	$(0.56)	$(0.56)	$—	$—	$—	$—	$—

See Notes to Financial Highlights

	Redemption Feesøø	Net Asset Value, End of Year	Total Return††		Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
Advisor Class
8/31/2012	$—	$28.42	5.91%		$579.8	1.38%	1.38	%‡	(.04%)	15%
8/31/2011	$—	$28.43	29.23%		$601.3	1.40%	1.40	%‡	.43%	18%
8/31/2010	$—	$22.00	8.11%		$440.2	1.38%	1.38	%‡	(.42%)	16%
8/31/2009	$—	$20.35	(25.95%)		$397.9	1.38%	1.38	%‡	(.34%)	12%
8/31/2008	$—	$29.25	9.89%		$596.8	1.35%	1.34	%‡	(.53%)	18%##
Institutional Class
8/31/2012	$—	$48.71	6.51%		$5,707.1	.86%	.85	%‡	.49%	15%
8/31/2011	$—	$47.48	29.87%		$4,975.0	.89%	.87	%‡	.97%	18%
8/31/2010	$—	$36.56	8.68%		$3,571.8	.87%	.85	%‡	.11%	16%
8/31/2009	$—	$33.64	(25.55%)		$3,283.0	.87%	.85	%‡	.18%	12%
8/31/2008	$—	$48.09	10.48%		$4,781.4	.85%	.84	%‡	(.03%)	18%##
Global Equity Fund
Institutional Class
8/31/2012	$—	$8.50	2.82%		$4.3	10.85%	1.15	%‡	1.12%	62%
Period from 6/30/2011^ to 8/31/2011	$—	$9.10	(9.00	%)**	$0.8	55.68%*	1.15	%‡*	(.20%)*	8%**
Class A
8/31/2012	$—	$8.48	2.51%		$0.1	11.83%	1.51	%‡	.54%	62%
Period from 6/30/2011^ to 8/31/2011	$—	$9.09	(9.10	%)**	$0.1	69.65%*	1.51	%‡*	(.53%)*	8%**
Class C
8/31/2012	$—	$8.41	1.77%		$0.0	12.88%	2.26	%‡	(.30%)	62%
Period from 6/30/2011^ to 8/31/2011	$—	$9.08	(9.20	%)**	$0.0	74.49%*	2.26	%‡*	(1.31%)*	8%**
Global Thematic Opportunities Fund
Institutional Class
8/31/2012	$—	$8.74	(7.22%)		$49.8	1.84%	1.25	%‡	.56%	57%
Period from 6/30/2011^ to 8/31/2011	$—	$9.44	(5.60	%)**	$27.4	4.83%*	1.25	%‡*	(.14%)*	11%**

Financial Highlights (cont'd)
	Net Asset Value, Beginning of Year	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions	Voluntary Contribution from Management
Class A
8/31/2012	$9.44	$0.02	$(0.75)	$(0.73)	$(0.01)	$—	$—	$(0.01)	$—
Period from 6/30/2011^ to 8/31/2011	$10.00	$(0.01)	$(0.55)	$(0.56)	$—	$—	$—	$—	$—
Class C
8/31/2012	$9.42	$(0.05)	$(0.73)	$(0.78)	$(0.01)	$—	$—	$(0.01)	$—
Period from 6/30/2011^ to 8/31/2011	$10.00	$(0.02)	$(0.56)	$(0.58)	$—	$—	$—	$—	$—
Guardian Fund
Investor Class
8/31/2012	$14.49	$0.12	$1.29	$1.41	$(0.10)	$—	$—	$(0.10)	$—
8/31/2011	$11.98	$0.11	$2.45	$2.56	$(0.05)	$—	$—	$(0.05)	$—
8/31/2010	$11.15	$0.05	$0.84	$0.89	$(0.06)	$—	$—	$(0.06)	$—
8/31/2009	$16.58	$0.07	$(4.15)	$(4.08)	$(0.05)	$(1.30)	$—	$(1.35)	$—
8/31/2008	$19.89	$0.11	$(1.05)	$(0.94)	$(0.13)	$(2.24)	$—	$(2.37)	$—
Trust Class
8/31/2012	$11.32	$0.07	$1.01	$1.08	$(0.09)	$—	$—	$(0.09)	$—
8/31/2011	$9.38	$0.06	$1.92	$1.98	$(0.04)	$—	$—	$(0.04)	$—
8/31/2010	$8.75	$0.02	$0.66	$0.68	$(0.05)	$—	$—	$(0.05)	$—
8/31/2009	$13.02	$0.04	$(3.25)	$(3.21)	$(0.04)	$(1.02)	$—	$(1.06)	$—
8/31/2008	$15.64	$0.06	$(0.82)	$(0.76)	$(0.10)	$(1.76)	$—	$(1.86)	$—
Advisor Class
8/31/2012	$12.77	$0.02	$1.16	$1.18	$(0.04)	$—	$—	$(0.04)	$—
8/31/2011	$10.59	$0.02	$2.16	$2.18	$—	$—	$—	$—	$—
8/31/2010	$9.87	$(0.02)	$0.75	$0.73	$(0.01)	$—	$—	$(0.01)	$—
8/31/2009	$14.65	$0.01	$(3.65)	$(3.64)	$(0.00)	$(1.14)	$—	$(1.14)	$—
8/31/2008	$17.55	$(0.01)	$(0.92)	$(0.93)	$—	$(1.97)	$—	$(1.97)	$—
Institutional Class
8/31/2012	$14.52	$0.15	$1.29	$1.44	$(0.13)	$—	$—	$(0.13)	$—
8/31/2011	$12.01	$0.12	$2.47	$2.59	$(0.08)	$—	$—	$(0.08)	$—
8/31/2010	$11.16	$0.08	$0.84	$0.92	$(0.07)	$—	$—	$(0.07)	$—
Period from 5/27/2009^ to 8/31/2009	$10.39	$0.03	$0.74	$0.77	$—	$—	$—	$—	$—

See Notes to Financial Highlights

	Redemption Feesøø	Net Asset Value, End of Year	Total Return††		Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
Class A
8/31/2012	$—	$8.70	(7.68%)		$0.6	2.25%	1.61	%‡	.27%	57%
Period from 6/30/2011^ to 8/31/2011	$—	$9.44	(5.60	%)**	$0.2	13.72%*	1.61	%‡*	(.50%)*	11	%**
Class C
8/31/2012	$—	$8.63	(8.25%)		$0.1	3.11%	2.36	%‡	(.57%)	57%
Period from 6/30/2011^ to 8/31/2011	$—	$9.42	(5.80	%)**	$0.1	21.31%*	2.36	%‡*	(1.32%)*	11	%**
Guardian Fund
Investor Class
8/31/2012	$—	$15.80	9.84%		$939.6	.92%	.92	%‡	.79%	26%
8/31/2011	$—	$14.49	21.35%		$962.6	.92%	.92	%‡	.74%	32%
8/31/2010	$—	$11.98	7.99%		$869.2	.95%	.95	%‡	.40%	36%
8/31/2009	$—	$11.15	(22.65%)		$875.5	.97%	.97	%‡	.67%	29%
8/31/2008	$—	$16.58	(5.38%)		$1,252.9	.89%	.88	%‡	.59%	42%
Trust Class
8/31/2012	$—	$12.31	9.68%		$113.5	1.09%	1.09	%‡	.64%	26%
8/31/2011	$—	$11.32	21.08%		$102.6	1.09%	1.09	%‡	.55%	32%
8/31/2010	$—	$9.38	7.75%		$79.0	1.12%	1.12	%‡	.23%	36%
8/31/2009	$—	$8.75	(22.74%)		$71.0	1.14%	1.14	%‡	.50%	29%
8/31/2008	$—	$13.02	(5.52%)		$103.6	1.06%	1.06	%‡	.41%	42%
Advisor Class
8/31/2012	$—	$13.91	9.27%		$0.6	1.50%	1.50	%‡§	.19%	26%
8/31/2011	$—	$12.77	20.59%		$0.6	1.50%	1.50	%‡§	.15%	32%
8/31/2010	$—	$10.59	7.38%		$0.5	2.59%	1.50	%‡	(.16%)	36%
8/31/2009	$—	$9.87	(23.05%)		$0.5	5.33%	1.50	%‡	.13%	29%
8/31/2008	$—	$14.65	(5.96%)		$0.9	3.44%	1.50	%‡	(.04%)	42%
Institutional Class
8/31/2012	$—	$15.83	10.03%		$60.0	.74%	.74	%‡§	1.01%	26%
8/31/2011	$—	$14.52	21.51%		$33.5	.75%	.75	%‡§	.77%	32%
8/31/2010	$—	$12.01	8.22%		$4.3	.81%	.75	%‡	.65%	36%
Period from 5/27/2009^ to 8/31/2009	$—	$11.16	7.41	%**	$0.1	5.16%*	.75	%‡*	1.12%*	29	%Ø

Financial Highlights (cont'd)
	Net Asset Value, Beginning of Year	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions	Voluntary Contribution from Management
Class A
8/31/2012	$11.28	$0.07	$1.00	$1.07	$(0.11)	$—	$—	$(0.11)	$—
8/31/2011	$9.36	$0.06	$1.91	$1.97	$(0.05)	$—	$—	$(0.05)	$—
8/31/2010	$8.75	$0.02	$0.66	$0.68	$(0.07)	$—	$—	$(0.07)	$—
Period from 5/27/2009^ to 8/31/2009	$8.15	$0.01	$0.59	$0.60	$—	$—	$—	$—	$—
Class C
8/31/2012	$12.60	$(0.02)	$1.13	$1.11	$(0.05)	$—	$—	$(0.05)	$—
8/31/2011	$10.51	$(0.04)	$2.15	$2.11	$(0.02)	$—	$—	$(0.02)	$—
8/31/2010	$9.86	$(0.06)	$0.76	$0.70	$(0.05)	$—	$—	$(0.05)	$—
Period from 5/27/2009^ to 8/31/2009	$9.21	$0.00	$0.65	$0.65	$—	$—	$—	$—	$—
Class R3
8/31/2012	$12.72	$0.05	$1.13	$1.18	$(0.11)	$—	$—	$(0.11)	$—
8/31/2011	$10.57	$0.04	$2.16	$2.20	$(0.05)	$—	$—	$(0.05)	$—
8/31/2010	$9.88	$(0.00)	$0.74	$0.74	$(0.05)	$—	$—	$(0.05)	$—
Period from 5/27/2009^ to 8/31/2009	$9.21	$0.01	$0.66	$0.67	$—	$—	$—	$—	$—
International Fund
Investor Class
8/31/2012	$16.68	$0.15	$(0.13)	$0.02	$(0.14)	$—	$—	$(0.14)	$—
8/31/2011	$14.51	$0.15	$2.06	$2.21	$(0.19)	$—	$—	$(0.19)	$0.15
8/31/2010	$13.58	$0.13	$0.99	$1.12	$(0.14)	$—	$(0.05)	$(0.19)	$—
8/31/2009	$17.64	$0.16	$(3.86)	$(3.70)	$(0.36)	$—	$—	$(0.36)	$—
8/31/2008	$25.68	$0.38	$(4.26)	$(3.88)	$(0.80)	$(3.36)	$—	$(4.16)	$—
Trust Class
8/31/2012	$18.47	$0.14	$(0.13)	$0.01	$(0.10)	$—	$—	$(0.10)	$—
8/31/2011	$16.08	$0.12	$2.27	$2.39	$(0.17)	$—	$—	$(0.17)	$0.17
8/31/2010	$15.03	$0.13	$1.10	$1.23	$(0.13)	$—	$(0.05)	$(0.18)	$—
8/31/2009	$19.43	$0.17	$(4.24)	$(4.07)	$(0.33)	$—	$—	$(0.33)	$—
8/31/2008	$28.18	$0.39	$(4.69)	$(4.30)	$(0.77)	$(3.68)	$—	$(4.45)	$—

See Notes to Financial Highlights

	Redemption Feesøø	Net Asset Value, End of Year	Total Return††		Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
Class A
8/31/2012	$—	$12.24	9.63%		$17.6	1.12%	1.11	%‡	.64%	26%
8/31/2011	$—	$11.28	21.06%		$10.8	1.15%	1.11	%‡	.51%	32%
8/31/2010	$—	$9.36	7.72%		$3.5	1.22%	1.11	%‡	.23%	36%
Period from 5/27/2009^ to 8/31/2009	$—	$8.75	7.36	%**	$0.5	2.24%*	1.11	%‡*	.41%*	29	%Ø
Class C
8/31/2012	$—	$13.66	8.83%		$1.3	1.88%	1.86	%‡	(.13%)	26%
8/31/2011	$—	$12.60	20.11%		$1.1	1.90%	1.86	%‡	(.28%)	32%
8/31/2010	$—	$10.51	7.08%		$0.4	2.46%	1.86	%‡	(.51%)	36%
Period from 5/27/2009^ to 8/31/2009	$—	$9.86	7.06	%**	$0.1	6.27%*	1.86	%‡*	.01%*	29	%Ø
Class R3
8/31/2012	$—	$13.79	9.40%		$0.5	1.39%	1.36	%‡	.36%	26%
8/31/2011	$—	$12.72	20.79%		$0.4	1.44%	1.36	%‡	.28%	32%
8/31/2010	$—	$10.57	7.51%		$0.1	3.12%	1.36	%‡	(.02%)	36%
Period from 5/27/2009^ to 8/31/2009	$—	$9.88	7.27	%**	$0.1	5.77%*	1.36	%‡*	.51%*	29	%Ø
International Fund
Investor Class
8/31/2012	$—	$16.56	.26%		$139.7	1.80%	1.73	%‡	.97%	29%
8/31/2011	$0.00	$16.68	16.28	%b	$166.9	1.60%	1.45	%‡	.90%	45%
8/31/2010	$0.00	$14.51	8.26%		$172.5	1.41%	1.40	%‡	.93%	61%
8/31/2009	$0.00	$13.58	(20.42%)		$208.8	1.40%	1.40	%‡	1.38%	81%
8/31/2008	$0.00	$17.64	(17.11%)		$405.2	1.26%	1.25	%‡	1.80%	53%
Trust Class
8/31/2012	$—	$18.38	.15%		$105.9	1.89%	1.89	%‡	.80%	29%
8/31/2011	$0.00	$18.47	15.91	%b	$134.0	1.69%	1.69	%‡	.61%	45%
8/31/2010	$0.00	$16.08	8.18%		$162.8	1.52%	1.52	%‡	.81%	61%
8/31/2009	$0.00	$15.03	(20.48%)		$201.5	1.49%	1.49	%‡	1.29%	81%
8/31/2008	$0.00	$19.43	(17.21%)		$417.7	1.35%	1.35	%‡	1.64%	53%

Financial Highlights (cont'd)
	Net Asset Value, Beginning of Year	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions	Voluntary Contribution from Management
Class A
8/31/2012	$18.51	$0.20	$(0.19)	$0.01	$(0.12)	$—	$—	$(0.12)	$—
Period from 12/20/2010^ to 8/31/2011	$18.58	$0.07	$(0.31)	$(0.24)	$—	$—	$—	$—	$0.17
Class C
8/31/2012	$18.41	$0.04	$(0.15)	$(0.11)	$—	$—	$—	$—	$—
Period from 12/20/2010^ to 8/31/2011	$18.58	$0.06	$(0.40)	$(0.34)	$—	$—	$—	$—	$0.17
International Institutional Fund
Institutional Class
8/31/2012	$9.20	$0.16	$(0.10)	$0.06	$(0.11)	$—	$—	$(0.11)	$—
8/31/2011	$8.10	$0.16	$1.11	$1.27	$(0.17)	$—	$—	$(0.17)	$—
8/31/2010	$7.53	$0.12	$0.56	$0.68	$(0.11)	$—	$—	$(0.11)	$—
8/31/2009	$9.84	$0.13	$(2.17)	$(2.04)	$(0.27)	$—	$—	$(0.27)	$—
8/31/2008	$14.44	$0.28	$(2.42)	$(2.14)	$(0.50)	$(1.96)	$—	$(2.46)	$—
International Large Cap Fund
Trust Class
8/31/2012	$9.35	$0.13	$(0.24)	$(0.11)	$(0.10)	$—	$—	$(0.10)	$—
8/31/2011	$8.31	$0.09	$1.00	$1.09	$(0.05)	$—	$—	$(0.05)	$—
8/31/2010	$7.93	$0.09	$0.38	$0.47	$(0.09)	$—	$—	$(0.09)	$—
8/31/2009	$10.12	$0.11	$(2.08)	$(1.97)	$(0.22)	$—	$—	$(0.22)	$—
8/31/2008	$12.09	$0.24	$(1.63)	$(1.39)	$(0.18)	$(0.40)	$—	$(0.58)	$—
Institutional Class
8/31/2012	$9.36	$0.15	$(0.23)	$(0.08)	$(0.14)	$—	$—	$(0.14)	$—
8/31/2011	$8.32	$0.16	$0.96	$1.12	$(0.08)	$—	$—	$(0.08)	$—
8/31/2010	$7.93	$0.12	$0.38	$0.50	$(0.11)	$—	$—	$(0.11)	$—
8/31/2009	$10.15	$0.14	$(2.09)	$(1.95)	$(0.27)	$—	$—	$(0.27)	$—
8/31/2008	$12.11	$0.29	$(1.63)	$(1.34)	$(0.22)	$(0.40)	$—	$(0.62)	$—

See Notes to Financial Highlights

	Redemption Feesøø	Net Asset Value, End of Year	Total Return††		Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets#		Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income/ (Loss) to Average Net Assets		Portfolio Turnover Rate
Class A
8/31/2012	$—	$18.40	.17%		$4.3	1.98%		1.79	%‡	1.15%		29%
Period from 12/20/2010^ to 8/31/2011	$0.00	$18.51	(.38	%)b**	$0.7	3.02	%a*	1.69	%‡a*	.57	%a*	45	%Ø
Class C
8/31/2012	$—	$18.30	(.60%)		$0.2	2.90%		2.61	%‡	.21%		29%
Period from 12/20/2010^ to 8/31/2011	$0.00	$18.41	(.91	%)b**	$0.1	8.24	%a*	2.33	%‡a*	.48	%a*	45	%Ø
International Institutional Fund
Institutional Class
8/31/2012	$—	$9.15	.78%		$491.6	1.16%		.84	%‡	1.88%		33%
8/31/2011	$—	$9.20	15.62%		$342.6	1.23%		.80	%‡	1.67%		46%
8/31/2010	$0.00	$8.10	9.05%		$168.1	1.24%		.80	%‡	1.53%		50%
8/31/2009	$0.00	$7.53	(19.92%)		$223.8	1.26%		.81	%‡	2.01%		98%
8/31/2008	$0.00	$9.84	(16.90%)		$411.5	1.11%		.80	%‡	2.32%		58%
International Large Cap Fund
Trust Class
8/31/2012	$—	$9.14	(1.05%)		$14.2	1.40%		1.25	%‡	1.47%		29%
8/31/2011	$0.00	$9.35	13.09%		$18.6	1.39%		1.25	%‡	.97%		54%
8/31/2010	$0.00	$8.31	5.87%		$27.7	1.53%		1.25	%‡	1.10%		45%
8/31/2009	$0.00	$7.93	(18.84%)		$28.9	1.73%		1.27	%‡	1.62%		90%
8/31/2008	$0.00	$10.12	(11.95%)		$51.5	1.37%		1.27	%‡	2.07%		97%
Institutional Class
8/31/2012	$—	$9.14	(.65%)		$172.0	.99%		.90	%‡	1.76%		29%
8/31/2011	$0.00	$9.36	13.39%		$161.5	1.01%		.90	%‡	1.60%		54%
8/31/2010	$0.00	$8.32	6.29%		$129.5	1.12%		.90	%‡	1.45%		45%
8/31/2009	$0.00	$7.93	(18.57%)		$67.7	1.30%		.92	%‡	2.00%		90%
8/31/2008	$0.00	$10.15	(11.60%)		$114.4	.97%		.92	%‡	2.59%		97%

Financial Highlights (cont'd)
	Net Asset Value, Beginning of Year	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions	Voluntary Contribution from Management
Class A
8/31/2012	$9.30	$0.14	$(0.24)	$(0.10)	$(0.11)	$—	$—	$(0.11)	$—
8/31/2011	$8.27	$0.08	$1.00	$1.08	$(0.05)	$—	$—	$(0.05)	$—
8/31/2010	$7.90	$0.10	$0.37	$0.47	$(0.10)	$—	$—	$(0.10)	$—
8/31/2009	$10.12	$0.11	$(2.08)	$(1.97)	$(0.25)	$—	$—	$(0.25)	$—
Period from 12/20/2007^ to 8/31/2008	$11.30	$0.08	$(1.26)	$(1.18)	$—	$—	$—	$—	$—
Class C
8/31/2012	$9.17	$0.06	$(0.21)	$(0.15)	$(0.04)	$—	$—	$(0.04)	$—
8/31/2011	$8.20	$0.05	$0.95	$1.00	$(0.03)	$—	$—	$(0.03)	$—
8/31/2010	$7.87	$0.04	$0.36	$0.40	$(0.07)	$—	$—	$(0.07)	$—
8/31/2009	$10.06	$0.08	$(2.08)	$(2.00)	$(0.19)	$—	$—	$(0.19)	$—
Period from 12/20/2007^ to 8/31/2008	$11.30	$0.16	$(1.40)	$(1.24)	$—	$—	$—	$—	$—
Class R3
8/31/2012	$9.27	$0.12	$(0.25)	$(0.13)	$(0.10)	$—	$—	$(0.10)	$—
8/31/2011	$8.26	$0.11	$0.94	$1.05	$(0.04)	$—	$—	$(0.04)	$—
8/31/2010	$7.90	$0.07	$0.37	$0.44	$(0.08)	$—	$—	$(0.08)	$—
Period from 5/27/2009^ to 8/31/2009	$7.10	$0.03	$0.77	$0.80	$—	$—	$—	$—	$—
Intrinsic Value Fund
Institutional Class
8/31/2012	$10.26	$(0.01)	$1.09	$1.08	$—	$(1.08)	$—	$(1.08)	$—
8/31/2011	$9.41	$(0.04)	$1.32	$1.28	$(0.03)	$(0.40)	$—	$(0.43)	$—
Period from 5/10/2010^ to 8/31/2010	$10.00	$0.01	$(0.60)	$(0.59)	$—	$—	$—	$—	$—
Class A
8/31/2012	$10.22	$(0.05)	$1.07	$1.02	$—	$(1.08)	$—	$(1.08)	$—
8/31/2011	$9.40	$(0.09)	$1.34	$1.25	$(0.03)	$(0.40)	$—	$(0.43)	$—
Period from 5/10/2010^ to 8/31/2010	$10.00	$(0.00)	$(0.60)	$(0.60)	$—	$—	$—	$—	$—

See Notes to Financial Highlights

	Redemption Feesøø	Net Asset Value, End of Year	Total Return††		Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
Class A
8/31/2012	$—	$9.09	(.96%)		$8.3	1.39%	1.24	%‡	1.56%	29%
8/31/2011	$0.00	$9.30	13.06%		$5.2	1.39%	1.24	%‡	.81%	54%
8/31/2010	$0.00	$8.27	5.87%		$9.3	1.52%	1.24	%‡	1.24%	45%
8/31/2009	$0.00	$7.90	(18.83%)		$4.0	2.17%	1.29	%‡	1.63%	90%
Period from 12/20/2007^ to 8/31/2008	$0.00	$10.12	(10.44	%)**	$2.2	1.70%*	1.34	%‡*	1.15%*	97	%Ø
Class C
8/31/2012	$—	$8.98	(1.64%)		$3.7	2.13%	2.00	%‡	.65%	29%
8/31/2011	$0.00	$9.17	12.19%		$2.1	2.14%	2.00	%‡	.57%	54%
8/31/2010	$0.00	$8.20	5.02%		$1.5	2.29%	2.01	%‡	.45%	45%
8/31/2009	$0.00	$7.87	(19.34%)		$0.4	3.94%	2.01	%‡	1.23%	90%
Period from 12/20/2007^ to 8/31/2008	$0.00	$10.06	(10.97	%)**	$0.1	4.08%*	2.03	%‡*	2.05%*	97	%Ø
Class R3
8/31/2012	$—	$9.04	(1.24%)		$0.4	1.67%	1.51	%‡	1.35%	29%
8/31/2011	$0.00	$9.27	12.71%		$0.1	1.87%	1.51	%‡	1.15%	54%
8/31/2010	$0.00	$8.26	5.57%		$0.1	3.50%	1.51	%‡	.87%	45%
Period from 5/27/2009^ to 8/31/2009	$0.00	$7.90	11.27	%**	$0.1	6.18%*	1.52	%‡*	1.31%*	90	%Ø
Intrinsic Value Fund
Institutional Class
8/31/2012	$—	$10.26	12.21%		$134.2	1.22%	1.00	%‡	(.14%)	30%
8/31/2011	$—	$10.26	13.08%		$114.7	1.26%	1.00	%‡	(.35%)	44%
Period from 5/10/2010^ to 8/31/2010	$—	$9.41	(5.90	%)**	$80.9	1.70%*	1.00	%‡*	.33%*	19	%**
Class A
8/31/2012	$—	$10.16	11.62%		$8.4	1.61%	1.36	%‡	(.51%)	30%
8/31/2011	$—	$10.22	12.74%		$8.6	1.65%	1.36	%‡	(.73%)	44%
Period from 5/10/2010^ to 8/31/2010	$—	$9.40	(6.00	%)**	$0.6	2.11%*	1.36	%‡*	(.02%)*	19	%**

Financial Highlights (cont'd)
	Net Asset Value, Beginning of Year	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions	Voluntary Contribution from Management
Class C
8/31/2012	$10.14	$(0.12)	$1.06	$0.94	$—	$(1.08)	$—	$(1.08)	$—
8/31/2011	$9.38	$(0.17)	$1.34	$1.17	$(0.01)	$(0.40)	$—	$(0.41)	$—
Period from 5/10/2010^ to 8/31/2010	$10.00	$(0.02)	$(0.60)	$(0.62)	$—	$—	$—	$—	$—
Large Cap Disciplined Growth Fund
Investor Class
8/31/2012	$7.38	$0.01	$0.62	$0.63	$—	$(0.33)	$—	$(0.33)	$—
8/31/2011	$6.18	$(0.01)	$1.21	$1.20	$(0.00)	$—	$—	$(0.00)	$—
8/31/2010	$6.04	$0.02	$0.12	$0.14	$(0.00)	$—	$—	$(0.00)	$—
8/31/2009	$7.39	$0.02	$(1.37)	$(1.35)	$—	$—	$—	$—	$—
8/31/2008	$7.45	$(0.00)	$(0.06)	$(0.06)	$—	$—	$—	$—	$—
Institutional Class
8/31/2012	$7.41	$0.03	$0.62	$0.65	$(0.01)	$(0.33)	$—	$(0.34)	$—
8/31/2011	$6.20	$0.02	$1.21	$1.23	$(0.02)	$—	$—	$(0.02)	$—
8/31/2010	$6.05	$0.04	$0.13	$0.17	$(0.02)	$—	$—	$(0.02)	$—
Period from 4/6/2009^ to 8/31/2009	$5.28	$0.02	$0.75	$0.77	$—	$—	$—	$—	$—
Class A
8/31/2012	$7.37	$0.00	$0.63	$0.63	$—	$(0.33)	$—	$(0.33)	$—
8/31/2011	$6.18	$(0.01)	$1.20	$1.19	$(0.00)	$—	$—	$(0.00)	$—
8/31/2010	$6.04	$0.02	$0.12	$0.14	$—	$—	$—	$—	$—
Period from 4/6/2009^ to 8/31/2009	$5.28	$0.01	$0.75	$0.76	$—	$—	$—	$—	$—
Class C
8/31/2012	$7.26	$(0.05)	$0.60	$0.55	$—	$(0.33)	$—	$(0.33)	$—
8/31/2011	$6.12	$(0.06)	$1.20	$1.14	$—	$—	$—	$—	$—
8/31/2010	$6.02	$(0.03)	$0.13	$0.10	$—	$—	$—	$—	$—
Period from 4/6/2009^ to 8/31/2009	$5.28	$(0.01)	$0.75	$0.74	$—	$—	$—	$—	$—

See Notes to Financial Highlights

	Redemption Feesøø	Net Asset Value, End of Year	Total Return††		Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
Class C
8/31/2012	$—	$10.00	10.87%		$6.9	2.35%	2.11	%‡	(1.25%)	30%
8/31/2011	$—	$10.14	11.91%		$5.5	2.34%	2.11	%‡	(1.48%)	44%
Period from 5/10/2010^ to 8/31/2010	$—	$9.38	(6.20	%)**	$0.0	3.09%*	2.11	%‡*	(.79%)*	19	%**
Large Cap Disciplined Growth Fund
Investor Class
8/31/2012	$—	$7.68	9.12%		$17.8	1.11%	1.11	%‡§	.08%	116%
8/31/2011	$—	$7.38	19.44%		$15.5	1.11%	1.11	%‡§	(.08%)	101%
8/31/2010	$—	$6.18	2.37%		$11.4	1.23%	1.11	%‡	.29%	104%
8/31/2009	$—	$6.04	(18.27%)		$11.7	2.50%	1.34	%‡	.40%	132	%###
8/31/2008	$—	$7.39	(.81%)		$11.9	2.53%	1.50	%‡	(.00%)	167%
Institutional Class
8/31/2012	$—	$7.72	9.43%		$601.6	.78%	.75	%‡	.44%	116%
8/31/2011	$—	$7.41	19.79%		$565.4	.80%	.75	%‡	.29%	101%
8/31/2010	$—	$6.20	2.76%		$346.6	.87%	.75	%‡	.61%	104%
Period from 4/6/2009^ to 8/31/2009	$—	$6.05	14.58	%**	$23.3	1.57%*	.75	%‡*	.86%*	132	%Ø###
Class A
8/31/2012	$—	$7.67	9.13%		$67.1	1.16%	1.11	%‡	.06%	116%
8/31/2011	$—	$7.37	19.30%		$40.2	1.19%	1.11	%‡	(.09%)	101%
8/31/2010	$—	$6.18	2.32%		$33.0	1.30%	1.11	%‡	.35%	104%
Period from 4/6/2009^ to 8/31/2009	$—	$6.04	14.39	%**	$63.7	1.79%*	1.11	%‡*	.47%*	132	%Ø###
Class C
8/31/2012	$—	$7.48	8.14%		$33.4	1.90%	1.86	%‡	(.67%)	116%
8/31/2011	$—	$7.26	18.63%		$37.0	1.92%	1.86	%‡	(.83%)	101%
8/31/2010	$—	$6.12	1.66%		$31.0	2.01%	1.86	%‡	(.46%)	104%
Period from 4/6/2009^ to 8/31/2009	$—	$6.02	14.02	%**	$25.9	2.56%*	1.86	%‡*	(.28%)*	132	%Ø###

Financial Highlights (cont'd)
	Net Asset Value, Beginning of Year	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions	Voluntary Contribution from Management
Class R3
8/31/2012	$7.34	$(0.01)	$0.61	$0.60	$—	$(0.33)	$—	$(0.33)	$—
8/31/2011	$6.16	$(0.02)	$1.20	$1.18	$—	$—	$—	$—	$—
8/31/2010	$6.03	$0.00	$0.13	$0.13	$—	$—	$—	$—	$—
Period from 5/27/2009^ to 8/31/2009	$5.47	$0.00	$0.56	$0.56	$—	$—	$—	$—	$—
Large Cap Value Fund
Investor Class
8/31/2012	$24.97	$0.30	$1.30	$1.60	$(0.11)	$—	$—	$(0.11)	$—
8/31/2011	$22.03	$0.11	$2.86	$2.97	$(0.03)	$—	$—	$(0.03)	$—
8/31/2010	$21.67	$0.04	$0.45	$0.49	$(0.13)	$—	$—	$(0.13)	$—
8/31/2009	$28.90	$0.15	$(7.04)	$(6.89)	$(0.09)	$(0.25)	$—	$(0.34)	$—
8/31/2008	$32.10	$0.13	$(2.01)	$(1.88)	$(0.12)	$(1.20)	$—	$(1.32)	$—
Trust Class
8/31/2012	$19.15	$0.19	$1.00	$1.19	$(0.04)	$—	$—	$(0.04)	$—
8/31/2011	$16.90	$0.04	$2.21	$2.25	$(0.00)	$—	$—	$(0.00)	$—
8/31/2010	$16.67	$0.00	$0.34	$0.34	$(0.11)	$—	$—	$(0.11)	$—
8/31/2009	$22.25	$0.09	$(5.42)	$(5.33)	$(0.06)	$(0.19)	$—	$(0.25)	$—
8/31/2008	$24.75	$0.06	$(1.56)	$(1.50)	$(0.08)	$(0.92)	$—	$(1.00)	$—
Advisor Class
8/31/2012	$16.50	$0.14	$0.87	$1.01	$(0.05)	$—	$—	$(0.05)	$—
8/31/2011	$14.59	$0.01	$1.90	$1.91	$—	$—	$—	$—	$—
8/31/2010	$14.42	$(0.02)	$0.29	$0.27	$(0.10)	$—	$—	$(0.10)	$—
8/31/2009	$19.27	$0.06	$(4.69)	$(4.63)	$(0.05)	$(0.17)	$—	$(0.22)	$—
8/31/2008	$21.45	$0.02	$(1.35)	$(1.33)	$(0.05)	$(0.80)	$—	$(0.85)	$—
Institutional Class
8/31/2012	$25.11	$0.34	$1.30	$1.64	$(0.16)	$—	$—	$(0.16)	$—
8/31/2011	$22.15	$0.17	$2.87	$3.04	$(0.08)	$—	$—	$(0.08)	$—
8/31/2010	$21.79	$0.08	$0.45	$0.53	$(0.17)	$—	$—	$(0.17)	$—
8/31/2009	$29.06	$0.18	$(7.08)	$(6.90)	$(0.12)	$(0.25)	$—	$(0.37)	$—
8/31/2008	$32.28	$0.19	$(2.04)	$(1.85)	$(0.17)	$(1.20)	$—	$(1.37)	$—

See Notes to Financial Highlights

	Redemption Feesøø	Net Asset Value, End of Year	Total Return††	Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
Class R3
8/31/2012	$—	$7.61	8.75%	$0.3	1.44%	1.36	%‡	(.18%)	116%
8/31/2011	$—	$7.34	19.16%	$0.3	1.48%	1.36	%‡	(.29%)	101%
8/31/2010	$—	$6.16	2.16%	$0.1	3.23%	1.36	%‡	.04%	104%
Period from 5/27/2009^ to 8/31/2009	$—	$6.03	10.24%**	$0.1	6.21%*	1.36	%‡*	.20%*	132	%Ø###
Large Cap Value Fund
Investor Class
8/31/2012	$—	$26.46	6.47%	$1,057.1	.87%	.87	%‡	1.20%	171%
8/31/2011	$—	$24.97	13.48%	$1,171.4	.85%	.85	%‡	.42%	41%
8/31/2010	$—	$22.03	2.21%	$1,189.1	.85%	.85	%‡	.19%	42%
8/31/2009	$—	$21.67	(23.27%)	$1,337.2	.89%	.89	%‡	.85%	35%
8/31/2008	$—	$28.90	(6.22%)	$2,193.1	.80%	.80	%‡	.42%	41%
Trust Class
8/31/2012	$—	$20.30	6.26%	$209.6	1.05%	1.05	%‡	.97%	171%
8/31/2011	$—	$19.15	13.32%	$424.9	1.04%	1.04	%‡	.22%	41%
8/31/2010	$—	$16.90	2.01%	$547.6	1.03%	1.03	%‡	.01%	42%
8/31/2009	$—	$16.67	(23.38%)	$622.6	1.05%	1.04	%‡	.70%	35%
8/31/2008	$—	$22.25	(6.40%)	$1,004.0	.99%	.99	%‡	.23%	41%
Advisor Class
8/31/2012	$—	$17.46	6.13%	$220.0	1.20%	1.20	%‡	.84%	171%
8/31/2011	$—	$16.50	13.09%	$308.9	1.19%	1.19	%‡	.07%	41%
8/31/2010	$—	$14.59	1.83%	$341.5	1.18%	1.18	%‡	(.14%)	42%
8/31/2009	$—	$14.42	(23.47%)	$379.7	1.20%	1.20	%‡	.54%	35%
8/31/2008	$—	$19.27	(6.56%)	$559.0	1.14%	1.14	%‡	.08%	41%
Institutional Class
8/31/2012	$—	$26.59	6.61%	$103.0	.70%	.70	%‡	1.35%	171%
8/31/2011	$—	$25.11	13.69%	$200.6	.69%	.69	%‡	.61%	41%
8/31/2010	$—	$22.15	2.35%	$148.7	.69%	.69	%‡§	.35%	42%
8/31/2009	$—	$21.79	(23.10%)	$161.3	.71%	.70	%‡	1.01%	35%
8/31/2008	$—	$29.06	(6.08%)	$168.1	.65%	.65	%‡	.59%	41%

Financial Highlights (cont'd)
	Net Asset Value, Beginning of Year	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions	Voluntary Contribution from Management
Class A
8/31/2012	$19.06	$0.20	$0.97	$1.17	$(0.16)	$—	$—	$(0.16)	$—
8/31/2011	$16.90	$0.06	$2.18	$2.24	$(0.08)	$—	$—	$(0.08)	$—
Period from 6/21/2010^ to 8/31/2010	$18.36	$0.01	$(1.47)	$(1.46)	$—	$—	$—	$—	$—
Class C
8/31/2012	$16.31	$0.05	$0.83	$0.88	$—	$—	$—	$—	$—
8/31/2011	$14.57	$(0.10)	$1.90	$1.80	$(0.06)	$—	$—	$(0.06)	$—
Period from 6/21/2010^ to 8/31/2010	$15.85	$(0.02)	$(1.26)	$(1.28)	$—	$—	$—	$—	$—
Class R3
8/31/2012	$16.41	$0.15	$0.82	$0.97	$(0.04)	$—	$—	$(0.04)	$—
8/31/2011	$14.58	$(0.01)	$1.90	$1.89	$(0.06)	$—	$—	$(0.06)	$—
Period from 6/21/2010^ to 8/31/2010	$15.85	$(0.00)	$(1.27)	$(1.27)	$—	$—	$—	$—	$—
Mid Cap Growth Fund
Investor Class
8/31/2012	$10.84	$(0.06)	$1.22	$1.16	$—	$(0.02)	$—	$(0.02)	$—
8/31/2011	$8.43	$(0.05)	$2.46	$2.41	$—	$—	$—	$—	$—
8/31/2010	$7.43	$(0.05)	$1.05	$1.00	$—	$—	$—	$—	$—
8/31/2009	$9.53	$(0.02)	$(2.08)	$(2.10)	$—	$—	$—	$—	$—
8/31/2008	$10.54	$(0.05)	$(0.96)	$(1.01)	$—	$—	$—	$—	$—
Trust Class
8/31/2012	$16.48	$(0.10)	$1.85	$1.75	$—	$(0.00)	$—	$(0.00)	$—
8/31/2011	$12.83	$(0.08)	$3.73	$3.65	$—	$—	$—	$—	$—
8/31/2010	$11.31	$(0.08)	$1.60	$1.52	$—	$—	$—	$—	$—
8/31/2009	$14.54	$(0.04)	$(3.19)	$(3.23)	$—	$—	$—	$—	$—
8/31/2008	$16.11	$(0.11)	$(1.46)	$(1.57)	$—	$—	$—	$—	$—
Advisor Class
8/31/2012	$16.82	$(0.17)	$1.89	$1.72	$—	$—	$—	$—	$—
8/31/2011	$13.14	$(0.16)	$3.84	$3.68	$—	$—	$—	$—	$—
8/31/2010	$11.63	$(0.13)	$1.64	$1.51	$—	$—	$—	$—	$—
8/31/2009	$14.98	$(0.06)	$(3.29)	$(3.35)	$—	$—	$—	$—	$—
8/31/2008	$16.64	$(0.16)	$(1.50)	$(1.66)	$—	$—	$—	$—	$—

See Notes to Financial Highlights

	Redemption Feesøø	Net Asset Value, End of Year	Total Return††		Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
Class A
8/31/2012	$—	$20.07	6.24%		$2.0	1.07%	1.07	%‡§	1.03%	171%
8/31/2011	$—	$19.06	13.20%		$1.4	1.29%	1.11	%‡	.30%	41%
Period from 6/21/2010^ to 8/31/2010	$—	$16.90	(7.95	%)**	$0.0	35.72%*	1.11	%‡*	.16%*	42	%Ø
Class C
8/31/2012	$—	$17.19	5.40%		$0.2	2.04%	1.86	%‡	.27%	171%
8/31/2011	$—	$16.31	12.32%		$0.1	4.61%	1.86	%‡	(.56%)	41%
Period from 6/21/2010^ to 8/31/2010	$—	$14.57	(8.08	%)**	$0.0	37.45%*	1.86	%‡*	(.60%)*	42	%Ø
Class R3
8/31/2012	$—	$17.34	5.95%		$0.6	1.39%	1.36	%‡	.93%	171%
8/31/2011	$—	$16.41	12.93%		$0.0	6.07%	1.36	%‡	(.08%)	41%
Period from 6/21/2010^ to 8/31/2010	$—	$14.58	(8.01	%)**	$0.0	36.96%*	1.36	%‡*	(.09%)*	42	%Ø
Mid Cap Growth Fund
Investor Class
8/31/2012	$—	$11.98	10.73%		$347.9	1.01%	1.01	%‡	(.51%)	40%
8/31/2011	$—	$10.84	28.59%		$335.5	1.02%	1.02	%‡	(.45%)	49%
8/31/2010	$—	$8.43	13.46%		$288.0	1.07%	1.07	%‡	(.55%)	70%
8/31/2009	$—	$7.43	(22.04%)		$280.9	1.11%	1.11	%‡	(.28%)	69%
8/31/2008	$—	$9.53	(9.58%)		$396.7	1.01%	1.01	%‡	(.49%)	70%
Trust Class
8/31/2012	$—	$18.23	10.65%		$39.9	1.05%	1.05	%‡	(.55%)	40%
8/31/2011	$—	$16.48	28.45%		$28.1	1.07%	1.07	%‡	(.52%)	49%
8/31/2010	$—	$12.83	13.44%		$21.8	1.14%	1.14	%‡	(.61%)	70%
8/31/2009	$—	$11.31	(22.21%)		$16.4	1.26%	1.26	%‡	(.37%)	69%
8/31/2008	$—	$14.54	(9.75%)		$11.7	1.25%	1.25	%‡	(.73%)	70%
Advisor Class
8/31/2012	$—	$18.54	10.23%		$10.2	1.44%	1.44	%‡§	(.95%)	40%
8/31/2011	$—	$16.82	28.01%		$9.0	1.50%	1.50	%‡§	(.95%)	49%
8/31/2010	$—	$13.14	12.98%		$5.4	1.50%	1.50	%‡§	(.98%)	70%
8/31/2009	$—	$11.63	(22.36%)		$6.9	1.86%	1.50	%‡	(.57%)	69%
8/31/2008	$—	$14.98	(9.98%)		$3.2	2.38%	1.49	%‡	(.98%)	70%

Financial Highlights (cont'd)
	Net Asset Value, Beginning of Year	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions	Voluntary Contribution from Management
Institutional Class
8/31/2012	$11.01	$(0.03)	$1.23	$1.20	$—	$(0.05)	$—	$(0.05)	$—
8/31/2011	$8.54	$(0.02)	$2.49	$2.47	$—	$—	$—	$—	$—
8/31/2010	$7.50	$(0.02)	$1.06	$1.04	$—	$—	$—	$—	$—
8/31/2009	$9.57	$0.01	$(2.08)	$(2.07)	$—	$—	$—	$—	$—
8/31/2008	$10.55	$(0.02)	$(0.96)	$(0.98)	$—	$—	$—	$—	$—
Class A
8/31/2012	$16.49	$(0.11)	$1.86	$1.75	$—	$(0.01)	$—	$(0.01)	$—
8/31/2011	$12.84	$(0.09)	$3.74	$3.65	$—	$—	$—	$—	$—
8/31/2010	$11.31	$(0.07)	$1.60	$1.53	$—	$—	$—	$—	$—
Period from 5/27/2009^ to 8/31/2009	$10.34	$(0.00)	$0.97	$0.97	$—	$—	$—	$—	$—
Class C
8/31/2012	$16.68	$(0.24)	$1.87	$1.63	$—	$—	$—	$—	$—
8/31/2011	$13.09	$(0.23)	$3.82	$3.59	$—	$—	$—	$—	$—
8/31/2010	$11.62	$(0.18)	$1.65	$1.47	$—	$—	$—	$—	$—
Period from 5/27/2009^ to 8/31/2009	$10.64	$(0.02)	$1.00	$0.98	$—	$—	$—	$—	$—
Class R3
8/31/2012	$16.87	$(0.16)	$1.90	$1.74	$—	$—	$—	$—	$—
8/31/2011	$13.17	$(0.16)	$3.86	$3.70	$—	$—	$—	$—	$—
8/31/2010	$11.63	$(0.11)	$1.65	$1.54	$—	$—	$—	$—	$—
Period from 5/27/2009^ to 8/31/2009	$10.64	$(0.00)	$0.99	$0.99	$—	$—	$—	$—	$—
Mid Cap Intrinsic Value Fund
Investor Class
8/31/2012	$14.18	$0.10	$1.68	$1.78	$(0.06)	$—	$—	$(0.06)	$—
8/31/2011	$12.26	$0.06	$1.88	$1.94	$(0.02)	$—	$—	$(0.02)	$—
8/31/2010	$11.07	$0.01	$1.26	$1.27	$(0.08)	$—	$—	$(0.08)	$—
8/31/2009	$15.02	$0.07	$(3.47)	$(3.40)	$(0.00)	$(0.55)	$—	$(0.55)	$—
8/31/2008	$18.65	$0.07	$(1.75)	$(1.68)	$(0.14)	$(1.81)	$—	$(1.95)	$—

See Notes to Financial Highlights

	Redemption Feesøø	Net Asset Value, End of Year	Total Return††	Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
Institutional Class
8/31/2012	$—	$12.16	10.96%	$174.2	.79%	.75	%‡	(.26%)	40%
8/31/2011	$—	$11.01	28.92%	$113.8	.81%	.75	%‡	(.21%)	49%
8/31/2010	$—	$8.54	13.87%	$121.1	.83%	.75	%‡	(.22%)	70%
8/31/2009	$—	$7.50	(21.63%)	$146.6	.87%	.75	%‡	.12%	69%
8/31/2008	$—	$9.57	(9.29%)	$51.1	.78%	.75	%‡	(.22%)	70%
Class A
8/31/2012	$—	$18.23	10.61%	$63.2	1.17%	1.11	%‡	(.62%)	40%
8/31/2011	$—	$16.49	28.43%	$25.2	1.19%	1.11	%‡	(.56%)	49%
8/31/2010	$—	$12.84	13.53%	$13.6	1.28%	1.11	%‡	(.51%)	70%
Period from 5/27/2009^ to 8/31/2009	$—	$11.31	9.38%**	$0.1	4.05%*	1.11	%‡*	(.01%)*	69	%Ø
Class C
8/31/2012	$—	$18.31	9.77%	$2.4	1.98%	1.86	%‡	(1.36%)	40%
8/31/2011	$—	$16.68	27.43%	$0.6	2.04%	1.86	%‡	(1.36%)	49%
8/31/2010	$—	$13.09	12.65%	$0.2	2.64%	1.86	%‡	(1.32%)	70%
Period from 5/27/2009^ to 8/31/2009	$—	$11.62	9.21%**	$0.1	6.29%*	1.86	%‡*	(.64%)*	69	%Ø
Class R3
8/31/2012	$—	$18.61	10.31%	$3.0	1.45%	1.36	%‡	(.89%)	40%
8/31/2011	$—	$16.87	28.09%	$0.5	1.50%	1.36	%‡	(.91%)	49%
8/31/2010	$—	$13.17	13.24%	$0.1	3.15%	1.36	%‡	(.84%)	70%
Period from 5/27/2009^ to 8/31/2009	$—	$11.63	9.30%**	$0.1	5.78%*	1.36	%‡*	(.14%)*	69	%Ø
Mid Cap Intrinsic Value Fund
Investor Class
8/31/2012	$—	$15.90	12.62%	$46.0	1.39%	1.18	%‡	.69%	118%
8/31/2011	$—	$14.18	15.79%	$46.5	1.33%	1.22	%‡	.38%	27%
8/31/2010	$—	$12.26	11.51%	$55.9	1.24%	1.22	%‡	.10%	51%
8/31/2009	$—	$11.07	(21.04%)	$43.8	1.37%	1.36	%‡	.78%	51%
8/31/2008	$—	$15.02	(9.93%)	$79.1	1.12%	1.11	%‡	.43%	60%

Financial Highlights (cont'd)
	Net Asset Value, Beginning of Year	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions	Voluntary Contribution from Management
Trust Class
8/31/2012	$12.34	$0.08	$1.46	$1.54	$(0.06)	$—	$—	$(0.06)	$—
8/31/2011	$10.68	$0.04	$1.63	$1.67	$(0.01)	$—	$—	$(0.01)	$—
8/31/2010	$9.66	$0.01	$1.11	$1.12	$(0.10)	$—	$—	$(0.10)	$—
8/31/2009	$13.09	$0.07	$(3.02)	$(2.95)	$(0.00)	$(0.48)	$—	$(0.48)	$—
8/31/2008	$16.26	$0.04	$(1.52)	$(1.48)	$(0.11)	$(1.58)	$—	$(1.69)	$—
Institutional Class
8/31/2012	$14.22	$0.15	$1.67	$1.82	$(0.11)	$—	$—	$(0.11)	$—
8/31/2011	$12.28	$0.11	$1.89	$2.00	$(0.06)	$—	$—	$(0.06)	$—
Period from 3/8/2010^ to 8/31/2010	$13.12	$0.03	$(0.87)	$(0.84)	$—	$—	$—	$—	$—
Class A
8/31/2012	$12.34	$0.08	$1.46	$1.54	$(0.06)	$—	$—	$(0.06)	$—
8/31/2011	$10.68	$0.05	$1.63	$1.68	$(0.02)	$—	$—	$(0.02)	$—
Period from 6/21/2010^ to 8/31/2010	$11.41	$0.00	$(0.73)	$(0.73)	$—	$—	$—	$—	$—
Class C
8/31/2012	$12.25	$(0.01)	$1.45	$1.44	$—	$—	$—	$—	$—
8/31/2011	$10.66	$(0.04)	$1.63	$1.59	$—	$—	$—	$—	$—
Period from 6/21/2010^ to 8/31/2010	$11.41	$(0.01)	$(0.74)	$(0.75)	$—	$—	$—	$—	$—
Class R3
8/31/2012	$12.32	$0.05	$1.46	$1.51	$(0.03)	$—	$—	$(0.03)	$—
8/31/2011	$10.67	$0.04	$1.61	$1.65	$—	$—	$—	$—	$—
Period from 6/21/2010^ to 8/31/2010	$11.41	$(0.00)	$(0.74)	$(0.74)	$—	$—	$—	$—	$—
Multi-Cap Opportunities Fund
Institutional Class
8/31/2012	$9.59	$0.17	$1.27	$1.44	$(0.02)	$(0.25)	$—	$(0.27)	$—
8/31/2011	$8.03	$0.06	$1.55	$1.61	$(0.05)	$—	$—	$(0.05)	$—
8/31/2010‡‡‡	$7.93	$0.09	$0.16	$0.25	$(0.15)	$—	$—	$(0.15)	$—
8/31/2009‡‡‡	$9.84	$0.07	$(1.84)	$(1.77)	$(0.05)	$(0.09)	$—	$(0.14)	$—
8/31/2008‡‡‡	$11.14	$0.05	$(0.86)	$(0.81)	$(0.07)	$(0.42)	$—	$(0.49)	$—

See Notes to Financial Highlights

	Redemption Feesøø	Net Asset Value, End of Year	Total Return††		Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
Trust Class
8/31/2012	$—	$13.82	12.51%		$18.4	1.60%	1.25	%‡	.61%	118%
8/31/2011	$—	$12.34	15.66%		$24.1	1.54%	1.26	%‡	.33%	27%
8/31/2010	$—	$10.68	11.55%		$80.5	1.42%	1.25	%‡	.07%	51%
8/31/2009	$—	$9.66	(20.96%)		$26.9	1.59%	1.25	%‡	.89%	51%
8/31/2008	$—	$13.09	(10.03%)		$52.8	1.36%	1.24	%‡	.30%	60%
Institutional Class
8/31/2012	$—	$15.93	12.94%		$4.4	1.19%	.85	%‡	1.01%	118%
8/31/2011	$—	$14.22	16.26%		$3.5	1.16%	.86	%‡	.67%	27%
Period from 3/8/2010^ to 8/31/2010	$—	$12.28	(6.40	%)**	$0.7	1.03%*	.85	%‡*	.48%*	51	%Ø
Class A
8/31/2012	$—	$13.82	12.56%		$3.8	1.61%	1.21	%‡	.63%	118%
8/31/2011	$—	$12.34	15.70%		$1.2	1.91%	1.22	%‡	.37%	27%
Period from 6/21/2010^ to 8/31/2010	$—	$10.68	(6.40	%)**	$0.0	37.23%*	1.21	%‡*	.04%*	51	%Ø
Class C
8/31/2012	$—	$13.69	11.76%		$0.4	2.43%	1.96	%‡	(.09%)	118%
8/31/2011	$—	$12.25	14.92%		$0.1	3.97%	1.97	%‡	(.31%)	27%
Period from 6/21/2010^ to 8/31/2010	$—	$10.66	(6.57	%)**	$0.0	35.88%*	1.96	%‡*	(.64%)*	51	%Ø
Class R3
8/31/2012	$—	$13.80	12.25%		$0.2	1.88%	1.46	%‡	.41%	118%
8/31/2011	$—	$12.32	15.46%		$0.2	6.06%	1.47	%‡	.32%	27%
Period from 6/21/2010^ to 8/31/2010	$—	$10.67	(6.49	%)**	$0.0	37.59%*	1.46	%‡*	(.22%)*	51	%Ø
Multi-Cap Opportunities Fund
Institutional Class
8/31/2012	$—	$10.76	15.56%		$465.5	1.00%	1.00	%^^§	1.70%	29%
8/31/2011	$—	$9.59	20.09%		$91.0	1.21%	1.01	%^^	.64%	105%
8/31/2010‡‡‡	$—	$8.03	3.02	%††††	$47.2	1.95%	1.00	%^^	1.10%	62%
8/31/2009‡‡‡	$—	$7.93	(17.74	%)††††	$3.1	5.67%	1.02	%^^	1.02%	124%
8/31/2008‡‡‡	$—	$9.84	(7.53	%)††††	$5.0	2.33%	1.01	%^^	.46%	129%

Financial Highlights (cont'd)
	Net Asset Value, Beginning of Year	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions	Voluntary Contribution from Management
Class A
8/31/2012	$9.56	$0.13	$1.27	$1.40	$(0.01)	$(0.25)	$—	$(0.26)	$—
8/31/2011	$8.02	$0.03	$1.53	$1.56	$(0.02)	$—	$—	$(0.02)	$—
Period from 12/21/2009^ to 8/31/2010	$8.38	$0.03	$(0.39)	$(0.36)	$—	$—	$—	$—	$—
Class C
8/31/2012	$9.47	$0.07	$1.23	$1.30	$—	$(0.25)	$—	$(0.25)	$—
8/31/2011	$7.97	$(0.05)	$1.55	$1.50	$—	$—	$—	$—	$—
Period from 12/21/2009^ to 8/31/2010	$8.38	$(0.01)	$(0.40)	$(0.41)	$—	$—	$—	$—	$—
Real Estate Fund
Trust Class
8/31/2012	$11.80	$0.14	$2.12	$2.26	$(0.19)	$(0.05)	$—	$(0.24)	$—
8/31/2011	$10.23	$0.09	$1.68	$1.77	$(0.21)	$—	$—	$(0.21)	$—
8/31/2010	$7.74	$0.16	$2.53	$2.69	$(0.16)	$—	$(0.04)	$(0.20)	$—
8/31/2009	$10.65	$0.24	$(2.84)	$(2.60)	$(0.24)	$—	$(0.07)	$(0.31)	$—
8/31/2008	$14.21	$0.22	$(1.04)	$(0.82)	$(0.19)	$(2.39)	$(0.16)	$(2.74)	$—
Institutional Class
8/31/2012	$11.83	$0.15	$2.14	$2.29	$(0.21)	$(0.05)	$—	$(0.26)	$—
8/31/2011	$10.25	$0.10	$1.71	$1.81	$(0.23)	$—	$—	$(0.23)	$—
8/31/2010	$7.76	$0.17	$2.53	$2.70	$(0.16)	$—	$(0.05)	$(0.21)	$—
8/31/2009	$10.66	$0.24	$(2.82)	$(2.58)	$(0.23)	$—	$(0.09)	$(0.32)	$—
Period from 6/4/2008^ to 8/31/2008	$10.88	$0.07	$(0.22)	$(0.15)	$(0.04)	$—	$(0.03)	$(0.07)	$—
Class A
8/31/2012	$11.80	$0.11	$2.13	$2.24	$(0.17)	$(0.05)	$—	$(0.22)	$—
8/31/2011	$10.23	$0.04	$1.72	$1.76	$(0.19)	$—	$—	$(0.19)	$—
Period from 6/21/2010^ to 8/31/2010	$10.38	$0.01	$(0.11)	$(0.10)	$(0.02)	$—	$(0.03)	$(0.05)	$—
Class C
8/31/2012	$11.80	$0.01	$2.14	$2.15	$(0.09)	$(0.05)	$—	$(0.14)	$—
8/31/2011	$10.24	$(0.05)	$1.73	$1.68	$(0.12)	$—	$—	$(0.12)	$—
Period from 6/21/2010^ to 8/31/2010	$10.38	$0.01	$(0.12)	$(0.11)	$(0.01)	$—	$(0.02)	$(0.03)	$—

See Notes to Financial Highlights

	Redemption Feesøø	Net Asset Value, End of Year	Total Return††		Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
Class A
8/31/2012	$—	$10.70	15.13%		$2.8	1.36%	1.36	%^^§	1.29%	29%
8/31/2011	$—	$9.56	19.48%		$0.2	1.69%	1.37	%^^	.28%	105%
Period from 12/21/2009^ to 8/31/2010	$—	$8.02	(4.30	%)**	$0.3	3.18%*	1.36	%^^*	.58%*	62	%Ø
Class C
8/31/2012	$—	$10.52	14.22%		$0.4	2.14%	2.11	%^^	.70%	29%
8/31/2011	$—	$9.47	18.82%		$0.2	2.43%	2.12	%^^	(.50%)	105%
Period from 12/21/2009^ to 8/31/2010	$—	$7.97	(4.89	%)**	$0.1	6.43%*	2.12	%^^*	(.18%)*	62	%Ø
Real Estate Fund
Trust Class
8/31/2012	$—	$13.82	19.53%		$288.9	1.47%	1.03	%‡	1.10%	29%
8/31/2011	$0.01	$11.80	17.53%		$216.3	1.55%	.99	%‡	.75%	28%
8/31/2010	$0.00	$10.23	35.09%		$126.7	1.75%	.99	%‡	1.73%	70%
8/31/2009	$0.00	$7.74	(23.69%)		$63.0	2.02%	.99	%‡	3.61%	181%
8/31/2008	$0.00	$10.65	(5.32%)		$53.0	1.83%	.97	%‡	1.93%	187%
Institutional Class
8/31/2012	$—	$13.86	19.77%		$228.6	1.10%	.85	%‡	1.21%	29%
8/31/2011	$0.00	$11.83	17.77%		$117.1	1.16%	.85	%‡	.81%	28%
8/31/2010	$0.00	$10.25	35.18%		$22.6	1.39%	.85	%‡	1.77%	70%
8/31/2009	$0.00	$7.76	(23.46%)		$3.3	2.80%	.85	%‡	3.47%	181%
Period from 6/4/2008^ to 8/31/2008	$0.00	$10.66	(1.31	%)**	$1.7	1.77%*	.86	%‡*	2.76%*	187	%Ø
Class A
8/31/2012	$—	$13.82	19.33%		$78.3	1.51%	1.21	%‡	.86%	29%
8/31/2011	$0.00	$11.80	17.33%		$36.3	1.60%	1.21	%‡	.33%	28%
Period from 6/21/2010^ to 8/31/2010	$0.00	$10.23	(.98	%)**	$0.5	12.56%*	1.21	%‡*	.68%*	70	%Ø
Class C
8/31/2012	$—	$13.81	18.40%		$20.7	2.28%	1.96	%‡	.09%	29%
8/31/2011	$0.00	$11.80	16.44%		$8.3	2.37%	1.96	%‡	(.46%)	28%
Period from 6/21/2010^ to 8/31/2010	$0.00	$10.24	(1.08	%)**	$0.1	20.75%*	1.96	%‡*	.66%*	70	%Ø

Financial Highlights (cont'd)
	Net Asset Value, Beginning of Year	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions	Voluntary Contribution from Management
Class R3
8/31/2012	$11.80	$0.05	$2.17	$2.22	$(0.16)	$(0.05)	$—	$(0.21)	$—
8/31/2011	$10.23	$(0.01)	$1.74	$1.73	$(0.16)	$—	$—	$(0.16)	$—
Period from 6/21/2010^ to 8/31/2010	$10.38	$0.02	$(0.13)	$(0.11)	$(0.03)	$—	$(0.01)	$(0.04)	$—
Select Equities Fund
Institutional Class
8/31/2012	$9.05	$0.02	$0.98	$1.00	$(0.02)	$(0.69)	$—	$(0.71)	$—
8/31/2011	$7.91	$0.06	$1.41	$1.47	$(0.07)	$(0.26)	$—	$(0.33)	$—
8/31/2010	$8.06	$0.06	$(0.01)	$0.05	$(0.05)	$(0.15)	$—	$(0.20)	$—
8/31/2009	$9.20	$0.08	$(1.19)	$(1.11)	$(0.03)	$—	$—	$(0.03)	$—
Period from 12/20/2007^ to 8/31/2008	$10.00	$0.08	$(0.88)	$(0.80)	$—	$—	$—	$—	$—
Class A
8/31/2012	$9.03	$(0.02)	$0.97	$0.95	$—	$(0.69)	$—	$(0.69)	$—
8/31/2011	$7.88	$0.02	$1.41	$1.43	$(0.02)	$(0.26)	$—	$(0.28)	$—
8/31/2010	$8.05	$0.03	$(0.03)	$0.00	$(0.02)	$(0.15)	$—	$(0.17)	$—
8/31/2009	$9.18	$0.04	$(1.14)	$(1.10)	$(0.03)	$—	$—	$(0.03)	$—
Period from 12/20/2007^ to 8/31/2008	$10.00	$0.04	$(0.86)	$(0.82)	$—	$—	$—	$—	$—
Class C
8/31/2012	$8.82	$(0.08)	$0.93	$0.85	$—	$(0.69)	$—	$(0.69)	$—
8/31/2011	$7.74	$(0.05)	$1.39	$1.34	$—	$(0.26)	$—	$(0.26)	$—
8/31/2010	$7.94	$(0.03)	$(0.02)	$(0.05)	$—	$(0.15)	$—	$(0.15)	$—
8/31/2009	$9.12	$(0.02)	$(1.13)	$(1.15)	$(0.03)	$—	$—	$(0.03)	$—
Period from 12/20/2007^ to 8/31/2008	$10.00	$(0.01)	$(0.87)	$(0.88)	$—	$—	$—	$—	$—
Small Cap Growth Fund
Investor Class
8/31/2012	$17.74	$(0.17)	$1.92	$1.75	$—	$—	$—	$—	$—
8/31/2011	$13.68	$(0.16)	$4.22	$4.06	$—	$—	$—	$—	$—
8/31/2010	$13.15	$(0.13)	$0.66	$0.53	$—	$—	$—	$—	$—
8/31/2009	$17.92	$(0.11)	$(4.66)	$(4.77)	$—	$—	$—	$—	$—
8/31/2008	$19.15	$(0.18)	$(1.05)	$(1.23)	$—	$—	$—	$—	$—

See Notes to Financial Highlights

	Redemption Feesøø	Net Asset Value, End of Year	Total Return††		Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
Class R3
8/31/2012	$—	$13.81	19.07%		$4.8	1.74%	1.46	%‡	.41%	29%
8/31/2011	$0.00	$11.80	17.00%		$0.3	2.81%	1.46	%‡	(.06%)	28%
Period from 6/21/2010^ to 8/31/2010	$0.00	$10.23	(1.04	%)**	$0.0	37.36%*	1.46	%‡*	.93%*	70	%Ø
Select Equities Fund
Institutional Class
8/31/2012	$—	$9.34	12.21%		$27.1	1.15%	.75	%‡	.26%	93%
8/31/2011	$—	$9.05	18.62%		$27.3	1.17%	.75	%‡	.67%	150%
8/31/2010	$—	$7.91	.44%		$17.6	1.22%	.75	%‡	.78%	129%
8/31/2009	$—	$8.06	(12.03%)		$6.5	2.57%	.75	%‡	1.04%	93%
Period from 12/20/2007^ to 8/31/2008	$—	$9.20	(8.00	%)**	$2.3	13.92%*	.76	%‡*	1.17%*	53	%**
Class A
8/31/2012	$—	$9.29	11.62%		$29.2	1.53%	1.20	%‡	(.20%)	93%
8/31/2011	$—	$9.03	18.15%		$30.9	1.58%	1.20	%‡	.23%	150%
8/31/2010	$—	$7.88	(.11%)		$38.0	1.60%	1.20	%‡	.36%	129%
8/31/2009	$—	$8.05	(11.95%)		$38.3	2.19%	1.20	%‡	.52%	93%
Period from 12/20/2007^ to 8/31/2008	$—	$9.18	(8.20	%)**	$4.9	3.99%*	1.24	%‡*	.63%*	53	%**
Class C
8/31/2012	$—	$8.98	10.71%		$11.7	2.28%	1.95	%‡	(.96%)	93%
8/31/2011	$—	$8.82	17.29%		$13.2	2.30%	1.95	%‡	(.53%)	150%
8/31/2010	$—	$7.74	(.75%)		$11.6	2.35%	1.95	%‡	(.41%)	129%
8/31/2009	$—	$7.94	(12.58%)		$7.4	2.91%	1.95	%‡	(.22%)	93%
Period from 12/20/2007^ to 8/31/2008	$—	$9.12	(8.80	%)**	$0.8	7.21%*	1.98	%‡*	(.08%)*	53	%**
Small Cap Growth Fund
Investor Class
8/31/2012	$—	$19.49	9.86%		$60.1	1.58%	1.21	%‡	(.92%)	294%
8/31/2011	$—	$17.74	29.68%		$63.6	1.49%	1.15	%‡	(.88%)	185%
8/31/2010	$—	$13.68	4.03%		$75.4	1.50%	1.15	%‡	(.89%)	235%
8/31/2009	$—	$13.15	(26.62%)		$144.1	1.48%	1.30	%‡	(.89%)	292%
8/31/2008	$—	$17.92	(6.42%)		$239.9	1.42%	1.29	%‡	(.93%)	185%

Financial Highlights (cont'd)
	Net Asset Value, Beginning of Year	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions	Voluntary Contribution from Management
Trust Class
8/31/2012	$19.32	$(0.22)	$2.09	$1.87	$—	$—	$—	$—	$—
8/31/2011	$14.93	$(0.21)	$4.60	$4.39	$—	$—	$—	$—	$—
8/31/2010	$14.43	$(0.18)	$0.68	$0.50	$—	$—	$—	$—	$—
8/31/2009	$19.67	$(0.14)	$(5.10)	$(5.24)	$—	$—	$—	$—	$—
8/31/2008	$21.05	$(0.21)	$(1.17)	$(1.38)	$—	$—	$—	$—	$—
Advisor Class
8/31/2012	$12.81	$(0.17)	$1.39	$1.22	$—	$—	$—	$—	$—
8/31/2011	$9.92	$(0.17)	$3.06	$2.89	$—	$—	$—	$—	$—
8/31/2010	$9.61	$(0.14)	$0.45	$0.31	$—	$—	$—	$—	$—
8/31/2009	$13.13	$(0.11)	$(3.41)	$(3.52)	$—	$—	$—	$—	$—
8/31/2008	$14.08	$(0.17)	$(0.78)	$(0.95)	$—	$—	$—	$—	$—
Institutional Class
8/31/2012	$17.88	$(0.11)	$1.94	$1.83	$—	$—	$—	$—	$—
8/31/2011	$13.75	$(0.11)	$4.24	$4.13	$—	$—	$—	$—	$—
8/31/2010	$13.23	$(0.09)	$0.61	$0.52	$—	$—	$—	$—	$—
8/31/2009	$17.95	$(0.06)	$(4.66)	$(4.72)	$—	$—	$—	$—	$—
Period from 4/1/2008^ to 8/31/2008	$17.64	$(0.04)	$0.35	$0.31	$—	$—	$—	$—	$—
Class A
8/31/2012	$19.36	$(0.19)	$2.10	$1.91	$—	$—	$—	$—	$—
8/31/2011	$14.95	$(0.20)	$4.61	$4.41	$—	$—	$—	$—	$—
8/31/2010	$14.43	$(0.16)	$0.68	$0.52	$—	$—	$—	$—	$—
Period from 5/27/2009^ to 8/31/2009	$12.98	$(0.03)	$1.48	$1.45	$—	$—	$—	$—	$—
Class C
8/31/2012	$12.69	$(0.23)	$1.37	$1.14	$—	$—	$—	$—	$—
8/31/2011	$9.87	$(0.22)	$3.04	$2.82	$—	$—	$—	$—	$—
8/31/2010	$9.60	$(0.19)	$0.46	$0.27	$—	$—	$—	$—	$—
Period from 5/27/2009^ to 8/31/2009	$8.65	$(0.04)	$0.99	$0.95	$—	$—	$—	$—	$—

See Notes to Financial Highlights

	Redemption Feesøø	Net Asset Value, End of Year	Total Return††	Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
Trust Class
8/31/2012	$—	$21.19	9.68%	$15.8	1.77%	1.39	%‡	(1.10%)	294%
8/31/2011	$—	$19.32	29.40%	$19.3	1.67%	1.37	%‡	(1.10%)	185%
8/31/2010	$—	$14.93	3.47%	$22.0	1.70%	1.37	%‡	(1.11%)	235%
8/31/2009	$—	$14.43	(26.64%)	$35.2	1.73%	1.40	%‡	(1.00%)	292%
8/31/2008	$—	$19.67	(6.56%)	$42.3	1.64%	1.39	%‡	(1.04%)	185%
Advisor Class
8/31/2012	$—	$14.03	9.52%	$5.9	1.87%	1.58	%‡	(1.28%)	294%
8/31/2011	$—	$12.81	29.13%	$7.9	1.80%	1.60	%‡	(1.33%)	185%
8/31/2010	$—	$9.92	3.23%	$9.7	1.90%	1.60	%‡	(1.34%)	235%
8/31/2009	$—	$9.61	(26.81%)	$11.7	1.99%	1.60	%‡	(1.19%)	292%
8/31/2008	$—	$13.13	(6.75%)	$13.6	1.96%	1.59	%‡	(1.23%)	185%
Institutional Class
8/31/2012	$—	$19.71	10.23%	$33.3	1.33%	.90	%‡	(.58%)	294%
8/31/2011	$—	$17.88	30.04%	$103.0	1.26%	.90	%‡	(.63%)	185%
8/31/2010	$—	$13.75	3.93%	$82.6	1.28%	.91	%‡	(.63%)	235%
8/31/2009	$—	$13.23	(26.30%)	$7.5	1.69%	.90	%‡	(.48%)	292%
Period from 4/1/2008^ to 8/31/2008	$—	$17.95	1.76%**	$4.3	1.10%*	.90	%‡*	(.55%)*	185	%Ø
Class A
8/31/2012	$—	$21.27	9.87%	$1.1	1.79%	1.26	%‡	(.98%)	294%
8/31/2011	$—	$19.36	29.50%	$1.2	1.78%	1.26	%‡	(1.01%)	185%
8/31/2010	$—	$14.95	3.60%	$0.5	2.05%	1.26	%‡	(1.01%)	235%
Period from 5/27/2009^ to 8/31/2009	$—	$14.43	11.17%**	$0.1	5.34%*	1.26	%‡*	(.76%)*	292	%Ø
Class C
8/31/2012	$—	$13.83	8.98%	$0.7	2.57%	2.01	%‡	(1.73%)	294%
8/31/2011	$—	$12.69	28.57%	$0.3	2.52%	2.01	%‡	(1.72%)	185%
8/31/2010	$—	$9.87	2.81%	$0.1	3.43%	2.01	%‡	(1.76%)	235%
Period from 5/27/2009^ to 8/31/2009	$—	$9.60	10.98%**	$0.1	6.65%*	2.01	%‡*	(1.47%)*	292	%Ø

Financial Highlights (cont'd)
	Net Asset Value, Beginning of Year	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions	Voluntary Contribution from Management
Class R3
8/31/2012	$12.83	$(0.17)	$1.40	$1.23	$—	$—	$—	$—	$—
8/31/2011	$9.93	$(0.16)	$3.06	$2.90	$—	$—	$—	$—	$—
8/31/2010	$9.61	$(0.13)	$0.45	$0.32	$—	$—	$—	$—	$—
Period from 5/27/2009^ to 8/31/2009	$8.65	$(0.02)	$0.98	$0.96	$—	$—	$—	$—	$—
Socially Responsive Fund
Investor Class
8/31/2012	$24.61	$0.22	$1.77	$1.99	$(0.12)	$—	$—	$(0.12)	$—
8/31/2011	$20.58	$0.18	$3.88	$4.06	$(0.03)	$—	$—	$(0.03)	$—
8/31/2010	$18.74	$0.06	$1.84	$1.90	$(0.06)	$—	$—	$(0.06)	$—
8/31/2009	$24.51	$0.09	$(5.52)	$(5.43)	$(0.08)	$(0.26)	$—	$(0.34)	$—
8/31/2008	$27.20	$0.15	$(1.85)	$(1.70)	$(0.13)	$(0.86)	$—	$(0.99)	$—
Trust Class
8/31/2012	$16.85	$0.11	$1.21	$1.32	$(0.10)	$—	$—	$(0.10)	$—
8/31/2011	$14.11	$0.09	$2.68	$2.77	$(0.03)	$—	$—	$(0.03)	$—
8/31/2010	$12.88	$0.01	$1.27	$1.28	$(0.05)	$—	$—	$(0.05)	$—
8/31/2009	$16.91	$0.04	$(3.82)	$(3.78)	$(0.07)	$(0.18)	$—	$(0.25)	$—
8/31/2008	$18.81	$0.07	$(1.28)	$(1.21)	$(0.10)	$(0.59)	$—	$(0.69)	$—
Institutional Class
8/31/2012	$24.64	$0.26	$1.77	$2.03	$(0.16)	$—	$—	$(0.16)	$—
8/31/2011	$20.60	$0.21	$3.91	$4.12	$(0.08)	$—	$—	$(0.08)	$—
8/31/2010	$18.75	$0.10	$1.84	$1.94	$(0.09)	$—	$—	$(0.09)	$—
8/31/2009	$24.53	$0.12	$(5.53)	$(5.41)	$(0.11)	$(0.26)	$—	$(0.37)	$—
Period from 11/28/2007^ to 8/31/2008	$26.93	$0.16	$(1.57)	$(1.41)	$(0.13)	$(0.86)	$—	$(0.99)	$—
Class A
8/31/2012	$16.77	$0.10	$1.21	$1.31	$(0.13)	$—	$—	$(0.13)	$—
8/31/2011	$14.08	$0.07	$2.68	$2.75	$(0.06)	$—	$—	$(0.06)	$—
8/31/2010	$12.88	$0.03	$1.26	$1.29	$(0.09)	$—	$—	$(0.09)	$—
Period from 5/27/2009^ to 8/31/2009	$12.00	$0.00	$0.88	$0.88	$—	$—	$—	$—	$—

See Notes to Financial Highlights

	Redemption Feesøø	Net Asset Value, End of Year	Total Return††		Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
Class R3
8/31/2012	$—	$14.06	9.59%		$0.2	2.12%	1.51	%‡	(1.23%)	294%
8/31/2011	$—	$12.83	29.20%		$0.1	2.05%	1.51	%‡	(1.24%)	185%
8/31/2010	$—	$9.93	3.33%		$0.1	4.16%	1.51	%‡	(1.25%)	235%
Period from 5/27/2009^ to 8/31/2009	$—	$9.61	11.10	%**	$0.1	6.29%*	1.52	%‡*	(.97%)*	292	%Ø
Socially Responsive Fund
Investor Class
8/31/2012	$—	$26.48	8.13%		$724.3	.89%	.89	%‡	.86%	28%
8/31/2011	$—	$24.61	19.74%		$648.1	.90%	.90	%‡	.69%	20%
8/31/2010	$—	$20.58	10.14%		$582.5	.94%	.94	%‡	.27%	41%
8/31/2009	$—	$18.74	(21.83%)		$597.1	.93%	.93	%‡	.51%	36%
8/31/2008	$—	$24.51	(6.49%)		$804.0	.89%	.89	%‡	.57%	35%
Trust Class
8/31/2012	$—	$18.07	7.93%		$488.5	1.06%	1.06	%‡	.66%	28%
8/31/2011	$—	$16.85	19.60%		$484.7	1.08%	1.08	%‡	.50%	20%
8/31/2010	$—	$14.11	9.94%		$356.1	1.12%	1.12	%‡	.10%	41%
8/31/2009	$—	$12.88	(22.01%)		$308.2	1.13%	1.13	%‡	.32%	36%
8/31/2008	$—	$16.91	(6.67%)		$361.5	1.08%	1.08	%‡	.38%	35%
Institutional Class
8/31/2012	$—	$26.51	8.32%		$512.4	.71%	.71	%‡	1.02%	28%
8/31/2011	$—	$24.64	19.98%		$417.7	.74%	.74	%‡§	.82%	20%
8/31/2010	$—	$20.60	10.36%		$166.9	.77%	.75	%‡	.49%	41%
8/31/2009	$—	$18.75	(21.71%)		$77.6	.78%	.75	%‡	.70%	36%
Period from 11/28/2007^ to 8/31/2008	$—	$24.53	(5.47	%)**	$71.8	.76%*	.74	%‡*	.83%*	35	%Ø
Class A
8/31/2012	$—	$17.95	7.89%		$83.1	1.11%	1.11	%‡§	.61%	28%
8/31/2011	$—	$16.77	19.54%		$75.9	1.14%	1.11	%‡	.42%	20%
8/31/2010	$—	$14.08	10.03%		$12.4	1.21%	1.11	%‡	.18%	41%
Period from 5/27/2009^ to 8/31/2009	$—	$12.88	7.33	%**	$1.1	1.70%*	1.11	%‡*	.11%*	36	%Ø

Financial Highlights (cont'd)
	Net Asset Value, Beginning of Year	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions	Voluntary Contribution from Management
Class C
8/31/2012	$16.52	$(0.02)	$1.19	$1.17	$(0.05)	$—	$—	$(0.05)	$—
8/31/2011	$13.94	$(0.06)	$2.66	$2.60	$(0.02)	$—	$—	$(0.02)	$—
8/31/2010	$12.86	$(0.08)	$1.25	$1.17	$(0.09)	$—	$—	$(0.09)	$—
Period from 5/27/2009^ to 8/31/2009	$12.00	$(0.01)	$0.87	$0.86	$—	$—	$—	$—	$—
Class R3
8/31/2012	$16.68	$0.07	$1.19	$1.26	$(0.13)	$—	$—	$(0.13)	$—
8/31/2011	$14.05	$0.01	$2.69	$2.70	$(0.07)	$—	$—	$(0.07)	$—
8/31/2010	$12.87	$(0.02)	$1.27	$1.25	$(0.07)	$—	$—	$(0.07)	$—
Period from 5/27/2009^ to 8/31/2009	$12.00	$0.00	$0.87	$0.87	$—	$—	$—	$—	$—
Value Fund
Institutional Class
8/31/2012	$9.95	$0.15	$1.16	$1.31	$(0.08)	$—	$—	$(0.08)	$—
8/31/2011	$8.30	$0.13	$1.60	$1.73	$(0.08)	$—	$—	$(0.08)	$—
8/31/2010‡‡‡‡	$8.57	$0.08	$(0.13)	$(0.05)	$(0.22)	$—	$—	$(0.22)	$—
8/31/2009‡‡‡‡	$10.04	$0.19	$(1.52)	$(1.33)	$(0.14)	$—	$—	$(0.14)	$—
8/31/2008‡‡‡‡	$10.93	$0.24	$(0.62)	$(0.38)	$(0.24)	$(0.27)	$—	$(0.51)	$—
Class A
8/31/2012	$9.93	$0.12	$1.15	$1.27	$(0.07)	$—	$—	$(0.07)	$—
Period from 3/2/2011^ to 8/31/2011	$10.28	$0.06	$(0.41)	$(0.35)	$—	$—	$—	$—	$—
Class C
8/31/2012	$9.89	$0.03	$1.16	$1.19	$(0.03)	$—	$—	$(0.03)	$—
Period from 3/2/2011^ to 8/31/2011	$10.28	$0.01	$(0.40)	$(0.39)	$—	$—	$—	$—	$—

See Notes to Financial Highlights

	Redemption Feesøø	Net Asset Value, End of Year	Total Return††		Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
Class C
8/31/2012	$—	$17.64	7.08%		$16.7	1.87%	1.86	%‡	(.12%)	28%
8/31/2011	$—	$16.52	18.63%		$12.9	1.89%	1.86	%‡	(.35%)	20%
8/31/2010	$—	$13.94	9.10%		$3.3	1.99%	1.86	%‡	(.57%)	41%
Period from 5/27/2009^ to 8/31/2009	$—	$12.86	7.17	%**	$0.1	6.17%*	1.86	%‡*	(.40%)*	36	%Ø
Class R3
8/31/2012	$—	$17.81	7.65%		$17.9	1.33%	1.33	%‡§	.43%	28%
8/31/2011	$—	$16.68	19.20%		$9.7	1.36%	1.36	%‡§	.08%	20%
8/31/2010	$—	$14.05	9.74%		$0.2	2.95%	1.36	%‡	(.11%)	41%
Period from 5/27/2009^ to 8/31/2009	$—	$12.87	7.25	%**	$0.1	5.76%*	1.36	%‡*	.12%*	36	%Ø
Value Fund
Institutional Class
8/31/2012	$—	$11.18	13.25%		$2.7	9.42%	.73	%‡	1.46%	200%
8/31/2011	$—	$9.95	20.87%		$2.6	18.35%	.75	%‡	1.28%	191%
8/31/2010‡‡‡‡	$—	$8.30	(.71	%)†††††	$1.2	15.47%	.92	%‡	.93%	52%
8/31/2009‡‡‡‡	$—	$8.57	(13.01	%)†††††	$1.2	15.05%	1.03	%‡	2.39%	94%
8/31/2008‡‡‡‡	$—	$10.04	(3.68	%)†††††	$4.8	2.58%	1.01	%‡	2.24%	53%
Class A
8/31/2012	$—	$11.13	12.89%		$1.6	9.88%	1.08	%‡	1.08%	200%
Period from 3/2/2011^ to 8/31/2011	$—	$9.93	(3.40	%)**	$0.3	17.08%*	1.12	%‡*	1.22%*	191	%Ø
Class C
8/31/2012	$—	$11.05	12.07%		$0.1	10.74%	1.87	%‡	.30%	200%
Period from 3/2/2011^ to 8/31/2011	$—	$9.89	(3.79	%)**	$0.0	26.31%*	1.86	%‡*	.26%*	191	%Ø

Notes to Financial Highlights

††
Total return based on per share NAV reflects the effects of changes in NAV on the performance of each Fund during each fiscal period. Returns assume income dividends and other distributions, if any, were reinvested and do not reflect the effect of sales charges. Results represent past performance and do not indicate future results. Current returns may be lower or higher than the performance data quoted. Investment returns and principal may fluctuate and shares when redeemed may be worth more or less than original cost. For each Fund, total return would have been lower if Management had not reimbursed and/or waived certain expenses. Total return would have been higher if Management had not recouped previously reimbursed expenses. Except for Mid Cap Intrinsic Value, no Fund's total returns were impacted by class action proceeds as listed in Note A-4 to the Financial Statements. Had Mid Cap Intrinsic Value not received the class actions proceeds, total return based on per share NAV for the year ended August 31, 2012 would have been 12.48%, 12.34%, 12.86% and 12.16% for Investor Class, Trust Class, Institutional Class and Class R3, respectively.

b
On August 30, 2011, Management made a voluntary contribution to International in connection with an administrative matter affecting the timing of a trade and had a 1.05%, 1.07%, 0.91% and 0.91% impact on total return for Investor Class, Trust Class, Class A and Class C, respectively.

‡‡
On June 9, 2008, Equity Income's Trust Class was converted into the Fund's Institutional Class. The financial information of the Fund's Institutional Class includes the financial information of Trust Class shares. Because the Trust Class had moderately higher expenses, its performance typically would have been slightly lower than the Institutional Class.

‡‡‡
On December 21, 2009, Multi-Cap Opportunities' Trust Class was converted into the Fund's Institutional Class. The financial information of the Fund's Institutional Class includes the financial information of Trust Class shares. The Trust Class had equivalent capped expenses and, therefore, typically similar returns to the Institutional Class.

‡‡‡‡
 On April 19, 2010, Value's Trust Class was converted into the Fund's Institutional Class. The financial information of the Fund's Institutional Class includes the financial information of Trust Class shares. Because the Trust Class had moderately higher expenses, its performance typically would have been slightly lower than the Institutional Class.

†††
During the period from November 2, 2006 through June 9, 2008, Equity Income's Trust Class had only one investor, which could have impacted Fund performance. On June 9, 2008, the Fund's Trust Class was converted into the Fund's Institutional Class and the Institutional Class was opened to the public. The total return of the Fund's Institutional Class includes the performance of the former Trust Class.

††††
 During the period from November 2, 2006 through December 21, 2009, Multi-Cap Opportunities' Trust Class had only one investor, which could have impacted Fund performance. On December 21, 2009, the Fund's Trust Class was converted into the Fund's Institutional Class and the Institutional Class was opened to the public. The total return of the Fund's Institutional Class includes the performance of the former Trust Class.

†††††
During the period from November 2, 2006 through April 19, 2010, Value's Trust Class had only one investor, which could have impacted Fund performance. On April 19, 2010, the Fund's Trust Class was converted into the Fund's Institutional Class and the Fund had only one Institutional Class investor, which could have impacted performance. The total return of the Fund's Institutional Class includes the performance of the former Trust Class.

#	Represents the annualized ratios of net expenses to average daily net assets if Management had not reimbursed certain expenses and/or waived a portion of the investment management fee.

Notes to Financial Highlights (cont'd)

‡	After reimbursement of expenses and/or waiver of a portion of the investment management fee by Management. The Fund is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements. Had the Fund not received expense reductions related to expense offset arrangements, the annualized ratios of net expenses to average daily net assets would have been:

	Year Ended August 31,
	2012	2011		2010		2009		2008
Emerging Markets Equity Fund Institutional Class	1.25%	1.26%		1.26%		1.28	%(9)	—
Emerging Markets Equity Fund Class A	1.50%	1.50%		1.51%		1.53	%(9)	—
Emerging Markets Equity Fund Class C	2.25%	2.26%		2.26%		2.28	%(9)	—
Emerging Markets Equity Fund Class R3	1.92%	1.91%		1.93	%(2)	—		—
Equity Income Fund Institutional Class	.71%	.80%		.80%		.80%		.97	%(8)
Equity Income Fund Class A	1.13%	1.16%		1.16%		1.16%		1.17	%(13)
Equity Income Fund Class C	1.84%	1.91%		1.91%		1.91%		1.92	%(13)
Equity Income Fund Class R3	1.41%	1.41%		1.41	%(2)	—		—
Focus Fund Investor Class	.97%	.97%		.97%		.99%		.89%
Focus Fund Trust Class	1.16%	1.16%		1.19%		1.24%		1.11%
Focus Fund Advisor Class	1.31%	1.32%		1.42%		1.50%		1.34%
Focus Fund Institutional Class	.75%	.75%		.75	%(2)	—		—
Focus Fund Class A	1.11%	1.11%		1.11	%(2)	—		—
Focus Fund Class C	1.86%	1.86%		1.86	%(2)	—		—
Genesis Fund Investor Class	1.03%	1.05%		1.06%		1.08%		1.03%
Genesis Fund Trust Class	1.11%	1.13%		1.12%		1.12%		1.09%
Genesis Fund Advisor Class	1.38%	1.40%		1.38%		1.38%		1.35%
Genesis Fund Institutional Class	.85%	.87%		.85%		.85%		.84%
Global Equity Fund Institutional Class	1.15%	1.15	%(17)	—		—		—
Global Equity Fund Class A	1.51%	1.51	%(17)	—		—		—
Global Equity Fund Class C	2.26%	2.26	%(17)	—		—		—
Global Thematic Opportunities Fund Institutional Class	1.25%	1.25	%(17)	—		—		—
Global Thematic Opportunities Fund Class A	1.61%	1.61	%(17)	—		—		—
Global Thematic Opportunities Fund Class C	2.36%	2.36	%(17)	—		—		—
Guardian Fund Investor Class	.92%	.92%		.95%		.97%		.89%
Guardian Fund Trust Class	1.09%	1.09%		1.12%		1.14%		1.07%
Guardian Fund Advisor Class	1.50%	1.50%		1.50%		1.50%		1.50%
Guardian Fund Institutional Class	.74%	.75%		.75%		.75	%(11)	—
Guardian Fund Class A	1.11%	1.11%		1.11%		1.11	%(11)	—
Guardian Fund Class C	1.86%	1.86%		1.86%		1.86	%(11)	—
Guardian Fund Class R3	1.36%	1.36%		1.36%		1.36	%(11)	—
International Fund Investor Class	1.73%	1.45%		1.40%		1.40%		1.26%
International Fund Trust Class	1.89%	1.69%		1.52%		1.49%		1.36%
International Fund Class A	1.79%	1.69	%(6)(a)	—		—		—
International Fund Class C	2.61%	2.33	%(6)(a)	—		—		—
International Institutional Fund Institutional Class	.84%	.80%		.80%		.81%		.81%
International Large Cap Fund Trust Class	1.25%	1.25%		1.25%		1.27%		1.28%
International Large Cap Fund Institutional Class	.90%	.90%		.90%		.92%		.93%

Notes to Financial Highlights (cont'd)
	Year Ended August 31,
	2012	2011	2010		2009		2008
International Large Cap Fund Class A	1.24%	1.24%	1.24%		1.29%		1.34	%(3)
International Large Cap Fund Class C	2.00%	2.00%	2.01%		2.01%		2.04	%(3)
International Large Cap Fund Class R3	1.51%	1.51%	1.51%		1.52	%(11)	—
Intrinsic Value Fund Institutional Class	1.00%	1.00%	1.00	%(15)	—		—
Intrinsic Value Fund Class A	1.36%	1.36%	1.36	%(15)	—		—
Intrinsic Value Fund Class C	2.11%	2.11%	2.11	%(15)	—		—
Large Cap Disciplined Growth Fund Investor Class	1.11%	1.11%	1.11%		1.34%		1.51%
Large Cap Disciplined Growth Fund Institutional Class	.75%	.75%	.75%		.75	%(10)	—
Large Cap Disciplined Growth Fund Class A	1.11%	1.11%	1.11%		1.11	%(10)	—
Large Cap Disciplined Growth Fund Class C	1.86%	1.86%	1.86%		1.86	%(10)	—
Large Cap Disciplined Growth Fund Class R3	1.36%	1.36%	1.36%		1.36	%(11)	—
Large Cap Value Fund Investor Class	.87%	.85%	.85%		.89%		.81%
Large Cap Value Fund Trust Class	1.05%	1.04%	1.03%		1.04%		.99%
Large Cap Value Fund Advisor Class	1.20%	1.19%	1.18%		1.20%		1.15%
Large Cap Value Fund Institutional Class	.70%	.69%	.69%		.70%		.66%
Large Cap Value Fund Class A	1.07%	1.11%	1.11	%(2)	—		—
Large Cap Value Fund Class C	1.86%	1.86%	1.86	%(2)	—		—
Large Cap Value Fund Class R3	1.36%	1.36%	1.36	%(2)	—		—
Mid Cap Growth Fund Investor Class	1.01%	1.02%	1.07%		1.11%		1.01%
Mid Cap Growth Fund Trust Class	1.05%	1.07%	1.14%		1.26%		1.25%
Mid Cap Growth Fund Advisor Class	1.44%	1.50%	1.50%		1.50%		1.50%
Mid Cap Growth Fund Institutional Class	.75%	.75%	.75%		.75%		.75%
Mid Cap Growth Fund Class A	1.11%	1.11%	1.11%		1.11	%(11)	—
Mid Cap Growth Fund Class C	1.86%	1.86%	1.86%		1.86	%(11)	—
Mid Cap Growth Fund Class R3	1.36%	1.36%	1.36%		1.36	%(11)	—
Mid Cap Intrinsic Value Fund Investor Class	1.18%	1.22%	1.22%		1.36%		1.13%
Mid Cap Intrinsic Value Fund Trust Class	1.25%	1.26%	1.25%		1.25%		1.26%
Mid Cap Intrinsic Value Fund Institutional Class	.85%	.86%	.85	%(14)	—		—
Mid Cap Intrinsic Value Fund Class A	1.21%	1.22%	1.21	%(2)	—		—
Mid Cap Intrinsic Value Fund Class C	1.96%	1.97%	1.96	%(2)	—		—
Mid Cap Intrinsic Value Fund Class R3	1.46%	1.47%	1.46	%(2)	—		—
Real Estate Fund Trust Class	1.03%	.99%	.99%		.99%		1.00%
Real Estate Fund Institutional Class	.85%	.85%	.85%		.85%		.87	%(7)
Real Estate Fund Class A	1.21%	1.21%	1.21	%(2)	—		—
Real Estate Fund Class C	1.96%	1.96%	1.96	%(2)	—		—
Real Estate Fund Class R3	1.46%	1.46%	1.46	%(2)	—		—
Select Equities Fund Institutional Class	.75%	.75%	.75%		.75%		.76	%(3)
Select Equities Fund Class A	1.20%	1.20%	1.20%		1.20%		1.24	%(3)
Select Equities Fund Class C	1.95%	1.95%	1.95%		1.95%		1.99	%(3)
Small Cap Growth Fund Investor Class	1.21%	1.15%	1.15%		1.30%		1.31%
Small Cap Growth Fund Trust Class	1.39%	1.37%	1.37%		1.40%		1.41%
Small Cap Growth Fund Advisor Class	1.58%	1.60%	1.60%		1.60%		1.61%

Notes to Financial Highlights (cont'd)
	Year Ended August 31,
	2012	2011		2010		2009		2008
Small Cap Growth Fund Institutional Class	.90%	.90%		.91%		.90%		.91	%(5)
Small Cap Growth Fund Class A	1.26%	1.26%		1.26%		1.26	%(11)	—
Small Cap Growth Fund Class C	2.01%	2.01%		2.01%		2.01	%(11)	—
Small Cap Growth Fund Class R3	1.51%	1.51%		1.51%		1.52	%(11)	—
Socially Responsive Fund Investor Class	.89%	.90%		.94%		.93%		.90%
Socially Responsive Fund Trust Class	1.06%	1.08%		1.12%		1.13%		1.09%
Socially Responsive Fund Institutional Class	.71%	.74%		.75%		.75%		.75	%(4)
Socially Responsive Fund Class A	1.11%	1.11%		1.11%		1.11	%(11)	—
Socially Responsive Fund Class C	1.86%	1.86%		1.86%		1.86	%(11)	—
Socially Responsive Fund Class R3	1.33%	1.36%		1.36%		1.36	%(11)	—
Value Fund Institutional Class	.73%	.75	%(12)	.92	%(1)(12)	1.03	%(12)	1.01	%(12)
Value Fund Class A	1.08%	1.12	%(16)	—		—		—
Value Fund Class C	1.87%	1.86	%(16)	—		—		—

(1)
On April 19, 2010, Value's Trust Class was converted into the Fund's Institutional Class. The financial information of the Fund's Institutional Class includes the financial information of Trust Class shares.

(2)	Period from June 21, 2010 to August 31, 2010.
(3)	Period from December 20, 2007 to August 31, 2008.
(4)	Period from November 28, 2007 to August 31, 2008.
(5)	Period from April 1, 2008 to August 31, 2008.
(6)	Period from December 20, 2010 to August 31, 2011.
(7)	Period from June 4, 2008 to August 31, 2008.
(8)
On June 9, 2008, Equity Income's Trust Class was converted into the Fund's Institutional Class. The financial information of the Fund's Institutional Class includes the financial information of Trust Class shares.

(9)	Period from October 8, 2008 to August 31, 2009. Organization expense, which is a non-recurring expense, is included in ratios on a non-annualized basis.
(10)	Period from April 6, 2009 to August 31, 2009.
(11)	Period from May 27, 2009 to August 31, 2009.
(12)	These ratios reflect a reduced fee schedule for certain expenses. If these expenses had not been reduced, the ratios would have been higher.
(13)	Period from June 9, 2008 to August 31, 2008.
(14)	Period from March 8, 2010 to August 31, 2010.
(15)	Period from May 10, 2010 to August 31, 2010. Organization expense, which is a non-recurring expense, is included in ratios on a non-annualized basis.
(16)	Period from March 2, 2011 to August 31, 2011.
(17)	Period from June 30, 2011 to August 31, 2011. Organization expense, which is a non-recurring expense, is included in ratios on a non-annualized basis.

Notes to Financial Highlights (cont'd)

a
For Class A and Class C for the period ended August 31, 2011, additional legal fees, which are a non-recurring expense, are included in ratios on a nonannualized basis. (See Note G of Notes to Financial Statements).

^^	After utilization of the Line of Credit by Multi-Cap Opportunities and/or reimbursement of expenses and/or waiver of a portion of the investment management fee by Management. The Fund is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements. Had the Fund not received expense reductions related to expense offset arrangements, and had a Fund not utilized the Line of Credit or had Management not undertaken such action, the annualized ratios of net expenses to average daily net assets would have been:

	Year Ended August 31,
	2012	2011	2010		2009		2008
Multi-Cap Opportunities Fund Institutional Class	1.00%	1.01%	1.00	%(1)	1.02	%(3)	1.01	%(3)
Multi-Cap Opportunities Fund Class A	1.36%	1.37%	1.36	%(2)	—		—
Multi-Cap Opportunities Fund Class C	2.11%	2.12%	2.12	%(2)	—		—

(1)
On December 21, 2009, Multi-Cap Opportunities' Trust Class was converted into the Fund's Institutional Class. The financial information of the Fund's Institutional Class includes the financial information of Trust Class shares.

	(2)	Period from December 21, 2009 to August 31, 2010.
	(3)	These ratios reflect a reduced fee schedule for certain expenses. If these expenses had not been reduced, the ratios would have been higher.
§	After reimbursement of expenses previously paid by Management and/or waiver of a portion of the investment management fee by Management, as applicable. Had a Fund not made such reimbursements or had Management not undertaken such action, the annualized ratios of net expenses to average daily net assets would have been:

	Year Ended August 31,
	2012	2011	2010	2009	2008
Equity Income Fund Institutional Class	.70%	.76%	—	—	—
Equity Income Fund Class A	1.07%	1.16%	—	—	—
Equity Income Fund Class C	1.82%	1.90%	—	—	—
Equity Income Fund Class R3	1.35%	—	—	—	—
Focus Fund Advisor Class	—	—	1.39%	—	—
Guardian Fund Advisor Class	1.33%	1.35%	—	—	—
Guardian Fund Institutional Class	.74%	.74%	—	—	—
Large Cap Disciplined Growth Fund Investor Class	1.03%	1.08%	—	—	—
Large Cap Value Fund Institutional Class	—	—	.68%	—	—
Large Cap Value Fund Class A	1.05%	—	—	—	—
Mid Cap Growth Fund Advisor Class	1.31%	1.34%	1.48%	—	—
Multi-Cap Opportunities Fund Institutional Class	.93%	—	—	—	—
Multi-Cap Opportunities Fund Class A	1.30%	—	—	—	—
Socially Responsive Fund Institutional Class	—	.72%	—	—	—
Socially Responsive Fund Class A	1.11%	—	—	—	—
Socially Responsive Fund Class R3	1.32%	1.35%	—	—	—

Notes to Financial Highlights (cont'd)

^	The date investment operations commenced.
@	Calculated based on the average number of shares outstanding during each fiscal period.
ØØ
Prior to June 1, 2011, redemption fees were charged on Emerging Markets Equity, International, International Institutional, International Large Cap, and Real Estate. Calculated based on the average number of shares outstanding during each fiscal period.

*	Annualized.
**	Not annualized.
Ø
Portfolio turnover is calculated at the Fund level. Percentage indicated was calculated for the year ended August 31, 2008 for Equity Income, International Large Cap, Real Estate, Small Cap Growth, and Socially Responsive, for the year ended August 31, 2009 for Guardian, International Large Cap, Large Cap Disciplined Growth, Mid Cap Growth, Small Cap Growth, and Socially Responsive, for the year ended August 31, 2010 for Emerging Markets Equity, Equity Income, Focus, Large Cap Value, Mid Cap Intrinsic Value, Multi-Cap Opportunities, and Real Estate, and for the year ended August 31, 2011 for International and Value.

##
On August 15, 2008, Genesis acquired all of the net assets of Neuberger Berman Fasciano Fund pursuant to a Plan of Reorganization and Dissolution. Portfolio turnover excludes purchases and sales of securities by Fasciano (acquired fund) prior to the merger date.

###	On April 9, 2009, Large Cap Disciplined Growth (formerly, Neuberger Berman Century Fund) acquired all of the net assets of Neuberger Berman Large Cap Disciplined Growth Fund pursuant to a Plan of Reorganization and Dissolution. Portfolio turnover excludes purchases and sales of securities by Large Cap Disciplined Growth (acquired fund) prior to the merger date.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees
Neuberger Berman Equity Funds and
Shareholders of:
Neuberger Berman Emerging Markets Equity Fund,
Neuberger Berman Equity Income Fund,
Neuberger Berman Focus Fund,
Neuberger Berman Genesis Fund,
Neuberger Berman Global Equity Fund,
Neuberger Berman Global Thematic Opportunities Fund,
Neuberger Berman Guardian Fund,
Neuberger Berman International Fund,
Neuberger Berman International Institutional Fund,
Neuberger Berman International Large Cap Fund,
Neuberger Berman Large Cap Value Fund,
Neuberger Berman Real Estate Fund,
Neuberger Berman Select Equities Fund,
Neuberger Berman Value Fund

We have audited the accompanying statements of assets and liabilities of Neuberger Berman Emerging Markets Equity Fund, Neuberger Berman Equity Income Fund, Neuberger Berman Focus Fund, Neuberger Berman Genesis Fund, Neuberger Berman Global Equity Fund, Neuberger Berman Global Thematic Opportunities Fund, Neuberger Berman Guardian Fund, Neuberger Berman International Fund, Neuberger Berman International Institutional Fund, Neuberger Berman International Large Cap Fund, Neuberger Berman Large Cap Value Fund (formerly, Neuberger Berman Partners Fund), Neuberger Berman Real Estate Fund, Neuberger Berman Select Equities Fund and Neuberger Berman Value Fund (formerly, Neuberger Berman Large Cap Value Fund), fourteen of the series constituting Neuberger Berman Equity Funds (the "Trust"), including the schedules of investments, as of August 31, 2012, and the related statements of operations for the year then ended, the statements of changes in net assets and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2012, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the above-mentioned series of Neuberger Berman Equity Funds as of August 31, 2012, the results of their operations, the changes in their net assets and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
October 17, 2012

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders
Neuberger Berman Equity Funds

We have audited the accompanying statements of assets and liabilities of the Neuberger Berman Intrinsic Value Fund, Neuberger Berman Large Cap Disciplined Growth Fund, Neuberger Berman Mid Cap Growth Fund, Neuberger Berman Mid Cap Intrinsic Value Fund (formerly Regency Fund), Neuberger Berman Small Cap Growth Fund, Neuberger Berman Socially Responsive Fund, and Neuberger Berman Multi-Cap Opportunities Fund (formerly Research Opportunities Fund), and, each a series of the Neuberger Berman Equity Funds (the "Trust"), including the schedules of investments, as of August 31, 2012, and the related statements of operations for the year then ended, the statements of changes in net assets and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2012, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the above mentioned series of the Trust, as of August 31, 2012, and the results of their operations, the changes in their net assets, and the financial highlights for the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America.

Philadelphia, Pennsylvania
October 16, 2012

Directory

Investment Manager, Administrator and Distributor
Neuberger Berman Management LLC
605 Third Avenue, 2nd Floor
New York, NY 10158-0180
800.877.9700 or 212.476.8800
Intermediary Client Services 800.366.6264

Sub-Adviser
Neuberger Berman LLC
605 Third Avenue
New York, NY 10158-3698

Custodian and Shareholder Servicing Agent
State Street Bank and Trust Company
2 Avenue de Lafayette
Boston, MA 02111

For Investor Class Shareholders
Address correspondence to:
Neuberger Berman Funds
Boston Service Center
P.O. Box 8403
Boston, MA 02266-8403
800.877.9700 or 212.476.8800

For Class A, Class C and Class R3 Shareholders:
Please contact your investment provider

For Trust Class, Advisor Class and Institutional Class Shareholders
Address correspondence to:
Neuberger Berman Management LLC
605 Third Avenue, Mail Drop 2-7
New York, NY 10158-0180
Attn: Intermediary Client Services
800.366.6264

Legal Counsel
K&L Gates LLP
1601 K Street, NW
Washington, DC 20006

Independent Registered Public Accounting Firms
Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116

Tait, Weller & Baker LLP
1818 Market Street
Suite 2400
Philadelphia, PA 19103

Trustee and Officer Information

Information about the Board of Trustees

Name, (Year of Birth), and Address(1)	Position and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)

Independent Fund Trustees
Faith Colish (1935)	Trustee since 1982	Counsel, Carter Ledyard & Milburn LLP (law firm) since October 2002; formerly, Attorney-at-Law and President, Faith Colish, A Professional Corporation, 1980 to 2002.	49	Formerly, Director, 1997 to 2003, and Advisory Director, 2003 to 2006; ABA Retirement Funds (formerly, American Bar Retirement Association) (not-for-profit membership corporation).
Martha C. Goss (1949)	Trustee since 2007	President, Woodhill Enterprises Inc./Chase Hollow Associates LLC (personal investment vehicle), since 2006; Chief Operating and Financial Officer, Hopewell Holdings LLC/ Amwell Holdings, LLC (a holding company for investments in the healthcare sector), since 2003; formerly, Consultant, Resources Connection (temporary staffing), 2002 to 2006.	49
Director, American Water (water utility), since 2003; Director, Channel Reinsurance (financial guaranty reinsurance), 2006 to 2010; Director, Allianz Life of New York (insurance), since 2005; Director, Financial Women's Association of New York (not-for-profit association), since 2003; Trustee Emerita, Brown University, since 1998; formerly, Director, Ocwen Financial Corporation (mortgage servicing), 2005 to 2010; formerly, Advisory Board Member, Attensity (software developer), 2005 to 2007; formerly, Director, Bank Leumi (commercial bank), 2005 to 2007; formerly, Director, Claire's Stores, Inc. (retailer), 2005 to 2007.

Name, (Year of Birth), and Address(1)	Position and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)

C. Anne Harvey (1937)	Trustee since 2000	President, C.A. Harvey Associates, since October 2001; formerly, Director, AARP, 1978 to December 2001.	49
Formerly, President, Board of Associates to The National Rehabilitation Hospital's Board of Directors, 2001 to 2002; formerly, Member, Individual Investors Advisory Committee to the New York Stock Exchange Board of Directors, 1998 to 2002.

Michael M. Knetter (1960)	Trustee since 2007	President and Chief Executive Officer, University of Wisconsin Foundation, since October 2010; formerly, Dean, School of Business, University of Wisconsin—Madison; formerly, Professor of International Economics and Associate Dean, Amos Tuck School of Business—Dartmouth College, 1998 to 2002.	49
Director, American Family Insurance (a mutual company, not publicly traded), since March 2009; formerly, Trustee, Northwestern Mutual Series Fund, Inc., 2007 to 2010; formerly, Director, Wausau Paper, 2005 to 2011; formerly, Director, Great Wolf Resorts, 2004 to 2009.

Howard A. Mileaf (1937)	Trustee since 1984	Retired; formerly, Vice President and General Counsel, WHX Corporation (holding company), 1993 to 2001.	49
Formerly, Director, Webfinancial Corporation (holding company), 2002 to 2008; formerly, Director, WHX Corporation (holding company), 2002 to 2005; formerly, Director, State Theatre of New Jersey (not-for-profit theatre), 2000 to 2005.

George W. Morriss (1947)	Trustee since 2007	Adjunct Faculty Member, Columbia University School of International Policy and Administration, since October 2012; formerly, Executive Vice President and Chief Financial Officer, People's Bank, Connecticut (a financial services company), 1991 to 2001.	49	Formerly, Manager, Larch Lane Multi-Strategy Fund complex (which consisted of three funds), 2006 to 2011; formerly, Member, NASDAQ Issuers' Affairs Committee, 1995 to 2003.

Name, (Year of Birth), and Address(1)	Position and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)

Jack L. Rivkin (1940)	Trustee since 2002; President from 2002 to 2008
Formerly, Executive Vice President and Chief Investment Officer, Neuberger Berman Holdings LLC (holding company), 2002 to August 2008 and 2003 to August 2008, respectively; formerly, Managing Director and Chief Investment Officer, Neuberger, December 2005 to August 2008 and 2003 to August 2008, respectively; formerly, Executive Vice President, Neuberger, December 2002 to 2005; formerly, Director and Chairman, Management, December 2002 to August 2008; formerly, Executive Vice President, Citigroup Investments, Inc., September 1995 to February 2002; formerly, Executive Vice President, Citigroup Inc., September 1995 to February 2002.
			49
Director, Idealab (private company), since 2009; Director, Distributed World Power (private company), since 2009; Director, Dale Carnegie and Associates, Inc. (private company), since 1999; Director, Solbright, Inc. (private company), since 1998; Director, SA Agricultural Fund, since 2009; Chairman and Director, Essential Brands (consumer products) since 2008; formerly, Director, New York Society of Security Analysts, 2006 to 2008.

Tom D. Seip (1950)	Trustee since 2000; Chairman of the Board since 2008; Lead Independent Trustee from 2006 to 2008	General Partner, Ridgefield Farm LLC (a private investment vehicle); formerly, President and CEO, Westaff, Inc. (temporary staffing), May 2001 to January 2002; formerly, Senior Executive, The Charles Schwab Corporation, 1983 to 1998, including Chief Executive Officer, Charles Schwab Investment Management, Inc.; Trustee, Schwab Family of Funds and Schwab Investments, 1997 to 1998; and Executive Vice President-Retail Brokerage, Charles Schwab & Co., Inc., 1994 to 1997.	49
Director, H&R Block, Inc. (financial services company), since May 2001; Chairman, Governance and Nominating Committee, H&R Block, Inc., since 2011; formerly, Chairman, Compensation Committee, H&R Block, Inc., 2006 to 2010; formerly, Director, Forward Management, Inc. (asset management company), 1999 to 2006.

Name, (Year of Birth), and Address(1)	Position and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)

Candace L. Straight (1947)	Trustee since 2000	Private investor and consultant specializing in the insurance industry; formerly, Advisory Director, Securitas Capital LLC (a global private equity investment firm dedicated to making investments in the insurance sector), 1998 to December 2003.	49
Public Member, Board of Governors and Board of Trustees, Rutgers University, since 2011; Director, Montpelier Re Holdings Ltd. (reinsurance company), since 2006; formerly, Director, National Atlantic Holdings Corporation (property and casualty insurance company), 2004 to 2008; formerly, Director, The Proformance Insurance Company (property and casualty insurance company), 2004 to 2008; formerly, Director, Providence Washington Insurance Company (property and casualty insurance company), 1998 to 2006; formerly, Director, Summit Global Partners (insurance brokerage firm), 2000 to 2005.

Peter P. Trapp (1944)	Trustee since 2000	Retired; formerly, Regional Manager for Mid-Southern Region, Ford Motor Credit Company, September 1997 to 2007; formerly, President, Ford Life Insurance Company, April 1995 to August 1997.	49	None.

Name, (Year of Birth), and Address(1)	Position and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)

Fund Trustees who are "Interested Persons"
Joseph V. Amato* (1962)	Trustee since 2009
President and Director, Neuberger Berman Group LLC, since 2009; President and Chief Executive Officer, Neuberger and Neuberger Berman Holdings LLC (including its predecessor, Neuberger Berman Inc.), since 2007; Chief Investment Officer, Neuberger, since 2009; Chief Investment Officer (Equities) and Managing Director, Management, since 2009; Managing Director, Neuberger Berman Fixed Income LLC ("NBFI") since 2007; Board member of NBFI since 2006; formerly, Global Head of Asset Management of LBHI Investment Management Division, 2006 to 2009; formerly, member of LBHI's Investment Management Division's Executive Management Committee, 2006 to 2009; formerly, Managing Director, Lehman Brothers Inc. ("LBI"), 2006 to 2008; formerly, Chief Recruiting and Development Officer, LBI, 2005 to 2006; formerly, Global Head of LBI's Equity Sales and a Member of its Equities Division Executive Committee, 2003 to 2005.
49
Member of Board of Advisors, McDonough School of Business, Georgetown University, since 2001; Member of New York City Board of Advisors, Teach for America, since 2005; Trustee, Montclair Kimberley Academy (private school), since 2007.

Name, (Year of Birth), and Address(1)	Position and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)

Robert Conti* (1956)	Chief Executive Officer, President and Trustee since 2008; prior thereto, Executive Vice President in 2008 and Vice President from 2000 to 2008	Managing Director, Neuberger, since 2007; formerly, Senior Vice President, Neuberger, 2003 to 2006; formerly, Vice President, Neuberger, 1999 to 2003; President and Chief Executive Officer, Management, since 2008; formerly, Senior Vice President, Management, 2000 to 2008; Managing Director, NBFI, since 2009.	49	Director, Staten Island Mental Health Society, since 1994; formerly, Chairman of the Board, Staten Island Mental Health Society, 2008 to 2011.

(1)	The business address of each listed person is 605 Third Avenue, New York, New York 10158.
(2)
Pursuant to the Trust's Trust Instrument, each of these Fund Trustees shall hold office for life or until his or her successor is elected or the Trust terminates; except that (a) any Fund Trustee may resign by delivering a written resignation; (b) any Fund Trustee may be removed with or without cause at any time by a written instrument signed by at least two-thirds of the other Fund Trustees; (c) any Fund Trustee who requests to be retired, or who has become unable to serve, may be retired by a written instrument signed by a majority of the other Fund Trustees; and (d) any Fund Trustee may be removed at any shareholder meeting by a vote of at least two-thirds of the outstanding shares.

(3)	Except as otherwise indicated, each individual has held the positions shown for at least the last five years.
*	Indicates a Fund Trustee who is an "interested person" within the meaning of the 1940 Act. Mr. Amato and Mr. Conti are interested persons of the Trust by virtue of the fact that each is an officer of Management, Neuberger and/or their affiliates.

Information about the Officers of the Trust

Name, (Year of Birth), and Address(1)	Position and Length of Time Served(2)	Principal Occupation(s)(3)

Andrew B. Allard (1961)	Anti-Money Laundering Compliance Officer since 2002
Senior Vice President, Neuberger, since 2006 and Employee since 1999; Deputy General Counsel, Neuberger, since 2004; formerly, Vice President, Neuberger, 2000 to 2005; formerly, Employee, Management, 1994 to 1999; Anti-Money Laundering Compliance Officer, nine registered investment companies for which Management acts as investment manager and administrator (six since 2002, one since 2003, one since 2005 and one since 2006).

Claudia A. Brandon (1956)	Executive Vice President since 2008 and Secretary since 1985
Senior Vice President, Neuberger, since 2007 and Employee since 1999; Senior Vice President, Management, since 2008 and Assistant Secretary since 2004; formerly, Vice President, Neuberger, 2002 to 2006; formerly, Vice President-Mutual Fund Board Relations, Management, 2000 to 2008; formerly, Vice President, Management, 1986 to 1999 and Employee 1984 to 1999; Executive Vice President, nine registered investment companies for which Management acts as investment manager and administrator (nine since 2008); Secretary, nine registered investment companies for which Management acts as investment manager and administrator (three since 1985, three since 2002, one since 2003, one since 2005 and one since 2006).

Anthony DiBernardo (1979)	Assistant Treasurer since 2011
Vice President, Neuberger, since 2009; Employee, Management, since 2003; Assistant Treasurer, nine registered investment companies for which Management acts as investment manager and administrator (nine since 2011).

Maxine L. Gerson (1950)	Executive Vice President since 2008 and Chief Legal Officer since 2005 (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002)
Managing Director, Neuberger, since 2009, and Deputy General Counsel and Assistant Secretary, Neuberger, since 2001; Managing Director, Management, since 2009, and Secretary and General Counsel, Management, since 2004; formerly, Senior Vice President, Neuberger, 2002 to 2009; formerly, Senior Vice President, Management, 2006 to 2009; Executive Vice President, nine registered investment companies for which Management acts as investment manager and administrator (nine since 2008); Chief Legal Officer (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002), nine registered investment companies for which Management acts as investment manager and administrator (eight since 2005 and one since 2006).

Sheila R. James (1965)	Assistant Secretary since 2002
Vice President, Neuberger, since 2008 and Employee since 1999; formerly, Assistant Vice President, Neuberger, 2007; formerly, Employee, Management, 1991 to 1999; Assistant Secretary, nine registered investment companies for which Management acts as investment manager and administrator (six since 2002, one since 2003, one since 2005 and one since 2006).

Brian Kerrane (1969)	Vice President since 2008
Senior Vice President, Neuberger, since 2006; formerly, Vice President, Neuberger, 2002 to 2006; Vice President, Management, since 2008 and Employee since 1991; Vice President, nine registered investment companies for which Management acts as investment manager and administrator (nine since 2008).

Name, (Year of Birth), and Address(1)	Position and Length of Time Served(2)	Principal Occupation(s)(3)

Kevin Lyons (1955)	Assistant Secretary since 2003
Assistant Vice President, Neuberger, since 2008 and Employee since 1999; formerly, Employee, Management 1993 to 1999; Assistant Secretary, nine registered investment companies for which Management acts as investment manager and administrator (seven since 2003, one since 2005 and one since 2006).

Owen F. McEntee, Jr. (1961)	Vice President since 2008
Vice President, Neuberger, since 2006; Employee, Management, since 1992; Vice President, nine registered investment companies for which Management acts as investment manager and administrator (nine since 2008).

John M. McGovern (1970)	Treasurer and Principal Financial and Accounting Officer since 2005
Senior Vice President, Neuberger, since 2007; formerly, Vice President, Neuberger, 2004 to 2006; Employee, Management, since 1993; Treasurer and Principal Financial and Accounting Officer, nine registered investment companies for which Management acts as investment manager and administrator (eight since 2005 and one since 2006); formerly, Assistant Treasurer, eight registered investment companies for which Management acts as investment manager and administrator, 2002 to 2005.

Frank Rosato (1971)	Assistant Treasurer since 2005
Vice President, Neuberger, since 2006; Employee, Management, since 1995; Assistant Treasurer, nine registered investment companies for which Management acts as investment manager and administrator (eight since 2005 and one since 2006).

Neil S. Siegel (1967)	Vice President since 2008
Managing Director, Management, since 2008; Managing Director, Neuberger, since 2006; formerly, Senior Vice President, Neuberger, 2004 to 2006; Vice President, nine registered investment companies for which Management acts as investment manager and administrator (nine since 2008).

Chamaine Williams (1971)	Chief Compliance Officer since 2005
Senior Vice President, Neuberger, since 2007; Chief Compliance Officer, Management, since 2006; Chief Compliance Officer, nine registered investment companies for which Management acts as investment manager and administrator (eight since 2005 and one since 2006); formerly, Senior Vice President, LBI, 2007 to 2008; formerly, Vice President, LBI, 2003 to 2006; formerly, Chief Compliance Officer, Lehman Brothers Asset Management Inc., 2003 to 2007; formerly, Chief Compliance Officer, Lehman Brothers Alternative Investment Management LLC, 2003 to 2007.

(1)	The business address of each listed person is 605 Third Avenue, New York, New York 10158.
(2)
Pursuant to the By-Laws of the Trust, each officer elected by the Fund Trustees shall hold office until his or her successor shall have been elected and qualified or until his or her earlier death, inability to serve, or resignation. Officers serve at the pleasure of the Fund Trustees and may be removed at any time with or without cause.

(3)	Except as otherwise indicated, each individual has held the positions shown for at least the last five years

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 1-800-877-9700 (toll-free) and on the website of the Securities and Exchange Commission, at www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available, without charge, by calling 1-800-877-9700 (toll-free), on the website of the Securities and Exchange Commission at www.sec.gov, and on Management's website at www.nb.com.

Quarterly Portfolio Schedule

The Trust files a complete schedule of portfolio holdings for each Fund with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available on the Securities and Exchange Commission's website at www.sec.gov and may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The information on Form N-Q is available upon request, without charge, by calling 1-800-877-9700 (toll-free).

Notice to Shareholders

Equity Income Fund, Genesis Fund, Intrinsic Value Fund, Large Cap Disciplined Growth Fund, Mid Cap Growth Fund, Real Estate Fund and Select Equities Fund hereby designate $9,314,438, $295,331,935, $13,401,827, $29,359,244, $1,265,496, $1,924,275 and $2,544,641, respectively, as a capital gain distribution.

For the fiscal year ended August 31, 2012, each Fund makes the following designation, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for reduced tax rates. These lower rates range from 5% to 15% depending upon an individual's tax bracket. Complete information regarding each Fund's distributions during the calendar year 2012 will be reported in conjunction with Form 1099-DIV.

Fund	Qualified Dividend Income
Emerging Markets Equity Fund	$3,217,181
Equity Income Fund	74,809,170
Focus Fund	9,158,218
Genesis Fund	156,174,478
Global Equity Fund	70,066
Global Thematic Opportunities Fund	779,591
Guardian Fund	19,609,756
International Fund	7,572,330
International Institutional Fund	11,546,672
International Large Cap Fund	5,498,421
Intrinsic Value Fund	1,189,044
Large Cap Disciplined Growth Fund	8,018,023
Large Cap Value Fund	35,910,597
Mid Cap Intrinsic Value Fund	1,372,639
Multi-Cap Opportunities Fund	4,930,631
Select Equities Fund	640,596
Socially Responsive Fund	31,260,794
Value Fund	75,920

Report of Votes of Shareholders

A special meeting of shareholders of Neuberger Berman Real Estate Fund (the "Fund"), a series of Neuberger Berman Equity Funds, was held on June 19, 2012. Shareholders voted on the following matter:

Proposal—To change the Fund from a diversified fund to a non-diversified fund.

	Votes For	Votes Against	Abstentions	Broker Non-Votes	Total
Number of shares	16,700,500	1,521,387	836,963	—	19,058,850

This page has been left blank intentionally

Neuberger Berman Management LLC
605 Third Avenue 2nd Floor
New York, NY 10158–0180
Shareholder Services
800.877.9700
Intermediary Client Services
800.366.6264
www.nb.com

Statistics and projections in this report are derived from sources deemed to be reliable but cannot be regarded as a representation of future results of the Funds. This report is prepared for the general information of shareholders and is not an offer of shares of the Funds. Shares are sold only through the currently effective prospectus, which must precede or accompany this report.

 H0599 10/12

Item 2.  Code of Ethics.

The Board of Trustees (“Board”) of Neuberger Berman Equity Funds (“Registrant”) adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions (“Code of Ethics”).  For the period covered by this Form N-CSR, there were no amendments to the Code of Ethics and there were no waivers from the Code of Ethics granted to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

A copy of the Code of Ethics is incorporated by reference to the Registrant’s Form N-CSR, Investment Company Act file number 811-00582 (filed May 8, 2006).  The Code of Ethics is also available, without charge, by calling 1-800-877-9700 (toll-free).

Item 3.  Audit Committee Financial Expert.

The Board has determined that the Registrant has three audit committee financial experts serving on its audit committee.  The Registrant’s audit committee financial experts are Martha Goss, George Morriss and Candace Straight. Ms. Goss, Mr. Morriss and Ms. Straight are independent trustees as defined by Form N-CSR.

Item 4.  Principal Accountant Fees and Services.

Ernst & Young, LLP (“E&Y”) serves as independent registered public accounting firm to the Neuberger Berman Emerging Markets Equity, Equity Income, Focus, Genesis, Global Equity, Global Thematic Opportunities, Guardian, International, International Institutional, International Large Cap, Large Cap Value, Real Estate, Select Equities and Value Funds.

Tait, Weller & Baker LLP (“Tait Weller”) serves as independent registered public accounting firm to the Neuberger Berman Intrinsic Value, Large Cap Disciplined Growth, Mid Cap Growth, Mid Cap Intrinsic Value, Multi-Cap Opportunities, Small Cap Growth, and Socially Responsive Funds.

(a) Audit Fees

The aggregate fees billed for professional services rendered by E&Y for the audit of the annual financial statements or services that are normally provided by E&Y in connection with statutory and regulatory filings or engagements were $609,775 and $656,875 for the fiscal years ended 2011 and 2012, respectively.

The aggregate fees billed for professional services rendered by Tait Weller for the audit of the annual financial statements or services that are normally provided by Tait Weller in connection with statutory and regulatory filings or engagements were $135,625 and $138,250 for the fiscal years ended 2011 and 2012, respectively.

(b) Audit-Related Fees

The aggregate fees billed to the Registrant for assurance and related services by E&Y that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported above in Audit Fees were $0 and $0 for the fiscal years ended 2011 and 2012, respectively. The Audit Committee approved 0% and 0% of these services provided by E&Y for the fiscal years ended 2011 and 2012, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

The fees billed to other entities in the investment company complex for assurance and related services by E&Y that are reasonably related to the performance of the audit that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0 and $0 for the fiscal years ended 2011 and 2012, respectively. The Audit Committee approved 0% and 0% of these services provided by E&Y for the fiscal years ended 2011 and 2012, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

The aggregate fees billed to the Registrant for assurance and related services by Tait Weller that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported above in Audit Fees were $0 and $0 for the fiscal years ended 2011 and 2012, respectively.  The Audit Committee approved 0% and 0% of these services provided by Tait Weller for the fiscal years ended 2011 and 2012, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

The fees billed to other entities in the investment company complex for assurance and related services by Tait Weller that are reasonably related to the performance of the audit that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0 and $0 for the fiscal years ended 2011 and 2012, respectively. The Audit Committee approved 0% and 0% of these services provided by Tait Weller for the fiscal years ended 2011 and 2012, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

(c) Tax Fees

The aggregate fees billed to the Registrant for professional services rendered by E&Y for tax compliance, tax advice, and tax planning were $147,750 and $173,750 for the fiscal years ended 2011 and 2012, respectively. The nature of the services provided includes preparation of the Federal and State tax extensions and tax returns, review of annual excise tax calculations, and preparation of form 8613, in addition to guidance with the identification of Passive Foreign Investment Companies ("PFICS"), assistance with determination of various foreign withholding taxes, and assistance with Internal Revenue Code and tax regulation requirements for fund investments. The Audit Committee approved 0% and 0% of these services provided by E&Y for the fiscal years ended 2011 and 2012, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

The fees billed to other entities in the investment company complex for professional services rendered by E&Y for tax compliance, tax advice, and tax planning that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0 and $0 for the fiscal years ended 2011 and 2012, respectively. The Audit Committee approved 0% and 0% of these services provided by E&Y for the fiscal years ended 2011 and 2012, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

The aggregate fees billed to the Registrant for professional services rendered by Tait Weller for tax compliance, tax advice, and tax planning were $22,750 and $22,750 for the fiscal years ended 2011 and 2012, respectively. The nature of the services provided includes preparation of the Federal and State tax extensions and tax returns, review of annual excise tax calculations, and preparation of form 8613, in addition to guidance with the identification of Passive Foreign Investment Companies ("PFICS"), assistance with determination of various foreign withholding taxes, and assistance with Internal Revenue Code and tax regulation requirements for fund investments.

The Audit Committee approved 0% and 0% of these services provided by Tait Weller for the fiscal years ended 2011 and 2012, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

The fees billed to other entities in the investment company complex for professional services rendered by Tait Weller for tax compliance, tax advice, and tax planning that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0 and $0 for the fiscal years ended 2011 and 2012, respectively.  The Audit Committee approved 0% and 0% of these services provided by Tait Weller for the fiscal years ended 2011 and 2012, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

(d) All Other Fees

The aggregate fees billed to the Registrant for products and services provided by E&Y, other than services reported in Audit Fees, Audit-Related Fees, and Tax Fees were $0 and $0 for the fiscal years ended 2011 and 2012, respectively. The Audit Committee approved 0% and 0% of these services provided by E&Y for the fiscal years ended 2011 and 2012, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

The fees billed to other entities in the investment company complex for products and services provided by E&Y, other than services reported in Audit Fees, Audit-Related Fees, and Tax Fees that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0 and $0 for the fiscal years ended 2011 and 2012, respectively. The Audit Committee approved 0% and 0% of these services provided by E&Y for the fiscal years ended 2011 and 2012, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

The aggregate fees billed to the Registrant for products and services provided by Tait Weller, other than services reported in Audit Fees, Audit-Related Fees, and Tax Fees were $0 and $0 for the fiscal years ended 2011 and 2012, respectively. The Audit Committee approved 0% and 0% of these services provided by Tait Weller for the fiscal years ended 2011 and 2012, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

The fees billed to other entities in the investment company complex for products and services provided by Tait Weller, other than services reported in Audit Fees, Audit-Related Fees, and Tax Fees that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0 and $0 for the fiscal years ended 2011 and 2012, respectively. The Audit Committee approved 0% and 0% of these services provided by Tait Weller for the fiscal years ended 2011 and 2012, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

(e) Audit Committee’s Pre-Approval Policies and Procedures

(1) The Audit Committee’s pre-approval policies and procedures for the Registrant to engage an accountant to render audit and non-audit services delegate to each member of the Committee the power to pre-approve services between meetings of the Committee.

(2) None of the services described in paragraphs (b) through (d) above were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Hours Attributed to Other Persons

Not applicable.

(g) Non-Audit Fees

Non-audit fees billed by E&Y for services rendered to the Registrant were $174,968 and $203,750 for the fiscal years ended 2011 and 2012, respectively.

Non-audit fees billed by E&Y for services rendered to the Registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant were $0 and $0 for the fiscal years ended 2011 and 2012, respectively.

Non-audit fees billed by Tait Weller for services rendered to the Registrant were $22,750 and $22,750 for the fiscal years ended 2011 and 2012, respectively.

Non-audit fees billed by Tait Weller for services rendered to the Registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant were $0 and $0 for the fiscal years ended 2011 and 2012, respectively.

(h) The Audit Committee of the Board considered whether the provision of non-audit services rendered to the Registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant that were not pre-approved by the Audit Committee because the engagement did not relate directly to the operations and financial reporting of the Registrant is compatible with maintaining E&Y’s and Tait Weller’s independence.

Item 5.  Audit Committee of Listed Registrants.

Not applicable to the Registrant.

Item 6.  Schedule of Investments.

The complete schedule of investments for each series is disclosed in the Registrant’s Annual Report, which is included as Item 1 of this Form N-CSR.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the Registrant.

Item 10.  Submission of Matters to a Vote of Security Holders.

There were no changes to the procedures by which shareholders may recommend nominees to the Board.

Item 11.  Controls and Procedures.

(a)
Based on an evaluation of the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “Act”)) as of a date within 90 days of the filing date of this document, the Chief Executive Officer and Treasurer and Principal Financial and Accounting Officer of the Registrant have concluded that such disclosure controls and procedures are effectively designed to ensure that information required to be disclosed by the Registrant on Form N-CSR and Form N-Q is accumulated and communicated to the Registrant’s management to allow timely decisions regarding required disclosure.

(b)
There were no significant changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)	A copy of the Code of Ethics is incorporated by reference to the Registrant’s Form N-CSR, Investment Company Act file number 811-00582 (filed February 29, 2012).

(a)(2)	The certifications required by Rule 30a-2(a) of the Act and Section 302 of the Sarbanes-Oxley Act of 2002 (“Sarbanes-Oxley Act”) are filed herewith.

(a)(3)	Not applicable to the Registrant.

(b)	The certifications required by Rule 30a-2(b) of the Act and Section 906 of the Sarbanes-Oxley Act are filed herewith.

The certifications provided pursuant to Rule 30a-2(b) of the Act and Section 906 of the Sarbanes-Oxley Act are not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), or otherwise subject to the liability of that section.  Such certifications will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended or the Exchange Act, except to the extent that the Registrant specifically incorporates them by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Neuberger Berman Equity Funds

By:	/s/ Robert Conti
Robert Conti
Chief Executive Officer

Date: November 1, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Robert Conti
Robert Conti
Chief Executive Officer

Date: November 1, 2012

By:	/s/ John M. McGovern
John M. McGovern
Treasurer and Principal Financial
and Accounting Officer

Date: November 1, 2012